SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) June 30, 1997
                                    -------------



             Credit Suisse First Boston Mortgage Securities Corp.
       -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-25751           13-3320910
----------------------------     -------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                            Eleven Madison Avenue
                          New York, New York  10010
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                      -------------------



Item 5.   Other Events
----      ------------

     On June 30, 1997, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") executed a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Pooling and Servicing Agreement") by and among the Company, as depositor, First Union National Bank, as servicer (the "Servicer"), Lennar Partners, Inc., as Special Servicer (the "Special Servicer"), and The Chase
Manhattan Bank,  as  trustee  (the  "Trustee").   The Pooling and  Servicing
Agreement is annexed  hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the Company, the Servicer, the Special Servicer and the Trustee, providing for the issuance of Credit Suisse First Boston Mortgage Securities Corp. Commerial Mortgage Pass-Through Certificates, Series 1997-C1.




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.



                           By: /s/ Allan J. Baum
                               -----------------------
                               Name:  Allan J. Baum
                               Title: Vice President




Dated:    July 15, 1997










                                Exhibit Index
                                -------------



Exhibit                                                     Page
-------                                                     ----

99.1.     Pooling and Servicing Agreement                     5













                                                               EXECUTION COPY



==============================================================================


            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                  Depositor



                          FIRST UNION NATIONAL BANK,
                                   Servicer


                            LENNAR PARTNERS, INC.,
                               Special Servicer



                          THE CHASE MANHATTAN BANK,
                                   Trustee



                       POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1997


                                $1,356,228,736

                Commercial Mortgage Pass-Through Certificates

                                Series 1997-C1


==============================================================================



                              TABLE OF CONTENTS


                                  ARTICLE I

                                 DEFINITIONS
                                -----------

     SECTION 1.01.  Defined Terms . . . . . . . . . . . . . . . . . . . .   5
                    -------------
     SECTION 1.02.  Certain Calculations  . . . . . . . . . . . . . . . .  57
                    --------------------

                                  ARTICLE II

                             CONVEYANCE OF LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES
                     ---------------------------------

     SECTION 2.01.  Conveyance of Loans . . . . . . . . . . . . . . . . .  59
                    -------------------
     SECTION 2.02.  Acceptance by Trustee . . . . . . . . . . . . . . . .  61
                    ---------------------
     SECTION 2.03.  Representations, Warranties and Covenants of the
                    ------------------------------------------------
                    Depositor; Mortgage Loan Seller's Repurchase of Loans for
                    ---------------------------------------------------------
                    Defects in Mortgage Files and Breaches of Representations
                    ---------------------------------------------------------
                    and Warranties . . . . . . . . . . . . . . . . . . . .  63
                    --------------
     SECTION 2.04.  Execution of Certificates . . . . . . . . . . . . . .  65
                    -------------------------

                                 ARTICLE III

                              ADMINISTRATION AND
                         SERVICING OF THE TRUST FUND
                        ---------------------------

     SECTION 3.01.  Servicer to Act as Servicer; Special Servicer to
                    ------------------------------------------------
Act as Special Servicer; Administration of the Loans  . . . . . . . . . .  66
----------------------------------------------------
     SECTION 3.02.  Collection of Loan Payments . . . . . . . . . . . . .  67
                    ---------------------------
     SECTION 3.03.  Collection of Taxes, Assessments and Similar
                    --------------------------------------------
Items; Servicing Accounts . . . . . . . . . . . . . . . . . . . . . . . .  68
-------------------------
     SECTION 3.04.  The Certificate Account, Excess Interest
                    ----------------------------------------
Distribution Account and Distribution Account . . . . . . . . . . . . . .  71
---------------------------------------------
     SECTION 3.05.  Permitted Withdrawals from the Certificate
                    ------------------------------------------
Account and the Distribution Accounts . . . . . . . . . . . . . . . . . .  73
-------------------------------------
     SECTION 3.06.  Investment of Funds in the Certificate Account,
                    -----------------------------------------------
Servicing Accounts, Cash Collateral Accounts, the Excess
--------------------------------------------------------
Interest Distribution Account, the Interest Reserve Account
-----------------------------------------------------------
and the REO Account . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
-------------------
     SECTION 3.07.  Maintenance of Insurance Policies; Errors and
                    ---------------------------------------------
Omissions and Fidelity Coverage . . . . . . . . . . . . . . . . . . . . .  79
-------------------------------
     SECTION 3.08.  Enforcement of Due-On-Sale and Due-On-Encumbrance
                    -------------------------------------------------
Clauses; Assumption Agreements; Defeasance Provisions . . . . . . . . . .  83
-----------------------------------------------------
     SECTION 3.09.  Realization upon Defaulted Loans  . . . . . . . . . .  85
                    --------------------------------
     SECTION 3.10.  Trustee to Cooperate; Release of Mortgage Files . . .  88
                    -----------------------------------------------
     SECTION 3.11.  Servicing Compensation  . . . . . . . . . . . . . . .  89
                    ----------------------
     SECTION 3.12.  Reports to the Trustee; Certificate Account
                    -------------------------------------------
Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
----------
     SECTION 3.13.  Annual Statement as to Compliance . . . . . . . . . .  96
                    ---------------------------------
     SECTION 3.14.  Reports by Independent Public Accountants . . . . . .  97
                    -----------------------------------------
     SECTION 3.15.  Access to Certain Information . . . . . . . . . . . .  97
                    -----------------------------
     SECTION 3.16.  Title to REO Property; REO Account  . . . . . . . . .  98
                    ----------------------------------
     SECTION 3.17.  Management of REO Property  . . . . . . . . . . . . .  99
                    --------------------------
     SECTION 3.18.  Sale of Defaulted Loans and REO Properties  . . . . . 101
                    ------------------------------------------
     SECTION 3.19.  Additional Obligations of the Servicer and
                    ------------------------------------------
Special Servicer; Inspections . . . . . . . . . . . . . . . . . . . . . . 103
-----------------------------
     SECTION 3.20.  Modifications, Waivers, Amendments and Consents . . . 106
                    -----------------------------------------------
     SECTION 3.21.  Transfer of Servicing Between Servicer and
                    ------------------------------------------
Special Servicer; Record Keeping; Asset Status Report . . . . . . . . . . 109
-----------------------------------------------------
     SECTION 3.22.  Sub-Servicing Agreements  . . . . . . . . . . . . . . 112
                    ------------------------
     SECTION 3.23.  Representations and Warranties of the Servicer  . . . 114
                    ----------------------------------------------
     SECTION 3.24.  Representations and Warranties of the Special
                    ---------------------------------------------
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116
--------
     SECTION 3.25.  Duties of the Extension Advisor . . . . . . . . . . . 119
                    -------------------------------
     SECTION 3.26.  Extension Advisor; Elections  . . . . . . . . . . . . 120
                    ----------------------------
     SECTION 3.27.  Limitation on Liability of Extension Advisor  . . . . 121
                    --------------------------------------------
     SECTION 3.28.  Reports to the Securities and Exchange
                    --------------------------------------
Commission; Available Information . . . . . . . . . . . . . . . . . . . . 122
---------------------------------
     SECTION 3.29.  Lock-Box Accounts and Servicing Accounts. . . . . . . 125
                    ----------------------------------------
     SECTION 3.30.  Interest Reserve Account  . . . . . . . . . . . . . . 125
                    ------------------------
     SECTION 3.31.  Limitations on and Authorizations of the Servicer
                    -------------------------------------------------
and Special Servicer with Respect to Certain Loans. . . . . . . . . . . . 126
--------------------------------------------------
     SECTION 3.32.  REMIC Administration  . . . . . . . . . . . . . . . . 128
                    --------------------

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS
                       ------------------------------

     SECTION 4.01.  Distributions . . . . . . . . . . . . . . . . . . . . 132
                    -------------
     SECTION 4.02.  Statements to Certificateholders; Reports by
                    --------------------------------------------
Trustee; Other Information Available to the Holders and
-------------------------------------------------------
Others  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 141
------
     SECTION 4.03.  P&I Advances  . . . . . . . . . . . . . . . . . . . . 146
                    ------------
     SECTION 4.04.  Allocation of Collateral Support Deficit  . . . . . . 148
                    ----------------------------------------
     SECTION 4.05.  Appraisal Reductions  . . . . . . . . . . . . . . . . 149
                    --------------------
     SECTION 4.06.  Certificate Deferred Interest . . . . . . . . . . . . 150
                    -----------------------------
     SECTION 4.07.  Grantor Trust Reporting . . . . . . . . . . . . . . . 151
                    -----------------------

                                  ARTICLE V

                               THE CERTIFICATES
                               ----------------

     SECTION 5.01.  The Certificates. . . . . . . . . . . . . . . . . . . 152
                    ----------------
     SECTION 5.02.  Registration of Transfer and Exchange of
                    ----------------------------------------
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 153
------------
     SECTION 5.03.  Book-Entry Certificates . . . . . . . . . . . . . . . 160
                    -----------------------
     SECTION 5.04.  Mutilated, Destroyed, Lost or Stolen Certificates . . 163
                    -------------------------------------------------
     SECTION 5.05.  Persons Deemed Owners . . . . . . . . . . . . . . . . 164
                    ---------------------

                                  ARTICLE VI

                              THE DEPOSITOR, THE
                      SERVICER AND THE SPECIAL SERVICER
                     ---------------------------------

     SECTION 6.01.  Liability of the Depositor, the Servicer and the
                    ------------------------------------------------
Special Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165
----------------
     SECTION 6.02.  Merger, Consolidation or Conversion of the
                    ------------------------------------------
Depositor, the Servicer or the Special Servicer . . . . . . . . . . . . . 165
-----------------------------------------------
     SECTION 6.03.  Limitation on Liability of the Depositor, the
                    ---------------------------------------------
Servicer, the Special Servicer and Others . . . . . . . . . . . . . . . . 165
-----------------------------------------
     SECTION 6.04.  Depositor, Servicer and Special Servicer Not to
                    -----------------------------------------------
Resign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 168
------
     SECTION 6.05.  Rights of the Depositor in Respect of the
                    -----------------------------------------
Servicer and the Special Servicer . . . . . . . . . . . . . . . . . . . . 168
---------------------------------

                                 ARTICLE VII

                                   DEFAULT
                                   -------

     SECTION 7.01.  Events of Default; Servicer and Special Servicer
                    ------------------------------------------------
Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 169
-----------
     SECTION 7.02.  Trustee to Act; Appointment of Successor  . . . . . . 172
                    ----------------------------------------
     SECTION 7.03.  Notification to Certificateholders  . . . . . . . . . 173
                    ----------------------------------
     SECTION 7.04.  Waiver of Events of Default . . . . . . . . . . . . . 174
                    ---------------------------
     SECTION 7.05.  Trustee Advances  . . . . . . . . . . . . . . . . . . 174
                    ----------------

                                 ARTICLE VIII

                           CONCERNING THE TRUSTEE
                           ----------------------

     SECTION 8.01.  Duties of Trustee . . . . . . . . . . . . . . . . . . 175
                    -----------------
     SECTION 8.02.  Certain Matters Affecting the Trustee . . . . . . . . 176
                    -------------------------------------
     SECTION 8.03.  Trustee Not Liable for Validity or Sufficiency of
                    -------------------------------------------------
Certificates or Loans . . . . . . . . . . . . . . . . . . . . . . . . . . 178
---------------------
     SECTION 8.04.  Trustee May Own Certificates  . . . . . . . . . . . . 178
                    ----------------------------
     SECTION 8.05.  Fees and Expenses of Trustee; Indemnification of
                    ------------------------------------------------
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 178
-------
     SECTION 8.06.  Eligibility Requirements for Trustee  . . . . . . . . 179
                    ------------------------------------
     SECTION 8.07.  Resignation and Removal of the Trustee  . . . . . . . 180
                    --------------------------------------
     SECTION 8.08.  Successor Trustee . . . . . . . . . . . . . . . . . . 181
                    -----------------
     SECTION 8.09.  Merger or Consolidation of Trustee  . . . . . . . . . 181
                    ----------------------------------
     SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee . . . . 182
                    ---------------------------------------------
     SECTION 8.11.  Appointment of Custodians . . . . . . . . . . . . . . 183
                    -------------------------
     SECTION 8.12.  Access to Certain Information . . . . . . . . . . . . 183
                    -----------------------------
     SECTION 8.13.  Representations and Warranties of the Trustee . . . . 185
                    ---------------------------------------------

                                  ARTICLE IX

                      TERMINATION; PURCHASE OF ARD LOANS
                     ----------------------------------

     SECTION 9.01.  Termination Upon Repurchase or Liquidation of All
                    -------------------------------------------------
Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 188
-----
     SECTION 9.02.  Additional Termination Requirements . . . . . . . . . 190
                    -----------------------------------
     SECTION 9.03.  Purchase of ARD Loans.  . . . . . . . . . . . . . . . 191
                    ----------------------

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     SECTION 10.01. Amendment . . . . . . . . . . . . . . . . . . . . . . 192
                    ---------
     SECTION 10.02. Recordation of Agreement; Counterparts  . . . . . . . 194
                    --------------------------------------
     SECTION 10.03. Limitation on Rights of Certificateholders  . . . . . 194
                    ------------------------------------------
     SECTION 10.04. Governing Law . . . . . . . . . . . . . . . . . . . . 195
                    -------------
     SECTION 10.05. Notices . . . . . . . . . . . . . . . . . . . . . . . 196
                    -------
     SECTION 10.06. Severability of Provisions  . . . . . . . . . . . . . 196
                    --------------------------
     SECTION 10.07. Grant of a Security Interest  . . . . . . . . . . . . 197
                    ----------------------------
     SECTION 10.08. Successors and Assigns; Beneficiaries . . . . . . . . 197
                    -------------------------------------
     SECTION 10.09. Article and Section Headings  . . . . . . . . . . . . 197
                    ----------------------------
     SECTION 10.10. Notices to the Rating Agencies  . . . . . . . . . . . 197
                    ------------------------------

                                   EXHIBITS

Exhibit A-1         Form of Class A-1 Certificate
Exhibit A-2         Form of Class A-2 Certificate
Exhibit A-3         Form of Class A-X Certificate
Exhibit A-4         Form of Fixed Rate Subordinate Certificate
Exhibit A-5         Form of Adjustable Rate Subordinate Certificate
Exhibit A-6         Form of Class V-1 Certificate
Exhibit A-7         Form of Residual Certificate
Exhibit B           Mortgage Loan Schedule
Exhibit C           Form of Investment Representation Letter
Exhibit D-1         Form of Transfer Affidavit
Exhibit D-2         Form of Transferor Letter
Exhibit E           (RESERVED)
Exhibit F           Form of Request for Release
Exhibit G           (RESERVED)
Exhibit H           (RESERVED)
Exhibit I-1         Form of Comparative Financial Status Report
Exhibit I-2         Form of Delinquent Loan Status Report
Exhibit I-3         Form of Historical Loan Modification Report
Exhibit I-4         Form of Historical Loss Estimate Report
Exhibit I-5         Form of REO Status Report
Exhibit I-6         Form of Watch List
Exhibit I-7         Form of Operating Statement Analysis Report
Exhibit I-8         Form of NOI Adjustment Worksheet
Exhibit J           (RESERVED)
Exhibit K           Form of Lost Note Affidavit


     This Pooling and Servicing Agreement (the "Agreement"), is dated and
                                                ---------
effective as of June 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, First Union National Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, and The Chase Manhattan Bank, as Trustee.

                            PRELIMINARY STATEMENT:

     The Depositor intends to sell commercial mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in
                                 ------------
multiple classes (each, a "Class"), which in the aggregate will evidence
                           -----
the entire beneficial ownership interest in the trust fund (the "Trust
                                                                 -----
Fund") to be created hereunder, the primary assets of which will be a pool
----
of 161 multifamily and commercial mortgage loans (the "Loans"). As
                                                       -----
provided herein, the Trustee shall elect or shall cause an election to be made that each of the Upper-Tier REMIC and the Lower-Tier REMIC (as defined herein) be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC").
                        -----
     The following table sets forth the designation, the initial pass-through rate (the "Pass-Through Rate"), the aggregate initial principal
           -----------------
amount (the "Original Certificate Balance") or notional balance ("Original
             ----------------------------
Notional Balance"), as applicable, and the initial ratings given each Class (as indicated below) by the Rating Agencies (as defined herein) for each class of certificates comprising the interests in the Upper-Tier REMIC created hereunder:

                               UPPER-TIER REMIC

                                                       Original
                                                 Certificate Balance
                                            (or, in the case of the Class            Initial
      Class                                   A-X Certificates, Original           Ratings/(1)/
   Designation       Pass-Through Rate            Notional Balance)             Fitch/Moody's/S&P
Class A-1A                 6.90%                        $  144,045,000             AAA/Aaa/AAA
Class A-1B                 7.15%                        $  190,936,000             AAA/Aaa/AAA
Class A-1C                 7.24%                        $  556,922,000             AAA/Aaa/AAA
Class A-2                  7.26%                        $   54,456,214             AAA/Aaa/AAA

Class B                    7.28%                        $   94,936,000              AA+/Aa2/NR
Class C                    7.34%                        $   67,812,000               A+/A2/NR
Class D                    7.46%                        $   61,030,000             BBB/Baa2/NR
Class E                     (2)                         $   33,906,000              NR/Baa3/NR
Class F                     (2)                         $   64,421,000               BB/NR/BB
Class G                     (2)                         $   13,562,000              BB-/NR/BB-
Class H                     (2)                         $   27,125,000                B/B2/B

Class I                     (2)                         $   16,952,000               B-/B3/NR
Class J                     (2)                         $   13,563,000             CCC/Caa2/NR
Class K                     (2)                         $   13,562,522               NR/NR/NR
Class A-X                   (3)                    $1,356,228,736(4)                AAA/Aaa/NR
Class R                   None(5)                      None(5)                          NA

_______________

(1) The Certificates marked "NR" have not been rated by the applicable Rating Agency.
(2) The Pass-Through Rates on the Class E, Class F, Class G, Class H, Class I, Class J and Class K Certificates will equal the lesser of 7.50% and the Combined Weighted Average Net Mortgage Rate.
(3)  The Class A-X Pass-Through Rate, as defined herein.
(4) Original Notional Balance. The Class A-X Certificates will not have a Certificate Balance and will not be entitled to receive distributions of principal.
(5) The Class R Certificates will not have a Certificate Balance or notional balance, do not bear interest and will not be entitled to distributions of Prepayment Premiums or Yield Maintenance Charges. Any General Available Distribution Amount or Private Loan Available Distribution Amount remaining in the Upper-Tier Distribution
     Account, after all required distributions under this Agreement have been made to each other Class of Certificates, will be distributed to the Holders of the Class R Certificates.

     The Class A-1A, Class A-1B, Class A-1C, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J, Class K and Class A-X Certificates will evidence "regular interests" in the Upper-Tier REMIC created hereunder. The sole Class of "residual interests" in the Upper-Tier REMIC created hereunder will be evidenced by the Class R Certificates. The Class LA-1A, Class LA-1B, Class LA-1C, Class LA-2,
Class LB, Class LC, Class LD, Class LE, Class LF, Class LG, Class LH, Class LI, Class LJ and Class LK Uncertificated Interests will evidence "regular interests" in the Lower-Tier REMIC created hereunder. The sole Class of "residual interests" in the Lower-Tier REMIC created hereunder will be evidenced by the Class LR Certificates.

     The following table sets forth the initial Lower-Tier Principal Amounts and per annum rates of interest for the Uncertificated Lower-Tier Interests:

                               LOWER-TIER REMIC

         Class                  Interest Rate                  Original Lower-Tier Principal
Class LA-1A                          (1)                                $144,045,000
Class LA-1B                          (1)                                $190,936,000
Class LA-1C                          (1)                                $559,922,000
Class LA-2                           (1)                                $ 54,456,214
Class LB                             (1)                                $ 94,936,000
Class LC                             (1)                                $ 67,812,000
Class LD                             (1)                                $ 61,030,000
Class LE                             (1)                                $ 33,906,000
Class LF                             (1)                                $ 64,421,000
Class LG                             (1)                                $ 13,562,000
Class LH                             (1)                                $ 27,125,000
Class LI                             (1)                                $ 16,952,000
Class LJ                             (1)                                $ 13,563,000
Class LK                             (1)                                $ 13,562,522
Class LR                           None(2)                                None(2)

-------------------------------
     (1) The interest rate of each of the indicated classes of Uncertificated Lower-Tier Interests is the Combined Weighted Average Net Mortgage Rate.
     (2) The Class LR Certificates do not have a Certificate Balance or notional balance, do not bear interest and will not be entitled to distributions of Prepayment Premiums or Yield Maintenance Charges. Any General Available Distribution Amount or Private Loan Available Distribution
               Amount remaining in the Lower-Tier Distribution Account after distributing the Lower-Tier Distribution Amount on each Distribution Date shall be distributed to the Holders of the Class LR Certificates.

     The parties intend that the portion of the Trust Fund representing the Excess Interest and the Excess Interest Distribution Account be treated as a grantor trust under Subpart E of Part 1 of Subchapter J of Chapter 1 of Subtitle A of the Code and that the Class V-1 Certificates represent undivided beneficial interests in the portion of the Trust Fund consisting of the Excess Interest and the Excess Interest Distribution Account.

     As of close of business on the Cut-off Date (as defined herein), the Loans had an aggregate principal balance, after application of all payments of principal due on or before such date, whether or not received, equal to $1,356,228,736.

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Special Servicer and the Trustee agree as follows:

                                  ARTICLE I

                                 DEFINITIONS
                                -----------

     SECTION 1.01.  Defined Terms.
                    -------------
     Whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accrued Certificate Interest Amount":  With respect to each
      -----------------------------------
Distribution Date and each Class of Regular Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Certificate Balance of such Class (or, in the case of the Class A-X Certificates, on the Notional Balance thereof) immediately prior to such Distribution Date, commencing in the month of the Closing Date. The Accrued Certificate Interest Amount for each such Class shall be calculated on the basis of a 360-day year composed of twelve 30-day months.

     "Accountant's Statement":  As defined in Section 3.14.
      ----------------------

     "Acquisition Date":  With respect to any REO Property, the first day
      ----------------
on which such REO Property is considered to be acquired by the Trust Fund and the Lower-Tier REMIC within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Lower-Tier REMIC is treated as the owner of such REO Property for federal income tax purposes.

     "Actual/Actual Loans": The Loans indicated by the term "Act/Act"
      -------------------
under the column heading "Interest Calc." in the Mortgage Loan Schedule.

     "Actual/360 Loans": The Loans indicated by the term "Act/360" under
      ----------------
the column heading "Interest Calc." in the Mortgage Loan Schedule.

     "Advance":  Any P&I Advance or Servicing Advance.
      -------

     "Adverse REMIC Event":  As defined in Section 3.32.
      -------------------

     "Affiliate":  With respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent":  As defined in Section 5.02(d)(i)(A).
      -----

     "Agreement":  This Pooling and Servicing Agreement and all amendments
      ---------
hereof and supplements hereto.

     "Allocated Loan Amount":  With respect to each Mortgaged Property,
      ---------------------
the portion of the principal amount of the related Loan allocated to such Mortgaged Property in the applicable Mortgage or Loan Agreement.

     "Annual Compliance Report":  A report consisting of an annual
      ------------------------
statement of compliance required by Section 3.13 hereof and an annual report of an Independent accountant required pursuant to Section 3.14 hereof.

     "Anticipated Repayment Date":  With respect to any ARD Loan,
      --------------------------
designated as such on the Mortgage Loan Schedule, the date upon which such ARD Loan starts to accrue interest at its Revised Rate.

     "Appraisal":  An appraisal prepared in accordance with 12 C.F.R.
      ---------
Section225.64 by an Appraiser selected by the Servicer or Special Servicer, as applicable.

     "Appraisal Reduction":  For any Distribution Date and for any Loan as
      -------------------
to which an Appraisal Reduction Event has occurred, an amount calculated by the Special Servicer equal to the excess, if any, of (a) the Stated Principal Balance of such Loan over (b) the excess of (i) 90% of the Appraised Value of the related Mortgaged Property as determined (a) by one or more Appraisals with respect to any Loan with an outstanding principal balance equal to or in excess of $2,000,000 (the costs of which shall be paid by the Servicer as a Servicing Advance) or (b) by an Appraisal (or an update of a prior Appraisal) or an internal valuation performed by the Special Servicer with respect to any Loan with an outstanding principal balance less than $2,000,000 over
(ii) the sum of (x) to the extent not previously advanced by the Servicer or the Trustee, all unpaid interest on such Loan at a per annum rate equal to its Mortgage Rate, (y) all unreimbursed Advances and interest thereon at the Reimbursement Rate in respect of such Loan and (z) all currently due and unpaid real estate taxes and assessments, Insurance Policy premiums, ground rents and all other amounts due and unpaid with respect to such Loan, net of any amounts currently escrowed for such amounts (which taxes, assessments, premiums, ground rents and other amounts have not been subject to an Advance by the Servicer or the Trustee and/or for which funds have not been escrowed).

     Notwithstanding anything herein to the contrary, the aggregate Appraisal Reduction related to a Loan or the related REO Property will be reduced to zero as of the date such Loan is paid in full, liquidated, repurchased or otherwise removed from the Trust Fund.

     "Appraisal Reduction Amount":  With respect to any Distribution Date
      --------------------------
and any Loan for which an Appraisal Reduction has been calculated, an amount equal to the product of (i) the Reduction Rate for such Distribution Date and
(ii) the Appraisal Reduction with respect to such Loan.

     "Appraisal Reduction Event":  With respect to any Loan, the earliest
      -------------------------
of (i) the third anniversary of the date on which the first extension of the Maturity Date of such Loan becomes effective as a result of a modification of such Loan by the Special Servicer pursuant to the terms hereof, which extension does not decrease the aggregate amount of Monthly Payments on the Loan, (ii) 120 days after an uncured delinquency (without regard to the application of any grace period) occurs in respect of such Loan, (iii) the date on which a reduction in the amount of Monthly Payments on such Loan, or a change in any other material economic term of such Loan (other than an extension of the Maturity Date), becomes effective as a result of a modification of such Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed, (v) 60 days after a Mortgagor declares bankruptcy and (vi) immediately after a Loan becomes an REO Loan; provided, however, that an Appraisal Reduction Event shall not occur at any time when
                 --------  -------
the aggregate Certificate Balances of all Classes of Certificates (other than the Class A Certificates) have been reduced to zero. The Special Servicer shall notify the Servicer promptly upon the occurrence of any of the foregoing events.

     "Appraised Value":  With respect to any Mortgaged Property, the
      ---------------
appraised value thereof as determined by an Appraisal of the Mortgaged Property securing such Loan.

     "Appraiser":  An Independent nationally recognized MAI, state
      ---------
certified organization with five years of experience in properties of like kind and in the same geographic area.

     "ARD Loan":  A Loan that is designated as such on the Mortgage Loan
      --------
Schedule.

     "Asset Status Report":  As defined in Section 3.21(e).
      -------------------

     "Assignment of Leases":  With respect to any Mortgaged Property, any
      --------------------
assignment of leases, rents and profits or similar instrument, executed by the related Mortgagor, assigning to the related mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     "Assumed Scheduled Payment":  For any Due Period and with respect to
      -------------------------
any Loan that is delinquent in respect of its Balloon Payment (including any REO Loan as to which the Balloon Payment would have been past due), an amount equal to the sum of (a) the principal portion of the Monthly Payment that would have been due on such Loan on the related Due Date based on the constant payment required by the related Note or the original amortization schedule thereof (as calculated with interest at the related Mortgage Rate), if applicable, assuming such Balloon Payment had not become due, after giving effect to any modification of such Loan, and (b) interest on the Stated Principal Balance of such Loan at the applicable Net Mortgage Rate (net of interest at the Servicing Fee Rate).

     "Authenticating Agent":  Any agent of the Trustee appointed to act as
      --------------------
Authenticating Agent pursuant to Section 5.01.

     "Available Distribution Amount":  Either the General Available
      -----------------------------
Distribution Amount or the Private Loan Available Distribution Amount, as the case may be.

     "Balloon Loan":  Any Loan that by its original terms or by virtue of
      ------------
any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Maturity Date.

     "Balloon Payment":  With respect to any Balloon Loan and any date of
      ---------------
determination, the scheduled payment of principal due on the Maturity Date of such Loan (less principal included in the applicable amortization schedule or scheduled Monthly Payment).

     "Bankruptcy Code":  The federal Bankruptcy Code, as amended from time
      ---------------
to time (Title 11 of the United States Code).

     "Base Interest Fraction":  With respect to any Principal Prepayment
      ----------------------
on any Loan and with respect to any of the Class A, Class B, Class C, Class D and Class E Certificates, a fraction (a) whose numerator is the amount, if any, by which (i) the Pass-Through Rate on such Class of Certificates exceeds
(ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment and (b) whose denominator is the amount, if any, by which the (i) Mortgage Rate on such Loan exceeds (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one, and provided further that if such Yield Rate is greater than or equal to the lesser of (x) the Mortgage Rate on such Loan and (y) the Pass-Through Rate described in clause (a)(i) above, then the Base Interest Fraction shall equal zero.

     "Book-Entry Certificate":  Any Certificate registered in the name of
      ----------------------
the Depository or its nominee.

     "Borrower":  With respect to any Loan, any obligor or obligors on any
      --------
related Note or Notes.

     "Breach":  As defined in Section 2.03(b).
      ------

     "Business Day":  Any day other than a Saturday, a Sunday or a day on
      ------------
which banking institutions in the State of Florida, New York or North Carolina are authorized or obligated by law or executive order to remain closed.

     "Cash Collateral Account":  With respect to any Loan that has a
      -----------------------
Lock-Box Account, any account or accounts created pursuant to the related Mortgage, Loan Agreement, Cash Collateral Account Agreement or other loan document, into which account or accounts the Lock-Box Account monies are swept on a regular basis for the benefit of the Trustee as successor to the Mortgage Loan Seller's interest in the Loans.
Any Cash Collateral Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive all reinvestment income or gain thereon in accordance with the terms and provisions of the related Loan and Section 3.06, which Person shall be taxed on all reinvestment income or gain thereon. The Servicer shall be permitted to make withdrawals therefrom solely for deposit into the Certificate Account. To the extent not inconsistent with the terms of the related Loan, each such Cash Collateral Account shall be an Eligible Account.

     "Cash Collateral Account Agreement":  With respect to any Loan, the
      ---------------------------------
cash collateral account agreement, if any, between the Originator and the related Borrower, pursuant to which the related Cash Collateral Account, if any, may have been established.

     "CERCLA":  The Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended.

     "Certificate":  Any one of the Credit Suisse First Boston Mortgage
      -----------
Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1, as executed and delivered by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

     "Certificate Account":  The custodial account or accounts created and
      -------------------
maintained by the Servicer pursuant to Section 3.04(a) in the name of the Trustee on behalf of the Certificateholders, into which the amounts set forth in Section 3.04(a) shall be deposited directly, which account shall be entitled "First Union National Bank, in trust for The Chase Manhattan Bank, as Trustee for the benefit of Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Certificate Account". Any such account or accounts shall be an Eligible Account and shall be part of the Lower-Tier REMIC.

     "Certificate Balance":  With respect to any Class of Regular
      -------------------
Certificates (other than the Class A-X Certificates), (i) on or prior to the first Distribution Date, an amount equal to the Original Certificate Balance of such Class as specified in the Preliminary Statement hereto, and (ii) as of any date of determination after the first Distribution Date, the Certificate Balance of such Class on the Distribution Date immediately prior to such date of determination (determined as adjusted pursuant to Section 1.02(iii)).

     "Certificate Deferred Interest":  For any Distribution Date with
      -----------------------------
respect to any Class of Certificates, the amount of Mortgage Deferred Interest allocated to such Class pursuant to Section 4.06(a).

     "Certificateholder" or "Holder":  The Person in whose name a
      -----------------      ------
Certificate is registered in the Certificate Register, provided, however,
                                                       --------  -------
that solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Servicer, the Special Servicer, the Depositor or any Affiliate of any of them shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver has been obtained, if such consent, approval or waiver sought from such party would in any way increase its compensation or limit its obligations as Servicer, Special Servicer or Depositor, as applicable, hereunder; provided, however, the
                                     --------  -------
Servicer and Special Servicer shall be entitled to exercise such Voting Rights with respect to any issue which could reasonably be believed to adversely affect such party's compensation or increase its obligations or liabilities hereunder; and provided further, however, that such
                           ----------------  -------
restrictions will not apply to the exercise of the Special Servicer's rights as a member of the Controlling Class. The Trustee shall be entitled to request and conclusively rely upon a certificate of the Servicer, the Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the
 -------      ------------------
rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto
                  --------  -------
shall be required to recognize as a "Holder" or "Certificateholder" only
                                     ------      -----------------
the Person in whose name a Certificate is registered in the Certificate
Register.

     "Certificate Owner":  With respect to a Book-Entry Certificate, the
      -----------------
Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Register" and "Certificate Registrar":  The register
      --------------------       ---------------------
maintained and registrar appointed pursuant to Section 5.02.

     "Class":  With respect to any Certificates or Uncertificated Lower
      -----
Tier Interests, all of the Certificates or Uncertificated Lower-Tier Interests bearing the same alphabetical (and, if applicable, numerical) Class designation.

     "Class A Certificate":  Any Class A-1A, Class A-1B, Class A-1C or
      -------------------
Class A-2 Certificate.

     "Class A-1 Certificate":  Any Class A-1A, Class A-1B or Class A-1C
      ---------------------
Certificate.

     "Class A-1 Payoff Date":  The later of (i) the Distribution Date on
      ---------------------
which the Certificate Balance of the then last outstanding Class of Class A-1 Certificates has been reduced to zero and (ii) the Distribution Date on which all Collateral Support Deficits previously allocated to the Class A-1 Certificates have been reimbursed in full.

     "Class A-1A Certificate":  A Certificate designated as "Class A-1A"
      ----------------------
on the face thereof, substantially in the form of Exhibit A-1 hereto.

     "Class A-1A Pass-Through Rate":      6.9600% per annum.
      ----------------------------

     "Class A-1B Certificate":  A Certificate designated as "Class A-1B"
      ----------------------
on the face thereof, substantially in the form of Exhibit A-1 hereto.

     "Class A-1B Pass-Through Rate":      7.1500% per annum.
      ----------------------------

     "Class A-1C Certificate":  A Certificate designated as "Class A-1C"
      ----------------------
on the face thereof, substantially in the form of Exhibit A-1 hereto.

     "Class A-1C Pass-Through Rate":      7.2400% per annum.
      ----------------------------

     "Class A-2 Certificate":  A Certificate designated as "Class A-2" on
      ---------------------
the face thereof, substantially in the form of Exhibit A-2 hereto.

     "Class A-2 Group 2 Interest Distributable Amount":  As to any
      -----------------------------------------------
Distribution Date, the difference between (i) the amount of interest accrued at the Class A-2 Pass-Through Rate during the Interest Accrual Period on the lesser of (x) the Certificate Balance of the Class A-2 Certificates as of such Distribution Date and (y) the Stated Principal Balance of the Private Loan as of the first day of the related Due Period and (ii) the sum of (1) the allocable share of (x) the Uncovered Prepayment Interest Shortfalls, (y) Trust Fund indemnification expenses incurred during the related Due Period pursuant to Sections 6.02 or 8.05 and (z) Extension Advisor fees incurred during the related Due Period and (2) any allocations to such Class of any Certificate Deferred Interest, in each case relating to the Private Loan for such Distribution Date.

     "Class A-2 Pass-Through Rate":      7.2600% per annum.
      ---------------------------

     "Class A-X Certificate":  A Certificate designated as "Class A-X" on
      ---------------------
the face thereof, in the form of Exhibit A-10 hereto.

     "Class A-X Group 1 Interest Distributable Amount":  As to any
      -----------------------------------------------
Distribution Date and the Class A-X Certificates, the Optimal Interest Distribution Amount for such Class for such Distribution Date less the sum of
(i) the Class A-X Group 2 Interest Distributable Amount for such Distribution Date and (ii) the Class A-X Group 2 Unpaid Interest Carry forward Amount, if any, for such Distribution Date.

     "Class A-X Group 2 Interest Distributable Amount":  As to any
      -----------------------------------------------
Distribution Date, (1) the amount, if any, by which (i) the amount of interest accrued at the Net Mortgage Pass-Through Rate of the Private Loan during the related Due Period on the lesser of (x) the Certificate Balance of the Class A-2 Certificates as of such Distribution Date and (y) the Stated Principal Balance of the Private Loan as of the first day of the related Due Period exceeds (ii) the Class A-2 Group 2 Interest Distributable Amount for the Class A-2
Certificates for such Distribution Date, reduced by (2) the allocable share of (x) the Uncovered Prepayment Interest Shortfall Amount for such Distribution Date and (y) Trust Fund indemnification expenses incurred during the related Due Period pursuant to Sections 6.02 or 8.05, in each case relating to the Private Loan for such Distribution Date.

     "Class A-X Group 2 Unpaid Interest Carryforward Amount":  As to the
      -----------------------------------------------------
first Distribution Date, zero. As to any Distribution Date after the first Distribution Date, the amount, if any, by which the sum of the Class A-X Group 2 Interest Distributable Amount for the immediately preceding Distribution Date and the Class A-X Group 2 Unpaid Interest Carryforward Amount, if any, from such preceding Distribution Date exceeds the aggregate amount distributed in respect of interest to the Class A-X Certificates on such preceding Distribution Date from the General Available Distribution Amount and the Private Loan Distribution Amount for such preceding Distribution Date.

     "Class A-X Pass-Through Rate":  As to any Distribution Date, the per
      ---------------------------
annum rate, expressed as a percentage, obtained by dividing (i) the sum of the products of (a) the principal balance of each class of Uncertificated Lower-Tier Interests immediately prior to such Distribution Date and (b) the related Component Rate for such Distribution Date by (ii) the sum of all such principal balances.

     "Class B Certificate":  A Certificate designated as "Class B" on the
      -------------------
face thereof, in the form of Exhibit A-3 hereto.

     "Class B Pass-Through Rate":     7.2800% per annum.
      -------------------------

     "Class C Certificate":  A Certificate designated as "Class C" on the
      -------------------
face thereof, in the form of Exhibit A-4 hereto.

     "Class C Pass-Through Rate":      7.3400% per annum.
      -------------------------

     "Class D Certificate":  A Certificate designated as "Class D" on the
      -------------------
face thereof, in the form of Exhibit A-5 hereto.

     "Class D Pass-Through Rate":      7.4600% per annum.
      -------------------------

     "Class E Certificate":  A Certificate designated as "Class E" on the
      -------------------
face thereof, in the form of Exhibit A-6 hereto.

     "Class E Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i) 7.5000% per annum and (ii) the Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class F Certificate":  A Certificate designated as "Class F" on the
      -------------------
face thereof, in the form of Exhibit A-7 hereto.

     "Class F Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class G Certificate":  A Certificate designated as "Class G" on the
      -------------------
face thereof, in the form of Exhibit A-8 hereto.

     "Class G Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class H Certificate":  A Certificate designated as "Class H" on the
      -------------------
face thereof, in the form of Exhibit A-9 hereto.

     "Class H Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class I Certificate":  A Certificate designated as "Class I" on the
      -------------------
face thereof, in the form of Exhibit A-10 hereto.

     "Class I Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class J Certificate":  A Certificate designated as "Class J" on the
      -------------------
face thereof, in the form of Exhibit A-11 hereto.

     "Class J Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class K Certificate":  A Certificate designated as "Class K" on the
      -------------------
face thereof, in the form of Exhibit A-12 hereto.

     "Class K Pass-Through Rate":  As to any Distribution Date, a per
      -------------------------
annum rate equal to the lesser of (i)   7.5000% per annum and (ii) the
Combined Weighted Average Net Mortgage Rate for such Distribution Date.

     "Class LA-1A Uncertificated Interest":  A regular interest in the
      -----------------------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LA-1B Uncertificated Interest":  A regular interest in the
      -----------------------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LA-1C Uncertificated Interest":  A regular interest in the
      -----------------------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LA-2 Uncertificated Interest":  A regular interest in the
      ----------------------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LB Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LC Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LD Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LE Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LF Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LG Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LH Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LI Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LJ Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LK Uncertificated Interest":  A regular interest in the Lower
      --------------------------------
Tier REMIC which is held as an asset of the Upper-Tier REMIC and having the Original Lower-Tier Principal Amount and per annum rate of interest set forth in the Preliminary Statement hereto.

     "Class LR Certificate":  A Certificate designated as "Class LR" on
      --------------------
the face thereof, in the form of Exhibit A-12 hereto.

     "Class R Certificate":  A Certificate designated as "Class R" on the
      -------------------
face thereof, in the form of Exhibit A-11 hereto.

     "Class V-1 Certificate":  A Certificate designated as "Class V-1" on
      ---------------------
the face thereof, in the form of Exhibit A-11 hereto. The V-1 Certificates have no Pass-Through Rate, Certificate Balance or notional balance.

     "Closing Date":  June 30, 1997.
      ------------

     "Code":  The Internal Revenue Code of 1986, as amended from time to
      ----
time, and applicable final or temporary regulations of the U.S. Department of the Treasury issued pursuant thereto.

     "Collateral Support Deficit":  As defined in Section 4.04.
      --------------------------

     "Combined Weighted Average Net Mortgage Rate":  As to any
      -------------------------------------------
Distribution Date, the average, as of such Distribution Date, of the Net Mortgage Pass Through Rates of the Loans, weighted by the Stated Principal Balances thereof.

     "Commission":  The Securities and Exchange Commission.
      ----------

     "Comparative Financial Status Report":  A report substantially
      -----------------------------------
containing the information described in Exhibit I-1_ attached hereto, setting forth, among other things, the occupancy, revenue, net operating income and Debt Service Coverage Ratio for each Loan based on the most current financial information received as of the Determination Date immediately preceding the preparation of such report for each of the following three periods (to the extent such information is available): (i) the most current available year to date, (ii) the previous two full fiscal years and (iii) the "base year" (representing the original analysis of information used as of the Cut-off
Date). For the purposes of the Servicer's production of any such report that is required to state information for any period prior to the Cut-off Date, the Servicer may conclusively rely (without independent verification), absent manifest error, on information provided to it by the Mortgage Loan Seller.

     "Component Rate":  As to each of the Class A-X Components, the rate
      --------------
set forth below with respect thereto:

          Class LA-1A Component:   The amount, if any, by which the Combined
                                   Weighted Average Net Mortgage Rate for
                                   such Distribution Date exceeds the Class
                                   A-1A Pass-Through Rate.

          Class LA-1B Component:   The amount, if any, by which the Combined
                                   Weighted Average Net Mortgage Rate for
                                   such Distribution Date exceeds the Class
                                   A-1B Pass-Through Rate.

          Class LA-1C Component:   The amount, if any, by which the Combined
                                   Weighted Average Net Mortgage Rate for
                                   such Distribution Date exceeds the Class
                                   A-1C Pass-Through Rate.

          Class LA-2 Component:    The amount, if any, by which the Combined
                                   Weighted Average Net Mortgage Rate for
                                   such Distribution Date exceeds the Class
                                   A-2 Pass-Through Rate.

          Class LB Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class B
                              Pass-Through Rate.

          Class LC Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such

                              Distribution Date exceeds the Class C
                              Pass-Through Rate.

          Class LD Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class D
                              Pass-Through Rate for such Distribution Date.

          Class LE Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class E
                              Pass-Through Rate for such Distribution Date.

          Class LF Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class F
                              Pass-Through Rate for such Distribution Date.

          Class LG Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class G
                              Pass-Through Rate for such Distribution Date.

          Class LH Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class H
                              Pass-Through Rate for such Distribution Date.

          Class LI Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class I
                              Pass-Through Rate for such Distribution Date.

          Class LJ Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class J
                              Pass-Through Rate for such Distribution Date.

          Class LK Component: The amount, if any, by which the Combined
                              Weighted Average Net Mortgage Rate for such
                              Distribution Date exceeds the Class K
                              Pass-Through Rate for such Distribution Date.

     "Controlling Class":  As of any date of determination, the most
      -----------------
subordinate Class of
Regular Certificates then outstanding that has a Certificate Balance at least equal to 25% of the initial Certificate Balance of such Class (or, if no such Class exists, the most subordinate Class then outstanding). For purposes of determining, at any time, which Class is the Controlling Class, the Certificate Balance of each Class shall be deemed to be reduced by the amount allocated to such Class of any Appraisal Reductions relating to Loans as to which Liquidation Proceeds or other final payment has not yet been received. As of the Closing Date, the Controlling Class will be the Class K Certificates.

     "Controlling Class Certificateholders":  Each Holder (or Certificate
      ------------------------------------
Owner, if applicable) of a Certificate of the Controlling Class as certified by the Certificate Registrar to the Trustee from time to time.

     "Corporate Trust Office":  The principal corporate trust office of
      ----------------------
the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention:
Structured Finance Services (MBS), Credit Suisse First Boston Mortgage Securities Corp., Series 1997-C1 (telecopy number (212) 946-8191).

     "Corrected Loan":  Any Specially Serviced Loan that has become
      --------------
current and remained current for three consecutive Monthly Payments (for such purposes taking into account any modification or amendment of such Loan) and as to which Loan the Special Servicer has returned servicing to the Servicer pursuant to Section 3.21(a) (provided that no additional Servicing Transfer Event was foreseeable in the reasonable judgment of the Special Servicer).

     "Credit File":  Any documents, other than documents required to be
      -----------
part of the related Mortgage File, in the possession of the Servicer and relating to the origination and servicing of any Loan.

     "Credit Support Crossover Date":  The Distribution Date on which (i)
      -----------------------------
the Certificate Balance of the last outstanding Class of Subordinate Certificates has been reduced to zero and (ii) the Certificate Balance of at least one Class of Class A-1 Certificates is greater than zero.

     "Crossed Loan":  Any Loan which is cross-defaulted and cross
      ------------
collateralized with any other Loan.

     "Custodian":  A Person who is at any time appointed by the Trustee
      ---------
pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor or the Mortgage Loan Seller or an Affiliate of either of them.

     "Cut-off Date": June 11, 1997.
      ------------

     "Cut-off Date Principal Balance":  With respect to any Loan, the
      ------------------------------
outstanding
principal balance of such Loan as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received.

     "Debt Service Coverage Ratio":  With respect to any Loan for any
      ---------------------------
twelve-month period covered by an annual operating statement for the related Mortgaged Property, the ratio of (i) Net Operating Income produced by the related Mortgaged Property during such period to (ii) the aggregate amount of Monthly Payments (other than any Balloon Payment) due under such Loan during such period; provided, however, that with respect to the Loans which initially pay interest only, the related Monthly Payment will be calculated (for purposes of this definition only) to include principal (based upon a 25-year amortization schedule) and interest payments from origination.

     "Default Interest":  With respect to any Loan, interest accrued on
      ----------------
such Loan at the excess of (i) the related Default Rate over (ii) the sum of the related Mortgage Rate and, if applicable, the related Excess Rate.

     "Default Rate":  With respect to each Loan, the per annum rate at
      ------------
which interest accrues on such Loan following any event of default on such Loan, including a default in the payment of a Monthly Payment or a Balloon Payment, as such rate is set forth on the Mortgage Loan Schedule.

     "Defaulted Loan":  A Mortgage Loan that is at least sixty days
      --------------
delinquent in respect of its Monthly Payments or more than thirty days delinquent in respect of its Balloon Payment, if any, such delinquency to be determined in either case without giving effect to any grace period permitted by the related Mortgage or Note and without regard to any acceleration of payments under the related Mortgage and Note; provided, however, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than ten dollars of all amounts due and payable on such Loan has not been received.

     "Defaulting Party":  As defined in Section 7.01(b).
      ----------------

     "Defect":  As defined in Section 2.02(e).
      ------

     "Deficient Valuation":  With respect to any Loan, a valuation by a
      -------------------
court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     "Definitive Certificate":  As defined in Section 5.01(a).
      ----------------------

     "Delinquent Loan Status Report":  A report substantially containing
      -----------------------------
the information described in Exhibit I-2 attached hereto, setting forth, among other things, a list of those Loans that, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent one Due Period, delinquent two Due Periods, delinquent three Due Periods or more, or current but specially serviced or that were in foreclosure but were not REO Property.

     "Denomination":  As defined in Section 5.01(a).
      ------------

     "Depositor":  Credit Suisse First Boston Mortgage Securities Corp., a
      ---------
Delaware corporation, or its successor in interest.

     "Depository":  The Depository Trust Company, or any successor
      ----------
Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

     "Depository Participant":  A broker, dealer, bank or other financial
      ----------------------
institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Depository Rules":  As defined in Section 5.02(b).
      ----------------

     "Determination Date":  With respect to any Distribution Date, the
      ------------------
12th day of the month in which such Distribution Date occurs, or if such 12th day is not a Business Day, the immediately preceding Business Day.

     "Directing Certificateholder":  The Controlling
      ---------------------------
Class Certificateholder selected by the Holders of more than 50% of the Percentage Interests in the Controlling Class, by Certificate Balance, as certified by the Certificate Registrar from time to time; provided,
                                                          --------
however, that (i) absent such selection, or (ii) until a Directing
-------
Certificateholder is so selected or (iii) upon receipt of a notice from the Holders of more than 50% of the Percentage Interests in the Controlling Class, by Certificate Balance, that a Directing Certificateholder is no longer designated, the Controlling Class Certificateholder that beneficially owns the largest aggregate Certificate Balance of the Controlling Class will be the Directing Certificateholder.

     "Directly Operate":  With respect to any REO Property, the furnishing
      ----------------
or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that
                                        --------  -------
the Trustee (or the Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Disqualified Organization":  Any of (i) the United States, any State
      -------------------------
or political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in
Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Servicer based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State"
 -------------    -----
and "international organization" shall have the meanings set forth in
     --------------------------
Section 7701 of the Code or successor provisions.

     "Distribution Accounts":  Collectively, the Upper-Tier Distribution
      ---------------------
Account and the Lower-Tier Distribution Account.

     "Distribution Date":  The 20th day of any month, or if such 20th day
      -----------------
is not a Business Day, the immediately succeeding Business Day, commencing in July 1997.

     "Distribution Date Statement":  As defined in Section 4.02(a).
      ---------------------------

     "Due Date":  With respect to (i) any Loan on or prior to its Maturity
      --------
Date, the day of the month set forth in the related Note on which each Monthly Payment thereon is scheduled to be first due (without giving effect to any grace period with respect to late Monthly Payments), (ii) any Loan after the Maturity Date therefor, the day of the month set forth in the related Note on which each Monthly Payment on such Loan had been scheduled to be first due (without giving effect to any grace period with respect to late Monthly Payments) and (iii) any REO Loan, the day of the month set forth in the related Note on which each Monthly Payment on the related Loan had been scheduled to be first due (without giving effect to any grace period with respect to late Monthly Payments).

     "Due Period":  With respect to any Distribution Date, the period
      ----------
commencing on the 12th day of the month preceding the month in which such Distribution Date occurs and ending on the 11th day of the month in which such Distribution Date occurs. Notwithstanding the foregoing, in the event that the last day of a Due Period is not a Business Day, any payments received with respect to the Loans relating to such Due Period on the Business Day immediately following such day shall be deemed to have been received during such Due Period and not during any other Due Period.

     "Eligible Account":  Either (i) an account or accounts maintained with
      ----------------
a federal or state chartered depository institution or trust company the long-term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2", by Moody's, if the deposits are to be held in such account for more than 30 days or the short-term debt obligations of which have a short-term rating of not less than "A-1" from S&P and "F-1+" from Fitch (if rated by Fitch (or, if not rated by Fitch, such other account or accounts with respect to which Fitch shall have confirmed in writing that the then current rating assigned to any of the Certificates that are currently being rated by Fitch will not be qualified, downgraded or withdrawn by reason thereof)) if the deposits are to be held in such account for 30 days or less, or such other account or accounts with respect to which each of the Rating Agencies shall have confirmed in writing that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason thereof or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal- or state-chartered depository institution or trust company that, in either case, has a combined capital and surplus of at least $50,000,000 and has corporate trust powers, acting in its fiduciary capacity, provided that any state-chartered depository institution
                    --------
or trust company is subject to regulation regarding fiduciary funds substantially similar to 12 C.F.R. Section 9.10(b) or such other account or accounts with respect to which each of the Rating Agencies shall have confirmed in writing that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason thereof. Eligible Accounts may bear interest. No Eligible Account shall be evidenced by a certificate of deposit, passbook or other similar instrument.

     "Eligible Investor":  A Qualified Institutional Buyer that is
      -----------------
purchasing for its own account or for the account of a Qualified
Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A.

    "Enhancement Policy Escrow Account":  As defined in Section 4.03(f)(iii).
     ---------------------------------

     "Environmental Assessment":  A "Phase I assessment" as described in,
      ------------------------
and meeting the criteria of, (i) Chapter 5 of the FNMA Multifamily Guide or any successor provisions covering the same subject matter, in the case of Specially Serviced Loan as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Loan as to which the related Mortgaged Property is a non-multifamily property.

     "ERISA":  The Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ERISA Prohibited Holder":  As defined in Section 5.02(d).
      -----------------------

     "Escrow Payment":  Any payment received by the Servicer for the
      --------------
account of any Mortgagor for application toward the payment of real estate taxes, assessments, Insurance Policy premiums and similar items in respect of the related Mortgaged Property, including amounts for deposit to any reserve account.

     "Event of Default":  One or more of the events described in
      ----------------
Section 7.01(a).

     "Excess Interest":  With respect to each of the ARD Loans, interest
      ---------------
accrued on such Loan and allocable to the Excess Rate. The Excess Interest is an asset of the Trust Fund, but shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Excess Interest Distribution Account":  The trust account or
      ------------------------------------
accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.04(b), which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Excess Interest Distribution Account" and which shall be an Eligible Account. The Excess Interest Distribution Account shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Excess Rate":  With respect to each ARD Loan after the related
      -----------
Anticipated Repayment Date, the excess of (i) the applicable Revised Rate over (ii) the applicable Mortgage Rate, each as set forth in the Mortgage Loan Schedule.

     "Exchange Act":  The Securities Exchange Act of 1934, as amended from
      ------------
time to time.

     "Exchange Act Report":  A monthly Distribution Date Statement,
      -------------------
Comparative Financial Status Report, Delinquent Loan Status Report, Historical Loss Estimate Report, Historical Loan Modification Report, REO Status Report, Operating Statement Analysis, NOI Adjustment Worksheet, Watch List, or report pursuant to Section 4.02(b) or Annual Compliance Report to be filed with the Commission, under cover of the related form required by the Exchange Act.

     "Extension Advisor":  As defined in Section 3.26(a).
      -----------------

     "FDIC":  Federal Deposit Insurance Corporation or any successor.
      ----

     "FHLMC":  Federal Home Loan Mortgage Corporation or any successor.
      -----

     "Final Recovery Determination":  A determination by the Special
      ----------------------------
Servicer with respect to any Defaulted Loan or REO Property (other than a Loan or REO Property, as the case may be, that was purchased (i) by the Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement, (ii) by the Servicer or the Special Servicer pursuant to
Section 3.18(b), (iii) by the Holder of 100% of the Percentage Interests in the Class LR Certificates pursuant to Section 9.03, or (iv) by the Mortgage Loan Seller, the holders of more than 50% of the Percentage Interests in the Controlling Class or the Servicer pursuant to Section 9.01) that there has been a recovery of all Insurance and Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries that, in the Special Servicer's reasonable good faith judgment, exercised without regard to any obligation of the Special Servicer to make payments from its own funds pursuant to Section 3.07(b), will ultimately be recoverable.

     "Fitch":  Fitch Investors Service, L.P., and its successors in
      -----
interest.

     "FNMA":  Federal National Mortgage Association or any successor
      ----
thereto.

     "General Available Distribution Amount":  With respect to any
      -------------------------------------
Distribution Date, an amount equal to the sum (without duplication) of:

     (a) the aggregate amount received on the Loans (and any related REO Properties) other than the Private Loan and on deposit in the Certificate Account and the Lower-Tier Distribution Account as of the close of business on the Business Day preceding the related Servicer Remittance Date, exclusive of the following amounts:

     (i) all Monthly Payments collected but due on a Due Date following the end of the related Due Period;

     (ii) all Principal Prepayments (together with any related payments of interest allocable to the period following the Due Date for the Private Loan during the related Due Period), Balloon Payments, Liquidation Proceeds or Insurance and Condemnation Proceeds and other unscheduled recoveries received or deemed received subsequent to the related Determination Date;

     (iii) all amounts in the Certificate Account that are payable or reimbursable to any Person from such account pursuant to clauses (ii) through (xvii), inclusive, of Section 3.05(a);

     (iv) all amounts in the Lower-Tier Distribution Account that are payable or reimbursable to any Person from such account pursuant to clauses
          (ii) through (iv), inclusive, of Section 3.05(b);

     (v)  all Prepayment Premiums and Yield Maintenance Charges;

     (vi) all amounts deposited in the Certificate Account or the Lower-Tier Distribution Account, as the case may be, in error;

     (vii) any interest or investment income on funds on deposit in the Certificate Account, the Excess Interest Distribution Account, the Interest Reserve Account, any Cash Collateral Account, any Lock-Box Account, any Reserve Account or any REO Account or in Permitted Investments in which such funds may be invested;

     (viii) with respect to those Loans (other than the Private Loan) that are Actual/360 Loans and any Distribution Date relating to each Interest Accrual Period ending in each February or any January in a year immediately preceding a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of such Loans as of the Due Date in the month preceding the month in which such Distribution Date occurs at the related Mortgage Rates to the extent such amount is to be deposited in the Interest Reserve Account and held for future distribution pursuant to Section 3.30; and

     (ix) Excess Interest.

     (b) if and to the extent not already included in clause (a) hereof, the aggregate amount transferred with respect to the Loans other than the Private Loan from the REO Account to the Certificate Account for such Distribution Date pursuant to Section 3.16(c); and

     (c) the aggregate amount of any P&I Advances made in respect of the Loans other than the Private Loan by the Servicer or the Trustee, as applicable, for such Distribution Date pursuant to Section 4.03 or 7.05 (net of the related Trustee Fee with respect to any such Loans as to which such P&I Advances are made).

     "General Principal Distribution Amount":  As to any Distribution
      -------------------------------------
Date, the sum of (i) the amount collected or otherwise received on or with respect to principal of the Loans during the related Due Period and (ii) that portion of the P&I Advance, if any, made in respect of principal of the Loans with respect to such Distribution Date.

     "Hazardous Materials":  Any dangerous, toxic or hazardous pollutants,
      -------------------
chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

     "Historical Loan Modification Report":  With respect to each Servicer
      -----------------------------------
Remittance Date, a report containing all or substantially all the content described in Exhibit I-3 attached hereto and setting forth, among other things, those Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the related Due Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

     "Historical Loss Estimate Report":  With respect to each Servicer
      -------------------------------
Remittance Date, a report substantially containing the information described in Exhibit I-4 attached hereto and setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds collected for the related Due Period and, separately stated, historically and (ii) the amount of realized losses occurring on the Loans during such Due Period, set forth on a Loan-by-Loan basis.

     "Hyatt Aruba Mortgage Loan":  The mortgage loan secured by a mortgage
      -------------------------
on the Hyatt Regency Aruba, a hotel and casino located in the country of Aruba.

     "Independent":  When used with respect to any specified Person, any
      -----------
such Person that (i) is in fact independent of the Depositor, the Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any material direct financial interest in or any material indirect financial interest in any of the Depositor, the Servicer, the Special Servicer or any Affiliate thereof and (iii) is not connected with the Depositor, the Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not
                              --------  -------
fail to be Independent of the Depositor, the Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of debt or equity securities issued by the Depositor, the Servicer, the Special Servicer or any Affiliate thereof, as the case may be.

     "Independent Contractor":  Either (i) any Person that would be an
      ----------------------
"independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership test set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee, the Servicer or the Trust, delivered to the Trustee and the Servicer), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) (except that the Servicer or the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel has been delivered to the Trustee to that effect) or (ii) any other Person (including the Servicer and the Special Servicer) upon receipt by the Trustee and the Servicer of an Opinion of Counsel, which shall be at no expense to the Trustee, the Servicer or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Initial Purchaser": Credit Suisse First Boston Corporation, as
      -----------------
initial purchaser of the Class A-2 and Class A-X Certificates and the Subordinate Certificates.

     "Insurance Policy":  With respect to any Loan, any hazard insurance
      ----------------
policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Loan or the related Mortgaged Property.

     "Insurance and Condemnation Proceeds":  All proceeds paid under any
      -----------------------------------
Insurance Policy or in connection with the full or partial condemnation of a Mortgaged Property, in either case, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor, in either case, in accordance with the Servicing Standards.

     "Interest Accrual Period":  With respect to any Class of Regular
      -----------------------
Certificates or Uncertificated Lower-Tier Interests and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs, which calendar month shall be deemed for purposes of this definition to consist of 30 days.

     "Interest Reserve Account":  The account created and maintained by
      ------------------------
the Servicer pursuant to Section 3.30, which shall be entitled "First Union National Bank, in trust for The Chase Manhattan Bank, as Trustee, in trust for Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Interest Reserve Account" and which shall be an Eligible Account.

     "Interest Shortfall Amount":  As to any Distribution Date and any
      -------------------------
Class of Regular Certificates, the amount, if any, by which the amount distributed on such Class on such Distribution Date in respect of interest is less than the related Optimal Interest Distribution Amount.

     "Interested Person":  The Depositor, the Servicer, the Special
      -----------------
Servicer, any Independent Contractor engaged by the Special Servicer, any Holder of a Certificate or any Affiliate of any such Person.

     "Investment Account":  As defined in Section 3.06(a).
      ------------------

     "Investment Representation Letter":  As defined in Section 5.02(b).
      --------------------------------

     "Issue Price":  With respect to each Class of Certificates, the
      -----------
"issue price" as defined in the REMIC Provisions.

     "Late Collections":  With respect to any Loan, all amounts received
      ----------------
thereon during any Due Period, whether as payments, Insurance and Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal or interest due in respect of such Loan (without regard to any acceleration of amounts due thereunder by reason of default) on a Due Date in a previous Due Period and not previously received. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Due Period, whether as Insurance and Condemnation Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of principal or interest due or deemed due in respect of such REO Loan or the predecessor Loan (without regard to any acceleration of amounts due under the predecessor Loan by reason of default) on a Due Date in a previous Due Period and not previously received. The term "Late Collections" shall specifically exclude Penalty Charges.

     "Liquidation Event":  With respect to any Loan, any of the following
      -----------------
events: (i) payment in full of such Loan; (ii) the making of a Final Recovery Determination with respect to such Loan; (iii) the repurchase of such Loan by the Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement; (iv) the purchase of such Loan by the Servicer or the Special Servicer pursuant to Section 3.18(b); (v) the purchase of any ARD Loan by the Holder of 100% of the Percentage Interests in the Class LR Certificates pursuant to Section 9.03, or (vi) the purchase of such Loan by the Mortgage Loan Seller, the Holders of more than 50% of the Percentage Interests in the Controlling Class or the Servicer pursuant to Section 9.01.

     "Liquidation Fee":  A fee payable to the Special Servicer with
      ---------------
respect to each Specially Serviced Loan as to which the Special Servicer receives a full or discounted payoff with respect thereto from the related Mortgagor or any Liquidation Proceeds with respect thereto, equal to the product of the Liquidation Fee Rate and the proceeds of such full or discounted payoff or the net Liquidation Proceeds (net of the related costs and expenses associated with the related liquidation) related to such liquidated Specially Serviced Loan, as the case may be; provided,
                                                        --------
however, that no Liquidation Fee shall be payable with respect to clauses
-------
(iii) (but only as it relates to a sale to the Servicer or Special Servicer),
(iv), (v) and (vi) of the definition of Liquidation Proceeds.

     "Liquidation Fee Rate":  as defined in Section 3.11.
      --------------------

     "Liquidation Proceeds":  Cash amounts (other than Insurance and
      --------------------
Condemnation Proceeds and REO Revenues) received or paid by the Servicer in connection with: (i) the liquidation of a Mortgaged Property or other collateral constituting security for a Defaulted Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor; (ii) the realization upon any deficiency judgment obtained against a Mortgagor;
(iii) the purchase of a Defaulted Loan by the Servicer or the Special Servicer pursuant to Section 3.18(b) or any other sale thereof pursuant to
Section 3.18(c); (iv) the repurchase of a Loan by the Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement; (v) the purchase of such Loan by the Holder of 100% of the Percentage Interests in the Class LR Certificates pursuant to Section 9.03, or (vi) the purchase of all Loans by the Mortgage Loan Seller, Holders of more than 50% of the Percentage Interests in the Controlling Class or the Servicer pursuant to
Section 9.01.

     "Loan":  Each of the mortgage loans (including the Private Loan)
      ----
transferred and assigned to the Trustee pursuant to Section 2.01, and from time to time held in the Trust Fund, including any Loan which becomes a Specially Serviced Loan. As used herein, the term "Loan" includes the related Note, Mortgage and other documents contained in the related Mortgage File and any related agreements.

     "Loan Agreement":  With respect to any Loan, the loan agreement, if
      --------------
any, between the Originator and the Borrower, pursuant to which such Loan was made.

     "Loan-to-Value Ratio":  With respect to any Loan, as of any date of
      -------------------
determination, the fraction, expressed as a percentage, the numerator of which is the scheduled principal balance of such Loan at the time of determination and the denominator of which is the Original Value of the related Mortgaged Property.

     "Lock-Box Account":  With respect to any Mortgaged Property, if
      ----------------
applicable, any account created pursuant to any documents relating to a Loan to receive revenues therefrom. Any Lock-Box Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Loan and Section 3.06, which Person shall be taxed on all reinvestment income or gain thereon. The Servicer shall be permitted to make withdrawals therefrom for deposit into the related Cash Collateral Accounts.

     "Lock-Box Agreement":  With respect to any Loan, the lock-box
      ------------------
agreement, if any, between the Originator or the Mortgage Loan Seller and the Borrower, pursuant to which the related Lock-Box Account, if any, may have been established.

     "Lower-Tier Distribution Account":  The segregated account or
      -------------------------------
accounts created and maintained by the Trustee, pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Lower-Tier Distribution Account". Any such account or accounts shall be an Eligible Account.

     "Lower-Tier Distribution Amount":  As defined in Section 4.01(b).
      ------------------------------

     "Lower-Tier Principal Amount":  With respect to any Class of
      ---------------------------
Uncertificated Lower-Tier Interests, (i) on or prior to the first Distribution Date, an amount equal to the Original Lower-Tier Principal Amount of such Class as specified in the Preliminary Statement hereto, and (ii) as of any date of determination after the first Distribution Date, an amount equal to the Certificate Balance of the Class of Related Certificates on the Distribution Date immediately prior to such date of determination (determined as adjusted pursuant to Section 1.02(iii)).

     "Lower-Tier REMIC":  One of two separate REMICs comprising the Trust
      ----------------
Fund, the assets of which consist of the Loans, any REO Property with respect thereto, such amounts as shall from time to time be held in the Certificate Account, the REO Account, if any, and the Lower-Tier Distribution Account, and except as otherwise provided in this Agreement, all other property included in the Trust Fund that is not in the Upper-Tier REMIC.

     "MAI":  Member of the Appraisal Institute.
      ---

     "Management Agreement":  With respect to any Loan, the Management
      --------------------
Agreement, if any, by and between the Manager and the related Borrower, or any successor Management Agreement between such parties.

     "Manager":  With respect to any Loan, any property manager for the
      -------
related Mortgaged Property or Properties.

     "Maturity Date":  With respect to any Loan as of any date of
      -------------
determination, the date on which the last payment of principal is due and payable under the related Note, after taking into account all Principal Prepayments received prior to such date of determination, but without giving effect to (i) any acceleration of the principal of such Loan by reason of default thereunder, (ii) any grace period permitted by the related Note, or
(iii) any modification, waiver or amendment of such Loan granted or agreed to by the Servicer or the Special Servicer pursuant to Section 3.20 occurring prior to such date of determination.

     "Monthly Interest Distributable Amount":  As to any Distribution Date
      -------------------------------------
and any Class of Regular Certificates other than the Class A-X Certificates, the Accrued Certificate Interest Amount for such Class for such Distribution Date, reduced by (i) such Class's share of (x) the Uncovered Prepayment Interest Shortfall Amount for such Distribution Date, (y) Trust Fund indemnification expenses incurred during the related Due Period pursuant to Sections 6.02 or 8.05 and (z) Extension Advisor fees incurred during the related Due Period and (ii) any allocations to such Class of any Certificate Deferred Interest for such Distribution Date. As to any Distribution Date and the Class A-X Certificates, the Accrued Certificate Interest Amount for such Class for such Distribution Date, reduced by such Class's share of (x) the Uncovered Prepayment Interest Shortfall Amount for such Distribution Date and
(y) Trust Fund indemnification expenses incurred during the related Due Period pursuant to Sections 6.02 or 8.05.

     "Monthly Payment":  With respect to any Loan, the scheduled monthly
      ---------------
payment of principal and/or interest on such Loan, excluding any Balloon Payment, which is payable by a Mortgagor under the related Note and applicable law, without regard to any acceleration of principal of such Loan by reason of default thereunder or any modification, waiver or amendment of such Loan granted or agreed to by the Servicer or the Special Servicer pursuant to Section 3.20.

     "Moody's":  Moody's Investors Service, Inc., and its successors in
      -------
interest.

     "Mortgage":  With respect to any Loan, the mortgage, deed of trust,
      --------
deed to secure debt or other instrument securing a Note and creating a lien on the related Mortgaged Property.

     "Mortgage Deferred Interest":  With respect to any Loan as of any Due
      --------------------------
Date that has been modified to reduce the rate at which interest is paid currently below the related Mortgage Rate and with respect to which the amount of interest that accrues at a rate equal to the amount of such reduction is capitalized, the excess, if any, of (a) interest accrued on the Stated Principal Balance thereof during the related Mortgage Interest Accrual Period set forth in the related Note at such Mortgage Rate over (b) the interest portion of the related Monthly Payment or, if applicable, Assumed Scheduled Payment due on such Due Date (where, for purposes of this clause (b) only, the Mortgage Rate used to calculate such Monthly Payment or Assumed Scheduled Payment is assumed to have been reduced to reflect such modification).

     "Mortgage File":  With respect to any Loan, collectively the
      -------------
following documents:

            (i) except in the case of Loan No. 12, as to which a lost note affidavit has been delivered in lieu of a Note, the original Note, bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the originator of the Loan to the Mortgage Loan Seller, and further endorsed (at the direction of the Depositor given pursuant to the Mortgage Loan Purchase Agreement) by the Mortgage Loan Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of The Chase Manhattan Bank, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, without recourse, representation or warranty, express or implied";

           (ii) a duplicate original Mortgage or, if such Mortgage has been returned by the related recording office, an original or a copy of a certified copy thereof from the applicable recording office and originals (or original or copies of certified copies from the applicable recording office) of any assignments thereof showing a complete chain of assignment from the related Originator to the Mortgage Loan Seller, in each case with evidence of recording indicated thereon;

          (iii) an original (or a copy if the original has been sent by the Servicer for recordation) assignment of the Mortgage, in recordable form, from the Mortgage Loan Seller to "The Chase Manhattan Bank, as trustee for the registered Holders of

     Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1";

           (iv) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any assignments thereof showing a complete chain of assignment from the originator of the Loan to the Mortgage Loan Seller, in each case with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), from the Mortgage Loan Seller to "The Chase Manhattan Bank, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1";

           (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any assignments thereof showing a complete chain of assignment from the originator of the Loan to the Mortgage Loan Seller;

          (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), in recordable form, from the Mortgage Loan Seller to "The Chase Manhattan Bank, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1";

         (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Loan has been assumed;

           (ix) the original lender's title insurance policy or a copy thereof effective as of the date of the recordation of the Loan, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's fee interest in the Mortgaged Property, or if the policy has not yet been issued, a written commitment or interim binder, dated as of the date the related Loan was funded;

            (x) certified copies of the original or copy of any guaranty of the obligations of the Mortgagor under the Loan;

           (xi) certified copies of all UCC Financing Statements and continuation statements or copies thereof sufficient to perfect (and maintain the perfection of) the security interest held by the originator of the Loan (and each assignee prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon), and to transfer such security interest to the Trustee;

          (xii) the original power of attorney (with evidence of recording thereon) granted by the Mortgagor if the Mortgage, Note or other document or instrument referred to above was not signed by the Mortgagor;

         (xiii) With respect to any debt of a Borrower permitted under the related Loan, a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any;

          (xiv) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Mortgage Loan Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements assigning such security interest to the Trustee on behalf of the Certificateholders);

           (xv)  any Loan Agreement; and

          (xvi) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided, however, that whenever the term "Mortgage File" is used to refer
--------  -------
to documents actually received by the Trustee, or a Custodian appointed thereby, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     "Mortgage Interest Accrual Period":  The period during which interest
      --------------------------------
accrues pursuant to the related Note.

     "Mortgage Loan Purchase Agreement":  The agreement between the
      --------------------------------
Depositor and the Mortgage Loan Seller, dated as of June 11, 1997, relating to the transfer of all of the Mortgage Loan Seller's right, title and interest in and to the Loans.

     "Mortgage Loan Schedule":  The list of Loans transferred on the
      ----------------------
Closing Date to the Trustee as part of the Trust Fund, attached hereto as Exhibit B, which list sets forth the following information with respect to each Loan:

            (i) the loan number (as specified in Annex A to the Prospectus);

           (ii)  the Mortgagor's name and property name;

          (iii) the street address (including city, state and zip code) of the related Mortgaged Property;

           (iv)  the Mortgage Rate in effect at the Cut-off Date;

            (v)  the Net Mortgage Rate in effect at the Cut-off Date;

           (vi)  the original principal balance;

          (vii)  the Cut-off Date Principal Balance;

         (viii) the (a) original term to stated maturity, (b) remaining term to stated maturity, (c) Maturity Date and (d) with respect to each ARD Loan, the Anticipated Repayment Date;

           (ix)  the original and remaining amortization terms;

            (x) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

           (xi)  the Original Value of the related Mortgaged Property;

          (xii)  the Loan-to-Value Ratio at the Cut-off Date;

         (xiii)  the Loan interest accrual method;

          (xiv)  the Underwritten Debt Service Coverage Ratio;

           (xv)  the applicable Seller-Servicer Fee Rate, if any;

          (xvi)  Due Date;

         (xvii)  whether such loan is an ARD Loan;

        (xviii) whether the Loan provides for the establishment of a Lock-Box Account as of the Cut-off Date and, if so, the type of Lock-Box Account;

          (xix)  whether the Loan is subject to defeasance;

           (xx)  whether such Loan incorporates a ground lease; and

          (xxi)  the property type.

     Such Mortgage Loan Schedule shall also set forth the aggregate of the amounts described under clause (vii) above for all of the Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

     "Mortgage Loan Seller":  Credit Suisse First Boston Mortgage Capital
      --------------------
LLC, a limited liability company and its successors in interest.

     "Mortgage Pass-Through Rate":  With respect to any Loan that provides
      --------------------------
for calculations of interest based on a 360-day year composed of twelve months of 30 days each for any Mortgage Interest Accrual Period, the Net Mortgage Rate thereof (plus, with respect to any such Loan that provides that the related Borrower will separately pay the Servicing Fee, 0.05% per annum). With respect to the Private Loan and any Loan that provides for calculations of interest based on a 360-day year and the actual number of days elapsed (a) for any Mortgage Interest Accrual Period relating to an Interest Accrual Period occurring in any January, February, April, June, September and November and any December occurring in a year immediately preceding any year that is not a leap year, the Net Mortgage Rate thereof (plus, with respect to any such Loan that provides that the related Borrower will separately pay the Servicing Fee, 0.05% per annum) or (b) for any Mortgage Interest Accrual Period relating to any Interest Accrual Period occurring in any March, May, July, August and October and any December occurring in a year immediately preceding a year that is a leap year, the Net Mortgage Rate thereof (plus, with respect to any such Loan that provides that the related Borrower will separately pay the Servicing Fee, 0.05% per annum), in each case multiplied by a fraction whose numerator is 31 and whose denominator is 30. With respect to any Loan that provides for calculations of interest based on the actual number of days elapsed in the related Mortgage Interest Accrual Period and the actual number of days elapsed in the related calendar year, the Net Mortgage Rate thereof multiplied by a fraction whose numerator is twelve times the actual number of days in such Mortgage Interest Accrual Period and whose denominator is the actual number of days in such calendar year.

     "Mortgage Rate":  With respect to: (i) any Loan on or prior to its
      -------------
Maturity Date, the annual rate at which interest is scheduled (in the absence of a default) to accrue on such Loan from time to time in accordance with the related Note and applicable law; (ii) any Loan after its Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Maturity Date; and (iii) any REO Loan, the annualized rate described in clause (i) or (ii), as applicable, above, determined as if the predecessor Loan had remained outstanding. The Mortgage Rate for purposes of calculating Mortgage Pass-Through Rates and the Combined Weighted Average Net Mortgage Rate will be the Mortgage Rate of such Loan without taking into account any reduction in the interest rate by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or any reduction in the interest rate resulting from a work-out.

     "Mortgaged Property":  The underlying real property (including any
      ------------------
REO Property) that secures a Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

     "Mortgagor":  The obligor or obligors on a Note, including, without
      ---------
limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Note.

     "Net Investment Earnings":  With respect to any of the Certificate
      -----------------------
Account, the Excess Interest Distribution Account, any Lock-Box Account, any Cash Collateral Account, the Interest Reserve Account, any Servicing Account or the REO Account for any period from any Distribution Date to the immediately succeeding P&I Advance Date, the amount, if any, by which the aggregate of all interest and other income realized during such period on funds relating to the Trust Fund held in such account exceeds the aggregate of all losses, if any, incurred during such period in connection with the investment of such funds in accordance with Section 3.06.

     "Net Investment Loss":  With respect to any of the Certificate
      -------------------
Account, the Excess Interest Distribution Account, any Lock-Box Account, any Cash Collateral Account, the Interest Reserve Account, any Servicing Account or the REO Account for any period from any Distribution Date to the immediately succeeding P&I Advance Date, the amount, if any, by which the aggregate of all losses, if any, incurred during such period in connection with the investment of funds relating to the Trust Fund held in such account in accordance with Section 3.06 exceeds the aggregate of all interest and other income realized during such period on such funds.

     "Net Mortgage Pass-Through Rate":  With respect to any Loan and any
      ------------------------------
Distribution Date, the Mortgage Pass-Through Rate for such Loan for the related Interest Accrual Period minus the sum of the Servicing Fee Rate and the Trustee Fee Rate.

     "Net Mortgage Rate":  With respect to any Loan or REO Loan, as of any
      -----------------
date of determination, a per annum rate equal to the Mortgage Rate for such Loan as of the Cut-off Date minus the Seller-Servicer Fee Rate, if any, or, with respect to the Private Loan, the Mortgage Rate thereof minus 25 basis points per annum.

     "Net Operating Income":  With respect to any Mortgaged Property, for
      --------------------
any Mortgagor's fiscal year end, the total operating revenues derived from such Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period and capital expenditure reserves, other than (i) non-cash items such as depreciation, (ii) amortization, (iii) actual capital expenditures and
(iv) debt service on the related Loan.

     "New Lease":  Any lease of REO Property entered into at the direction
      ---------
of the Special Servicer on behalf of the Trust, including any lease renewed, modified or extended on behalf of the Trust, if the Trust Fund has the right to renegotiate the terms of such lease.

     "NOI Adjustment Worksheet":  A report prepared by the Servicer or the
      ------------------------
Special Servicer, as the case may be, substantially in the form of Exhibit I-8 attached hereto, presenting the computations made in accordance with the methodology described in said Exhibit I-8 to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement, sent to the Trustee with each annual operating statement for a Mortgaged Property pursuant to Section 3.12.

     "Nonrecoverable Advance":  Any Nonrecoverable P&I Advance or
      ----------------------
Nonrecoverable Servicing Advance.

     "Nonrecoverable P&I Advance":  Any P&I Advance previously made or
      --------------------------
proposed to be made in respect of a Loan or REO Loan which, in the judgment of the Servicer, the Special Servicer or the Trustee, as applicable, will not be ultimately recoverable, together with any accrued and unpaid interest thereon, from Late Collections or any other recovery on or in respect of such Loan or REO Loan. The determination by the Servicer, the Special Servicer or the Trustee, as applicable, that it has made (or, in the case of a determination made by the Special Servicer, that the Servicer has made) a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered to (i) the Trustee and the Depositor, in the case of the Servicer, (ii) to the Servicer in the case of the Special Servicer, and
(iii) to the Depositor and the Servicer, in the case of the Trustee. The Officer's Certificate shall set forth such determination of nonrecoverability and the considerations of the Servicer, the Special Servicer or the Trustee, as applicable, forming the basis of such determination (which shall include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status, property inspections, and shall include an Appraisal of the related Loan or Mortgaged Property, the cost of which Appraisal shall be advanced by the Servicer as a Servicing Advance). The Trustee shall be entitled to conclusively rely on the Servicer's determination that a P&I Advance is nonrecoverable. The Servicer shall be entitled to conclusively rely on the Special Servicer's determination that a P&I Advance is nonrecoverable.

     "Nonrecoverable Servicing Advance":  Any Servicing Advance previously
      --------------------------------
made or proposed to be made in respect of a Loan or REO Property which, in the judgment of the Servicer, the Special Servicer or the Trustee, as the case may be, will not be ultimately recoverable, together with any accrued and unpaid interest thereon, from Late Collections or any other recovery on or in respect of such Loan or REO Property. The determination by the Servicer, the Special Servicer or the Trustee, as the case may be, that it has made (or, in the case of a determination made by the Special Servicer, that the Servicer has made) a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be evidenced by an Officer's Certificate delivered to (i) the Trustee and the Depositor, in the case of the Servicer, (ii) to the Servicer in the case of the Special Servicer, and (iii) to the Depositor and the Servicer, in the case of the Trustee. The Officer's Certificate shall set forth such determination of nonrecoverability and the considerations of the Servicer, the Special Servicer or the Trustee, as applicable, forming the basis of such determination (which shall include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status and property inspections, and shall include an Appraisal of the related Loan or Mortgaged Property, the cost of which Appraisal shall be advanced by the Servicer as a Servicing Advance). The Trustee will be entitled to conclusively rely on the Servicer's determination that a Servicing Advance is nonrecoverable. The Servicer shall be entitled to conclusively rely on the Special Servicer's determination that a Servicing Advance is a Nonrecoverable Servicing Advance.

     "Non-Registered Certificate":  Unless and until registered under the
      --------------------------
Securities Act, any Certificate other than a Public Certificate.

     "Non-U.S. Person":  Any person other than a U.S. Person, unless, with
      ---------------
respect to the Transfer of a Residual Certificate, (i) such person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the Transferor and the Certificate Registrar with an effective Internal Revenue Service Form 4224 or (ii) the Transferee delivers to both the Transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that such Transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such Transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

     "Note":  The original executed note evidencing the indebtedness of a
      ----
Mortgagor under a Loan, together with any rider, addendum or amendment thereto.

     "Notional Balance":  For any date of determination, an amount equal
      ----------------
to the sum of the Certificate Balances of the Classes of Regular Certificates other than the Class A-X Certificates as of the preceding Distribution Date (after giving effect to the distribution of principal on such Distribution
Date) or, in the case of the first Distribution Date, the Cut-off Date.

     "Officer's Certificate":  A certificate signed by a Servicing Officer
      ---------------------
of the Servicer or the Special Servicer, as the case may be, or a Responsible Officer of the Trustee.

     "Operating Statement Analysis":  With respect to each Loan and REO
      ----------------------------
Property, a report substantially containing the information described in
Exhibit I-7 attached hereto.

     "Opinion of Counsel":  A written opinion of counsel, who may be
      ------------------
salaried counsel for the Depositor, the Servicer or the Special Servicer, acceptable in form and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC, (b) compliance with the REMIC
Provisions or (c) the resignation of the Depositor, the Servicer or the Special Servicer pursuant to Section 6.04 must be an opinion of counsel that is in fact Independent of the Depositor, the Servicer or the Special Servicer, as applicable.

     "Optimal Interest Distribution Amount":  As to any Distribution Date
      ------------------------------------
and any Class of Regular Certificates, the sum of the Monthly Interest Distributable Amount and the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

     "Original Certificate Balance":  With respect to any Class of Regular
      ----------------------------
Certificates (other than the Class A-X Certificates), the initial aggregate principal amount thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

     "Original Lower-Tier Principal Amount":  With respect to any Class of
      ------------------------------------
Uncertificated Lower-Tier Interest, the initial principal amount thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

     "Original Value":  The Appraised Value of a Mortgaged Property based
      --------------
upon the Appraisal conducted in connection with the origination of the related Loan.

     "Originator":  Any institution which originated a Loan.
      ----------

     "OTS":  The Office of Thrift Supervision or any successor thereto.
      ---

     "Ownership Interest":  As to any Certificate, any ownership or
      ------------------
security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through Rate":  As to each Class of Certificates, the rate set
      -----------------
forth in the table below:

          Class A-1A:         Class A-1A Pass-Through Rate
          Class A-1B:         Class A-1B Pass-Through Rate
          Class A-1C:         Class A-1C Pass-Through Rate
          Class A-2:          Class A-2 Pass-Through Rate
          Class B:            Class B Pass-Through Rate
          Class C:            Class C Pass-Through Rate
          Class D:            Class D Pass-Through Rate
          Class E:            Class E Pass-Through Rate
          Class F:            Class F Pass-Through Rate
          Class G:            Class G Pass-Through Rate
          Class H:            Class H Pass-Through Rate
          Class I:            Class I Pass-Through Rate
          Class J:            Class J Pass-Through Rate
          Class K:            Class K Pass-Through Rate
          Class A-X:          Class A-X Pass-Through Rate

     "Penalty Charges":  With respect to any Loan (or successor REO Loan),
      ---------------
any amounts actually collected thereon from the Mortgagor that represent late payment charges or Default Interest, other than a Prepayment Premium or Yield Maintenance Charge.

     "Percentage Interest":  As to any Certificate, the percentage
      -------------------
interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Regular Certificate, the percentage interest is equal to the Denomination of such Certificate divided by the initial Certificate Balance (or, in the case of the Class A-X Certificates, the Notional Balance) of such Class of Certificates as of the Closing Date. With respect to a Class V-1 or Residual Certificate, the percentage interest is set forth on the face thereof.

     "Permitted Investments":  Any one or more of the following
      ---------------------
obligations or securities, regardless whether issued by the Depositor, the Servicer, the Special Servicer, the Trustee or any of their respective Affiliates and having the required ratings, if any, provided for in this definition:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America, FNMA, FHLMC or any agency or instrumentality of the United States of America, the obligations maturing one year or less after the date of issuance and which are backed by the full faith and credit of the United States of America; provided that any obligation of, or guarantee by, FNMA or FHLMC, other than an unsecured senior debt obligation of FNMA or FHLMC, shall be a Permitted Investment only if such investment would not result in the downgrading, withdrawal or qualification of the then-current rating assigned by each Rating Agency to any Certificate as confirmed in writing;

           (ii) time deposits, uncertificated certificates of deposit, or bankers' acceptances that mature in one year or less after the date of issuance and are issued or held by any depository institution or trust company incorporated or organized under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities, so long as the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch or would not result in the downgrading, withdrawal or qualification of the then-current rating assigned by each Rating Agency to any Certificate, as confirmed in writing by such Rating Agency;

          (iii) repurchase agreements or obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause

     (ii) above;

           (iv) debt obligations maturing in one year or less bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof, which securities have (i) ratings from S&P and Fitch at least equal to "AA-" and from Moody's at least equal to the minimum maturity-based ratings described below or (ii) such other ratings (as confirmed by the applicable Rating Agency in writing) as will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates that are currently being rated by such Rating Agency; provided, however, that securities issued by any particular corporation
     --------  -------
     will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the accounts established hereunder to exceed 10% of the sum of the aggregate principal balance and the aggregate principal amount of all Permitted Investments in such accounts;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date maturing in 1 year or less after the date of issuance thereof and which is rated at least "A-1+" by S&P, "P-1" by Moody's and "F-1+" by Fitch;

           (vi) units of investment funds that maintain a constant net asset value, money market funds, rated "AAAm" by S&P, "Aaa" by Moody's and in the highest category by Fitch; and

          (vii) any other demand, money market or time deposit, obligation, security or investment, (a) with respect to which each Rating Agency shall have confirmed in writing that such investment will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates that are currently being rated by such Rating Agency and (b) which qualifies as a "cash flow investment" pursuant to
     Section 860G(a)(6) of the Code;

provided, however, that in each case, the minimum maturity-based
--------  -------
ratings by Moody's for investments are: (i) if the investment matures within one month, "A2" or "P-1"; (ii) if the investment matures more than one month later but within three months, "A1" and "P-1"; (iii) if the investment matures more than three months but within six months, "Aa3" and "P-1"; and
(iv) if the investment matures more than six months later, "Aaa" and "P-1"; and provided, further, however, that in each case, if the investment is
    --------  -------  -------
rated by S&P, (a) it shall not have an "r" highlighter affixed to its rating from S&P, (b) it shall have a predetermined fixed dollar of principal due at maturity that cannot vary or change and (c) any such investment that provides for a variable rate of interest must have an interest rate that is tied to a single interest rate index plus a fixed spread, if any, and move proportionately with such index; and provided,
                                                              --------
further, however, that no such instrument shall be a Permitted Investment
-------  -------
(a) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity at the time of acquisition of greater than 120% of the yield to maturity at par of such underlying obligations or (b) if such instrument may be redeemed at a price below the purchase price; and provided, further, however, that no
                                    --------  -------  -------
amount beneficially owned by either the Upper Tier REMIC or the Lower-Tier REMIC (even if not yet deposited in the Trust) may be invested in investments (other than money market funds) treated as equity interests for federal income tax purposes, unless the Servicer receives an Opinion of Counsel, at its own expense, to the effect that such investment will not adversely affect the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC under the Code or result in imposition of a tax on such Upper-Tier REMIC or Lower-Tier REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

     "Person":  Any individual, corporation, partnership, limited
      ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "P&I Advance":  As to any Loan or REO Loan, any advance made by the
      -----------
Servicer or the Trustee, as applicable, pursuant to Section 4.03 or Section
7.05.

     "P&I Advance Date":  The Business Day immediately prior to each
      ----------------
Distribution Date.

     "P&I Advance Determination Date":  With respect to any Distribution
      ------------------------------
Date, the second Business Day immediately prior thereto.

     "Plan":  As defined in Section 5.02(c).
      ----

     "Pool Loan":  A Loan secured by more than one Mortgaged Property.
      ---------

     "Prepayment Assumption":  With respect to all Loans other than the
      ---------------------
ARD Loans, the assumption that all payments required to be made on such Loans according to their contractual terms (including repayment in full on their respective maturity dates) are so made. With respect to all ARD Loans, the assumption that the ARD Loans will be fully prepaid on their related Anticipated Repayment Dates.

     "Prepayment Interest Excess":  With respect to any Distribution Date,
      --------------------------
for each Loan that was subject to a Principal Prepayment in full or in part, or as to which Insurance and Condemnation Proceeds were received by the Servicer or Special Servicer for application to such Loan, in each case after the Due Date in the month of such Distribution Date and on or prior to the related Determination Date, the amount of interest accrued on the amount of such Principal Prepayment or Insurance and Condemnation Proceeds after the Mortgage Interest Accrual Period relating to such Due Date and accruing in the manner set forth in the related Loan Documents, to the extent such interest is collected by the Servicer or the Special Servicer.

     "Prepayment Interest Shortfall":  With respect to any Distribution
      -----------------------------
Date, for each Loan that was subject to a Principal Prepayment in full or in part, or as to which Insurance and Condemnation Proceeds were received by the Servicer or Special Servicer for application to such Loan, in each case after the Determination Date in the calendar month preceding such Distribution Date but prior to the Due Date in the related Due Period, the amount of interest that would have accrued at the Mortgage Pass-Through Rate (net of the Servicing Fee Rate) for such Loan on the amount of such Principal Prepayment or Insurance and Condemnation Proceeds during the period commencing on the date as of which such Principal Prepayment or Insurance and Condemnation Proceeds were applied to the unpaid principal balance of the Loan and ending on (and including) the day immediately preceding such Due Date.

     "Prepayment Premium":  Any premium, penalty or fee (other than a
      ------------------
Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

     "Principal Prepayment":  Any payment of principal made by the
      --------------------
Mortgagor on a Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, other than any amount paid in connection with the release of the related Mortgaged Property through defeasance.

     "Private Certificate":  Any Class A-2, Class A-X, Class B, Class C,
      -------------------
Class D, Class E, Class F, Class G, Class H, Class I, Class J or Class K Certificate.

     "Private Loan":  Loan No. 163 on the Mortgage Loan Schedule, which is
      ------------
secured by the Hyatt Aruba Mortgage Loan.

     "Private Loan Available Distribution Amount":  With respect to any
      ------------------------------------------
Distribution Date, an amount equal to the sum (without duplication) of:

     (a) the aggregate amount received on the Private Loan (and the related REO Property) and on deposit in the Certificate Account and the Lower-Tier Distribution Account as of the close of business on the Business Day preceding the related Servicer Remittance Date, exclusive of the following amounts:

     (i) all Monthly Payments collected but due on a Due Date following the end of the related Due Period;

     (ii) all Principal Prepayments (together with any related payments of interest allocable to the period following the Due Date for the related Loan during the related Due Period), Balloon Payments, Liquidation Proceeds or Insurance and Condemnation Proceeds and other unscheduled recoveries received or deemed received after the end of the related Due Period;

     (iii) all amounts in the Certificate Account that are payable or reimbursable to any Person from such account pursuant to clauses (ii) through (xviii), inclusive, of Section 3.05(a);

     (iv) all amounts in the Lower-Tier Distribution Account that are payable or reimbursable to any Person from such account pursuant to clauses
          (ii) through (iv), inclusive, of Section 3.05(b);

     (v)  all Prepayment Premiums and Yield Maintenance Charges;

     (vi) all amounts deposited in the Certificate Account or the Lower-Tier Distribution Account, as the case may be, in error;

     (vii) any interest or investment income on funds on deposit in the Certificate Account, the Interest Reserve Account, any Cash Collateral Account, any Lock-Box Account, any Reserve Account or any REO Account or in Permitted Investments in which such funds may be invested; and

     (viii) with respect to any Distribution Date relating to each Interest Accrual Period ending in each February or any January in a year immediately preceding a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of the Private Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs at the related Mortgage Rate to the extent such amount is to be deposited in the Interest Reserve Account and held for future distribution pursuant to Section 3.30.

     (b) if and to the extent not already included in clause (a) hereof, the aggregate amount transferred with respect to the Private Loan from the REO Account to the Certificate Account for such Distribution Date pursuant to
Section 3.16(c); and

     (c) the aggregate amount of any P&I Advances made in respect of the Private Loan by the Servicer or the Trustee, as applicable, for such Distribution Date pursuant to Section 4.03 or 7.05 (net of any related Trustee Fee).

     "Private Loan Principal Distribution Amount":  As to any Distribution
      ------------------------------------------
Date, the sum of (i) the amount collected or otherwise received on or with respect to principal of the Private Loan during the related Due Period and
(ii) that portion of the P&I Advance, if any, made in respect of principal of the Private Loan with respect to such Distribution Date.

     "Prospectus":  The Prospectus dated June 17, 1997, as supplemented by
      ----------
the Prospectus Supplement.

     "Prospectus Supplement":  The Prospectus Supplement dated June 25,
      ---------------------
1997, relating

to the offering of the Public Certificates.

     "Public Certificate":  Any Class A-1A, Class A-1B or Class A-1C
      ------------------
Certificate.

     "Purchase Price":  With respect to any Loan to be purchased by the
      --------------
Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement, by the Servicer or the Special Servicer pursuant to
Section 3.18(b), or by the Mortgage Loan Seller, the holders of a majority of the Percentage Interests in the Controlling Class or the Servicer pursuant to
Section 9.01 or to be otherwise sold pursuant to Section 3.18(c), a price equal to the sum of the following:

            (i) the outstanding principal balance of such Loan as of the date of purchase;

           (ii) all accrued and unpaid interest on such Loan at the related Mortgage Rate in effect from time to time to but not including the Due Date in the Due Period of purchase;

          (iii) all related unreimbursed Servicing Advances plus accrued and unpaid interest on related Advances at the Reimbursement Rate, and unpaid Servicing Fees, Seller-Servicer Fees and Special Servicing Fees allocable to such Loan; and

           (iv) if such Mortgage Loan is being purchased by the Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement, all reasonable out-of-pocket expenses reasonably incurred or to be incurred by the Servicer, the Special Servicer, the Depositor and the Trustee in respect of the Breach or Defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

With respect to any REO Property to be sold pursuant to Section 3.18(c), the amount calculated in accordance with the preceding sentence in respect of the related REO Loan.

     "Qualified Institutional Buyer":  As defined in Section 5.02(b).
      -----------------------------

     "Qualified Insurer":  (i) With respect to any Loan, REO Loan or REO
      -----------------
Property, an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction with a minimum claims paying ability rating of at least "A2" by Moody's, "A" by S&P and "A" by Fitch if then rated by Fitch, and (ii) with respect to the fidelity bond and errors and omissions Insurance Policy required to be maintained pursuant to Section 3.07(c), an insurance company that has a claims paying ability rated no lower than two ratings below the rating assigned to the then highest rated outstanding Certificate, but in no event lower than "A" by Fitch if then rated by Fitch, "A" by S&P and "Baa3" by Moody's, or, in the case of clauses (i) and (ii), such other rating as each Rating Agency shall have confirmed in writing will not cause such Rating Agency to downgrade, qualify or withdraw the then-current rating assigned to any of the Certificates that are then currently being rated by such Rating Agency.

     "Rated Final Distribution Date":  As to each Class of Certificates,
      -----------------------------
June 20, 2029.

     "Rating Agency":  Each of Fitch, Moody's and S&P or their successors
      -------------
in interest. If any of the three such rating agency or any successor remains in existence, "Rating Agency" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer, and specific ratings of Fitch, Moody's and S&P herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Record Date":  With respect to any Distribution Date, the last
      -----------
Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Reduction Rate":  A rate per annum equal to the average of the Pass
      --------------
Through Rates of each Class to which an Appraisal Reduction has been allocated (in accordance with Section 4.05 hereof), weighted on the basis of the amount of Appraisal Reductions allocated to such Class.

     "Registrar Office":  As defined in Section 5.02(a).
      ----------------

     "Regular Certificate":  Any Public Certificate or Private
      -------------------
Certificate.

     "Reimbursement Rate":  The rate per annum applicable to the accrual
      ------------------
of interest on Servicing Advances in accordance with Section 3.03(d) and P&I Advances in accordance with Section 4.03(d), which rate per annum shall equal the "Prime Rate" published in the "Money Rates" section of The
                                                                       ---
Wall Street Journal (or, if such section or publication is no longer
-------------------
available, such other comparable publication as is determined by the Trustee in its sole discretion) as may be in effect from time to time, or, if the "Prime Rate" no longer exists, such other comparable rate (as determined by the Trustee in its reasonable discretion) as may be in effect from time to time.

     "Related Certificates" and "Related Uncertificated Lower-Tier
      --------------------
Interest": For the following Classes of Uncertificated Lower-Tier Interests, the related Class of Certificates set forth below and for the following Classes of Certificates, the related Class of Uncertificated Lower-Tier Interests set forth below:


                                         Related Uncertificated
Related Certificates                     Lower-Tier Interest
--------------------                     -----------------------------------
Class A-1A Certificate                    Class LA-1A Uncertificated Interest
Class A-1B Certificate                    Class LA-1B Uncertificated Interest
Class A-1C Certificate                    Class LA-1C Uncertificated Interest
Class A-2 Certificate                     Class LA-2 Uncertificated Interest
Class B Certificate                       Class LB Uncertificated Interest
Class C Certificate                       Class LC Uncertificated Interest
Class D Certificate                       Class LD Uncertificated Interest
Class E Certificate                       Class LE Uncertificated Interest
Class F Certificate                       Class LF Uncertificated Interest
Class G Certificate                       Class LG Uncertificated Interest
Class H Certificate                       Class LH Uncertificated Interest
Class I Certificate                       Class LI Uncertificated Interest
Class J Certificate                       Class LJ Uncertificated Interest
Class K Certificate                       Class LK Uncertificated Interest

     "Remaining Principal Distributable Amount":  As to any Distribution
      ----------------------------------------
Date and a given Class of Regular Certificates other than the Class A-X Certificates, the amount, if any, by which the sum of the General Principal Distribution Amount and the Private Loan Distribution Amount for such Distribution Date exceeds the aggregate amount distributed in respect of such amounts on such Distribution Date to all Classes senior to such given Class.

     "REMIC":  A "real estate mortgage investment conduit" as defined in
      -----
Section 860D of the Code (or any successor thereto).

     "REMIC Provisions":  Provisions of the federal income tax law
      ----------------
relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "Rents from Real Property":  With respect to any REO Property, gross
      ------------------------
income of the character described in Section 856(d) of the Code.

     "REO Account":  A segregated custodial account or accounts created
      -----------
and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "Lennar Partners, Inc. as Special Servicer, in trust for the Chase Manhattan Bank, as Trustee, for Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1, REO Account." Any such account or accounts shall be an Eligible Account.

     "REO Acquisition Date":  The date of acquisition for federal income
      --------------------
tax purposes of any REO Property pursuant to Section 3.09.

     "REO Disposition":  The sale or other disposition of the REO Property
      ---------------
pursuant to Section 3.18(d).

     "REO Extension":  As defined in Section 3.16(a).
      -------------

     "REO Loan":  The Loan deemed to be outstanding with respect to each
      --------
REO Property. Each REO Loan shall be deemed to be outstanding for so long as the related REO Property (i) remains part of the Trust Fund, (ii) provides for Assumed Scheduled Payments on each Due Date therefor and (iii) otherwise has the same terms and conditions as its predecessor Loan, including, without limitation, with respect to the calculation of the Mortgage Rate in effect from time to time (such terms and conditions to be applied without regard to the default on such predecessor Loan). Each REO Loan shall be deemed to have an initial outstanding principal balance and Stated Principal Balance equal to the outstanding principal balance and Stated Principal Balance, respectively, of its predecessor Loan as of the date of the related REO Acquisition. All amounts due and owing in respect of the predecessor Loan as of the date of the related REO Acquisition, including, without limitation, accrued and unpaid interest, shall continue to be due and owing in respect of an REO Loan. All amounts payable or reimbursable to the Servicer, the Special Servicer or the Trustee, as applicable, in respect of the predecessor Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Special Servicing Fees and Servicing Fees and any unreimbursed Advances, together with any interest accrued and payable to the Servicer or the Trustee in respect of such Advances in accordance with
Section 3.03(d) or Section 4.03(d), shall continue to be payable or reimbursable to the Servicer or the Trustee in respect of an REO Loan. Collections in respect of each REO Loan (exclusive of amounts to be applied to the payment of, or to be reimbursed to the Servicer or the Special Servicer for the payment of, the costs of operating, managing and maintaining the related REO Property) shall be treated: first, as a recovery of accrued
                                             -----
and unpaid Advances, Seller-Servicer Fees and Servicing Fees and related interest due the Servicer or the Trustee, as applicable; second, as a
                                                         ------
recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Due Period of receipt; third, as a recovery of principal of such REO Loan to the extent of its
-----
entire unpaid principal balance; and fourth, in accordance with the Servicing
                                     ------
Standards of the Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan, including, without limitation, Yield Maintenance Charges, Prepayment Premiums and Penalty Charges.

     "REO Loan Accrual Period":  With respect to any REO Loan and any Due
      -----------------------
Date therefor, the Mortgage Interest Accrual Period with respect to the related Loan immediately preceding such Due Date.

     "REO Property":  A Mortgaged Property acquired by the Special
      ------------
Servicer on behalf of and in the name of the Trustee (or its nominee) for the benefit of the Certificateholders through foreclosure, acceptance of a deed in lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Loan.

     "REO Revenues":  All income, rents and profits derived from the
      ------------
ownership, operation or leasing of any REO Property.

     "REO Status Report":  A report substantially containing the
      -----------------
information described in
Exhibit I-5 attached hereto, setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the acquisition date of such REO Property, (ii) the amount of income collected with respect to any REO Property net of related expenses and other amounts, if any, received on such REO Property during the related Due Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such date of determination (including any prepared internally by the Special Servicer).

     "Request for Release":  A release signed by a Servicing Officer of
      -------------------
the Servicer or the Special Servicer, as applicable, in the form of Exhibit F attached hereto.

     "Residual Certificate":  Any Class R Certificate or Class LR
      --------------------
Certificate issued, authenticated and delivered hereunder.

     "Responsible Officer":  When used with respect to the initial Trustee
      -------------------
and Certificate Registrar, any Vice President, Assistant Vice President, corporate trust officer or assistant corporate trust officer of the Trustee or Certificate Registrar, as applicable, having direct responsibility for the administration of this Agreement, and with respect to any successor Trustee or Certificate Registrar, as applicable, any officer or assistant officer in the corporate trust department of the Trustee or Certificate Registrar, as applicable, or any other officer of the Trustee or Certificate Registrar, as applicable, customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee or Certificate Registrar, as applicable, because of such officer's knowledge of and familiarity with the particular subject.

     "Revised Rate":  With respect to the Loans, the increased interest
      ------------
rate after the Anticipated Repayment Date (in the absence of a default) for each applicable Loan, as calculated and as set forth in the related Loan.

     "S&P":  Standard and Poor's Ratings Services, a division of the
      ---
McGraw-Hill Companies, Inc., and its successors in interest.

     "Securities Act":  The Securities Act of 1933, as amended.
      --------------

     "Seller-Servicer":  Either of Continental Wingate Associates, Inc.
      ---------------
and National Cooperative Bank.

     "Seller-Servicer Agreement":  The Sub-Servicing Agreement dated as of
      -------------------------
June 1, 1997, as amended as of such date, by and between the Servicer and each of the Seller-Servicers.

     "Seller-Servicer Fee":  With respect to each Loan for which there is
      -------------------
a Seller-Servicer Fee Rate set forth in the Mortgage Loan Schedule, the fee payable to the related Seller-Servicer under the Seller-Servicer Agreement, or, with respect to Loan Nos. 14, 29, 102 and 150, to the Servicer pursuant to Section 3.11(a), based on the Seller-Servicer Fee Rate.

     "Seller-Servicer Fee Rate":  With respect to each Loan subject to the
      ------------------------
Seller-Servicer Agreement, the related "Sub-Servicing Fee Rate" set forth in the Seller-Servicer Agreement. In the case of Loan Nos. 29, 102 and 150, 0.40% per annum. In the case of Loan No. 14, 0.125% per annum.

     "Security Agreement":  With respect to any Loan, any security
      ------------------
agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Loan.

     "Servicer":  First Union National Bank and its successor in interest
      --------
and assigns, or any successor Servicer appointed as herein provided.

     "Servicer Remittance Date":  With respect to any Distribution Date,
      ------------------------
the Business Day preceding such Distribution Date.

     "Servicer Remittance Report":  A report prepared by the Servicer
      --------------------------
and/or the Special Servicer in such media as may be agreed upon by the Servicer, the Special Servicer and the Trustee containing such information regarding the Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.01 and to furnish statements to Certificateholders pursuant to Section 4.02, including information on the outstanding principal balances of each Loan specified therein, and containing such additional information as the Servicer, the Special Servicer and the Trustee may from time to time agree.

     "Servicing Account":  The account or accounts created and maintained
      -----------------
pursuant to Section 3.03.

     "Servicing Advances":  All customary, reasonable and necessary "out
      ------------------
of pocket" costs and expenses (including attorneys' fees and expenses and fees of real estate brokers) incurred by the Servicer in connection with the servicing and administering of (a) a Loan in respect of which a default, delinquency or other unanticipated event has occurred or is reasonably foreseeable or (b) an REO Property, including, but not limited to, the cost of (i) compliance with the Servicer's obligations set forth in
Section 3.03(c), (ii) the preservation, restoration and protection of a Mortgaged Property, (iii) obtaining any Insurance and Condemnation Proceeds or any Liquidation Proceeds of the nature described in clauses (i) through
(iv) of the definition of "Liquidation Proceeds", (iv) any enforcement or judicial proceedings with respect to a Mortgaged Property, including foreclosures, (v) the operation, leasing, management, maintenance and liquidation of any REO Property, (vi) any Appraisal, and (vii) any "forced placed" insurance policy purchased.

     "Servicing Fee":  With respect to each Loan and REO Loan, the fee
      -------------
payable to the Servicer pursuant to the first paragraph of Section 3.11(a).

     "Servicing Fee Rate":  With respect to each Loan, Specially Serviced
      ------------------
Loan, and REO Loan, a rate equal to 0.05% per annum computed on the basis of a 360-day year consisting of twelve 30-day months on the Stated Principal Balance of the related Loan.

     "Servicing Officer":  Any officer and/or employee of the Servicer or
      -----------------
the Special Servicer involved in, or responsible for, the administration and servicing of the Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Trustee and the Depositor on the Closing Date as such list may be amended from time to time thereafter.

     "Servicing Standards":  As defined in Section 3.01(a).
      -------------------

     "Servicing Transfer Event":  With respect to any Loan, the occurrence
      ------------------------
of any of the following events:

            (i) a payment default shall have occurred on such Loan at its maturity date; or

           (ii) any Monthly Payment (other than a Balloon Payment) is 60 days or more delinquent; or

          (iii) the Servicer determines that a payment default has occurred or is imminent and is not likely to be cured by the related Mortgagor within 60 days; or

           (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs is entered against the related Mortgagor; provided that if such decree or order is discharged or stayed within 60 days of being entered, such Loan shall not be a Specially Serviced Loan (and no Special Servicing Fees, Workout Fees or Liquidation Fees will be payable with respect thereto); or

            (v) the related Mortgagor shall file for or consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

           (vi) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vii) the Servicer has received notice of the foreclosure or proposed foreclosure of any lien on the related Mortgaged Property; or

         (viii) any other default has occurred which has materially and adversely affected the value of the related Loan and has continued unremedied for the applicable grace period specified in the related Mortgage.

           (ix) The occurrence of a Credit Lease Enhancement Policy Termination Event (as defined in Section 3.31(e)).

     "Significant Loan":  Any Loan (i) whose principal balance
      ----------------
is $20,000,000 or more or (ii) that is part of a group of Crossed Loans or group of loans made to affiliated borrowers which in the aggregate represent 5% or more of the aggregate outstanding principal balances of all of the Mortgage Loans together with the outstanding principal balance of the Private Loan.

     "Similar Law":  As defined in Section 5.02(c).
      -----------

     "Special Servicer":  Lennar Partners, Inc., a Florida corporation, or
      ----------------
any successor special servicer appointed as herein provided.

     "Special Servicing Fee":  With respect to each Specially Serviced
      ---------------------
Loan and REO Loan, the fee payable to the Special Servicer pursuant to the first paragraph of Section 3.11(b).

     "Special Servicing Fee Rate":  With respect to each Specially
      --------------------------
Serviced Loan and each REO Loan, 0.25% per annum computed on the basis of the Stated Principal Balance of the related Loan and for the same period for which any related interest payment on the related Specially Serviced Loan is computed.

     "Specially Serviced Loan":  As defined in Section 3.01(a).
      -----------------------

     "Startup Day":  The Closing Date.
      -----------

     "State Tax Laws": The laws of the states of Florida, New York and
      --------------
North Carolina as well as any state the applicability of which to the Trust Fund or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect (which Opinion of Counsel shall not be at the expense of the Trustee), or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

     "Stated Principal Balance":  With respect to any Loan (other than an
      ------------------------
REO Loan), as of any date of determination, an amount equal to (x) the Cut-off Date Principal Balance of such Loan, plus (y) any Mortgage Deferred Interest added to the principal balance of such Loan on or before the end of the immediately preceding Due Period, minus (z) the sum of:

            (i) the principal portion of each Monthly Payment due on such Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer or Trustee, as applicable, and distributed to Certificateholders on or before such date of determination;

           (ii) all Principal Prepayments received with respect to such Loan after the Cut-off Date, to the extent distributed to Certificateholders on or before such date of determination;

          (iii) the principal portion of all Insurance and Condemnation Proceeds and Liquidation Proceeds received with respect to such Loan after the Cut-off Date, to the extent distributed to Certificateholders on or before such date of determination; and

           (iv) any reduction in the outstanding principal balance of such Loan resulting from a Deficient Valuation that occurred prior to the end of the Due Period for the most recent Distribution Date.

     With respect to any REO Loan, as of any date of determination, an amount equal to (x) the Stated Principal Balance of the predecessor Loan as of the date of the related REO Acquisition, minus (y) the sum of:

            (i) the principal portion of any P&I Advance made with respect to the predecessor Loan on or after the date of the related REO Acquisition, to the extent distributed to Certificateholders on or before such date of determination; and

           (ii) the principal portion of all Insurance and Condemnation Proceeds, Liquidation Proceeds and REO Revenues received with respect to such REO Loan, to the extent distributed to Certificateholders on or before such date of determination.

     A Loan or an REO Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance until the Distribution Date on which the payments or other proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

     "Stichting Documents":  The Articles of Association of Beachfront
      -------------------
Funding B.V., the deed of incorporation of Stichting Administratiekantoor, the Administration Conditions relating thereto, the General Assignment dated as of June 30, 1997 and any other document or instrument relating to any of the foregoing.

     "Subordinate Certificate":  Any Class B, Class C, Class D, Class E,
      -----------------------
Class F, Class G, Class H, Class I, Class J or Class K Certificate.

     "Sub-Servicer":  Any Person with which the Servicer or the Special
      ------------
Servicer has entered into a Sub-Servicing Agreement.

     "Sub-Servicing Agreement":  The written contract between the Servicer
      -----------------------
or the Special Servicer, as the case may be, and any Sub-Servicer relating to servicing and administration of Loans by such Sub-Servicer as provided in
Section 3.22.

     "Successor Manager": As defined in Section 3.19(b).
      -----------------

     "Tax Returns":  The federal income tax return on Internal Revenue
      -----------
Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC due to its classification as a REMIC under the REMIC Provisions, and Form 1041 for the portions of the Trust Fund intended to be treated as a grantor trust for federal income tax purposes pursuant to Section 407 of the Code, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     "The Chase Manhattan Bank":  The Chase Manhattan Bank, a New York
      ------------------------
banking corporation, or any corporation or other entity into which it may be merged, consolidated or converted, or any corporation, or other entity resulting from any merger, consolidation or conversion to which it shall be a party, or any corporation or other entity succeeding to its business.

     "Transfer":  Any direct or indirect transfer, sale, pledge,
      --------
hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transfer Affidavit":  As defined in Section 5.02(d).
      ------------------

     "Transferee":  Any Person who is acquiring by Transfer any Ownership
      ----------
Interest in a Certificate.

     "Transferor":  Any Person who is disposing by Transfer any Ownership
      ----------
Interest in a Certificate.

     "Transferor Letter":  As defined in Section 5.02(d).
      -----------------

     "Trust Fund":  The segregated pool of assets subject hereto,
      ----------
constituting the Trust, consisting of: (i) the Loans subject to this Agreement and all interest and principal received or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement.

     "Trustee":  The Chase Manhattan Bank, a New York banking corporation,
      -------
in its capacity as trustee and its successors in interest, or any successor trustee appointed as herein provided.

     "Trustee Exception Report":  As defined in Section 2.02(e).
      ------------------------

     "Trustee Fee":  The fee to be paid to the Trustee as compensation for
      -----------
the Trustee's activities under this Agreement.

     "Trustee Fee Rate":  A rate equal to 0.004% per annum computed on the
      ----------------
basis of a 360-day year consisting of twelve 30-day months on the Stated Principal Balance of the related Loan.

     "UCC":  The Uniform Commercial Code, as enacted in each applicable
      ---
state.

     "UCC Financing Statement":  A financing statement executed and filed
      -----------------------
pursuant to the UCC, as in effect in the relevant jurisdiction.

     "Uncertificated Lower-Tier Interests":  Any of the Class LA-1A, Class
      -----------------------------------
LA-1B, Class LA-1C, Class LA-2, Class LB, Class LC, Class LD, Class LE, Class LF, Class LG, Class LH, Class LI, Class LJ and Class LK Uncertificated Interests.

     "Uncovered Prepayment Interest Shortfall Amount":  As to any
      ----------------------------------------------
Distribution Date, the amount by which (i) the sum of the Prepayment Interest Shortfalls, if any, for such Distribution Date exceeds (ii) the aggregate reduction in the Servicer's compensation for such Distribution Date pursuant to the last paragraph of Section 3.11(a).

     "Underwritten Debt Service Coverage Ratio":  With respect to any
      ----------------------------------------
Loan, the ratio of (i) Underwritten Net Cash Flow produced by the related Mortgaged Property to (ii) the aggregate amount of the Monthly Payments due for the twelve-month period immediately following the Cut-off Date.

     "Underwritten Net Cash Flow":  With respect to any Loan, the
      --------------------------
estimated annual revenue derived from the use and operation of the related Mortgaged Property, less estimated annual expenses, including operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), fixed expenses (such as insurance and real estate taxes) and replacement reserves and any other reserves or deduction from revenue taken into account in connection with the origination of such Loan.

     "Underwriter":  Credit Suisse First Boston Corporation.
      -----------

     "Unpaid Interest Shortfall Amount":  As to the first Distribution
      --------------------------------
Date and any Class of Regular Certificates, zero. As to any Distribution Date after the first Distribution Date and any Class of Regular Certificates, the amount, if any, by which the sum of the Interest Shortfall Amounts for such Class for prior Distribution Dates exceeds the sum of the amounts distributed on such Class on prior Distribution Dates in respect of such Interest Shortfall Amounts.

     "Upper-Tier Distribution Account":  The segregated account or
      -------------------------------
accounts created and maintained by the Trustee, pursuant to Section 3.04(b) in trust for the Certificateholders, which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Upper-Tier Distribution Account". Any such account or accounts shall be an Eligible Account.

     "Upper-Tier REMIC":  One of the two separate REMICs comprising the
      ----------------
Trust Fund, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Distribution Account.

     "U.S. Person":  A citizen or resident of the United States, a
      -----------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     "Voting Rights":  The portion of the voting rights of all of the
      -------------
Certificates which is allocated to any Certificate. At all times during the term of this Agreement and for any date of determination, the Voting Rights shall be allocated among the various Classes of Certificateholders as follows: (i) 2% in the case of the Class A-X Certificates, and (ii) in the case of any other Class of Regular Certificates a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the aggregate Certificate Balance of such Class, in each case, determined as of the Distribution Date immediately preceding such date of determination, and the denominator of which is equal to the aggregate Certificate Balance of the Regular Certificates, each determined as of the Distribution Date immediately preceding such date of determination. None of the Class V-1, Class R or Class LR Certificates will be entitled to any Voting Rights. For purposes of determining Voting
Rights, the Certificate Balance of any Class shall be deemed to be reduced by allocation of the Collateral Support Deficit to such Class. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

     "Watch List":  A report substantially containing the information
      ----------
described in Exhibit I-6 attached hereto, setting forth, among other things, any Loan that as of the Determination Date immediately preceding the preparation thereof, is in jeopardy of becoming a Specially Serviced Loan.

     "Withheld Amounts": As defined in Section 3.30(a).
      ----------------

     "Workout Fee":  The fee paid to the Special Servicer with respect to
      -----------
each Corrected Loan.

     "Workout Fee Rate":  as defined in Section 3.11(b).
      ----------------

     "Yield Maintenance Charge":  With respect to any Loan, the yield
      ------------------------
maintenance charge set forth in the related Loan.

     "Yield Rate":  With respect to any Loan, the yield rate set forth in
      ----------
the related Loan documents.

     SECTION 1.02.  Certain Calculations.
                    --------------------

     Unless otherwise specified herein, for purposes of determining amounts with respect to the Certificates and the rights and obligations of the parties hereto, the following provisions shall apply:

            (i) All calculations of interest with respect to the Loans (other than the Actual/360 Loans and Actual/Actual Loans) and of Advances provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to the Actual/360 Loans and Actual/Actual Loans and Advances provided for herein shall be made as set forth in such Loan with respect to the calculation of interest accruing at the related Mortgage Rate.

           (ii) Any Loan payment is deemed to be received on the date such payment is actually received by the Servicer, the Special Servicer or the Trustee; provided, however, that for purposes of calculating
                  --------  -------
     distributions on the Certificates, Principal Prepayments with respect to any Loan are deemed to be received on the date they are applied to reduce the outstanding principal balance of such Loan.

          (iii) Any reference to the Certificate Balance of any Class of Certificates on or as of a Distribution Date shall refer to the Certificate Balance of such Class of Certificates on such Distribution Date after giving effect to (a) any distributions made on such Distribution Date pursuant to Section 4.01(a), (b) any Collateral Support Deficit allocated to such Class on such Distribution Date pursuant to Section 4.04 and (c) the addition of any Certificate Deferred Interest allocated to such Class and added to such Certificate Balance pursuant to Section 4.06(b) (except that no such increase in Certificate Balance pursuant to this clause (c) shall count for the purposes of determining Voting Rights or the identity of the Controlling Class).


                              (End of Article I)

                                  ARTICLE II

                             CONVEYANCE OF LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES
                     ---------------------------------

     SECTION 2.01.  Conveyance of Loans.
                    -------------------

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trustee, without recourse, for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under (i) the Loans identified on the Mortgage Loan Schedule, (ii) the Mortgage Loan Purchase Agreement and (iii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date). The transfer of the Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 10.07, is intended by the parties to constitute a sale.

     (b) In connection with the Depositor's assignment pursuant to subsection (a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Servicer), on or before the Closing Date, the Mortgage File for each Loan so assigned. If the Mortgage Loan Seller cannot deliver, or cause to be delivered as to any Loan, the original Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Note, together with an affidavit in the form attached as Exhibit K hereto, certifying that the original thereof has been lost or destroyed.

     If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Loan, any of the documents and/or instruments referred to in clauses
(ii), (iv), (vi), (viii), (xi) and (xii) of the definition of "Mortgage File," with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements of the Mortgage Loan Purchase Agreement and this Section 2.01(b) shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (certified by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording) is delivered to the Trustee or a Custodian and the Servicer on or before the Closing Date, and either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording), with evidence of recording thereon, is delivered to the Trustee or a Custodian within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that the Mortgage Loan Seller is, as certified in writing to the Trustee prior to each such 45-day extension, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy.

     If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Loan, any of the documents and/or instruments referred to in clauses
(ii), (iv), (vi), (viii), (xi) and (xii) of the definition of "Mortgage File," with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of the Mortgage Loan Purchase Agreement and this Section 2.01(b) shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon and certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording) is delivered to the Trustee or a Custodian appointed thereby and to the Servicer on or before the Closing Date.

     Neither the Trustee nor any Custodian shall in any way be liable for any failure by the Mortgage Loan Seller or the Depositor to comply with the delivery requirements of the Mortgage Loan Purchase Agreement and this
Section 2.01(b). Notwithstanding the foregoing, in the event that the Mortgage Loan Seller fails to deliver a UCC-2 or UCC-3 on or before the Closing Date as required above solely because the related UCC-1 has not been returned to the Mortgage Loan Seller by the applicable filing office, the Mortgage Loan Seller shall not be in breach of its obligations with respect to such delivery, provided that the Mortgage Loan Seller promptly forwards such UCC-1 to the Servicer (with a copy to the Trustee) upon its return.

     (c) The Servicer shall, as to each Loan, promptly (and in any event the later of (i) 90 days after the Closing Date and (b) 45 days from receipt) cause to be submitted for recording or filing, as the case may be, each assignment referred to in clauses (ii), (iii), (iv), (v) and (vii) of the definition of "Mortgage File" and each UCC-2 and UCC-3 referred to in clause
(xi) of the definition of "Mortgage File." The Servicer shall make any of the filings set forth in the prior sentence and shall be reimbursed by the Mortgage Loan Seller for all related costs of the filing. Each such assignment shall reflect that it should be returned by the public recording office to the Servicer following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee following filing. If any such document or instrument is lost or returned unrecorded or unfiled because of a defect therein, the Servicer shall prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Servicer shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate. Within 30 days following request therefor, the Depositor shall reimburse or cause to reimburse the Servicer for all of its cost and expenses incurred in performing its obligation under this Section 2.01(c).

     (d) All documents and records in the Depositor's or the Mortgage Loan Seller's possession relating to the Loans (including financial statements, operating statements and any other information provided by the respective Mortgagor from time to time) that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Servicer within 30 days of the Closing Date and shall be held by the Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

     (e) In connection with the Depositor's assignment pursuant to subsection (a) above, the Depositor shall deliver, and hereby represents and warrants that it has delivered, to the Trustee and the Servicer, on or before the Closing Date, a fully executed original counterpart of the Mortgage Loan Purchase Agreement, as in full force and effect, without amendment or modification, on the Closing Date.

     (f) The Depositor shall use its best efforts to require that, promptly after the Closing Date, but in all events within three Business Days after the Closing Date, the Mortgage Loan Seller shall cause all funds on deposit in escrow accounts maintained with respect to the Loans in the name of the Mortgage Loan Seller or any other name to be transferred to the Servicer (or a Sub-Servicer at the direction of the Servicer) for deposit into Servicing Accounts.

     SECTION 2.02.  Acceptance by Trustee.
                    ---------------------

     (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to the provisions of Sections 2.01 and 2.02(d), to any exceptions noted on the Trustee Exception Report, and to the further review provided for in Section 2.02(b), of the documents specified in clauses (i)-(v), (viii), (ix), (xi),
(xii) and (xiii) of the definition of "Mortgage File" with respect to each Loan, of a fully executed original counterpart of the Mortgage Loan Purchase Agreement and of all other assets included in the Trust Fund, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents delivered or caused to be delivered by the Mortgage Loan Seller constituting the Mortgage Files, and that it holds and will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

     (b) Within 60 days of the Closing Date, the Trustee or a Custodian on its behalf shall review each of the Loan documents delivered or caused to be delivered by the Mortgage Loan Seller constituting the Mortgage Files; and, promptly following such review (but in no event later than 90 days after the Closing Date), the Trustee shall, subject to Sections 2.01 and 2.02(d), certify in writing to each of the Depositor, the Servicer, the Special Servicer and the Mortgage Loan Seller that, as to each Loan listed in the Mortgage Loan Schedule (other than any Loan paid in full or any Loan specifically identified in any exception report annexed thereto as not being covered by such certification), (i) all documents specified in clauses (i) -
(v), (viii), (ix), (xi), (xii) and (xiii) of the definition of "Mortgage File" are in its possession, (ii) all documents delivered or caused to be delivered by the Mortgage Loan Seller constituting the Mortgage Files have been reviewed by it or by a Custodian on its behalf and appear regular on their face and appear to relate to such Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (i), (iv), (vi), (viii)(a) and (viii)(c) of the definition of "Mortgage Loan Schedule" is correct.

     (c) The Trustee or a Custodian on its behalf shall review each of the Loan documents received thereby subsequent to the Closing Date; and, on or about the first anniversary of the Closing Date, the Trustee shall, subject to Sections 2.01 and 2.02(d), certify in writing to each of the Depositor, the Servicer, the Special Servicer and the Mortgage Loan Seller that, as to each Loan listed on the Mortgage Loan Schedule (other than any Loan as to which a Liquidation Event has occurred or any Loan specifically identified in any exception report annexed thereto as not being covered by such certification), (i) all documents specified in clauses (i) - (v), (viii),
(ix), (xi), (xii) and (xiii) of the definition of "Mortgage File" are in its possession, (ii) it or a Custodian on its behalf has received either a recorded original of each of the assignments specified in clause (iii) and clause (v) of the definition of "Mortgage File", insofar as an unrecorded original thereof had been delivered or caused to be delivered by the Mortgage Loan Seller or a copy of such recorded original certified by the applicable public recording office to be true and complete, (iii) all Loan documents received by it or any Custodian have been reviewed by it or by such Custodian on its behalf and appear regular on their face and appear to relate to such Loan and (iv) based on the examinations referred to in subsection (b) above and this subsection (c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (i), (iv), (vi), (viii) (a) and (viii) (c) of the definition of "Mortgage Loan Schedule" is correct.

     (d) It is herein acknowledged that neither the Trustee nor any Custodian is under any duty or obligation (i) to determine whether any of the documents specified in clauses (vi), (vii), (x), (xiv), (xv) and (xvi) of the definition of "Mortgage File" exist or are required to be delivered by the Depositor, the Mortgage Loan Seller or any other Person or (ii) to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Loans delivered to it to determine that the same are valid, legal, effective, in recordable form, genuine, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     (e) If, in the process of reviewing the Mortgage Files or at any time thereafter, the Trustee or any Custodian finds any document or documents constituting a part of a Mortgage File not to have been properly executed or, to contain information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule or to be defective on its face (each, a "Defect" in the related
                                ------
Mortgage File), the Trustee shall promptly so notify the Depositor, the Servicer, the Special Servicer and the Mortgage Loan Seller (and in no event later than 90 days after the Closing Date), by providing a written report (the "Trustee Exception Report") setting forth for each affected
      ------------------------
Loan, with particularity, the nature of such Defect.

     SECTION 2.03.  Representations, Warranties and Covenants of the
                    ------------------------------------------------
Depositor; Mortgage Loan Seller's Repurchase of Loans for Defects in
--------------------------------------------------------------------
Mortgage Files and Breaches of Representations and Warranties.
-------------------------------------------------------------

     (a)  The Depositor hereby represents and warrants that:

            (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Depositor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Loans in accordance with this Agreement;

           (ii) Assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Depositor will not conflict with any provisions of any law or regulations to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Depositor or any indenture, agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement; the Depositor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Depositor of this Agreement;

           (iv) There is no action, suit or proceeding pending or, to the Depositor's knowledge, threatened against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Loans or the ability of the Depositor to carry out the transactions contemplated by this Agreement;

            (v) The Depositor is the lawful owner of the Loans with the full right to transfer the Loans to the Trust Fund and the Loans have been validly transferred to the Trust; and

           (vi) Following consummation of the conveyance of the Loans by the Depositor to the Trustee, the Depositor shall take no action inconsistent with the Trust Fund's ownership of the Loans, and if a third party, including a potential purchaser of the Loans, should inquire, the Depositor shall promptly indicate that the Loans have been sold and shall claim no ownership interest therein.

     (b) If any Certificateholder, the Servicer, the Special Servicer or the Trustee discovers or receives notice of a Defect in any Mortgage File or a breach of any representation or warranty set forth in, or required to be made with respect to a Loan by the Mortgage Loan Seller pursuant to, the Mortgage Loan Purchase Agreement (a "Breach"), which Defect or Breach, as the case
                            ------
may be, materially and adversely affects the value of any Loan or the interests of the Certificateholders therein, such Certificateholder, the Servicer, the Special Servicer or the Trustee, as applicable, shall give prompt written notice of such Defect or Breach, as the case may be, to the Depositor, the Servicer, the Special Servicer and the Mortgage Loan Seller and shall request that the Mortgage Loan Seller, not later than the earlier of 90 days from the Mortgage Loan Seller's receipt of such notice or the Mortgage Loan Seller's discovery of such Breach, cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Loan at the applicable Purchase Price or in conformity with the Mortgage Loan Purchase Agreement. Any Defect or Breach which causes any Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein. If the affected Loan is to be repurchased, the Trustee shall designate the Certificate Account as the account into which funds in the amount of the Purchase Price are to be deposited by wire transfer.

     (c)  In connection with any repurchase of a Loan contemplated by this
Section 2.03, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, upon delivery to each of the Trustee, the Servicer and the Special Servicer of a trust receipt executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller in the same manner as provided in Section 7 of the Mortgage Loan Purchase Agreement.

     (d) Section 7 of the Mortgage Loan Purchase Agreement provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 2 of such Mortgage Loan Purchase Agreement.

     (e) If the Mortgage Loan Seller defaults on its obligations to repurchase any Loan as contemplated by Section 2.03(b), the Trustee shall promptly notify the Certificateholders, the Rating Agencies, the Servicer and the Special Servicer of such default. The Trustee shall enforce the obligations of the Mortgage Loan Seller under
Section 7 of the Mortgage Loan Purchase Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as if it were, in its individual capacity, the owner of the affected Loan(s). The Trustee shall be reimbursed for the reasonable costs of such enforcement: first, from
                                                                  -----
a specific recovery of costs, expenses or attorneys' fees against the Mortgage Loan Seller; second, pursuant to Section 3.05(a)(vii) out of the
                      ------
related Purchase Price, to the extent that such expenses are a specific component thereof; and third, if at the conclusion of such enforcement
                       -----
action it is determined that the amounts described in clauses first and
                                                              -----
second are insufficient, then pursuant to Section 3.05(a)(viii) out of
------
general collections on the Loans on deposit in the Certificate Account.

     SECTION 2.04.  Execution of Certificates.
                    -------------------------

     Subject to Sections 2.01 and 2.02, the Trustee hereby acknowledges the assignment to it of the Loans and the delivery to it or a Custodian on its behalf of the Mortgage Files and a fully executed original counterpart of the Mortgage Loan Purchase Agreement, together with the assignment to it of all other assets included in the Trust Fund. Concurrently with such assignment and delivery and in exchange therefor, the Trustee acknowledges the issuance of the Uncertificated Lower-Tier Interests to the Depositor and, pursuant to the written request of the Depositor executed by an officer of the Depositor, the execution, authentication and delivery of the Class LR and Class V-1 Certificates to or upon the order of the Depositor, in exchange for the Loans, receipt of which is hereby acknowledged, and immediately thereafter, the Trustee acknowledges that, pursuant to the written request of the Depositor executed by an officer of the Depositor, it has executed and caused the Authenticating Agent to authenticate and to deliver to or upon the order of the Depositor, in exchange for the Uncertificated Lower-Tier Interests, the Regular Certificates and the Class R Certificates, and the Depositor hereby acknowledges the receipt by it or its designees, of such Certificates in authorized Denominations evidencing the entire beneficial ownership of the Upper-Tier REMIC.

                             (End of Article II)

                                 ARTICLE III

                              ADMINISTRATION AND
                         SERVICING OF THE TRUST FUND
                        ---------------------------

     SECTION 3.01.  Servicer to Act as Servicer; Special Servicer to Act
                    ----------------------------------------------------
as Special Servicer; Administration of the Loans.
------------------------------------------------

     (a) Each of the Servicer and the Special Servicer shall diligently service and administer the Loans it is obligated to service pursuant to this Agreement on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment) in accordance with applicable law, and, to the extent consistent with the foregoing, the terms of the respective Loans or Specially Serviced Loans, and, to the extent consistent with the foregoing, in accordance with the terms of this Agreement and, to the extent consistent with the foregoing, in accordance with the higher of the following standards of care: (1) the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer or Special Servicer, as the case may be, services and administers similar commercial or multifamily mortgage loans for other third-party portfolios, giving due consideration to the customary and usual standards of practice of prudent institutional multifamily or commercial mortgage lenders servicing their own mortgage loans and (2) the same care, skill, prudence and diligence with which the Servicer or Special Servicer, as the case may be, services and administers similar commercial or multifamily mortgage loans owned by the Servicer or Special Servicer, in either case exercising reasonable business judgment and acting in accordance with applicable law, the respective Loans or Specially Serviced Loans, and, to the extent not inconsistent with the foregoing, the terms of this Agreement, as applicable, and with a view to the maximization, on a present value basis (discounting at the related Mortgage Rate), of timely recovery of principal and interest on the Loans or Specially Serviced Loans, as applicable, and the best interests of the Trust Fund and the Certificateholders, as determined by the Servicer or Special Servicer, as the case may be, in its reasonable judgment, but without regard to: (i) any relationship that the Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor or any other party to this Agreement; (ii) the ownership of any Certificate by the Servicer or the Special Servicer, as the case may be, or any Affiliate thereof; (iii) the Servicer's obligation to make Advances; and (iv) the Servicer's or Special Servicer's, as the case may be, right to receive compensation for its services hereunder or with respect to any particular transaction (the foregoing, collectively referred to as the "Servicing Standards").
 -------------------

     Without limiting the foregoing, subject to Section 3.21, the Special Servicer shall be obligated to service and administer (i) any Loans as to which a Servicing Transfer Event has occurred and is continuing (each such Loan, a "Specially Serviced Loan") and (ii) any REO Properties; provided,
         -----------------------                                --------
that the Servicer shall continue to make all calculations, and prepare, or cause to be prepared by the Special Servicer and delivered to the Trustee, all reports to the Trustee required hereunder with respect to the Specially Serviced Loans as if no Servicing Transfer Event had occurred and with respect to the REO Properties (and the related REO Loans) as if no REO Acquisition had occurred, and to render such incidental services with respect to such Specially Serviced Loan and REO Properties as are specifically provided for herein; provided, further, however, that the Servicer shall not be liable for failure
--------  -------  -------
to comply with such duties insofar as such failure results from a failure of the Special Servicer to provide sufficient information to the Servicer to comply with such duties. Each Loan that becomes a Specially Serviced Loan shall continue as such until satisfaction of the conditions specified in
Section 3.21(a). Without limiting the foregoing, subject to Section 3.21, the Servicer shall be obligated to service and administer all Loans which are not Specially Serviced Loans; provided, that the Special Servicer shall
                                  --------
make the inspections, use its reasonable best efforts to collect the statements and shall prepare the reports in respect of the related Mortgaged Properties with respect to Specially Serviced Loans in accordance with
Section 3.12.

     (b) Subject only to the Servicing Standards and the terms of this Agreement and of the respective Loans, the Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Servicer and the Special Servicer, in its own name, is hereby authorized and empowered by the Trustee and obligated to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, with respect to each Loan it is obligated to service under this Agreement, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by the related Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; subject to
Section 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to
Section 3.10, the Trustee shall furnish, or cause to be furnished, to the Servicer or the Special Servicer any limited powers of attorney and other documents necessary or appropriate to enable the Servicer or the Special Servicer, as the case may be, to carry out its servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held
                  --------  -------
liable for any negligence with respect to, or misuse of, any such power of attorney by the Servicer or the Special Servicer.

     (c) The relationship of each of the Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     SECTION 3.02.  Collection of Loan Payments.
                    ---------------------------

     (a) Each of the Servicer and the Special Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans it is obligated to service hereunder, and shall follow such collection procedures as are consistent with this Agreement (including, without limitation, the Servicing Standards). Consistent with the foregoing, the Servicer or the Special Servicer each may in its discretion waive any Penalty Charge in connection with any delinquent payment on a Loan it is obligated to service hereunder.

     (b) All amounts collected on any Loan in the form of payments from Mortgagors, Insurance and Condemnation Proceeds or Liquidation Proceeds shall be applied to amounts due and owing under the related Note and Mortgage (including any modifications to either of them) in accordance with the express provisions of the related Note and Mortgage and, in the absence of such express provisions, shall be applied (after reimbursement to the Servicer, any Sub-Servicer entitled to receive a Sub-Servicing Fee, and/or the Trustee for any related Seller-Servicer Fee, Servicing Fee, Servicing Advances and interest on Advances as provided herein): first, as
                                                       -----
a recovery of accrued and unpaid interest on such Loan at the related Mortgage Rate in effect from time to time to but not including the Due Date in the Due Period of receipt; second, as a recovery of principal of
                              ------
such Loan to the extent of its entire unpaid principal balance; and third,
                                                                    -----
in accordance with the Servicing Standards, as a recovery of any other amounts due and owing on such Loan, including, without limitation, Prepayment Premiums, Yield Maintenance Charges and Penalty Charges. Amounts collected on any REO Loan shall be deemed to be applied in accordance with the definition thereof.

     (c) In the event that the Servicer or Special Servicer receives, or receives notice from the related Borrower that it will be receiving, Excess Interest in any Due Period, the Servicer or Special Servicer, as applicable, shall promptly notify the Trustee thereof in writing.

     (d) For purposes of this Agreement, to any voluntary Principal Prepayment made on a date other than the related Due Date, and in connection with which the Servicer has collected interest thereon through the end of the related Mortgage Interest Accrual Period shall be deemed to have been made, and the Servicer shall apply such Principal Prepayment to reduce the outstanding principal balance of the related Loan as if such Principal Prepayment had been received, on the following Due Date.

     SECTION 3.03.  Collection of Taxes, Assessments and Similar Items;
                    ---------------------------------------------------
Servicing Accounts.
------------------

     (a) The Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and
 ------------------
retained, and shall administer such Servicing Accounts in accordance with the Loan documents. Servicing Accounts shall be Eligible Accounts. Funds on deposit in the Servicing Accounts may be invested in Permitted
Investments in accordance with the provisions of Section 3.06. Withdrawals of amounts so deposited from a Servicing Account may be made only to: (i) effect payment of real estate taxes, assessments, Insurance Policy premiums, ground rents (if applicable) and comparable items; (ii) reimburse the Servicer or the Trustee for any Servicing Advances; (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest to Mortgagors on balances in the Servicing Account, if required by applicable law or the terms of the related Loan and as described below or, if not so required, to the Servicer; (v) withdraw amounts deposited in error; (vi) clear and terminate the Servicing Accounts at the termination of this Agreement in accordance with Section 9.01; and (vi) pay itself, as additional servicing compensation in accordance with Section 3.11(a), interest and investment income earned in respect of amounts relating to the Trust Fund held in the Servicing Accounts as provided in Section 3.06(b)
(but only to the extent of the Net Investment Earnings with respect to the Servicing Accounts for any period from any Distribution Date to the immediately succeeding P&I Advance Date). The Servicer shall pay or cause to be paid to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law or the terms of the related Loan.

     (b) The Special Servicer, in the case of REO Loans, and the Servicer, in the case of all other Loans, shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of Insurance Policy premiums and any ground rents payable in respect thereof. The Special Servicer, in the case of REO Loans and Specially Serviced Loans, and the Servicer, in the case of all other Loans, shall obtain all bills for the payment of such items (including renewal premiums) and shall effect payment thereof from the REO Account or the Servicing Accounts, or the Servicer shall make a Servicing Advance prior to the applicable penalty or termination date (which shall be so applied by the Servicer at the written direction of the Special Servicer in the case of Specially Serviced Loans and REO Loans) as allowed under the terms of the related Loan. To the extent that a Loan does not require a Mortgagor to escrow for the payment of real estate taxes, assessments, Insurance Policy premiums, ground rents (if applicable) and similar items, the Special Servicer, in the case of Specially Serviced Loans and REO Loans, and the Servicer, in the case of all other Loans, shall require that payments in respect of such items be made by the Mortgagor at the time they first become due.

     (c) In accordance with the Servicing Standards and for all Loans, the Servicer shall make a Servicing Advance with respect to each related Mortgaged Property (including any REO Property) of all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items that are or may become a lien thereon,
(ii) ground rents (if applicable), (iii) premiums on Insurance Policies, (iv) operating, leasing, managing and liquidation expenses for REO Properties and
(v) environmental inspections and remediations, if any, in each instance if and to the extent monies in the Servicing Accounts are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, so long as the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance; provided, however, that with
                                               --------  -------
respect to the payment of taxes and assessments, the Servicer shall not be required to make any such advance until the earlier of five Business Days after the Servicer has received confirmation that such item has not been paid and the date prior to the date after which any penalty or interest would accrue in respect of such taxes or assessments.

      The Special Servicer shall give the Servicer and the Trustee not less than five Business Days' notice before the date on which the Servicer is requested to make any Servicing Advance with respect to a given Loan or REO Property; provided, however, that only two Business Days' notice shall
          --------  -------
be required in respect of Servicing Advances required to be made on an urgent or emergency basis (which may include, without limitation, Servicing Advances required to make tax or insurance payments). In addition, the Special Servicer shall provide the Servicer and the Trustee with such information in its possession as the Servicer or the Trustee, as applicable, may reasonably request to enable the Servicer or the Trustee, as applicable, to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance. Any request by the Special Servicer that the Servicer make a Servicing Advance shall be deemed to be a determination by the Special Servicer that such requested Servicing Advance is not a Nonrecoverable Servicing Advance, and the Servicer shall be entitled to conclusively rely on such determination. On the fourth Business Day before each Distribution Date, the Special Servicer shall report to the Servicer the Special Servicer's determination as to whether any Servicing Advance previously made with respect to a Specially Serviced Loan or REO Loan is a Nonrecoverable Servicing Advance. The Servicer shall be entitled to conclusively rely on such a determination.

     All such advances shall be reimbursable in the first instance from related collections from the Mortgagors and further as provided in
Section 3.05. No costs incurred by the Servicer or the Special Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of the Mortgaged Properties shall, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Loans, notwithstanding that the terms of such Loans so permit. If the Servicer fails to make any required Servicing Advance as and when due to the extent a Responsible Officer of the Trustee has been notified of such failure in writing by the Servicer, Special Servicer or Depositor, the Trustee shall make such Servicing Advance pursuant to Section 7.05.

     (d) In connection with its recovery of any Servicing Advance out of the Certificate Account pursuant to Section 3.05(a), each of the Servicer and the Trustee, as the case may be, shall be entitled to receive, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, accrued on the amount of such Servicing Advance from and including the date made to, but not including, the date of reimbursement. The Servicer shall reimburse itself or the Trustee, as the case may be, for any outstanding Servicing Advance as soon as practically possible after funds available for such purpose are deposited in the Certificate Account.

     (e) To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of a Loan, the Servicer or, with respect to Specially Serviced Loans, the Special Servicer shall request from the Mortgagor written confirmation thereof within a reasonable time after the later of the Closing Date and the date as of which such plan is required to be established or completed. To the extent any repairs, capital improvements, actions or remediations are required to have been taken or completed pursuant to the terms of the Loan, the Servicer or, with respect to Specially Serviced Loans, the Special Servicer shall request from the Mortgagor written confirmation of such actions and remediations within a reasonable time after the later of the Closing Date and the date as of which such action or remediations are required to be or to have been taken or completed. To the extent a Mortgagor shall fail to promptly respond to any inquiry described in this Section 3.03(e), the Servicer (with respect to Loans that are not Specially Serviced Loans) shall determine whether the related Mortgagor has failed to perform its obligations under the related Loan and report any such failure to the Special Servicer within a reasonable time after the later of January 1, 1999 and the date as of which such actions or remediations are required to be or to have been taken or completed.

     SECTION 3.04.  The Certificate Account, Excess Interest Distribution
                    -----------------------------------------------------
Account and Distribution Account.
--------------------------------

     (a) The Servicer shall establish and maintain, or cause to be established and maintained, a Certificate Account in which the Servicer shall deposit or cause to be deposited on a daily basis (and in no event later than the Business Day following receipt of available funds), except as otherwise specifically provided herein, the following payments and collections received subsequent to the Cut-off Date (other than in respect of principal and interest on the Loans due and payable on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

            (i) all payments on account of principal, including Principal Prepayments, on the Loans;

           (ii) all payments on account of interest on the Loans, net of the Servicing Fees and Seller-Servicer Fees (in each case net of any amount utilized to offset Prepayment Interest Shortfalls), Penalty Charges (net of any amount thereof utilized to offset interest on Advances), Prepayment Premiums, Excess Interest and Yield Maintenance Charges;

          (iii) all Insurance and Condemnation Proceeds and Liquidation Proceeds received in respect of any Loan or REO Property (other than Liquidation Proceeds that are to be deposited in the Lower-Tier Distribution Account pursuant to Section 9.01);

           (iv) any amounts required to be transferred from the REO Account pursuant to Section 3.16(c);

            (v) any amounts required to be deposited by the Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

           (vi) any amounts required to be deposited by the Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy;

          (vii) any amounts required to be deposited by the Servicer pursuant to the last paragraph of Section 3.11(a) as a reduction in the compensation to the Servicer to cover Prepayment Interest Shortfalls; and

         (viii) any Prepayment Interest Excess to which the Servicer is not entitled as provided in Section 3.11(a).

     The foregoing requirements for deposit in the Certificate Account shall be exclusive, it being understood and agreed that, actual payments from Mortgagors in the nature of Escrow Payments, charges for beneficiary statements or demands, assumption fees, modification fees, extension fees, amounts collected for mortgagor checks returned for insufficient funds or other amounts that the Servicer or Special Servicer is entitled to retain as additional servicing compensation pursuant to Section 3.11 need not be deposited by the Servicer in the Certificate Account. If the Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account.

     Upon receipt of any of the foregoing amounts with respect to any Specially Serviced Loan, the Special Servicer shall remit within one (1) Business Day such amounts to the Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph. Any amounts received by the Special Servicer with respect to an REO Property shall be deposited into the REO Account and remitted to the Servicer for deposit into the Certificate Account pursuant to Section 3.16(c).

     (b) The Trustee, shall establish and maintain the Distribution Accounts in trust for the benefit of the Certificateholders. The Trustee shall make deposits in and withdrawals from the Distribution Accounts in accordance with the terms of this Agreement. The Servicer shall deliver to the Trustee each month on or before the P&I Advance Date therein, for deposit in the Lower-Tier Distribution Account, that portion of the General Available Distribution Amount and the Private Loan Distribution Amount (calculated without regard to clauses (a)(iv), (a)(v), (a)(vi) and (c) of the definitions thereof) for the related Distribution Date then on deposit in the Certificate Account.

     The Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Lower-Tier Distribution Account:

            (i) any P&I Advances required to be made by the Servicer in accordance with Section 4.03 (or, if the Trustee succeeds to the Servicer's obligations hereunder, Section 7.05);

           (ii) any Liquidation Proceeds paid by the Mortgage Loan Seller, Holders of the Controlling Certificates or the Servicer in connection with the purchase of all of the Loans and any REO Properties in the Trust Fund pursuant to Section 9.01 (exclusive of that portion thereof required to be deposited in the Certificate Account pursuant to
     Section 9.01);

          (iii)  any Yield Maintenance Charges or Prepayment Premiums; and

           (iv) any other amounts required to be so delivered for deposit in the Lower-Tier Distribution Account pursuant to any provision of this Agreement.

     The Trustee shall, upon receipt, deposit in the Lower-Tier Distribution Account any and all amounts received by the Trustee that are required by the terms of this Agreement to be deposited therein.

     On each Distribution Date, the Trustee shall deposit in the Upper-Tier Distribution Account an aggregate amount of immediately available funds equal to the Lower-Tier Distribution Amount and the amount of any Prepayment Premiums and Yield Maintenance Charges for such Distribution Date allocated in payment of the Uncertificated Lower-Tier Interests as specified in Sections 4.01(b) and 4.01(d), respectively.

     Prior to the Servicer Remittance Date relating to any Due Period in which Excess Interest is received, the Trustee shall establish and maintain the Excess Interest Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class V-1 Certificates. The Excess Interest Distribution Account shall be established and maintained as an Eligible Account. On or before the Servicer Remittance Date related to the applicable Distribution Date, the Servicer shall remit to the Trustee for deposit in the Excess Interest Distribution Account an amount equal to the Excess Interest received during the applicable Due Period. Following the distribution of Excess Interest to Holders of the Class V-1 Certificates on the first Distribution Date after which there are no longer any Loans outstanding which pursuant to their terms could pay Excess Interest, the Trustee shall terminate the Excess Interest Distribution Account.

     Funds on deposit in the Certificate Account and the Excess Interest Distribution Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. Funds on deposit in the Upper-Tier Distribution Account and the Lower-Tier Distribution Account shall not be invested. As of the Closing Date, the Certificate Account shall be located at the offices of the Servicer. The Servicer shall give notice to the Trustee, the Special Servicer and the Depositor of the location of the Certificate Account and of any new location of the Certificate Account prior to any change thereof. As of the Closing Date, the Upper-Tier Distribution Account and the Lower-Tier Distribution Account shall be located at the offices of the Trustee. The Trustee shall give notice to the Servicer and the Depositor of the new location of the Upper-Tier Distribution Account and the Lower-Tier
Distribution Account prior to any change thereof.

     SECTION 3.05.  Permitted Withdrawals from the Certificate Account and
                    ------------------------------------------------------
the Distribution Accounts.
-------------------------

     (a) The Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes:

            (i) to remit to the Trustee for deposit in the Lower-Tier Distribution Account the amount required to be remitted pursuant to the first paragraph of Section 3.04(b) and the amount to be applied to make P&I Advances pursuant to Section 4.03(a);

           (ii) to pay (x) to itself, unpaid Servicing Fees (net of any such amounts required to offset Prepayment Interest Shortfalls pursuant to
     Section 3.11(a)) and any Seller-Servicer Fees to which it is entitled pursuant to Section 3.11(a), (y) to any Seller-Servicer entitled thereto, the related Seller-Servicer Fee, and (z) to the Special Servicer unpaid Special Servicing Fees, Liquidation Fees and Workout Fees in respect of each Loan, Specially Serviced Loan and REO Loan, as applicable, the Servicer's rights, any Seller-Servicer's rights and the Special Servicer's rights to payment pursuant to this clause (ii) with respect to any Loan or REO Loan, as applicable, being limited to amounts received on or in respect of such Loan (whether in the form of payments, Liquidation Proceeds or Insurance and Condemnation Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance and Condemnation Proceeds) that are allocable as a recovery of interest thereon;

          (iii) to reimburse itself or the Trustee, as applicable, for unreimbursed P&I Advances, the Servicer's or the Trustee's right to reimburse itself pursuant to this clause (iii) being limited to amounts received which represent Late Collections of interest (net of the related Servicing Fees) on and principal of the particular Loans and REO Loans with respect to which such P&I Advances were made;

           (iv) to reimburse itself or the Trustee, as applicable, for unreimbursed Servicing Advances, the Servicer's or the Trustee's respective rights to receive payment pursuant to this clause (iv) with respect to any Loan or REO Property being limited to, as applicable, related payments, Liquidation Proceeds, Insurance and Condemnation Proceeds and REO Revenues;

            (v) to reimburse itself or the Trustee, as applicable, for Nonrecoverable Advances out of general collections on the Loans and REO Properties;

           (vi) at such time as it reimburses itself or the Trustee, as applicable, for (a) any unreimbursed P&I Advance pursuant to clause
     (iii) above, to pay itself or the Trustee, as applicable, any interest accrued and payable thereon in accordance with Section 4.03(d), (b) any unreimbursed Servicing Advances pursuant to clause (iv) above, to pay itself or the Trustee, as the case may be, any interest accrued and payable thereon in accordance with Section 3.03(d) or (c) any Nonrecoverable Advances pursuant to clause (v) above, to pay itself or the Trustee, as the case may be, any interest accrued and payable thereon;

          (vii) to reimburse itself, the Special Servicer, the Depositor or the Trustee, as the case may be, for any unreimbursed expenses reasonably incurred by such Person in respect of any Breach or Defect giving rise to a repurchase obligation of the Mortgage Loan Seller under
     Section 7 of the Mortgage Loan Purchase Agreement, including, without limitation, any expenses arising out of the enforcement of the repurchase obligation, each such Person's right to reimbursement pursuant to this clause (vii) with respect to any Loan being limited to that portion of the Purchase Price paid for such Loan that represents such expense in accordance with clause (iv) of the definition of Purchase Price;

         (viii) in accordance with Section 2.03(e), to reimburse itself or the Special Servicer, as the case may be, out of general collections on the Loans and REO Properties for any unreimbursed expense reasonably incurred by such Person in connection with the enforcement of the Mortgage Loan Seller's obligations under Section 7 of the Mortgage Loan Purchase Agreement, but only to the extent that such expenses are not reimbursable pursuant to clause (vii) above or otherwise;

           (ix) to pay itself, as additional servicing compensation in accordance with Section 3.11(a), (a) interest and investment income earned in respect of amounts relating to the Trust Fund held in the Certificate Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the Certificate Account for any period from any Distribution Date to the immediately succeeding P&I Advance Date) (net of any such amounts required to offset Prepayment Interest Shortfalls pursuant to Section 3.11(a)) and any Seller-Servicer Fees to which it is entitled pursuant to Section
     3.11(a), (b) Penalty Charges on any Loan other than a Specially Serviced Loan, but only to the extent (x) collected from the related Mortgagor and (y) in excess of outstanding interest on Advances made with respect to such Loan, and to the extent that all amounts then due and payable with respect to such Loan have been paid and (c) all Prepayment Interest Excess in connection with the receipt of Principal Prepayments (except to the extent otherwise provided in Section 3.11(a)) or Insurance and Condemnation Proceeds; and to pay the Special Servicer, as additional servicing compensation in accordance with the second paragraph of
     Section 3.11(b), Penalty Charges on Specially Serviced Loans (but only to the extent collected from the related Mortgagor and to the extent that all amounts then due and payable with respect to the related Specially Serviced Loan have been paid);

            (x) to recoup any amounts deposited in the Certificate Account in error;

           (xi) to pay itself, the Special Servicer, the Depositor, the Extension Advisor or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to Sections 6.03(a) or 6.03(b);

          (xii) to pay for (a) the cost of the Opinions of Counsel contemplated by Section 3.32 to the extent payable out of the Trust Fund, (b) the cost of any Opinion of Counsel contemplated by Sections 10.01(a) or 10.01(c) in connection with an amendment to this Agreement requested by the Trustee or the Servicer, which amendment is in furtherance of the rights and interests of Certificateholders and
     (c) the cost of obtaining the REO Extension contemplated by
     Section 3.16(a);

         (xiii) to pay out of general collections on the Loans and REO Properties any and all federal, state and local taxes imposed on the Upper-Tier REMIC, the Lower-Tier REMIC or either of their assets or transactions, together with all incidental costs and expenses, to the extent that none of the Servicer, the Special Servicer or the Trustee is liable therefor;

          (xiv) to reimburse the Servicer and the Special Servicer out of general collections on the Loans and REO Properties for expenses incurred by and reimbursable to them by the Trust Fund;

           (xv) to pay itself, the Special Servicer, or the Mortgage Loan Seller, as the case may be, with respect to each Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

          (xvi) to reimburse the Special Servicer for the cost of any environmental testing performed at the Special Servicer's direction pursuant to the last sentence of Section 3.09(c);

         (xvii)  to pay the Extension Advisor any unpaid fees owed to it; and

        (xviii) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01.

     The Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, for the purpose of justifying any withdrawal from the Certificate Account.

     (b) The Trustee, may, from time to time, make withdrawals from the Lower-Tier Distribution Account for any of the following purposes:

            (i) to make deposits of the Lower-Tier Distribution Amount pursuant to Section 4.01(b) and the amount of any Prepayment Premium and Yield Maintenance Charges distributable pursuant to Section 4.01(d) in the Upper-Tier Distribution Account; and

           (ii)  to pay the Trustee accrued but unpaid Trustee Fees;

          (iii) to pay to the Trustee or any of its Affiliates, directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Sections 6.03(a), 6.03(b) or 8.05(b);

           (iv) to pay for the cost of the Opinion of Counsel contemplated by Section 10.01(c) in connection with any amendment to this Agreement requested by the Trustee; and

            (v) to clear and terminate the Lower-Tier Distribution Account at the termination of this Agreement pursuant to Section 9.01.

     (c) The Trustee may make withdrawals from the Upper-Tier Distribution Account for any of the following purposes:

            (i) to make distributions to Certificateholders (other than Holders of the Class LR Certificates) on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable; and

           (ii) to clear and terminate the Upper-Tier Distribution Account at the termination of this Agreement pursuant to Section 9.01.

     (d) Notwithstanding anything herein to the contrary, with respect to any Loan, (i) if amounts on deposit in the Certificate Account and the Lower-Tier Distribution Account are not sufficient to pay the full amount of the Servicing Fee listed in Section 3.05(a)(ii) and the Trustee Fee listed in
Section 3.05(b)(ii), then the Trustee Fee shall be paid in full prior to the payment of any Servicing Fees payable under Section 3.05(a)(ii) and (ii) if amounts on deposit in the Certificate Account are not sufficient to reimburse the full amount of Advances listed in Sections 3.05(a)(iii), (iv), (v) and
(vi), then reimbursements shall be paid first to the Trustee and then to the Servicer.

     SECTION 3.06.  Investment of Funds in the Certificate Account,
                    -----------------------------------------------
Servicing Accounts, Cash Collateral Accounts, the Excess Interest
-----------------------------------------------------------------
Distribution Account, the Interest Reserve Account and the REO Account.
----------------------------------------------------------------------

     (a) The Servicer may direct any depository institution maintaining the Certificate Account, any Servicing Account, any Cash Collateral Account, any Lock-Box Account, any Enhancement Policy Escrow Account, the Excess Interest Distribution Account and the Interest Reserve Account, and the Special Servicer may direct any depository institution maintaining the REO Account (any of the foregoing accounts, for purposes of this Section 3.06, an "Investment
                                                           ----------
Account"), to invest (or if such depository institution is the Servicer or
--------
the Special Servicer, as applicable, it may itself invest) the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the
Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the depository institution maintaining such account is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the depository institution maintaining such account is the obligor thereon; provided, however, that any such investment direction by the
--------  -------
Servicer with respect to funds on deposit in the Interest Reserve Account shall be coordinated with, and subject to the approval of, Credit Suisse
First Boston Corporation. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). Funds on deposit in the Distribution Accounts shall remain uninvested.

     The Servicer (in the case of any Investment Account other than the REO Account) or the Special Servicer (in the case of the REO Account), on behalf of the Trustee, shall maintain continuous possession of any Permitted Investment of amounts in such Accounts that is either (i) a "certificated security," as such term is defined in the UCC or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Servicer or the Special Servicer shall constitute possession by a person designated by the Trustee for purposes of Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of Section 9-305 of the UCC and any other applicable law. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Servicer (in the case of any Investment Account other than the REO Account) or the Special Servicer (in the case of the REO Account) shall:

            (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (a) all amounts then payable thereunder and (b) the amount required to be withdrawn on such date; and

           (ii) demand payment of all amounts due thereunder promptly upon determination by the Servicer, the Special Servicer or the Trustee, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) Interest and investment income realized on funds deposited in each of the Certificate Account, the Excess Interest Distribution Account, any Cash Collateral Account, any Lock-Box Account and any Servicing Account, to the extent of the Net Investment Earnings, if any, with respect to such account for each period from any Distribution Date to the immediately succeeding P&I Advance Date shall be for the sole and exclusive benefit of the Servicer and shall be subject to its withdrawal, or withdrawal at its direction, in accordance with Section 3.03(a), 3.05(a), 3.05(b) or 3.05(c), as the case may be. Interest and investment income realized on funds deposited in any Enhancement Policy Escrow Account shall be used to pay any interest on Advances made with respect to, or any other expenses of the Trust Fund allocable to the related Loan, and the Servicer shall not be entitled to any such interest or investment income. As compensation for providing rating agency review services, interest and investment income realized on funds deposited in the Interest Reserve Account to the extent of the Net Investment Earnings, if any, for each period from any Distribution Date to the immediately succeeding P&I Advance Date shall be for the sole and exclusive benefit of Credit Suisse First Boston Corporation, or of any successor corporation that provides such services, and shall be subject to its withdrawal, or withdrawal at its direction. Interest and investment income realized on funds deposited in the REO Account, to the extent of the Net Investment Earnings, if any, with respect to such account for each period from any Distribution Date to the immediately succeeding P&I Advance Date, shall be for the sole and exclusive benefit of the Trust Fund and shall be subject to its withdrawal in accordance with Section 3.16(c). In the event that any loss shall be incurred in respect of any Permitted Investment on deposit in any of the Certificate Account, the Excess Interest Distribution Account, any Cash Collateral Account, any Lock-Box Account, any Servicing Account or the REO Account, the Servicer (in the case of the Certificate Account, the Excess Interest Distribution Account, any Cash Collateral Account, any Lock-Box Account and any Servicing Account) or the Special Servicer (in the case of the REO Account) shall deposit therein, no later than the P&I Advance Date, without right of reimbursement, the amount of the Net Investment Loss, if any, with respect to such account for the period from the immediately preceding Distribution Date to such P&I Advance Date.
In the event that any loss shall be incurred in respect of any Permitted Investment on deposit in the Interest Reserve Account, Credit Suisse First Boston Corporation shall deposit therein, no later than the P&I Advance
Date, without right of reimbursement, the amount of the Net Investment Loss, if any, with respect to such account for the period from the immediately preceding Distribution Date to such P&I Advance Date. The Servicer shall not be liable for any loss incurred in respect of any Permitted Investment on deposit in any Enhancement Policy Escrow Account.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to a majority of the Voting Rights allocated to any Class shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          Notwithstanding the investment of funds held in the Certificate Account pursuant to this Section 3.06, for purposes of calculating either the General Available Distribution Amount or the Private Loan Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such account.

     SECTION 3.07.  Maintenance of Insurance Policies; Errors and
                    ---------------------------------------------
Omissions and Fidelity Coverage.
-------------------------------

     (a) The Servicer as to Loans that are not Specially Serviced Loans and the Special Servicer as to Specially Serviced Loans shall use their respective reasonable best efforts to cause the Mortgagor to maintain, to the extent required by the terms of the related Note, or if the Mortgagor does not so maintain, shall itself maintain, for each Loan any Insurance Policy coverage as is required under the related Mortgage (to the extent that the Trustee has an insurable interest and such Insurance Policy coverage is available at commercially reasonable rates, as determined by the Servicer or the Special Servicer, as applicable, in accordance with the Servicing Standards); provided,
                                                         --------
however, that if any Mortgage permits the holder thereof to dictate to the
-------
Mortgagor the Insurance Policy coverage to be maintained on such Mortgaged Property, the Servicer or the Special Servicer, as applicable, shall impose such insurance requirements as are consistent with the Servicing Standards. Subject to Section 3.17(a), the Special Servicer shall maintain for each REO Property no less Insurance Policy coverage than was previously required of the Mortgagor under the related Loan.

     All such Insurance Policies shall (i) contain a "standard" mortgagee clause, with loss payable to the Servicer on behalf of the Trustee (in the case of insurance maintained in respect of Loans other than REO Properties),
(ii) be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties) on behalf of the Trustee,
(iii) include coverage in an amount not less than the lesser of the full replacement cost of the improvements which are a part of the Mortgaged Property or the outstanding principal balance owing on the related Loan,
(iv) include a replacement cost endorsement providing no deduction for depreciation (unless such endorsement is not permitted under the related Loan documents) and (v) be issued by a Qualified Insurer authorized under applicable law to issue such Insurance Policies. Any amounts collected by the Servicer or the Special Servicer under any such Insurance Policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case in accordance with the Servicing Standards and the provisions of the related Loan) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a).

     Any costs incurred by the Servicer in maintaining any such Insurance Policies in respect of Loans (other than with respect to REO Properties) if the Mortgagor defaults on its obligation to maintain such Insurance Policies shall be advanced by the Servicer as a Servicing Advance and will be charged to the related Mortgagor and shall not, for purposes of calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Loan, notwithstanding that the terms of such Loan so permit. Any cost incurred by the Special Servicer in maintaining any such Insurance Policies with respect to REO Properties shall be an expense of the Trust Fund payable out of the related REO Account pursuant to Section 3.16(c) or, if the amount on deposit therein is insufficient therefor, advanced by the Servicer as a Servicing Advance.

     (b) (i)   If the Servicer or the Special Servicer shall obtain and
     maintain a blanket Insurance Policy with a Qualified Insurer insuring against fire and hazard losses on all of the Loans or REO Properties, as the case may be, required to be serviced and administered hereunder, then, to the extent such Insurance Policy provides protection equivalent to the individual policies otherwise required, the Servicer or the Special
     Servicer shall conclusively be deemed to have satisfied its obligation to cause fire and hazard insurance to be maintained on the related Mortgaged Properties or REO Properties. Such Insurance Policy may contain a deductible clause, in which case the Servicer or the Special Servicer shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a fire and hazard Insurance Policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses which would have been covered by such Insurance Policy, promptly deposit into the Certificate Account from its own funds the amount of such loss or losses that would have been covered under the individual policy but are not covered under the blanket Insurance Policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Loan, or in the absence of such deductible limitation, the deductible limitation which is consistent with the Servicing Standards. In connection with its activities as administrator and servicer of the Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket Insurance Policy in a timely fashion in accordance with the terms of such policy. The Special Servicer, to the extent consistent with the Servicing Standards, may maintain, at its own expense, earthquake insurance on REO Properties, provided coverage is available at commercially reasonable rates.

           (ii) If the Servicer or the Special Servicer shall cause any Mortgaged Property or REO Property to be covered by a master single interest Insurance Policy with a Qualified Insurer naming the Servicer or the Special Servicer on behalf of the Trustee as the loss payee, then to the extent such Insurance Policy provides protection equivalent to the individual policies otherwise required, the Servicer or the Special Servicer shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on the related Mortgage Properties and REO Properties. In the event the Servicer or the Special Servicer shall cause any Mortgaged Property or REO Property to be covered by such master single interest Insurance Policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) shall be paid by the Servicer out of its own funds. Such master single interest Insurance Policy may contain a deductible clause, in which case the Servicer or the Special Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.07(a), and there shall have been one or more losses which would have been covered by such policy had it been maintained, deposit into the Certificate Account from its own funds the amount not otherwise payable under the master single interest Insurance Policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standards.

     (c) The Servicer and Special Servicer shall maintain with responsible companies, at their own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy with a Qualified Insurer, with broad coverage on all officers, employees or other personnel acting in any capacity requiring such persons to handle funds, money, documents or paper relating to the Loans ("Servicer Employees," in the case of the Servicer, and "Special Servicer Employees," in the case of the Special Servicer). Any such Fidelity Bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to the Agreement and negligent acts of such Servicer Employees or Special Servicer Employees. Such errors and omissions policy shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer or Special Servicer from its duties and obligations as set forth in this Agreement.

     The minimum coverage under any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to $1,000,000. The Servicer or the Special Servicer, as applicable, shall cause the Trustee, on behalf of the Trust, to be named as a loss payee on each such fidelity bond and errors and omissions policy. Notwithstanding the foregoing, so long as the long term debt or the deposit obligations or claims-paying ability of the Servicer or Special Servicer (or its immediate or remote parent) is rated at least "A" by S&P, "A2" by Moody's and "A" by Fitch (or, if not rated by Fitch, upon written confirmation by Fitch that self-insurance by the Servicer or the Special Servicer, as applicable, with respect to a fidelity bond would not by reason thereof cause Fitch to qualify, downgrade or withdraw the then current rating assigned to any of the Certificates that are currently being rated by Fitch), the Servicer or the Special Servicer, respectively, shall be allowed to provide self-insurance with respect to a fidelity bond. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Servicer or the Special Servicer if the Servicer or the Special Servicer, as applicable, were servicing and administering the Loans or Specially Serviced Loans, as applicable, for FNMA or FHLMC. Coverage of the Servicer or the Special Servicer under a policy or bond obtained by an Affiliate of the Servicer or the Special Servicer and providing the coverage required by this
Section 3.07(c) shall satisfy the requirements of this Section 3.07(c).

     The Special Servicer and the Servicer will promptly report in writing to the Trustee any material changes that may occur in their respective fidelity bonds, if any, and/or their respective errors and omissions Insurance Policies, as the case may be, and will furnish to the Trustee copies of all binders and policies or certificates evidencing that such bonds, if any, and insurance policies are in full force and effect.

     (d) During all such times as any Mortgaged Property shall be in a federally designated special flood hazard area (and such flood insurance has been made available), the Servicer will use its reasonable best efforts to cause the related Mortgagor (in accordance with applicable law and the terms of the Loan documents) to maintain, and, if the related Mortgagor shall default in its obligation to so maintain, shall itself maintain to the extent available at commercially reasonable rates (as determined by the Servicer in accordance with the Servicing Standards), flood insurance in respect thereof, but only to the extent the related Loan permits the mortgagee to require such coverage and the maintenance of such coverage is consistent with the Servicing Standards. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Loan, (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended, and (iii) the amount required by the Loan. If the cost of any insurance described above is not borne by the Mortgagor, the Servicer shall promptly make a Servicing Advance for such costs, subject to Section 3.03(c).

     (e) During all such times as any REO Property shall be located in a federally designated special flood hazard area, the Special Servicer will cause to be maintained, to the extent available at commercially reasonable rates (as determined by the Special Servicer in accordance with the Servicing Standards), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage not less than the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The cost of any such flood insurance with respect to an REO Property shall be an expense of the Trust Fund payable out of the related REO Account pursuant to
Section 3.16(c) or, if the amount on deposit therein is insufficient therefor, paid by the Servicer as a Servicing Advance.


     SECTION 3.08.  Enforcement of Due-On-Sale and Due-On-Encumbrance
                    -------------------------------------------------
Clauses; Assumption Agreements; Defeasance Provisions.
-----------------------------------------------------

     (a) As to each Loan which contains a provision in the nature of a "due-on-sale" clause, which by its terms:

            (i) provides that such Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property; or

           (ii) provides that such Loan may not be assumed without the consent of the mortgagee in connection with any such sale or other transfer,

the Special Servicer shall enforce such due-on-sale clause, unless the Special Servicer determines, in accordance with the Servicing Standards, that
(1) not declaring an Event of Default (as defined in the related Mortgage) or
(2) granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause or not granting such consent. If the Special Servicer determines that (1) not declaring an Event of Default (as defined in the related Mortgage) or (2) granting such consent would be likely to result in a greater recovery, the Special Servicer shall take or enter into an assumption agreement from or with the proposed transferee as obligor thereon, provided that (a) the credit status of the prospective transferee is in compliance with the Special Servicer's regular commercial mortgage loan origination or Servicing Standards and criteria and the terms of the related Mortgage and (b) with respect to any Loan which is a Significant Loan, the Special Servicer shall have received written confirmation from each of the Rating Agencies that such assumption would not, in of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

     (b) As to each Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

            (i) provides that such Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property; or

           (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property,

then the Special Servicer shall enforce such due-on-encumbrance clause and in connection therewith shall (i) accelerate payments thereon or (ii) withhold its consent to such lien or encumbrance unless the Special Servicer (x) determines, in accordance with the Servicing Standards, that such enforcement would result in a greater recovery on a present value basis (discounting at the related Mortgage Rate) than would enforcement of such clause and (y) receives prior written confirmation from each of Fitch, S&P and Moody's that granting such consent or not accelerating payments on the related Loan would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then-current ratings assigned to the Certificates.

     (c) Nothing in this Section 3.08 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Loan, any sale or other transfer of the related Mortgaged Property or the creation of any additional lien or other encumbrance with respect to such Mortgaged Property.

     (d) Except as otherwise permitted by Section 3.20, the Special Servicer shall not agree to modify, waive or amend any term of any Loan in connection with the taking of, or the failure to take, any action pursuant to this
Section 3.08.

     (e) Notwithstanding any other provisions of this Section 3.08, the Servicer may grant a Mortgagor's request for consent to subject the related Mortgaged Property to an easement or right-of-way for utilities, access, parking, public improvements or another purpose and may consent to subordination of the related Loan to such easement or right-of-way, provided the Servicer shall have determined in accordance with the Servicing Standards that such easement or right-of-way will not materially interfere with the then-current use of the related Mortgaged Property or the security intended to be provided by such Mortgage and will not materially or adversely affect the value of such Mortgaged Property.

     (f) With respect to any Loan which permits release of Mortgaged Properties through defeasance:

            (i) The Servicer shall effect such defeasance only through the purchase of U.S. government obligations satisfying the requirements of clause
(i) of the definition of Permitted Investments herein which purchase shall be made in accordance with the terms of such Loan; provided, that the Servicer shall not accept the amounts paid by the related Borrower to effect defeasance until such U.S. government obligations have been identified and an Independent accounting firm has provided the Servicer assurance that such defeasance is in a correct amount and in accordance with the terms of such Loan.

           (ii) In the event that such Loan permits the assumption of the obligations of the related Borrower by a successor mortgagor, the Servicer shall cause the Borrower to pay for the establishment of a successor Borrower and cause an assumption by such successor Borrower of the defeased obligations under the related Note only if (a) a given Rating Agency indicates that such assumption would be a prerequisite to such Rating Agency's delivery of written confirmation that such defeasance would not cause such Rating Agency to withdraw, qualify or downgrade any of its then-current ratings on the Certificates, (b) the Borrower would have more assets, after such defeasance, than the U.S. government obligations to be obtained or (c) the Borrower is not a special-purpose entity.

          (iii) The Servicer shall require an Opinion of Counsel from the related Borrower (which shall be an expense of the related Borrower) to the effect that the Trustee has a first priority security interest in the defeasance deposit and the U.S. government obligations and that the assignment thereof is valid and enforceable.

           (iv) The Servicer shall obtain at the related Borrower's expense a certificate from an Independent certified public accountant certifying that the U.S. government obligations comply with the requirements of the related Loan Documents.

            (v) Prior to permitting release of any Mortgaged Property through defeasance, the Servicer shall obtain written confirmation from each Rating Agency that such defeasance would not, in and of itself, result in a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

           (vi) Prior to permitting release of any Mortgaged Property through defeasance, if the related Loan so requires and provides for the related Borrower to pay the cost thereof, the Servicer shall require an Opinion of Counsel of the related Borrower to the effect that such release will not cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions.

     SECTION 3.09.  Realization upon Defaulted Loans.
                    --------------------------------

     (a)  The Special Servicer shall, subject to subsections (b) through
(d) of this Section 3.09, exercise reasonable efforts, consistent with the Servicing Standards, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of property securing such Loans, as come into and continue in default as to which no satisfactory arrangements can be made for collection of delinquent payments, and which are not released from the Trust Fund pursuant to any other provision hereof. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.07, the Servicer shall not be required to make a Servicing Advance and expend funds toward the restoration of such property unless the Special Servicer has determined in its reasonable discretion that such restoration will increase the net proceeds of liquidation of such Mortgaged Property to Certificateholders after reimbursement to the Servicer for such Servicing Advance and interest thereon and the Servicer has determined that such Servicing Advance together with accrued and unpaid interest thereon will be recoverable by the Servicer out of the proceeds of liquidation of such Mortgaged Property, as contemplated in Section 3.05(a)(iv). The Special Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings (such costs and expenses to be advanced by the Servicer to the Special Servicer), provided that, in each case, such cost or expense would not, if incurred, constitute a Nonrecoverable Servicing Advance.

     Nothing contained in this Section 3.09 shall be construed so as to require the Servicer or the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Servicer or the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(d) and the results of any Appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standards. If and when the Special Servicer or the Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a Defaulted Loan, whether for purposes of bidding at foreclosure or otherwise, the Special Servicer or the Servicer, as the case may be, is authorized to have an Appraisal performed with respect to such property, the cost of which Appraisal shall be paid by the Servicer as a Servicing Advance.

     (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

            (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

           (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which shall be a Servicing Advance) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC or the Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Uncertificated Lower-Tier Interest or Certificate is outstanding.

     (c) Notwithstanding the foregoing provisions of this Section 3.09, the Special Servicer shall not, on behalf of the Trustee, obtain title to a Mortgaged Property in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless (as evidenced by an Officer's Certificate to such effect delivered to the Trustee) the Special Servicer has previously determined in accordance with the Servicing Standards, based on an Environmental Assessment of such Mortgaged Property performed by an Independent Person who regularly conducts Environmental Assessments, that:

            (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

           (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, that taking such actions with respect to such Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

     The cost of any such Environmental Assessment and the cost of any remedial, corrective or other further action contemplated by clause
(i) and/or clause (ii) of the preceding sentence shall be paid by the Servicer as a Servicing Advance. If any such Environmental Assessment so warrants, the Special Servicer shall, at the expense of the Trust Fund, perform such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses (i) and
(ii) of the second preceding sentence have been satisfied.

     (d)  If (i) the environmental testing contemplated by subsection
(c) above establishes that either of the conditions set forth in clauses
(i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a Defaulted Loan and (ii) there has been no breach of any of the representations and warranties set forth in or required to be made pursuant to Section 6 of the Mortgage Loan Purchase Agreement for which the Mortgage Loan Seller could be required to repurchase such Defaulted Loan pursuant to Section 7 of the Mortgage Loan Purchase Agreement, then the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund and consistent with the Servicing Standards (other than proceeding to acquire title to the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

     (e) The Special Servicer shall provide written reports and a copy of any Environmental Assessments to the Trustee, the Servicer and the Certificate Owners of the Class I, Class J and Class K Certificates monthly regarding any actions taken by the Special Servicer with respect to any Mortgaged Property securing a Defaulted Loan as to which the environmental testing contemplated in subsection (c) above has revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of both such conditions, repurchase of the related Loan by the Mortgage Loan Seller or release of the lien of the related Mortgage on such Mortgaged Property; provided, however, that with respect to each such report or Environmental Assessment, if beneficial ownership of the Class I, Class J and Class K Certificates resides in more than one Certificate Owner, the Special Servicer shall be responsible only for the expense of providing the first such copy thereof and shall be entitled to reimbursement from the Trust Fund for the expense of any additional copies so provided. The Trustee shall forward all such reports to the Certificateholders and each Rating Agency promptly following the receipt thereof.

     (f) The Servicer shall report to the Internal Revenue Service and the related Mortgagor, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed and the Servicer shall report, via Form 1099C, all forgiveness of indebtedness. The Special Servicer shall provide the Servicer with such information or reports as the Servicer deems necessary to fulfill its obligations under this paragraph (f) promptly upon the Servicer's request therefor. The Servicer shall deliver a copy of any such report to the Trustee and the Special Servicer.

     (g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standards, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Loan permit such an action.

     (h) The Special Servicer shall maintain accurate records, prepared by one of its Servicing Officers, of each Final Recovery Determination in respect of a Defaulted Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officer's Certificate delivered to the Trustee and the Servicer no later than the next succeeding P&I Advance Determination Date.

     SECTION 3.10.  Trustee to Cooperate; Release of Mortgage Files.
                    -----------------------------------------------

     (a) Upon the payment in full of any Loan, or the receipt by the Servicer or the Special Servicer, as the case may be, of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer or Special Servicer, as the case may be, will immediately notify the Trustee and request delivery of the related Mortgage File. Any such notice and request shall be in the form of a Request for Release signed by a Servicing Officer and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to
Section 3.04(a) or remitted to the Servicer to enable such deposit, have been or will be so deposited. Within seven Business Days (or within such shorter period as release can reasonably be accomplished if the Servicer notifies the Trustee of an exigency) of receipt of such notice and request, the Trustee, at no cost to the Servicer or Special Servicer, shall release, or cause any related Custodian to release, the related Mortgage File to the Servicer or Special Servicer, as the case may be. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     (b) From time to time as is appropriate for servicing or foreclosure of any Loan, the Servicer or the Special Servicer shall deliver to the Trustee a Request for Release signed by a Servicing Officer. Upon receipt of the foregoing, the Trustee shall deliver or cause the related Custodian to deliver the Mortgage File or any document therein to the Servicer or the Special Servicer (or a designee), as the case may be. Upon return of such Mortgage File or such document to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Servicer or the Special Servicer that such Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Servicer or the Special Servicer (or a designee), as the case may be, with the original being released upon termination of the Trust Fund.

     (c) Within seven Business Days (or within such shorter period as delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of receipt thereof, the Trustee shall execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or Mortgage or otherwise available at law or in equity. The Special Servicer shall be responsible for the preparation of all such documents and pleadings. When submitted to the Trustee for signature, such documents or pleadings shall be accompanied by a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required, that the proposed action is in the best interest of the Certificateholders and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.11.  Servicing Compensation.
                    ----------------------

     (a) As compensation for its activities hereunder, the Servicer shall be entitled to receive the Servicing Fee with respect to each Loan and REO Loan at the Servicing Fee Rate (in accordance with the same terms of the related Note as are applicable to the accrual of interest at the Mortgage Rate) and shall be computed on the basis of the Stated Principal Balance of such Loan on a 30/360 basis. The Servicing Fee with respect to any Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. The Servicing Fee shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Loan and REO Revenues allocable as interest on each REO Loan.

     The Servicer, on behalf of itself or any Seller-Servicer, shall be entitled to recover unpaid Servicing Fees and Seller-Servicer Fees in respect of any Loan or REO Loan out of that portion of related payments, Insurance and Condemnation Proceeds, Liquidation Proceeds and REO Revenues (in the case of an REO Loan) allocable as recoveries of interest, to the extent permitted by Section 3.05(a). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement. The Servicer shall pay the annual fees of each Rating Agency and the Depositor, within 30 days after request therefor, shall reimburse the Servicer for such annual fees.

     Additional servicing compensation in the form of (i) one-half of all assumption fees paid by the Mortgagors on all Loans that are not Specially Serviced Loans (but only to the extent that all amounts then due and payable with respect to such Loans (except for interest on Advances then outstanding) have been paid), (ii) charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds, and (iii) other customary charges, in each case only to the extent actually paid by the related Mortgagor, shall be retained by the Servicer and shall not be required to be deposited in the Certificate Account pursuant to
Section 3.04(a). The remaining assumption fees shall be delivered to the Special Servicer as additional servicing compensation.

     The Servicer shall also be entitled to additional servicing compensation in the form of: (i) Penalty Charges received on each Loan (other than Specially Serviced Loans) but only to the extent actually paid by the related Mortgagor and to the extent that all amounts then due and payable with respect to such Loan (including outstanding interest on all Advances accrued with respect to such Loan) have been paid to the Servicer; (ii) interest or other income earned on deposits relating to the Trust Fund in the Certificate Account, any Cash Collateral Account, any Lock-Box Account and the Excess Interest Distribution Account in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each period from any Distribution Date to the immediately succeeding P&I Advance Date); (iii) interest earned on deposits in the Servicing Accounts which are not required by applicable law or the related Loan to be paid to the Mortgagor; and (iv) collections representing Prepayment Interest Excess (other than with respect to any Loan whose terms expressly permit collections of interest through the following Due Date in connection with any voluntary Principal Prepayment).

     The Servicer shall also be entitled to receive the Seller-Servicer Fee with respect to Loan Nos. 14, 29, 102 and 150, computed on the basis of the related Stated Principal Balance and for the same period respecting which any related interest payment due (or deemed to be due) on the related Loan is computed.

     The Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due, except for premiums for any blanket Insurance Policy insuring against hazard losses pursuant to Section 3.07), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

     Notwithstanding the foregoing paragraphs of this Section 3.11, the Servicing Fee on any Loan other than a Specially Serviced Loan and the investment income earned on any Principal Prepayment made on such Loan during a given Due Period and due the Servicer on the related Distribution Date shall be reduced by the Prepayment Interest Shortfall, if any, on such Loan for such Distribution Date.

     (b) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Loan and REO Loan. As to each Specially Serviced Loan and REO Loan, the Special Servicing Fee shall accrue at the Special Servicing Fee Rate (in accordance with the same terms of the related Note as are applicable to the accrual of interest at the Mortgage Rate) and shall be computed on the basis of the Stated Principal Balance of such Specially Serviced Loan and for the same period respecting which any related interest payment due on such Specially Serviced Loan or deemed to be due on such REO Loan is computed.
The Special Servicing Fee with respect to any Specially Serviced Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. The Special Servicing Fee shall be payable monthly, on a loan-by-loan basis, to the extent permitted by Section 3.05(a). The right to receive the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

     Additional servicing compensation in the form of (i) all assumption fees on all Specially Serviced Loans, (ii) 50% of all assumption fees on any Loans other than Specially Serviced Loans and (iii) all extension fees and modification fees received on or with respect to any Loans, but only to the extent actually collected from the related Mortgagor and only to the extent that all amounts then due and payable after giving effect to any modification with respect to the related Loan (including those payable to the Servicer pursuant to Section 3.11(a)) have been paid, shall be promptly paid to the Special Servicer by the Servicer and shall not be required to be deposited in the Certificate Account pursuant to Section 3.04(a).

     The Special Servicer shall also be entitled to additional servicing compensation in the form of a Workout Fee with respect to each Corrected Loan at the Workout Fee Rate of (i) 1.0% for any Loan with a Stated Principal Balance of less than $10,000,000, (ii) 0.75% for any Loan with a Stated Principal Balance equal to or greater than $10,000,000 but less than $20,000,000 and (iii) 0.5% for any Loan with a Stated Principal Balance equal to or greater than $20,000,000, applied to each collection of interest and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on such Loan for so long as it remains a Corrected Loan. The Workout Fee with respect to any Corrected Loan will cease to be payable if such Loan again becomes a Specially Serviced Loan; provided that a new Workout Fee will become payable if and when such Loan again becomes a Corrected Loan. If the Special Servicer is terminated (other than for cause or by resignation), it shall retain the right to receive any and all Workout Fees payable with respect to Loans that became Corrected Loans during the period that it acted as Special Servicer and were Corrected Loans at the time of such termination (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the terms hereof.

     A Liquidation Fee will be payable with respect to each Specially Serviced Loan as to which the Special Servicer receives any Liquidation Proceeds subject to the exceptions set forth in the definition of Liquidation Fee. As to each Specially Serviced Loan, the Liquidation Fee will be payable out of, and will be calculated by application of a "Liquidation Fee Rate" of
(i) 1.0% for any Loan with a Stated Principal Balance of less than $10,000,000, (ii) 0.75% for any Loan with a Stated Principal Balance equal to or greater than $10,000,000 but less than $20,000,000, and (iii) 0.5% for any Loan with a Stated Principal Balance equal to or greater than $20,000,000, in each case expressed as a percentage of net liquidation proceeds received with respect to such Specially Serviced Loan.

     Notwithstanding anything to the contrary described above, no Liquidation Fee will be payable based on, or out of, Liquidation Proceeds received in connection with the repurchase of any Loan by the Mortgage Loan Seller for a breach of representation or warranty or for defective or deficient Loan documentation, the purchase of any Specially Serviced Loan by the Servicer or the Special Servicer, the purchase by the Holder of the LR Certificates of any ARD Loan pursuant to Section 9.03 or the purchase of all of the Loans and REO Properties in connection with an optional termination of the Trust Fund pursuant to Section 9.01. If, however, Liquidation Proceeds are received with respect to any Corrected Loan and the Special Servicer is properly entitled to a Workout Fee, such Workout Fee will be payable based on and out of the portion of such Liquidation Proceeds that constitute principal and/or interest on such Loan.

     The Special Servicer will also be entitled to additional fees in the form of Penalty Charges on each Specially Serviced Loan (but only to the extent actually collected from the related Mortgagor and to the extent that all amounts then due and payable with respect to such Specially Serviced Loan (including outstanding interest on all Advances accrued with respect to such Specially Serviced Loan) have been paid to the Special Servicer). The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts, other than management fees in respect of REO Properties, due and owing to any of its Sub-Servicers and the premiums for any blanket Insurance Policy obtained by it insuring against hazard losses pursuant to Section 3.07), if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account, and the Special Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

     SECTION 3.12.  Reports to the Trustee; Certificate Account
                    -------------------------------------------
Statements.
----------

     (a) The Servicer shall deliver to the Trustee and the Special Servicer, no later than 4:00 p.m. New York City time on the third Business Day prior to the Distribution Date, the Servicer Remittance Report with respect to the related Distribution Date (which shall include, without limitation, the General Available Distribution Amount and the Private Loan Distribution Amount for such related Due Period) including a written statement of anticipated P&I Advances for the related Distribution Date. The Servicer's responsibilities under this Section 3.12(a) with respect to REO Loans shall be subject to the satisfaction of the Special Servicer's obligations under
Section 3.21.

     (b) For so long as the Servicer makes deposits into and withdrawals from the Certificate Account, not later than thirty (30) days after each Distribution Date, the Servicer shall forward to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on the last Business Day of the related Due Period showing the aggregate amount of deposits into and withdrawals from the Certificate Account of each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05 for the related Due Period. The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Servicer relating solely to the Loans and the performance of its duties hereunder.

     (c) No later than 1:00 p.m. New York City time on the Servicer Remittance Date, the Servicer shall deliver or cause to be delivered to the Trustee the following reports with respect to the Loans (and, if applicable, the related REO Properties), providing the required information as of the related Determination Date: (i) a Comparative Financial Status Report, (ii) a Delinquent Loan Status Report; (iii) an Historical Loan Modification Report;
(iv) an Historical Loss Estimate Report; and (v) an REO Status Report. Such reports shall be in writing and on a computer readable medium reasonably acceptable to the Trustee and the Servicer.

     The information that pertains to Specially Serviced Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the Servicer in writing and on a computer readable medium reasonably acceptable to the Servicer and the Special Servicer by 1:00 p.m. New York City time at least two Business Days prior to the related Servicer Remittance Date in the form required Section 3.12(f) or shall be provided by means of such reports so delivered by the Special Servicer to the Servicer in the form so required. In the absence of manifest error, the Servicer shall be entitled to conclusively rely upon, without investigation or inquiry, the information and reports delivered to it by the Special Servicer, and the Trustee shall be entitled to conclusively rely upon the Servicer's reports and the Special Servicer's reports without any duty or obligation to recompute, verify or recalculate any of the amounts and other information stated therein. Servicer shall provide to the Trustee any new data that Servicer collects or reports in electronic format in its ordinary course of servicing.

     (d) The Servicer shall deliver or cause to be delivered to the Trustee the following materials, in each case to the extent that such materials or the information on which they are based have been received by the Servicer:

       (i) At least annually by May 31, with respect to each Loan and REO Loan (to the extent prepared by and timely received from the Special Servicer in the case of any Specially Serviced Loan or REO Loan), an Operating Statement Analysis for the related Mortgaged Property or REO Property as of the end of the preceding fiscal year, together with copies of the operating statements and rent rolls (but only to the extent the related Borrower delivers such information to the Servicer and, with respect to operating statements and rent rolls for Specially Serviced Loans and REO Properties, to the extent timely delivered by the Special Servicer to the Servicer), for the related Mortgaged Property or REO Property as of the end of the preceding fiscal year. The Servicer shall use its best reasonable efforts (but shall not be required to institute litigation) to obtain said annual operating statements and rent rolls with respect to each of the Loans, other than Specially Serviced Loans or REO Loans, which efforts shall include sending a letter to the related Borrower each quarter (followed up with telephone calls) requesting such annual operating statements and rent rolls until they are received, to the extent such action is consistent with applicable law and the terms of the Loans.

      (ii) Within thirty days after receipt by the Servicer (or the Special Servicer in the case of a Specially Serviced Loan or REO Property) of any annual operating statements with respect to any Mortgaged Property or REO Property (to the extent prepared by and received from the Special Servicer in the case of any Specially Serviced Loan or REO Property), an NOI Adjustment Worksheet for such Mortgaged Property (with the annual operating statements attached thereto as an exhibit) shall be completed.

     The Servicer shall maintain an Operating Statement Analysis report for each Mortgaged Property and REO Property (to the extent prepared by and received from the Special Servicer in the case of any REO Property or any Mortgaged Property constituting security for a Specially Serviced Loan). The Operating Statement Analysis report for each Mortgaged Property (other than any such Mortgaged Property which is REO Property or constitutes security for a Specially Serviced Loan) is to be updated by the Servicer and such updated report shall be delivered to the Trustee within thirty days after receipt by the Servicer of updated operating statements for such Mortgaged Property. The Servicer will use the "Normalized" column from the NOI Adjustment Worksheet to update the Operating Statement Analysis report and will use any operating statements received with respect to any Mortgaged Property (other than any such Mortgaged Property which is an REO Property or constitutes security for a Specially Serviced Loan) to update the Operating Statement Analysis report for such Mortgaged Property, such updates shall be completed and copies thereof sent to the Trustee within thirty days after receipt of the necessary information.

     The Special Servicer will be required pursuant to Section 3.12(g) to deliver to the Servicer the information required pursuant to this Section 3.12(d) with respect to Specially Serviced Loans and REO Loans on or before March 30 of each year, commencing on March 30, 1998, and within ten days after its receipt of any operating statement for any related Mortgaged Property or REO Property.

     (e) No later than 1:00 p.m. New York City time on each Servicer Remittance Date, the Servicer shall prepare and deliver to the Trustee, the Rating Agencies and the Special Servicer, a Watch List of all Loans that the Servicer has determined are in jeopardy of becoming a Specially Serviced Loan. For this purpose, Loans that are in jeopardy of becoming a Specially Serviced Loans shall include, without limitation: (i) Loans having a current Debt Service Coverage Ratio that is 80% or less of the Debt Service Coverage Ratio as of the Cut-off Date or having a Debt Service Coverage Ratio that is less than 1.00x, (ii) Loans as to which any required inspection of the related Mortgaged Property conducted by the Servicer indicates a problem that the Servicer determines can reasonably be expected to materially adversely affect the cash flow generated by such Mortgaged Property, (iii) Loans which have come to the Servicer's attention in the performance of its duties under this Agreement, that (A) any tenant occupying 25% or more of the space in the related Mortgaged Property has vacated (without being replaced by a comparable tenant and lease) or been the subject of bankruptcy or similar proceedings or (B) relate to a Borrower or an Affiliate that is the subject of a bankruptcy or similar proceeding, (iv) Loans that are at least one Due Period delinquent in payment, and (v) Loans that are within 60 days of maturity.

     The Special Servicer shall report to the Servicer any of the foregoing events promptly upon the Special Servicer having knowledge of such event. In addition, in connection with their servicing of the Loans, the Servicer and the Special Servicer shall provide to each other and to the Trustee written notice of any event that comes to their knowledge with respect to a Loan or REO Property that the Servicer or the Special Servicer, respectively, determines, in accordance with Servicing Standards, would have a material adverse effect on such Loan or REO Property, which notice shall include an explanation as to the reason for such material adverse effect.

     (f) At least three Business Days prior to each Servicer Remittance Date, the Special Servicer shall deliver, or cause to be delivered, to the Servicer and, upon the request of the Trustee, the Depositor or any Rating Agency, to any such requesting party, the following reports with respect to the Specially Serviced Loans (and, if applicable, the related REO Properties), providing the required information as of the related Determination Date: (i) a Delinquent Loan Status Report;
(ii) an Historical Loss Estimate Report; (iii) an Historical Loan Modification Report; (iv) an REO Status Report; (v) Comparative Financial Status Reports with respect to all Specially Serviced Loans; and (vi) a Watch List. Such reports shall be presented in writing and on a computer readable medium.

     (g) The Special Servicer shall deliver or cause to be delivered to the Servicer and, upon the request of the Trustee, the Depositor, or Rating Agency, to any such requesting party, the following materials, in each case to the extent that such materials or the information on which they are based have been received by the Special Servicer:

            (i) Annually, on or before April 30 of each year, commencing in April 1998, with respect to each Specially Serviced Loan and REO Loan, an Operating Statement Analysis for the related Mortgaged Property or REO Property as of the end of the preceding calendar year, together with copies of the operating statements and rent rolls for the related Mortgaged Property or REO Property as of the end of the preceding calendar year. The Special Servicer shall use its best reasonable efforts (but shall not be required to institute litigation) to obtain said annual operating statements and rent rolls with respect to each Mortgaged Property constituting security for a Specially Serviced Loan and each REO Property, which efforts shall include sending a letter to the related Borrower or other appropriate party each quarter (followed up with telephone calls) requesting such annual operating statements and rent rolls until they are received.

           (ii) Within 10 days of receipt by the Special Servicer of any annual operating statements with respect to any Mortgaged Property relating to a Specially Serviced Loan, or at least six months of operating information with respect to any REO Property, an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit) shall be completed and forwarded to the Servicer.

     The Special Servicer shall maintain an Operating Statement Analysis report for each Mortgaged Property securing a Specially Serviced Loan and REO Property. The Operating Statement Analysis report for each Mortgaged Property which constitutes security for a Specially Serviced Loan or is a REO Property is to be updated by the Special Servicer and such updated report delivered to the Servicer within ten days after receipt by the Special Servicer of updated operating statements for each such Mortgaged Property. The Special Servicer will use the "Normalized" column from the NOI Adjustment Worksheet to update the Operating Statement Analysis report and will use any operating statements received with respect to any Mortgaged Property which constitutes security for a Specially Serviced Loan or is a REO Property to update the Operating Statement Analysis report for such Mortgaged Property, such updates shall be completed and copies thereof sent to the Servicer within ten days after receipt of the necessary information.

     (h) The Servicer and the Special Servicer hereby agree to deliver to each Rating Agency any information such Rating Agency may reasonably request. The Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Servicer or the Special Servicer pursuant to this Agreement.

     SECTION 3.13.  Annual Statement as to Compliance.
                    ---------------------------------

     The Servicer and the Special Servicer (the "reporting person") each shall deliver to the Trustee, the Depositor and to the Rating Agencies on or before March 15 of each year, beginning with March 15, 1998, an Officer's Certificate stating, as to each signatory thereof, (i) that a review of the servicing operations of the reporting person during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, the reporting person has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or such shorter period), or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each related sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, and (iv) whether it has received any notice regarding qualification, or challenging the status, of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

     SECTION 3.14.  Reports by Independent Public Accountants.
                    -----------------------------------------

     On or before March 15 of each year, beginning with March 15, 1998, the Servicer and the Special Servicer (the "reporting person") each at the reporting person's expense shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the reporting person) which is a member of the American Institute of Certified Public Accountants to furnish a statement (an "Accountant's Statement") to the Trustee, the Depositor and the Rating Agencies, to the effect that such firm has examined the servicing operations of the reporting person for the previous calendar year (or portions thereof) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program ("USAP") for Mortgage Bankers or the Audit Program for Mortgages (the "Audit Program") serviced for FHLMC, such firm confirms that the Servicer or the Special Servicer,as the case may be, complied with the minimum servicing standards identified in USAP or the Audit Program, in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, the USAP or the Audit Program requires it to report.

     In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers (rendered within one year of such statement) of independent public accountants with respect to the related Sub- Servicer. Each reporting person shall obtain from the related accountants, or shall prepare, an electronic version of each Accountant's Statement and provide such electronic version to the Trustee for filing in accordance with the procedures set forth in Section 3.28 hereof. With respect to any electronic version of an Accountant's Statement prepared by the reporting person, the reporting person shall receive written confirmation from the related accountants that such electronic version is a conformed copy of the original Accountant's Statement.

     SECTION 3.15.  Access to Certain Information.
                    -----------------------------

     Each of the Servicer and the Special Servicer shall provide or cause to be provided to any Certificateholder or Certificate Owner that is, or is affiliated with, a federally insured financial institution, the Trustee, the Depositor, each Rating Agency, to the Servicer, or to the Special Servicer, as applicable, and to the OTS, the FDIC, the Federal Reserve Board and the supervisory agents and examiners of such boards and such corporations, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Loans and the Trust Fund within its control which may be required by this Agreement or by applicable law.

     Such access shall be afforded without charge (except that the Servicer and the Special Servicer may charge a reasonable fee for copies and out-of-pocket costs) but only upon reasonable prior written request and during normal business hours at the offices of the Servicer or the Special Servicer, as the case may be, designated by it. Nothing in this Section 3.15 shall detract from the obligation of the Servicer and the Special Servicer to observe any applicable law prohibiting disclosure of information with respect to the Mortgagors, and the failure of the Servicer or the Special Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15. The Servicer and the Special Servicer may each deny any of the foregoing persons access to confidential information or any intellectual property which the Servicer or the Special Servicer is restricted by license or contract from disclosing. Notwithstanding the foregoing, the Servicer and the Special Servicer shall maintain separate from such confidential information and intellectual property, all documentation regarding the Loans that is not confidential.

     SECTION 3.16.  Title to REO Property; REO Account.
                    ----------------------------------

     (a)  If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee (or its nominee) on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the
Code, unless the Special Servicer either (i) is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property
     --- ---------
or (ii) obtains for the Trustee and the Servicer an Opinion of Counsel (the cost of which shall be paid as a Servicing Advance), addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund or the Lower-Tier REMIC or the Upper-Tier REMIC constituted thereby as defined in Section 860F of the Code or cause either the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Uncertificated Lower-Tier Interests or Certificates are outstanding. If the Special Servicer is granted the REO Extension or obtains the Opinion of Counsel contemplated by clause (ii) above, the Special Servicer shall sell such REO Property within such period longer than two years as is permitted by such REO Extension or such Opinion of Counsel. Any expense incurred by the Special Servicer in connection with its being granted the REO Extension or its obtaining the Opinion of Counsel contemplated by clause (ii) above shall be an expense of the Trust Fund payable out of the Certificate Account pursuant to Section 3.05(a).

     (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more REO Accounts, held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within one (1) Business Day after receipt, all REO Revenues, Insurance and Condemnation Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in the REO Account may be invested only in Permitted Investments in accordance with Section 3.06. The Special Servicer shall give notice to the Trustee and the Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

     (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. On each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account the aggregate of all amounts received in respect of each REO Property during the most recently ended Due Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided, however, that the Special Servicer
--------  -------
may retain in such REO Account, in accordance with the Servicing Standards, such portion of such balance as may be necessary to maintain a reasonable reserve for repairs, replacements, leasing, management and tenant improvements and other related expenses for the related REO Property. In addition, on each Determination Date, the Special Servicer shall provide the Servicer with a written accounting of amounts deposited in the Certificate Account on such date.

     (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

     SECTION 3.17.  Management of REO Property.
                    --------------------------

     (a) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect, operate and lease such REO Property for the benefit of the Certificateholders solely for the purpose of its timely disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are in the best interests of and for the benefit of the Certificateholders (as determined by the Special Servicer in its good faith and reasonable judgment) and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management, leasing and maintenance of such REO Property, including, without limitation:

            (i) all Insurance Policy premiums due and payable in respect of such REO Property;

           (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

          (iii) any ground rents in respect of such REO Property, if applicable; and

           (iv) all costs and expenses necessary to maintain and lease such REO Property.

     To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) -
(iv) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes unless (as evidenced by an Officer's Certificate delivered to the Trustee and the Depositor) if such advances would, if made, constitute Nonrecoverable Servicing Advances. The Special Servicer shall give the Servicer and the Trustee not less than five Business Days' notice, together with all information reasonably requested by the Servicer (upon which the Servicer may conclusively rely) to the extent in the possession of the Special Servicer or readily obtainable by the Special Servicer before the date on which the Servicer is requested to make any Servicing Advance with respect to an REO Property; provided, however, that only two
          --------  -------
Business Days' notice shall be required in respect of Servicing Advances required to be made on an urgent or emergency basis (which may include, without limitation, Servicing Advances required to make tax or insurance payments).

     (b) Without limiting the generality of the foregoing, the Special Servicer shall not:

            (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

           (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

           (iv) Directly Operate, or allow any other Person, other than an Independent Contractor, to Directly Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel (the cost of which shall be paid by the Servicer as a Servicing Advance) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel. Except as limited above in this Section 3.17 and by
Section 3.17(c), the Special Servicer shall be permitted to cause the Trust Fund to earn "net income from foreclosure property," subject to the Servicing Standards.

     (c) The Special Servicer shall contract with any Independent Contractor for the operation and management of any REO Property within 90 days of the Acquisition Date thereof, provided that:

            (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

           (ii) the fees of such Independent Contractor (which shall be an expense of the Trust Fund) shall be reasonable and customary in light of the nature and locality of the Mortgaged Property;

          (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in subsection
     (a) hereof, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

           (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

            (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

     The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.18.  Sale of Defaulted Loans and REO Properties.
                    ------------------------------------------

     (a) Each of the Servicer and the Special Servicer may sell or purchase, or permit the sale or purchase of, a Defaulted Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Section 2.03(b) and
Section 9.01.

     (b) In the event that any Loan becomes a Defaulted Loan and the Special Servicer has determined in good faith that such Defaulted Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Servicer. The Special Servicer (or the Servicer, if the Servicer does not exercise its option, or the Directing Certificateholder, if the Servicer does not exercise its option) may at its option purchase such Defaulted Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any Defaulted Loan purchased hereunder shall be deposited into the Certificate Account, and the Trustee, upon receipt of an Officer's Certificate from the Special Servicer to the effect that such deposit has been made, shall release or cause to be released to the Special Servicer, the Servicer or the Directing Certificateholder, as the case may be, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Special Servicer, the Servicer or the Directing Certificateholder (in that order), as the case may be, ownership of such Defaulted Loan.

     (c) The Special Servicer may offer to sell any Defaulted Loan not otherwise purchased by the Special Servicer or the Servicer pursuant to subsection (b) above, if and when the Special Servicer determines, consistent with the Servicing Standards, that such a sale would produce a greater recovery on a present value basis than would liquidation of the related Mortgaged Property. Such offering shall be made in a commercially reasonable manner for a period of not less than 20 days or more than 90 days. The Special Servicer shall accept the highest cash bid received from any Person for such Defaulted Loan in an amount at least equal to the Purchase Price therefor; provided, that in the absence of any such bid, the Special Servicer
          --------
shall accept the highest cash bid received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Loan in accordance with Section 3.09.

     The Special Servicer shall use reasonable efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). Such solicitation shall be made in a commercially reasonable manner for a period of not less than 90 days or more than 270 days. The Special Servicer shall accept the highest cash bid received from any Person for such REO Property in an amount at least equal to the Purchase Price therefor; provided that in the
                                                         --------
absence of any such bid, the Special Servicer shall accept the highest cash bid received from any Person that is determined by the Special Servicer to be a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), then the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.
In the event that the Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the two-year period referred to in Section 3.16(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such two-year period in the manner described in Section 3.16(a); provided, however, that
                                                   --------  -------
the Special Servicer shall use its best efforts, consistent with the Servicing Standards, to sell any REO Property prior to two years prior to the Rated Final Distribution Date.

     The Special Servicer shall give the Trustee and the Servicer not less than three Business Days' prior written notice of its intention to sell any Defaulted Loan or REO Property. No Interested Person shall be obligated to submit a bid to purchase any Defaulted Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Loan or any REO Property pursuant hereto.

     (d) Whether any cash bid constitutes a fair price for any Defaulted Loan or REO Property, as the case may be, for purposes of Section 3.18(c), shall be determined by the Special Servicer, if the highest bidder is a Person other than an Interested Person, and by the Trustee, if the highest bidder is an Interested Person. In determining whether any bid received from an Interested Person represents a fair price for any Defaulted Loan or any REO Property, the Trustee may conclusively rely on the opinion of an Appraiser or other expert in real estate matters retained at the expense of the Trust Fund by (i) the Servicer, if such Interested Person is the Special Servicer or an Affiliate thereof or (ii) the Special Servicer, in any other case. In determining whether any bid constitutes a fair price for any Defaulted Loan or any REO Property, such Appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in
Section 3.16(a). The Purchase Price for any Defaulted Loan or REO Property shall in all cases be deemed a fair price.

     (e) Subject to subsections (a) through (d) above, the Special Servicer shall act on behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Loan or REO Property, and the collection of all amounts payable in connection therewith. Any sale of a Defaulted Loan or any REO Property shall be final and without recourse to the Trustee or the Trust Fund, except as shall be customary in deeds of real property and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

     SECTION 3.19.  Additional Obligations of the Servicer and Special
                    --------------------------------------------------
Servicer; Inspections; Appraisals.
---------------------------------

     (a) The Servicer (or, with respect to Specially Serviced Loan and REO Properties, the Special Servicer) shall physically inspect or cause to be physically inspected (at its own expense) each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standards, but in any event shall inspect each Mortgaged Property with an Allocated Loan Amount of (A) $2,000,000 or more at least once every 12 months and (B) less than $2,000,000 at least once every 24 months, in each case commencing in June 1997 (or at such lesser frequency as each Rating Agency shall have confirmed in writing to the Servicer, will not result a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of the Certificates) and (C) if the Loan (i) becomes a Specially Serviced Loan, (ii) has a Debt Service Coverage Ratio of less than 1.0x or (iii) is delinquent for 60 days, each related Mortgaged Property shall be inspected by the Special Servicer as soon as practicable and thereafter at least every 12 months for so long as such condition exists. The Servicer or Special Servicer, as applicable, shall send to the Rating Agencies, within 20 days of completion, each inspection report for any Significant Loans.

     (b) With respect to each Loan that allows the Special Servicer (on behalf of the Trust Fund) to terminate, or cause the related Borrower to terminate, the related Manager, upon the occurrence of certain events specified in such Mortgage Loan, the Special Servicer shall enforce the Trustee's rights with respect to the Manager under the related Loan and Management Agreement, provided, that, if such right accrues under the related Loan or Management Agreement only because of the occurrence of the related Anticipated Repayment Date, if any, the Special Servicer shall irrevocably waive such right with respect to such date. In the event the Special Servicer is entitled to terminate the Manager, the Special
Servicer shall promptly give notice to the Directing Certificateholder and each Rating Agency. In accordance with the Servicing Standards, the Special Servicer shall cause the Borrower to terminate the Manager, and to recommend a Successor Manager (meeting the requirements set forth below) only if the Special Servicer determines in its reasonable discretion that such termination is not likely to result in successful litigation against the Trust Fund by such Manager or the related Borrower, or create a defense to the enforcement of remedies under such Mortgage Loan.

     For any Significant Loan, the Special Servicer shall effect such termination only if the Special Servicer has in the case of any Specially Serviced Loan received a written confirmation from each of the Rating Agencies that the appointment of such Successor Manager would not cause such Rating Agency to withdraw, downgrade or qualify any of the then-current ratings on the Certificates. In the event a Manager is otherwise terminated or resigns under the related Loan or Management Agreement and the related Borrower does not appoint a Successor Manager, the Special Servicer shall use its best efforts to retain a Successor Manager (or the recommended Successor Manager, if any) on terms substantially similar to the Management Agreement or, failing that, on terms as favorable to the Trust Fund as can reasonably be obtained by the Special Servicer. For the purposes of this paragraph, a "Successor Manager" shall be reasonably acceptable to the Special Servicer and a professional management corporation or business entity which (i) manages, and is experienced in managing, other comparable commercial properties, (ii) will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates by each Rating Agency and (iii) otherwise satisfies any criteria set forth in the Mortgage and related documents.

     (c) If required to obtain an Appraisal in connection with an Appraisal Reduction Event, the Special Servicer shall be required to have received such Appraisal within 60 days after the occurrence of such Appraisal Reduction Event (or the date of such Appraisal Reduction Event itself, in the case where the time period between (i) the occurrence of the event that, with the passage of time, would become such Appraisal Reduction Event and (ii) such Appraisal Reduction Event itself exceeds 60 days). Upon receipt, the Special Servicer shall send a copy of such Appraisal to the Certificate Owners of the Class I, Class J and Class K Certificates; provided, however, that as to each such Appraisal, if beneficial ownership of the Class I, Class J and Class K Certificates resides in more than one Certificate Owner, the Special Servicer shall be responsible only for the expense of providing the first such copy thereof and shall be entitled to reimbursement from the Trust Fund for the expense of any additional copies so provided. If such Appraisal is not received by such date or if, for any Loan with a Stated Principal Balance of $1,000,000 or less, the Special Servicer elects not to perform an internal valuation or obtain an Appraisal, the Appraisal Reduction for such Loan shall be conclusively established to be 35% of the Stated Principal Balance of such Loan as of the date of the related Appraisal Reduction Event. On the first Determination Date occurring on or after the delivery of such Appraisal, the Special Servicer will be required to calculate and report to the Servicer, and the Servicer will report to the Trustee, the Appraisal Reduction to take into account such Appraisal, internal valuation or percentage calculation of the Appraisal Reduction Amount. The Servicer may conclusively rely on any report by the Special Servicer of an Appraisal Reduction.

     With respect to each Loan as to which an Appraisal Reduction Event has occurred (unless such Loan has become a Corrected Loan and has remained current for twelve consecutive Monthly Payments (for such purposes taking into account any amendment or modification of such Loan)), the Special Servicer shall, within 30 days of each annual anniversary of such Appraisal Reduction Event, order an Appraisal (which may be an update of a prior Appraisal), or with respect to any Loan with an outstanding principal balance less than $2,000,000, perform an internal valuation or obtain an Appraisal (which may be an update of a prior Appraisal), the cost of which shall be paid by the Servicer as a Servicing Advance. Upon receipt, the Special Servicer shall send a copy of such Appraisal to the Certificate Owners of the Class I, Class J and Class K Certificates; provided, however, that as to each such Appraisal, if beneficial ownership of the Class I, Class J and Class K Certificates resides in more than one Certificate Owner, the Special Servicer shall be responsible only for the expense of providing the first such copy thereof and shall be entitled to reimbursement from the Trust Fund for the expense of any additional copies so provided. Based upon such Appraisal, internal valuation or percentage calculation of the Appraisal Reduction, as set forth in the first paragraph of this Section 3.19(c), as the case may be, the Special Servicer shall redetermine and report to the Trustee and the Servicer the amount of the Appraisal Reduction with respect to such Loan, and such redetermined Appraisal Reduction shall replace the prior Appraisal Reduction with respect to such Loan. Notwithstanding the foregoing, the Special Servicer will not be required to obtain an Appraisal or perform an internal valuation, as the case may be, with respect to a Loan which is the subject of an Appraisal Reduction Event if the Special Servicer has obtained an Appraisal with respect to the related Mortgaged Property within the 12-month period immediately prior to the occurrence of such Appraisal Reduction Event. Instead, the Special Servicer may use such prior Appraisal in calculating any Appraisal Reduction with respect to such Loan.

     With respect to each Loan as to which an Appraisal Reduction Event has occurred and which has become a Corrected Loan and has remained current for twelve consecutive Monthly Payments (for such purposes taking into account any amendment or modification of such Loan), and with respect to which no other Appraisal Reduction Event has occurred and is continuing, the Special Servicer may within 30 days after the date of such twelfth Monthly Payment, order an Appraisal (which may be an update of a prior Appraisal), or with respect to any Loan with an outstanding principal balance less than $2,000,000, perform an internal valuation or obtain an Appraisal (which may be an update of a prior Appraisal), the cost of which shall be paid by the Servicer as a Servicing Advance. Based upon such Appraisal or internal valuation, the Special Servicer shall redetermine and report to the Trustee and the Servicer the amount of the Appraisal Reduction with respect to such Loan.

     SECTION 3.20.  Modifications, Waivers, Amendments and Consents.
                    -----------------------------------------------

     (a) Subject to Sections 3.20(b) through 3.20(i) below and Section 3.26, the Special Servicer may, on behalf of the Trustee, agree to any modification, waiver or amendment of any term of any Loan without the consent of the Trustee or any Certificateholder.

     (b) All modifications, waivers or amendments of any Loan shall be in writing and shall be effected in accordance with the Servicing Standards.

     (c) The Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, waiver or amendment of any term of any Loan that is not a Specially Serviced Loan if such modification, waiver or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount (including Prepayment Premiums or Yield Maintenance Charges, but excluding Penalty Interest and other amounts payable as additional servicing compensation) payable thereunder;

           (ii) affect the obligation of the related Mortgagor to pay a Prepayment Premium or Yield Maintenance Charge or permit a Principal Prepayment during any period in which the related Note prohibits Principal Prepayments;

          (iii) except as expressly contemplated by the related Mortgage or pursuant to Section 3.09(e), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

           (iv) in the judgment of the Special Servicer, otherwise materially impair the security for such Loan or reduce the likelihood of timely payment of amounts due thereon.

     (d) Notwithstanding Section 3.20(b), the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Loan by forgiving principal, accrued interest and/or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the Monthly Payment on any Specially Serviced Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Note or Mortgage relating to a Specially Serviced Loan, (iv) waive Excess Interest if such waiver conforms to the Servicing Standards and/or (v) accept a Principal Prepayment during any Lockout Period; provided that (x) the related Borrower is in default with respect to the Specially Serviced Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable and (y) Section 3.20(e) is true with respect to the related Specially Serviced Loan.

     (e) The Special Servicer shall not consent to, make or permit (i) any modification with respect to any Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date of such Loan unless, both (A) the related Mortgagor is in default with respect to the Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable and (B) in the sole good faith judgment of the Special Servicer, such modification would increase the recovery on the Loan to Certificateholders on a present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Mortgage Rate) or (ii) any modification, waiver or amendment of any term of any Loan that would both (A) effect an exchange or reissuance of such Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder with an effective date or proposed effective date that applies or would apply to such waiver, modification or amendment) and (B) cause the Trust Fund to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

     However, the Special Servicer will not be permitted to extend the date on which any Balloon Payment is scheduled to be due unless the Special Servicer has obtained an Appraisal of the related Mortgaged Property in connection with such extension, which Appraisal supports the determination of the Special Servicer contemplated by clause (i)(B) of the immediately preceding paragraph. In no event shall the scheduled due date for a Balloon Payment be extended for a period in excess of 12 months per extension or 36 months in the aggregate, without the consent of the Extension Advisor pursuant to Section 3.25 herein.

     The determination of the Special Servicer contemplated by clause (i)(B) of the first paragraph of this Section 3.20(e) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Servicer and describing in reasonable detail the basis for the Special Servicer's determination and the considerations of the Special Servicer forming the basis of such determination (which shall include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status and property inspections, and shall include an Appraisal of the related Loan or Mortgaged Property, the cost of which Appraisal shall be advanced by the Servicer as a Servicing Advance).

     (f) In no event will the Special Servicer be permitted to (i) extend the maturity date of a Loan beyond a date that is two years prior to the Rated Final Distribution Date; (ii) extend the maturity date of any Loan at an interest rate less than the lower of (a) the interest rate in effect prior to such extension or (b) the then prevailing interest rate for comparable loans, as determined by the Special Servicer by reference to available indices for commercial mortgage lending; (iii) if the Loan is secured by a ground lease, extend the maturity date of such Loan beyond a date which is 10 years prior to the expiration of the term of such ground lease; (iv) reduce the Mortgage Rate to a rate below the lesser of (x) 7.56% per annum and (y) the then prevailing interest rate for comparable loans, as determined by the Special Servicer by reference to available indices for commercial mortgage lending; or (v) defer interest due on any Loan in excess of 5% of the Stated Principal Balance of such Loan.

     (g) Neither the Servicer nor the Special Servicer may permit or modify a Loan to permit a voluntary Principal Prepayment of a Loan (other than a Specially Serviced Loan) on any day other than its Due Date, (i) unless the Servicer or Special Servicer also collects interest thereon through the Due Date following the date of such Principal Prepayment, (ii) unless otherwise permitted under the related Loan documents, or (iii) unless such Principal Prepayment would not result in a Prepayment Interest Shortfall.

     (h) The Special Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it (i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and
(ii) any related costs and expenses incurred by it. In no event shall the Special Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.

     (i) The Special Servicer shall notify the Servicer, any related Sub-Servicers and the Trustee, in writing, of any modification, waiver or amendment of any term of any Loan (including fees charged the Mortgagor) and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution thereof. The Special Servicer shall notify the Rating Agencies of any modification, waiver or amendment of any term of any Significant Loan. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Loan is effected shall be made available for review upon prior request during normal business hours at the offices of the Special Servicer pursuant to Section 3.15 hereof.

     SECTION 3.21.  Transfer of Servicing Between Servicer and Special
                    --------------------------------------------------
Servicer; Record Keeping; Asset Status Report.
---------------------------------------------

     (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Loan, the Servicer shall immediately give notice thereof to the Special Servicer, the Trustee, the Certificate Owners of the Class I, Class J and Class K Certificates and each Rating Agency, shall deliver copies of the related Mortgage File and Credit File to the Special Servicer and the Directing Certificateholder and shall use its reasonable best efforts to provide the Special Servicer with all information, documents and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Loan that are in the possession of the Servicer or available to the Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto. The Servicer shall use its reasonable best efforts to comply with the preceding sentence within five (5) Business Days of the occurrence of each related Servicing Transfer Event and in any event shall continue to act as Servicer and administrator of such Loan until the Special Servicer has commenced the servicing of such Loan. The Trustee shall deliver to the Underwriter, the Initial Purchaser and to each Holder of a Class J and Class K Certificate a copy of the notice of such Servicing Transfer Event provided by the Servicer to the Special Servicer pursuant to this Section.

     Upon determining that a Specially Serviced Loan (other than an REO Loan) has become current and has remained current for three consecutive Monthly Payments (provided no additional Servicing Transfer Event is foreseeable in the reasonable judgment of the Special Servicer) and that no other Servicing Transfer Event is continuing with respect thereto, the Special Servicer shall immediately give notice thereof and shall return the related Mortgage File and Credit File to the Servicer and, upon giving such notice and returning such Mortgage File and Credit File to the Servicer, the Special Servicer's obligation to service such Corrected Loan shall terminate and the obligations of the Servicer to service and administer such Loan shall re-commence.

     (b) In servicing any Specially Serviced Loan, the Special Servicer will provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Servicer), and provide the Servicer with copies of any additional related Loan information including correspondence with the related Mortgagor.

     (c) On or before each Determination Date, the Special Servicer shall deliver to the Servicer a written statement (upon which the Servicer may conclusively rely) describing, on a loan-by-loan and property-by-property basis, (1) the information described in clause (vii) of Section 4.02(a) with respect to each Specially Serviced Loan and the information described in clause (viii) of Section 4.02(a) with respect to each REO Property, (2) the amount of all payments, Insurance and Condemnation Proceeds and Liquidation Proceeds received with respect to each Specially Serviced Loan during the related Due Period, and the amount of all REO Revenues, Insurance and Condemnation Proceeds and Liquidation Proceeds received with respect to each REO Property during the related Due Period, (3) the amount, purpose and date of all Servicing Advances made by the Servicer with respect to each Specially Serviced Loan and REO Property during the related Due Period, (4) the information described in clauses (v), (vii), (viii), (xi), (xvi) and (xvii) of Section 4.02(a) and (5) such additional information relating to the Specially Serviced Loan and REO Properties as the Servicer reasonably requests to enable it to perform its responsibilities under this Agreement which is in the Special Servicer's possession or is reasonably obtainable by the Special Servicer.

     (d) Notwithstanding the provisions of the preceding clause (c), the Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Loan and REO Properties and shall provide the Special Servicer with any information in its possession required by the Special Servicer to perform its duties under this Agreement.

     (e) No later than 30 days after a Servicing Transfer Event for a Loan, the Special Servicer shall deliver to each Rating Agency, the Servicer and the Directing Certificateholder a report (the "Asset Status Report")
                                               ------------ ------
with respect to such Loan and the related Mortgaged Property. Such Asset Status Report shall set forth the following information to the extent reasonably determinable:

            (i)  summary of the status of such Specially Serviced Loan;

           (ii) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Servicing Standards, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Loan and whether outside legal counsel has been retained;

          (iii) the most current rent roll and income or operating statement available for the related Mortgaged Property;

           (iv) the Appraised Value of the Mortgaged Property together with the assumptions used in the calculation thereof; and

            (v) such other information as the Special Servicer deems relevant in light of the Servicing Standards.

     If within ten (10) Business Days of receiving an Asset Status Report, the Directing Certificateholder does not disapprove such Asset Status Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Status Report; provided, however, that
                                      --------  -------
the Special Servicer may not take any action that is contrary to applicable law or the terms of the applicable Loan documents. If the Directing Certificateholder disapproves such Asset Status Report, the Special Servicer will revise such Asset Status Report and deliver to the Directing Certificateholder, the Rating Agencies and the Servicer a new Asset Status Report as soon as practicable, but in no event later than 30 days after such disapproval.

     The Special Servicer shall revise such Asset Status Report as described above in this Section 3.21(e) until the Directing Certificateholder shall fail to disapprove such revised Asset Status Report in writing within ten
(10) Business Days of receiving such revised Asset Status Report or until the Special Servicer makes one of the determinations described below. The Special Servicer may, from time to time, modify any Asset Status Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Status Report before the expiration of a ten
(10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such affirmative disapproval is not in the best interest of all the Certificateholders pursuant to the Servicing Standards.

     Upon making such determination, the Special Servicer shall notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include a copy of the Asset Status Report, and the Trustee shall send such notice to all Certificateholders. If the majority of such Certificateholders, as determined by Voting Rights, fail, within 5 days of the Trustee's sending such notice, to reject such Asset Status Report, the Special Servicer shall implement the same. If the Asset Status Report is rejected by a majority of the Certificateholders, the Special Servicer shall revise such Asset Status Report as described above in this Section 3.21(e). The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

     The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Loan and take such actions consistent with the Servicing Standards and the related Asset Status Report. The Special Servicer shall not take any action inconsistent with the related Asset Status Report, unless such action would be required in order to act in accordance with the Servicing Standards.

     No direction of the Directing Certificateholder shall (a) require or cause the Special Servicer to violate the terms of a Specially Serviced Loan, applicable law or any provision of this Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standards and to maintain the REMIC status of each of the Lower-Tier REMIC and the Upper-Tier REMIC, or (b) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax under the REMIC Provisions, or (c) expose the Servicer, the Special Servicer, the Depositor, the Mortgage Loan Seller, the Trust Fund, the Trustee or their Affiliates, officers, directors, employees or agents to any claim, suit or liability or (d) materially expand the scope of the Special Servicer's or the Servicer's responsibilities under this Agreement.

     (f) Upon receiving notice of (i) the filing of a case under any present or future federal or state bankruptcy, insolvency or similar law or the commencing of any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings with respect to a Loan or the related Mortgagor, (ii) the existence of a material non-payment default or (iii) the request by a Mortgagor for the amendment or modification of a Loan other than an amendment or modification provided for in the second paragraph in Section 3.20(a), the Servicer shall immediately give notice thereof, and shall deliver copies of the related Mortgage File and Credit File to the Special Servicer and shall use its reasonable best efforts to provide the Special Servicer with all information relating to the Loan and reasonably requested by the Special Servicer to enable it to negotiate with the related Mortgagor and prepare for any such proceedings. The Servicer shall use its reasonable best efforts to comply with the preceding sentence within five (5) Business Days of the occurrence of each such event, and upon receiving such documents and information, the Special Servicer shall use its reasonable best efforts to cause the related Mortgagor to cure any default and/or remedy any such event, work out or modify the Loan consistent with the terms of this Agreement, and/or prepare for such proceedings.
Notwithstanding the foregoing, the occurrence of any of the above-referenced events shall not in and of itself be considered a Servicing Transfer Event.

     SECTION 3.22.  Sub-Servicing Agreements.
                    ------------------------
     (a) The Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of its respective obligations under Articles III and IV hereof; provided that
                                                             --------
the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Servicer or the Special Servicer shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or its designee shall thereupon assume or may elect not to assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Servicer or Special Servicer, as applicable under such agreement, or, alternatively, may act in accordance with Section 7.02 hereof under the circumstances described therein; (iii) provides that the Trustee for the benefit of the Certificateholders shall be a third-party beneficiary under such Sub-Servicing Agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Servicer or the Special Servicer, as applicable, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trust Fund, the Trustee, any successor Servicer, Special Servicer or any Certificateholder shall have any duties under such Sub-Servicing Agreement or any liabilities arising therefrom; (iv) except with respect to the Seller- Servicer Agreement, permits any purchaser of a Loan or the Trustee pursuant to this Agreement to terminate such Sub-Servicing Agreement with respect to such purchased Loan at its option and without penalty; (v) does not permit the Sub-Servicer any direct rights of indemnification that may be satisfied out of assets of the Trust Fund and (vi) if such Sub-Servicing Agreement is the Seller-Servicer Agreement, provides that upon termination of the Trust Fund, the owner of the Loans shall, with respect to those Loans serviced by each Seller-Servicer, enter into a servicing agreement with such Seller-Servicer in the form of the related "Prior Servicing Agreement" (as defined in the Seller-Servicer Agreement) or shall pay such Seller-Servivcer the termination fee that would be payable thereunder Any successor Servicer or Special Servicer hereunder, upon becoming successor Servicer or Special Servicer, as applicable, shall have the right to be assigned and shall have the right to assume any Sub-Servicing Agreements from the predecessor Servicer or Special Servicer, as applicable. Upon a termination of the Servicer pursuant to this Agreement, the successor to the Servicer (other than the Trustee or its designee) shall automatically succeed to the rights and obligations of the prior Servicer under the Seller-Servicer Agreement, subject to the termination rights set forth therein, it being understood that any such succession by the Trustee or its designee shall not be automatic but shall be in the discretion of the Trustee or such designee.

     In addition, each Sub-Servicing Agreement entered into by the Servicer may provide that the obligations of the Sub-Servicer thereunder shall terminate with respect to any Loan serviced thereunder at the time such Loan becomes a Specially Serviced Loan. The Servicer shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. For purposes of this Agreement, the Servicer shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Servicer shall notify the Special Servicer, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer. The Special Servicer shall notify the Servicer, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer.

     (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

     (c) As part of its servicing activities hereunder, the Servicer or the Special Servicer, as applicable, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer would require were it the owner of the Loans. The Servicer or the Special Servicer, as applicable, shall have the right to remove a Sub-Servicer retained by it in accordance with the terms of the related Sub-Servicing Agreement upon the Events of Defaults and other termination events specified in the related Sub-Servicing Agreement.

     (d) In the event the Trustee or its designee becomes successor Servicer and elects to assume the rights and obligations of the Servicer or the Special Servicer, as applicable, under any Sub-Servicing Agreement, the Servicer or the Special Servicer, as applicable, at its expense, shall deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

     (e) Notwithstanding the provisions of any Sub-Servicing Agreement, each of the Servicer and the Special Servicer represents and warrants that it shall remain obligated and liable to the Trustee and the Certificateholders for the performance of its obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if it alone were servicing and administering the Loans for which it is responsible, and the Servicer, or the Special Servicer, as applicable, shall pay the fees of any Sub-Servicer thereunder from its own funds or, with respect to the Seller-Servicers shall permit each to retain its fees from amounts collected by such Seller-Servicer. In no event shall the Trust Fund bear any termination fee required to be paid to any Sub-Servicer as a result of such Sub-Servicer's termination under any Sub-Servicing Agreement.

     (f) The Trustee shall furnish to any Sub-Servicer any limited powers of attorney and other documents necessary or appropriate to enable such Sub-Servicer to carry out its servicing and administrative duties under any Sub-Servicing Agreement; provided, however, that the Trustee shall not
                     --------  -------
be held liable for any negligence or misuse of, any such power of attorney by a Sub-Servicer, and shall be indemnified by the Sub-Servicer, with respect thereto.

     (g) Except with respect to the Seller-Servicing Agreement, each Sub-Servicing Agreement shall provide that, in the event the Trustee or any other Person becomes a successor Servicer or the Special Servicer, as applicable, the Trustee or such successor Servicer or the Special Servicer, as applicable, shall have the right to terminate such Sub-Servicing Agreement without a fee.

     (h) Promptly (but in no event later than five (5) Business Days) after the execution of any Sub-Servicing Agreement, the Servicer shall forward a copy of such Sub-Servicing Agreement to the Special Servicer, and the Special Servicer shall forward a copy of such Sub-Servicing Agreement to the Trustee. The Special Servicer shall comply with the terms of each such Sub-Servicing Agreement to the extent the terms thereof are not inconsistent with the terms of this Agreement and the Special Servicer's obligations hereunder.

     SECTION 3.23.  Representations and Warranties of the Servicer.
                    ----------------------------------------------

     (a) The Servicer hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that:

            (i) The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and the Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

           (ii) The execution and delivery of this Agreement by the Servicer, and the performance and compliance with the terms of this Agreement by the Servicer, will not violate the Servicer's articles of association and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Servicer, enforceable against the Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iv) The Servicer is not in violation with respect to any law, any order or decree of any court, or any order, regulation or demand of any federal, state, municipal or governmental agency, which violations are likely to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or are likely to have consequences that would materially and adversely affect its ability to perform its duties and obligations hereunder;

            (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit the Servicer from entering into this Agreement or, in the Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Servicer to perform its obligations under this Agreement or the financial condition of the Servicer;

           (vi) The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Any Sub-Servicing Agreements will comply with the provisions of Section 3.22;

          (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Servicer of its obligations under this Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Servicer to perform its obligations hereunder; and

         (viii) The Servicer has full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

           (ix) The Servicing Fee represents reasonable servicing compensation, and the Servicing Fee will be treated for tax and accounting purposes as compensation for servicing the Loans.

            (x) The Servicer has examined each Sub-Servicing Agreement to which it is a party, and shall examine each Sub-Servicing Agreement to which it intends to become a party, and in each such case, the terms of such Sub-Servicing Agreements are not, or, in the case of any Sub-Servicing Agreement to be entered into by the Servicer at a future date, will not be, materially inconsistent with the terms of this Agreement.

          (xi) Each officer, director, employee, consultant or advisor of the Servicer that has responsibilities concerning the servicing and administration of Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). Neither the Servicer nor any officer, director, employee, consultant or advisor of the Servicer that is involved in the servicing or administration of Loans has been refused such coverage or insurance.

     (b) The representations and warranties set forth in paragraph (a) above shall survive the execution and delivery of the Agreement. The Servicer shall indemnify the Trustee and the Trust Fund and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, and reasonable legal fees and related costs, judgments, and other out-of-pocket costs and expenses resulting from any claim, demand, defense or assertion arising from, or resulting from a material breach of the Servicer's representations and warranties contained in paragraph (a) above, which breach has a material adverse effect on the ability of the Servicer to perform its obligations hereunder. Such indemnification shall survive any termination or resignation of the Servicer, and any termination of the Agreement.

     SECTION 3.24.  Representations and Warranties of the Special
                    ---------------------------------------------
Servicer.
--------

     (a) The Special Servicer hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Servicer, as of the Closing Date, that:

            (i) The Special Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

           (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's charter and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Special Servicer or its property is subject;

          (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

           (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to
     (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and
     (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer;

           (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer which would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer;

          (vii) Each officer, director or employee of the Special Servicer that has or, following the occurrence of a Servicing Transfer Event, would have responsibilities concerning the servicing and administration of Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). Neither the Special Servicer nor any of its officers, directors or employees that is or, following the occurrence of a Servicing Transfer Event, would be involved in the servicing or administration of Loans has been refused such coverage or insurance; and

         (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer, or compliance by the Special Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Special Servicer of its obligations under this Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Special Servicer to perform its obligations hereunder.

          (ix) The Special Servicing Fee represents reasonable servicing compensation, and the Special Servicing Fee will be treated for tax and accounting purposes as compensation for servicing the Specially Serviced Loans.

          (x) The Special Servicer has examined each Sub-Servicing Agreement to which it is a party, and shall examine each Sub-Servicing Agreement to which it intends to become a party, and in each such case, the terms of such Sub-Servicing Agreements are not, or, in the case of any Sub-Servicing Agreement to be entered into by the Special Servicer at a future date, will not, be materially inconsistent with the terms of this Agreement.

          (xi) Each officer, director, employee, consultant or advisor of the Special Servicer that has or, following the occurrence of a Servicing Transfer Event, would have responsibilities concerning the servicing and administration of Specially Serviced Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). Neither the Special Servicer nor any officer, director, employee, consultant or advisor of the Special Servicer that is or, following the occurrence of a Servicing Transfer Event, would be involved in the servicing or administration of Specially Serviced Loans has been refused such coverage or insurance.

     (b) The representations and warranties set forth in paragraph (a) above shall survive the execution and delivery of the Agreement. The Special Servicer shall indemnify the Trustee and the Trust Fund and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from a material breach of the Special Servicer's representations and warranties contained in paragraph (a) above. Such indemnification shall survive any termination or resignation of the Special Servicer, and any termination of the Agreement.

     SECTION 3.25.  Duties of the Extension Advisor.
                    -------------------------------

     (a) The Special Servicer may not extend the maturity of any Specially Serviced Loan beyond the third anniversary of such Loan's original maturity date, unless the Extension Advisor elected pursuant to Section 3.26 shall have approved such extension in writing within 10 days after receiving from the Special Servicer the information, analysis and certification required by
Section 3.25(b). If a written objection to such extension from the Extension Advisor has not been received by the Special Servicer within said 10-day period, then the Extension Advisor's approval shall be deemed to have been given.

     (b) The Special Servicer shall, with respect to any proposed extension of a Specially Serviced Loan beyond the third anniversary of such Loan's original maturity date, prepare and deliver to the Extension Advisor, a summary of such proposed extension and an analysis summarizing the basis of its conclusion that such extension is reasonably likely to produce a greater recovery on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than liquidation of such Loan. Such analysis shall specify the basis on which the Special Servicer has made such determination, including the status of any existing material default or the grounds for concluding that a payment default is imminent.

     The Special Servicer shall promptly provide the Extension Advisor with such information as is reasonably requested by the Extension Advisor (including, without limitation, operating statements, rents rolls, appraisals, environmental reports, inspection reports and financial statements of the applicable Mortgagor) in connection with any proposed extension that is in the Special Servicer's possession or is reasonably obtainable by the Special Servicer. The Extension Advisor shall be entitled to conclusively rely on the information provided by the Special Servicer without any independent investigation or verification on the part of the Extension Advisor. In addition, the Special Servicer, in connection with each request for extension, shall provide to the Extension Advisor an Officer's Certificate, upon which it may conclusively rely, confirming that all conditions precedent to the granting of any such extension set forth in this Agreement (other than the approval of the Extension Advisor) have been satisfied.

     (c) No direction of the Extension Advisor shall (i) require or cause the Special Servicer to violate the terms of a Specially Serviced Loan, applicable law or any provision of this Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standards and to maintain the REMIC status of the Lower-Tier REMIC and the Upper-Tier REMIC, or (ii) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax under the REMIC Provisions, or (iii) expose the Servicer, the Special Servicer, the Depositor, the Mortgage Loan Seller, the Trust Fund, the Trustee or their respective Affiliates, officers, directors, employees or agents to any claim, suit or liability or (iv) materially expand the scope of the Special Servicer's or the Servicer's responsibilities under this Agreement.

     SECTION 3.26.  Extension Advisor; Elections.
                    ----------------------------

     (a) The Class A, Class B, Class C, Class D and Class E Certificateholders will be entitled to elect, and shall be deemed to have elected, the Trustee or a designee of the Trustee as their representative (the "Extension Advisor") as provided in this Section 3.26. The Trustee
      -----------------
(or any other Person duly elected as Extension Advisor) may resign as Extension Advisor at any time for any reason or no reason upon not less than five Business Days' written notice to the Depositor, the Trustee, the Special Servicer, the Servicer and each
Class A, Class B, Class C, Class D and Class E Certificateholder.  Upon
(i) the receipt by the Trustee of written requests for an election of an Extension Advisor from such Certificateholders representing more than 50% of the Voting Rights of all the Class A, Class B, Class C, Class D and Class E Certificates or (ii) the resignation or removal of the Person acting as Extension Advisor, an election of a successor Extension Advisor shall be held commencing as soon as practicable thereafter. The Extension Advisor shall be elected for the purpose of approving certain actions of the Special Servicer specified herein in respect of extending the maturity of any Specially Serviced Loan beyond the third anniversary of its original maturity date.

     (b)  Promptly after any such receipt, resignation, removal or determination contemplated by Section 3.26(a), the Trustee shall call a meeting of the Holders of the Class A, Class B, Class C, Class D and Class E Certificates, if any, for the purpose of electing an Extension Advisor.
Notice of any such meeting of such Holders shall be mailed or delivered to each Holder not less than 10 days nor more than 60 days prior to the meeting; provided, however, that notice of the initial election
--------  -------
shall be mailed or delivered no later than 3 days after the Closing Date.
The notice shall state the place and the time of the meeting, which may be held by telephone. Certificateholders representing a majority of the Percentage Interest of the applicable Class, present in person, by telephone or represented by proxy, shall constitute a quorum for such Class for the nomination of an Extension Advisor. At the meeting, each such Holder shall be entitled to nominate one Person to act as Extension Advisor. The Trustee shall cause the election of the Extension Advisor to be held as soon thereafter as convenient.

     (c) Each Holder of a Class A, Class B, Class C, Class D and Class E Certificate shall be entitled to vote in each election of the Extension Advisor. The voting in each election of the Extension Advisor shall be in writing mailed, delivered or sent by courier and actually received by the Trustee on or prior to the date of such election. Immediately upon receipt by the Trustee of votes (which have not been rescinded) from the Holders of such Certificates representing more than 50% of the Voting Rights of all the Class A, Class B, Class C, Class D and Class E Certificates, which votes are cast for a single Person, such Person shall be, upon such Person's acceptance, the Extension Advisor. In the event that after the Closing Date an Extension Advisor shall have resigned or been removed and a successor Extension Advisor shall not have been elected, there shall be no Extension Advisor. Notwithstanding anything to the contrary contained herein, the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain approval or direction from an Extension Advisor, and provisions of this Agreement relating thereto shall be of no effect, in any event during any such period that there is no Extension Advisor.

     (d) The Extension Advisor may be removed at any time by the written vote, copies of which must be delivered to the Trustee, of Holders of such Certificates representing more than 50% of the Voting Rights of all the Class A, Class B, Class C, Class D and Class E Certificates.

     (e) The Trustee shall act as judge of each election of an Extension Advisor, and, absent manifest error, the determination of the results of any such election by the Trustee shall be conclusive. Notwithstanding any other provisions of this Section 3.26, the Trustee may make such reasonable regulations as it may deem advisable for any such election. Upon election of a successor Extension Advisor, the Trustee shall promptly mail notice thereof by first class mail to the Depositor, the Servicer, the Special Servicer, the Mortgage Loan Seller, the Directing Certificateholder, the Underwriter, the Initial Purchaser, the Holders of the Subordinate Certificates and each of the Rating Agencies.

     (f) As compensation for performing its duties hereunder, the Extension Advisor shall be entitled to reimbursement of its reasonable out-of-pocket expenses and payment of $3,000 per extension, which amounts shall be paid pro rata by the Classes entitled to elect the Extension Advisor out of monies otherwise distributable to such Classes.

     SECTION 3.27.  Limitation on Liability of Extension Advisor and
                    ------------------------------------------------
Directing Certificateholder.
---------------------------

     The Extension Advisor will be acting solely as a representative of the interests of the Class A, Class B, Class C, Class D and Class E Certificateholders, and shall not have any responsibility or liability to the Trust Fund or any other Class or Classes of Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided,
                                                       --------
however, that this provision shall not protect the Extension Advisor
-------
against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of obligations or duties hereunder. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Extension Advisor may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates and that the Extension Advisor may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates and, absent willful misfeasance, bad faith, negligence or negligent disregard of obligations or duties on the part of the Extension Advisor, agrees to take no action against the Extension Advisor or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

     The Directing Certificateholder shall not have any responsibility or liability to the Trust Fund or any other Class or Classes of Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
          --------  -------
Directing Certificateholder against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of grossly negligent disregard of obligations or duties hereunder. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Directing Certificateholder may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates and that the Directing Certificateholder may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates and, absent willful misfeasance, bad faith, negligence or negligent disregard of obligations or duties on the part of the Directing Certificateholder, agrees to take no action against the Directing Certificateholder as a result of such a special relationship or conflict.

     SECTION 3.28.  Reports to the Securities and Exchange Commission;
                    --------------------------------------------------
Available Information.
---------------------

     (a) The Servicer shall prepare and sign, on behalf of the Depositor, any and all Exchange Act Reports; provided, however, that (i) the Depositor shall prepare, sign and file with the Commission the initial Form 8-K relating to the Trust Fund and (ii) the Special Servicer shall prepare and sign on behalf of the Depositor any Exchange Act Report which includes an Annual Compliance Report relating to the Special Servicer. Each Exchange Act Report shall be prepared as an exhibit or exhibits to a Form 8-K. Each Exchange Act Report consisting of an Annual Compliance Report shall be prepared as an exhibit to an Annual Report on Form 10-K and shall identify the aggregate number of Holders of Public Certificates and Depository Participants holding positions in Public Certificates as of December 31 (or the nearest Business Day if such date is not a Business Day) of the related year based on information provided by the Trustee.

     The Trustee shall provide the Servicer and the Special Servicer with a list of Certificateholders and Depository Participants holding Public Certificates as of December 31 of the related year no later than two Business Days prior to the date on which the Servicer or Special Servicer, as applicable, is required to deliver the related Exchange Act Report to the Trustee. For each Exchange Act Report, the Servicer or the Special Servicer, as applicable, shall prepare (i) a manually-signed paper version of such report and (ii) an electronic version of such report, which version shall be prepared as a Microsoft Word for Windows file (or in such other format as the Trustee and the Servicer or the Special Servicer may agree), provided, that, with respect to the electronic version of each Exchange Act Report consisting of a monthly Distribution Date Statement, the Servicer need only deliver an electronic version of the related Form 8-K and the Trustee shall attach an electronic version of the related monthly Distribution Date Statement thereto as an exhibit.

     Exchange Act Reports consisting of (i) a monthly Distribution Date Statement shall be filed within ten days after the related Distribution Date;
(ii) a Comparative Financial Status Report, Delinquent Loan Status Report, Historical Loss Estimate Report, Historical Loan Modification Report, REO Status Report, Operating Statement Analysis, NOI Adjustment Worksheet, Watch List, or report pursuant to Section 4.02(b) shall be filed within ten days after each Distribution Date; and (iii) an Annual Compliance Report shall be filed on or prior to March 15 of each calendar year. The Servicer (or the Special Servicer, as provided above) shall deliver electronic versions of each Exchange Act Report to the Trustee on a computer diskette or by means of electronic data transfer system mutually agreed upon by the Trustee and the Servicer or Special Servicer. The Trustee shall file each Exchange Act Report with the Commission by means of the "EDGAR" system in a manner and in a format required by Regulation S-T. Manually-signed copies of each Exchange Act Report shall be delivered by Trustee to the Depositor,
Attention:  Legal/Compliance/Colleen Graham.

     If any Exchange Act Report is incomplete by the date on which such report is required to be filed under the Exchange Act, the Servicer or, with respect to any Annual Compliance Report relating to the Special Servicer, the Special Servicer, shall prepare and execute a Form 12b-25 under the Exchange Act and shall deliver an electronic version of such form to the Trustee for filing with the Commission. The Servicer or the Special Servicer, as applicable, shall deliver the related report in electronic form to the Trustee when such information is available and such completed report shall be forwarded electronically by the Trustee to the Depositor. The Servicer shall be deemed not to be in default of Section 3.14 if it fails to deliver a USAP report at the required time provided that it complies with this paragraph.

     None of the Servicer, the Special Servicer and the Trustee shall (i) file a Form ID with respect to the Depositor or (ii) cause the Trust Fund to stop filing reports, statements and information with the Commission pursuant to this Section unless directed to do so by the Depositor or the continued reporting is prohibited under the Exchange Act or any regulations thereunder. Unless the Trustee receives written instructions from the Depositor to the contrary, upon receipt of information from the Trustee indicating that there are fewer than 300 Certificateholders and/or Depository Participants, in the aggregate, the Servicer shall prepare and the Trustee shall file a Form 15 relating to the Trust Fund with the Commission and send a copy thereof to the Depositor, Attention: Legal/Compliance/Colleen Graham.

     The Trustee shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited pursuant to the Exchange Act.

     (b) The Servicer shall, in accordance with such reasonable rules and procedures as it may adopt, also make available any additional information relating to the Loans, the Mortgaged Properties or the Borrowers, for review by the Depositor, the Rating Agencies and any other Persons to whom the Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by the related Loan.

     (c) The Servicer and the Special Servicer shall make available at its offices during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies and the Depositor) for review by the Depositor, the Trustee, the Rating Agencies, any Certificateholder, any Person identified to the Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Servicer or the Special Servicer, as applicable, believes such disclosure to be appropriate the following items: (i) all financial statements, occupancy information, rent rolls, retail sales information, average daily room rates and similar information received by the Servicer or the Special Servicer, as applicable, from each Borrower, (ii) the inspection reports prepared by or on behalf of the Servicer or the Special Servicer, as applicable, in connection with the property inspections pursuant to
Section 3.19, (iii) any and all modifications, waivers and amendments of the terms of a Loan entered into by the Servicer or the Special Servicer, as applicable and (iv) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance. Copies of any and all of the foregoing items shall be available from the Servicer or the Special Servicer, as applicable, or the Trustee, upon request. Copies of all such information shall be delivered by the Servicer or the Special Servicer, as applicable, semi-annually to the Certificate Owners of the Class I, Class J and Class K Certificates (as identified by the related Depository Participant and for so long as such Classes remain outstanding) at the address specified by such Certificate Owners; provided, however, that if beneficial ownership of the Class I, Class J and Class K Certificates resides in more than one Certificate Owner, the Servicer or the Special Servicer, as applicable, shall be responsible only for the expense of providing the first such copy of such information and shall be entitled to reimbursement from the Trust Fund for the expense of any additional copies so provided.

     (d) Notwithstanding the obligations of the Servicer set forth in the preceding provisions of this Section 3.28, the Servicer may withhold any information not yet included in a Form 8-K filed with the Commission or otherwise made publicly available with respect to which the Trustee or the Servicer has determined that such withholding is appropriate.

     (e) Notwithstanding any provisions in this Agreement to the contrary, the Trustee shall not be required to review the content of any Exchange Act Report for compliance with applicable securities laws or regulations, completeness, accuracy or otherwise, and the Trustee shall have no liability with respect to any Exchange Act Report filed with the Commission or delivered to Certificateholders. None of the Servicer, the Special Servicer and the Trustee shall be responsible for the accuracy or completeness of any information supplied by a Borrower or a third party for inclusion in any Form 8-K, and each of the Servicer, the Special Servicer and the Trustee and their respective Affiliates, agents, directors, officers and employees shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein. None of the Trustee, the Special Servicer and the Servicer shall have any responsibility or liability with respect to any Exchange Act Report filed by the Depositor, and each of the Servicer, the Special Servicer and the Trustee and their respective Affiliates, agents, directors, officers and employees shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein.

     SECTION 3.29.  Lock-Box Accounts and Servicing Accounts.
                    ----------------------------------------

     (a) The Servicer shall administer each Lock-Box Account, Cash Collateral Account and Servicing Account in accordance with the related Mortgage or Loan Agreement, Cash Collateral Account Agreement or Lock-Box Agreement, if any.

     (b) For any Loan that provides that a Lock-Box Account will be established upon the occurrence of certain events specified in the related Loan Documents, the Servicer (or, with respect to any Specially Serviced Loan, the Special Servicer) shall establish such Lock-Box Account upon the occurrence of such events unless the Servicer (or the Special Servicer, as applicable) determines, in accordance with the Servicing Standards, that such Lock-Box Account should not be established. Notwithstanding the foregoing, the Servicer (or the Special Servicer, as applicable) shall establish a Lock-Box Account for each ARD Loan no later than its Anticipated Repayment Date.

     SECTION 3.30.  Interest Reserve Account.
                    ------------------------

     (a) The Servicer shall establish, on or before the Closing Date, and maintain the Interest Reserve Account on behalf of the Lower-Tier REMIC. As of the Closing Date, the Interest Reserve Account shall be located at the offices of the Servicer. The Servicer shall give notice to the Trustee, the Special Servicer and the Depositor of the location of the Interest Reserve Account and, prior to any change thereof, any new location of the Interest Reserve Account. On each Servicer Remittance Date ending in any February and on any Servicer Remittance Date ending in any January which occurs in a year which is not a leap year, the Servicer shall deposit, in respect of each Actual/360 Loan, into the Interest Reserve Account, an amount withheld from the related Monthly Payment or Advance equal to one day's interest on the Stated Principal Balance of such Actual/360 Loan as of the Due Date occurring in the month preceding the month in which such Servicer Remittance Date occurs at the related Mortgage Rate, to the extent a full Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January and February (or, in the case of a leap year, in any February), "Withheld Amounts").

     (b) On each Servicer Remittance Date occurring in March, the Servicer shall withdraw from the Interest Reserve Account an amount equal to the Withheld Amounts from the preceding December and January Interest Accrual Periods, if any, and deposit such amount (excluding any net investment income thereon) into the Lower-Tier Distribution Account.

     SECTION 3.31.  Limitations on and Authorizations of the Servicer and
                    -----------------------------------------------------
Special Servicer with Respect to Certain Loans.
----------------------------------------------

     (a) Prior to taking any action with respect to a Loan secured by any Mortgaged Properties located in a "one-action" state or Aruba, the Special Servicer shall consult with legal counsel, the fees and expenses of which shall be an expense of the Trust Fund.

     (b) With respect to any Loan which permits the related Borrower, with the consent or grant of a waiver by the mortgagee, to incur additional indebtedness or to amend or modify the related Borrower's organizational documents, the Special Servicer may consent to either such action, or grant a waiver with respect thereto, only if the Special Servicer determines that such consent or grant of waiver is likely to result in a greater recovery on a present value basis (discounted at the related Mortgage Rate) than the withholding of such consent or grant of waiver, and the Special Servicer first obtains written confirmation from each Rating Agency that such consent or grant of waiver would not, in and of itself, result in a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. The Servicer shall not be entitled or required to consent to, or grant a waiver with respect to, either action. With respect to all ARD Loans, the Servicer shall apply (x) all Monthly Payments to interest (other than Excess Interest or Default Interest) under the related Loan prior to application to principal and (y) any other sums due, to principal or Excess Interest or Default Interest.

     (c) With respect to all ARD Loans, the Servicer and the Special Servicer shall not take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the maturity date of the related Loan. The foregoing shall not limit the Servicer and Special Servicer's obligation to establish a Lock-Box Account pursuant to Section 3.29.

     (d)  With respect to the Loans that (i) require earthquake insurance, or
(ii) (A) at the date of origination were secured by Mortgaged Properties on which the related Borrower maintained earthquake insurance and (B) have provisions which enable the Servicer to continue to require the related Borrower to maintain earthquake insurance, the Servicer shall require the related Borrower to maintain such insurance in the amount, in the case of clause (i), required by the Loan and in the amount, in the case of this clause (ii), maintained at origination, in each case, to the extent such amounts are available at commercially reasonable rates. Any determination by the Servicer that such insurance is not available at commercially reasonable rates with respect to a Loan for which any related Mortgaged Property has a "Probable Maximum Loss", bounded on the basis of 50 years, in excess of 20 shall be subject to confirmation by Fitch that such determination not to purchase such insurance will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates rated by Fitch.

     (e) (i) Within 10 days after the Closing Date, the Special Servicer shall notify Chubb Custom Insurance Company (together with any assignee, successor or subsequent insurer, the "Credit Lease Enhancement Policy Issuer") that both the Servicer and the Special Servicer shall be sent notices under each "Credit Lease Enhancement Policy". In the event that the Servicer has actual knowledge of any event (an "Insured Event") giving rise to a claim under any Credit Lease Enhancement Policy, the Servicer shall notify the Special Servicer thereof within three Business Days after learning of such event. The Special Servicer shall prepare and file a "proof of loss" form with the Credit Lease Enhancement Policy Issuer within five Business Days after receiving notice of any Insured Event under the related policy and shall diligently process any claims under such policy in accordance with the Servicing Standards. The Special Servicer shall give notice to the Servicer of any claim made under any Credit Lease Enhancement Policy and of any Credit Lease Enhancement Policy Termination Event of which the Servicer does not already have notice.

     (ii) In the event that the Servicer receives notice of any abatement, rescission, cancellation, termination, contest, legal process, arbitration or disavowal of liability with respect to any Credit Lease Enhancement Policy (each, a "Credit Lease Enhancement Policy Termination Event"), the Servicer shall, within three Business Days after receipt of such notice, notify the Special Servicer of such Credit Lease Enhancement Policy Termination Event in writing. Upon receipt of such notice, the Special Servicer shall, notwithstanding that the servicing of the related Loan may not have been transferred to the Special Servicer in accordance with Section 3.21 hereof, address such Credit Lease Enhancement Policy Termination Event in accordance with the Servicing Standards. Any legal fees incurred in connection with a resolution of a Credit Lease Enhancement Policy Termination Event shall be paid by the Servicer and shall be reimbursable to it as a Trust Fund expense.

     (f) The Servicer shall not consent to a change of franchise affiliation with respect to the Hyatt Aruba Mortgage Loan unless it obtains written confirmation from the Rating Agencies that such change of franchise affiliation would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates.

     (g) None of the Servicer, the Special Servicer or the Trustee shall consent to any bankruptcy filing with respect to Beachfront Funding B.V.

     (h) The Trustee agrees that, in connection with the Hyatt Aruba Mortgage Loan, it shall (i) serve as or appoint one of the board members of the Stichting Administratiekantoor Beachfront Funding B. V., a Netherlands foundation (the "Foundation"), that will serve as the sole shareholder of Beachfront Funding B.V., the borrower under the Hyatt Aruba Mortgage Loan,
(ii) take all actions necessary for the administration of the Foundation in accordance with the organizational documents thereof and (iii) abstain from voting on any matter other than a matter that by the terms of the Articles of Incorporation of the Foundation or the Administration Conditions thereof requires the unanimous consent of the members of the board of the Foundation. The Trustee shall vote in favor of any transfer of depositary receipts issued by the Foundation for shares in the share capital of Beachfront Funding B.V. so long as such transfer is to an affiliate of the Depositor, and the Trustee shall vote against any other transfer of such depositary receipts. The Trustee shall give its written consent without a meeting to such resolutions as shall reasonably be requested in writing by the other board members, acting unanimously, for the purpose of taking ministerial actions to administer the Foundation, including without limitation the hiring of an agent in The Netherlands to maintain a registered office for the Foundation in The Netherlands and take other ministerial actions on behalf of the Foundation.

     Upon the resignation or replacement of the Trustee and the appointment of a successor Trustee, the Trustee that is resigning or being replaced shall also resign, and shall cause any board member appointed by it to resign, as a board member of the Foundation, effective upon the appointment of its replacement. Any successor Trustee shall upon its succession replace or appoint a replacement for the resigning or replaced Trustee or its appointee as a board member of the Foundation, and each of the resigning or replaced Trustee and successor Trustee shall take all actions reasonably necessary to effectuate the foregoing.

     (i) The Servicer shall not consent to, (w) the amendment or modification of any Loan, (x) the incurrence by any Borrower of any debt,
(y) the amendment by any Borrower of such Borrower's organizational documents or (z) any action on the part of a Borrower that would activate, with respect to the Loan, any due-on-sale clause pursuant to Section 3.08(a) or any due-on encumberance clause pursuant to Section 3.08(b). The Servicer shall promplty forward to the Special Servicer any request by the Servicer from a Borrower for any such consent.

     SECTION 3.32.  REMIC Administration.
                    --------------------

     (a) The Trustee shall make an election to treat each of the Lower-Tier REMIC and the Upper-Tier REMIC as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. To the extent the affairs of the Trust Fund are within their control, the Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in either of the Lower-Tier REMIC or the Upper-Tier REMIC other than the Uncertificated Lower-Tier Interests (excluding the Class LR Certificates) and the Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Holder of the Class LR Certificate is hereby designated, and by the acceptance of the Class LR Certificate agrees to act, as Tax Matters Person for the Lower-Tier REMIC. Any Holder of the Class LR Certificate must at all times hold a 100% Percentage Interest therein. The Holder of the Class R Certificate is hereby designated, and by the acceptance of the Class R Certificate agrees to act, as Tax Matters Person for the Upper-Tier REMIC.

     (d) The Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns.

     (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to either REMICs created hereunder and shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

     (f) The Trustee shall provide (i) upon request by any Transferor of a Class LR or Class R Certificate such information to such Transferor and the IRS as is (x) reasonably necessary for the application of any tax relating to the transfer of a Class LR or Class R Certificate to any Person who is not a Permitted Transferee or (y) otherwise required to be provided by Treasury Regulation Section 1.860E-2 (and in the time and manner required to be provided to such person under such Regulation), (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of the REMICs.

     (g) The Trustee shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do so). None of the Servicer, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of the Lower- Tier REMIC or the Upper-Tier REMIC to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) cause the Lower-Tier REMIC or the Upper-Tier
REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax under the REMIC Provisions upon either the Lower-Tier REMIC or the Upper-Tier REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to any of the REMICs created hereunder, cause either REMIC to fail to qualify as a REMIC or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

     (h) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement and such breach is not caused by the breach of another party, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement and such breach is not caused by the breach of another party and (iii) otherwise, against amounts on deposit in the Certificate Account, and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Optimal Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted an Uncovered Prepayment Interest Shortfall.

     (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (j) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to either REMIC unless the Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in either REMIC will not cause either REMIC to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which either REMIC will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section 8650G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) For the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in the Upper-Tier REMIC would be reduced to zero is the Rated Final Distribution Date.

     (m) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of
Collateralized Debt Obligations" (or applicable successor form) for both the Lower-Tier REMIC and the Upper-Tier REMIC.

     (n) None of the Trustee, the Servicer or the Special Servicer shall sell or dispose of any of the Loans (except in connection with (i) the default, imminent default or foreclosure of a Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of either REMIC, (iii) the termination of either REMIC pursuant to Article X of this Agreement or (iv) a purchase of Loans pursuant to Article II of this Agreement) nor acquire any assets for either REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to either REMIC after the Closing Date, unless it has received an Opinion of Counsel that such sale or disposition will not affect adversely the status of either REMIC as a REMIC.

     (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium and projected cash flow of the Certificates. In addition, the Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

     (p) The Trustee shall be entitled to reasonable compensation and to the reimbursement of its reasonable expenses incurred in the performance of its duties under this Section 3.32 as may be agreed upon by the Trustee and the Depositor, provided that the Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax- related Opinion of Counsel or other professional advice requested by the Trustee for the benefit or protection of the Certificateholders.


                             (End of Article III)

                                  ARTICLE IV

                       ------------------------------
                        PAYMENTS TO CERTIFICATEHOLDERS


     SECTION 4.01.  Distributions.
                    -------------

     (a) On each Distribution Date, to the extent of the General Available Distribution Amount and the Private Loan Available Distribution Amount for such Distribution Date, the Trustee shall transfer such amounts from the Lower-Tier Distribution Account to the Upper-Tier Distribution Account in the amounts and priorities set forth in Section 4.01(b) with respect to each class of Uncertificated Lower-Tier Interests, and immediately thereafter, shall make distributions thereof from the Upper-Tier Distribution Account in the following order of priority, satisfying in full, to the extent required and possible, each priority before making any distribution with respect to any succeeding priority:

     (I)  from the General Available Distribution Amount:

          (A) in respect of interest, concurrently, (i) to the Class A-1A, Class A-1B and Class A-1C Certificates, such Classes' respective Optimal Interest Distribution Amounts for such Distribution Date and (ii) to the Class A-X Certificates, the Class A-X Group 1 Interest Distributable Amount for such Distribution Date, any insufficiency therein being allocated among such Classes in proportion to such Optimal Interest Distribution Amounts and such Class A-X Group 1 Interest Distributable Amount;

          (B) to the Class A-1 Certificates, in reduction of the Certificate Balances thereof, an amount up to the General Principal Distribution Amount for such Distribution Date, in the following order of priority:

               first, to the Class A-1A Certificates, until the Certificate Balance thereof is reduced to zero;

               second, to the Class A-1B Certificates, until the Certificate Balance thereof is reduced to zero; and

               third, to the Class A-1C Certificates, until the Certificate Balance thereof is reduced to zero;

          (C) to the Class A-1A, Class A-1B and Class A-1C Certificates, pro rata (based upon the aggregate unreimbursed Collateral Support Deficit previously allocated to each such Class), until all amounts of such Collateral Support Deficit previously allocated to such Classes, but not previously reimbursed, have been reimbursed in full; and

     (II) from the sum of (x) the General Available Distribution Amount remaining after giving effect to the distributions made on such Distribution Date pursuant to clause (I) above and (y) the Private Loan Available Distribution Amount for such Distribution Date:

          (A) in respect of interest, concurrently, (i) to the Class A-2 Certificates, the Optimal Interest Distribution Amount for such Class for such Distribution Date and (ii) to the Class A-X Certificates, (x) on or before the Class A-1 Payoff Date, the sum of (1) the Class A-X Group 2 Interest Distributable Amount for such Distribution Date and (2) the Class A-X Group 2 Unpaid Interest Carryforward Amount for such Distribution Date and (y) after the Class A-1 Payoff Date, the Optimal Interest Distribution Amount for the Class A-X Certificates for such Distribution Date, any insufficiency therein being allocated between such Classes in proportion to their respective interest entitlements for such Distribution Date, as described in this clause (A);

          (B) to the Class A-2 Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date, until such Certificate Balance has been reduced to zero; and

          (C) to the Class A-2 Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class A-2 Certificates, but not previously reimbursed, have been reimbursed in full;

          (D) to the Class B Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (E) to the Class B Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (F) to the Class B Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class B Certificates, but not previously reimbursed, have been reimbursed in full;

          (G) to the Class C Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (H) to the Class C Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (I) to the Class C Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class C Certificates, but not previously reimbursed, have been reimbursed in full:

          (J) to the Class D Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (K) to the Class D Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (L) to the Class D Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class D Certificates, but not previously reimbursed, have been reimbursed in full;

          (M) the Class E Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such Distribution Date;

          (N) to the Class E Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (O) to the Class E Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class E Certificates, but not previously reimbursed, have been reimbursed in full;

          (P) to the Class F Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (Q) to the Class F Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (R) to the Class F Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class F Certificates, but not previously reimbursed, have been reimbursed in full;

          (S) to the Class G Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (T) to the Class G Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (U) to the Class G Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class G Certificates, but not previously reimbursed, have been reimbursed in full;

          (V) to the Class H Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (W) to the Class H Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (X) to the Class H Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class H Certificates, but not previously reimbursed, have been reimbursed in full;

          (Y) to the Class I Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (Z) to the Class I Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (AA) the Class I Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class I Certificates, but not previously reimbursed, have been reimbursed in full;

          (AB) to the Class J Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (AC) to the Class J Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (AD) to the Class J Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class J Certificates, but not previously reimbursed, have been reimbursed in full;

          (AE) to the Class K Certificates, in respect of interest, the Optimal Interest Distribution Amount for such Class for such
     Distribution Date;

          (AF) to the Class K Certificates, in reduction of the Certificate Balance thereof, an amount up to the Remaining Principal Distributable Amount for such Distribution Date until such Certificate Balance has been reduced to zero;

          (AG) to the Class K Certificates, until all amounts of Collateral Support Deficit previously allocated to the Class K Certificates, but not previously reimbursed, have been reimbursed in full; and

          (AH) to the Class R Certificates, the amount, if any, of the General Available Distribution Amount and Private Loan Available Distribution Amount remaining in the Upper-Tier Distribution Account with respect to such Distribution Date.

     (b) On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions from the Lower-Tier Distribution Account in respect of principal or reimbursement of Collateral Support Deficit in an amount equal to the amount of principal or reimbursement of Collateral Support Deficit distributable to such Uncertificated Lower-Tier Interest's respective Class of Related Certificates as provided in Sections 4.01(a) and
(c). Between each Distribution Date, each Uncertificated Lower-Tier Interest shall accrue interest in an amount equal to the principal balance of each such Uncertificated Lower-Tier Interest multiplied by the Combined Weighted Average Net Mortgage Rate. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the amount of interest that will actually be distributed in respect of such Uncertificated Lower-Tier Interest's Related Certificate and such Uncertificated Lower-Tier Interest's corresponding Class A-X Component. In all events, the amount accrued in respect of each Uncertificated Lower-Tier Interest less the amount actually distributed in respect of such Uncertificated Lower-Tier Interest should equal the sum of (i) the Interest Shortfall Amount allocated to such Uncertificated Lower-Tier Interest's Related Certificates, (ii) the Interest Shortfall Amount allocated to the Class A-X Certificates and attributable to such Uncertificated Lower-Tier Interest and (iii) any Certificate Deferred Interest allocated to such Uncertificated Lower-Tier Interest. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal, interest and reduction of Collateral Support Deficit with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount"
and shall be made by the Trustee by         ------------------------------
depositing such Lower-Tier Distribution Amount in the Upper-Tier Distribution Account.

     As of any date, payments of principal in respect of the Loans and the Collateral Support Deficit will be allocated to the Uncertificated Lower-Tier Interests such that the sum of the principal balance of each Uncertificated Lower-Tier Interest and the amount of Collateral Support Deficit allocated to such Class of Uncertificated Lower-Tier Interests equals the Certificate Balance of the Related Certificates with respect thereto and the amount of Collateral Support Deficit allocated to such Class of Related Certificates. The initial principal balance of each Uncertificated Lower-Tier Interest equals the respective Original Lower-Tier Principal Amount. The pass-through rate with respect to each Uncertificated Lower-Tier Interest will be the rate per annum set forth in the Preliminary Statement hereto.

     Interest Shortfall Amounts allocated to the Class A-X Certificates shall be attributed first to the most senior Uncertificated Lower-Tier Interest outstanding to the extent of its Class A-X Component and then to the next most senior Uncertificated Lower-Tier Interest to the extent of its Class A-X Component until all such amounts are allocated. Any amounts so allocated shall have the same seniority as payments due the Class A-X Certificates. Interest shall be treated as accrued rather than paid on an Uncertificated Lower-Tier Interest to the extent that its Related Class of Certificates is treated as earning Certificate Deferred Interest, and any such interest shall be added to the principal balance of such Uncertificated Lower-Tier Interest so as to cause its principal balance to conform to the principal balance of its Related Class of Certificates. Any amount that remains in the Lower-Tier Distribution Account on each Distribution Date after distribution of the Lower-Tier Distribution Amount shall be distributed to the Holders of the Class LR Certificates (but only to the extent of the General Available Distribution Amount and the Private Loan Available Distribution Amount for such Distribution Date remaining in the Lower-Tier Distribution Account, if any). Prepayment Interest Shortfalls shall be allocated to each class of Uncertificated Lower-Tier Interests on the basis of their respective interest entitlements.

     (c) Notwithstanding the foregoing, on each Distribution Date occurring on or after the Credit Support Crossover Date, the General Principal Distribution Amount will be distributed, pro rata, to the Class A-1A, Class A-1B and Class A-1C Certificates in proportion to such Classes' respective Certificate Balances, in reduction thereof, until the Certificate Balance of each such Class has been reduced to zero and, thereafter, to the Class A-2 Certificates until the Certificate Balance of such Class has been reduced to zero.

     (d) On each Distribution Date, the Trustee shall withdraw from the Lower-Tier Distribution Account an aggregate amount equal to all Prepayment Premiums and Yield Maintenance Charges actually collected on the Loans or any REO Loans during the related Due Period and shall distribute such amount to all Uncertificated Lower-Tier Interests pro rata in proportion to their outstanding principal balances.

     (e) On each Distribution Date, the Servicer will deposit all Prepayment Premiums in the Lower-Tier Distribution Account for payment to the Uncertificated Lower-Tier Interests pro rata in proportion to their respective principal balances. On each Distribution Date, until the Certificate Balances of the Class A, Class B, Class C, Class D and Class E Certificates have each been reduced to zero, the Trustee shall withdraw any amounts on deposit in the Upper-Tier Distribution Account that represent Prepayment Premiums actually collected on Loans or REO Loans during the related Due Period and remitted in respect of the Uncertificated Lower-Tier Interests pursuant to Section 4.01(d), and shall distribute to each Class of Class A-1A, Class A-1B, Class A-1C, Class A-2, Class B, Class C, Class D and Class E Certificates then outstanding an amount equal to the product of (a) a fraction whose numerator is the amount distributed as principal to such Class from the General Available Distribution Amount pursuant to Section 4.01(a) on such Distribution Date and whose denominator is the total amount of principal distributed to all Classes of Certificates from the General Available Distribution Amount pursuant to Section 4.01(a) on such Distribution Date,
(b) 25% and (c) the total amount of such Prepayment Premiums collected during the related Due Period. Any Prepayment Premiums received during the related Due Period with respect to the Loans or REO Loans remitted in respect of Uncertificated Lower-Tier Interests pursuant to Section 4.01(d) and remaining after such distributions shall be distributed on the Class A-X Certificates.

     On each Distribution Date, the Servicer will deposit all Yield Maintenance Charges in the Lower-Tier Distribution Account for payment to the Uncertificated Lower-Tier Interests pro rata in proportion to their respective principal balances. On each Distribution Date, until the Certificate Balances of the Class A, Class B, Class C, Class D and Class E Certificates have each been reduced to zero, the Trustee shall withdraw any amounts on deposit in the Upper-Tier Distribution Account that represent Yield Maintenance Charges actually collected on Loans or REO Loans (in each case, other than the Private Loan) during the related Due Period and remitted in respect of Uncertificated Lower-Tier Interests pursuant to Section 4.01(d), and shall distribute to each Class of Class A-1A, Class A-1B, Class A-1C, Class A-2, Class B, Class C, Class D and Class E Certificates an amount equal to the product of (a) a fraction whose numerator is the amount distributed as principal to such Class from the General Available Distribution Amount pursuant to Section 4.01(a) on such Distribution Date and whose denominator is the total amount of principal distributed to all Classes of Certificates from the General Available Distribution Amount pursuant to
Section 4.01(a) on such Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and such Class of Certificates and (c) the aggregate amount of such Yield Maintenance Charges collected on such principal prepayment during the related Due Period. Any Yield Maintenance Charges received during the related Due Period with respect to the Loans or REO Loans (in each case, other than the Private Loan), remitted in respect of the Uncertificated Lower-Tier Interests pursuant to Section 4.01(d) and remaining after such distributions shall be distributed on the Class A-X Certificates.

     On each Distribution Date, until the Certificate Balances of the Class A-2 Certificates has been reduced to zero, the Trustee shall withdraw any amounts on deposit in the Upper-Tier Distribution Account that represent Yield Maintenance Charges actually collected on the Private Loan or related REO Loan during the related Due Period and remitted in respect of the Uncertificated Lower-Tier Interests pursuant to Section 4.01(d), and shall distribute to the Class A-2 Certificates an amount equal to the product of
(a) a fraction whose numerator is the amount distributed as principal to such Class from the Private Loan Available Distribution Amount pursuant to Section 4.01(a) on such Distribution Date and whose denominator is the total amount of principal distributed to all Classes of Certificates from the Private Loan Available Distribution Amount pursuant to Section 4.01(a) on such Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and the Class A-2 Certificates and (c) the aggregate amount of such Yield Maintenance Charges collected on such principal prepayment during the related Due Period. Any Yield Maintenance Charges received during the related Due Period with respect to the Private Loan or related REO Loan, remitted in respect of the Uncertificated Lower-Tier Interests pursuant to
Section 4.01(d) and remaining after such distribution shall be distributed on the Class A-X Certificates.

     Following the reduction of the Certificate Balances of the Class A, Class B, Class C, Class D and Class E Certificates to zero, the Trustee shall distribute 100% of any Yield Maintenance Charges and Prepayment Premiums actually received during the related Due
Period with respect to the Loans and remitted in respect of Uncertificated Lower-Tier Interests pursuant to Section 4.01(d), to the Class A-X Certificates.

     (f) On any applicable Distribution Date, Excess Interest for such Distribution Date shall be distributed to the Class V-1 Certificates.

     (g) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding
                                     --- ----
Certificates in such Class based on their respective Percentage Interests. Except as otherwise specifically provided in Sections 4.01(h), 4.01(i) and 9.01, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with written wiring instructions no less than five (5) Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates) and is the registered owner of Certificates with an aggregate initial Certificate Balance (or in the case of the Class A-X Certificates, a Notional Balance) of at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of Collateral Support Deficit previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor, the Servicer, the Special Servicer, the Underwriter or the Initial Purchaser shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (h) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any amount of Collateral Support Deficit previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, no later than two Business Days following the related P&I Advance Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(h).

     (i) Distributions in reimbursement of Collateral Support Deficit previously allocated to the Regular Certificates shall be made in the amounts and manner specified in Section 4.01(a) to the Holders of the respective Class otherwise entitled to distributions of interest and principal on such Class on the relevant Distribution Date; provided, that
                                         --------
all distributions in reimbursement of Collateral Support Deficit previously allocated to a Class of Certificates which has since been retired shall be to the prior Holders that surrendered the Certificates of such Class upon retirement thereof and shall be made by check mailed to the address of each such prior Holder last shown in the Certificate Register. Notice of any such distribution to a prior Holder shall be made in accordance with Section 10.05 at such last address. The amount of the distribution to each such prior Holder shall be based upon the aggregate Percentage Interest evidenced by the Certificates surrendered thereby. If the check mailed to any such prior Holder is returned uncashed, then the amount thereof shall be set aside and held uninvested in trust for the benefit of such prior Holder, and the Trustee shall attempt to contact such prior Holder in the manner contemplated by Section 4.01(h) as if such Holder had failed to surrender its Certificates.

     (j) Shortfalls in the General Available Distribution Amount or the Private Loan Available Distribution Amount resulting from Prepayment Interest Shortfalls not covered by compensation to the Servicer pursuant to the last paragraph of Section 3.11(a) shall be allocated to each Class of Regular Certificates, pro rata, based on the Accrued Certificate Interest Amount distributable to each such Class. The amount by which the servicing compensation is to be reduced in connection with Prepayment Interest Shortfalls pursuant to the last paragraph of Section 3.11(a) shall be deposited by the Servicer into the Certificate Account on or prior to the Servicer Remittance Date.

     Shortfalls in the General Available Distribution Amount or the Private Loan Available Distribution Amount resulting from unanticipated Trust Fund indemnification expenses incurred pursuant to Section 6.03 and Section 8.05 shall be allocated to each Class of Regular Certificates, pro rata, based on the Accrued Certificate Interest Amount distributable to each such Class. Unanticipated indemnification expenses which are applied to each Class of Certificates shall be allocated to the Uncertificated Lower-Tier Interests corresponding to such Classes.

     SECTION 4.02.  Statements to Certificateholders; Reports by Trustee;
                    -----------------------------------------------------
Other Information Available to the Holders and Others.
-----------------------------------------------------

     (a) On each Distribution Date, based solely upon the information regarding the Loans set forth in the Servicer Remittance Report prepared by the Servicer and the other reports prepared by the Servicer and Special Servicer relating to such Distribution Date, and only to the extent such information is provided to the Trustee by the Servicer or Special Servicer, the Trustee shall prepare and forward, by first class mail to each Holder of a Certificate, with copies to the Depositor, the Servicer, the Special Servicer, the Underwriter and each Rating Agency a written report (a "Distribution Date Statement") setting forth the following information with:

       (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates applied to reduce the respective Certificate Balance thereof;

      (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates allocable to
(A) such Class's Optimal Interest Distribution Amount and, separately stated, the portion thereof representing the Unpaid Interest Shortfall Amount for such Class, (B) Prepayment Premiums and (C) Yield Maintenance Charges;

     (iii) separately stated, the aggregate amounts of Uncovered Prepayment Interest Shortfalls, Certificate Deferred Interest, Extension Advisor fees and indemnification expenses of the Trust Fund allocable to the Holders of each Class of Certificates on such Distribution Date;

      (iv) the aggregate Certificate Balance or aggregate Notional Balance, as the case may be, of each Class of Regular Certificates, before and after giving effect to the distributions made on such Distribution Date, separately identifying any reduction in the aggregate Certificate Balance (or, in the case of the Class A-X Certificates, the aggregate Notional Balance) of each such Class due to any Collateral Support Deficit;

       (v) the Pass-Through Rate for each Class of Certificates applicable to such Distribution Date;

      (vi) the number of outstanding Loans and the aggregate unpaid principal balance of the Loans at the close of business on the related Distribution Date;

     (vii) the number and aggregate unpaid principal balance of Loans (A) delinquent one Due Period, (B) delinquent two Due Periods, (C) delinquent three or more Due Periods, (D) that are Specially Serviced Loan that are not delinquent, or (E) as to which foreclosure proceedings have been commenced;

    (viii) with respect to any REO Loan as to which the related Mortgaged Property became an REO Property during the preceding calendar month, the city, state, property type, latest Debt Service Coverage Ratio, Stated Principal Balance and the unpaid principal balance of such Loan as of the date it became an REO Loan;

      (ix) as to any Loan repurchased by the Mortgage Loan Seller or otherwise liquidated or disposed of during the related Due Period, (A) the Loan Number of the related Loan and (B) the amount of proceeds of any repurchase of a Loan, Liquidation Proceeds and/or other amounts, if any, received thereon during the related Due Period and the portion thereof included in the related General Available Distribution Amount for such Distribution Date;

       (x) with respect to any REO Property included in the Trust Fund at the close of business on the related Due Date (A) the Loan Number of the related Loan, (B) the value of such REO Property based on the most recent appraisal or valuation, and (C) the aggregate amount of income and other revenues collected by the Special Servicer with respect to such REO Property during the related Due Period and the portion thereof included in the related General Available Distribution Amount for such Distribution Date;

      (xi) with respect to any REO Property sold or otherwise disposed of during the related Due Period and for which a Final Recovery Determination has been made, (A) the Loan Number of the related Loan, (B) the amount of sale proceeds and other amounts, if any, received in respect of such REO Property during the related Due Period and the portion thereof included in the related General Available Distribution Amount for such Distribution Date and (C) the date of the Final Recovery Determination;

     (xii) the aggregate amount of Principal Prepayments (other than Liquidation Proceeds and Insurance and Condemnation Proceeds) made during the related Due Period;

    (xiii) the amount of Servicing Advances and P&I Advances outstanding (net of reimbursed Advances) which have been made by the Servicer, the Special Servicer or the Trustee in the aggregate and by Mortgaged Property or Loan, as the case may be;

     (xiv) the aggregate amount of Servicing Fees, Special Servicing Fees and other servicing compensation retained by or paid to the Servicer and the Special Servicer during the related Due Period;

      (xv) the amount of any Appraisal Reduction Amounts allocated during the related Due Period on a loan-by-loan basis; the total Appraisal Reduction Amounts allocated during the related Due Period; and the total Appraisal Reduction Amounts as of such Distribution Date on a loan-by-loan basis; and

     (xvi)  the Collateral Support Deficit, if any for such Distribution
Date.

     In the case of information furnished pursuant to subclauses (i), (ii) and (iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per $1,000 of original Certificate Balance or Notional Balance, as the case may be.

     On each Distribution Date, the Trustee shall forward to each Holder of a Class R or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to
Section 4.02(a)(ii) above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates held by Persons other than Holders exempted from the reporting requirements and information regarding the expenses of the Trust. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

     (b) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder, each prospective investor in a Certificate (upon written request and certification by a Certificate Owner), the Depositor, the Servicer, the Special Servicer, the Underwriter, and each Rating Agency a report containing information regarding the Loans as of the end of the related Due Period (after giving effect to Principal Prepayments and other collections of principal required to be distributed on such Distribution Date), which report shall contain substantially the categories of information regarding the Loans set forth in the Prospectus Supplement under the caption "Description of the Loans--Certain Terms and Conditions of the Mortgage Loans" (reported, where applicable, solely on the basis of the most recent relevant information provided by the Borrowers to the Servicer or the Special Servicer, as the case may be, and by the Servicer or the Special Servicer, as the case may be, to the Trustee), which shall also include a loan-by-loan listing (in descending balance order) showing loan name, property type, location, unpaid principal balance, Mortgage Rate, paid through date, maturity date, net interest portion of the Monthly Payment, principal portion of the Monthly Payment and any Prepayment Premium. Such report shall be made available electronically in accordance with the provisions of Section 4.02(d); provided, however, that the Trustee will provide Certificate Owners with a written copy of such report upon written request.

     (c) On each Distribution Date, the Trustee shall deliver or shall cause to be delivered by first class mail to each Certificateholder, each prospective investor in a Certificate (upon written request and certification by a Certificate Owner), the Depositor, the Underwriter and each Rating Agency a copy of the Comparative Financial Status Report, the Delinquent Loan Status Report, the Historical Loss Estimate Report, the Historical Loan Modification Report, the REO Status Report and a Watch List provided by the Servicer to the Trustee pursuant to Section 3.12 on the Servicer Remittance Date. The information that pertains to Specially Serviced Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the Servicer at least two Business Days prior to the related Servicer Remittance Date. Absent manifest error, (i) none of the Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Servicer, the Special Servicer or the Trustee, as applicable, (ii) the Trustee shall not be responsible for the accuracy or completeness of any information supplied to it by the Servicer or Special Servicer that is included in any reports, statements, materials or information prepared or provided by the Servicer or Special Servicer, as applicable, and (iii) the Trustee shall be entitled to conclusively rely upon the Servicer's reports and the Special Servicer's reports without any duty or obligation to recompute, verify or re-evaluate any of the amounts or other information stated therein.

     The Trustee shall deliver a copy of each Operating Statement Analysis report and NOI Adjustment Worksheet that it receives from the Servicer and Special Servicer to the Depositor, the Underwriter and each Rating Agency promptly after its receipt thereof. Upon written request therefor, the Trustee shall make such reports available to the Certificateholders and the Special Servicer. Upon written request therefor, the Trustee shall also make available any NOI Adjustment Worksheet for a Mortgaged Property or REO Property in the possession of the Trustee to any potential investor in the Certificates.

     (d) The Trustee shall make available at its offices, during normal business hours, upon not less than two Business Days' prior written notice, for review by any Certificateholder, any prospective investor in a Certificate, the Depositor, the Servicer, the Special Servicer, any Rating Agency, and any other Person to whom the Depositor believes such disclosure is appropriate, originals or copies of documents relating to the Loans and any related REO Properties to the extent in its possession, including, without limitation, the following items (except to the extent prohibited by applicable law or by the terms of any of the Mortgage Documents): (i) this Agreement and any amendments thereto; (ii) all Distribution Date Statements delivered to the Certificateholders since the Closing Date; (iii) all annual Officers' Certificates and all accountants' reports delivered by the Servicer or Special Servicer to the Trustee since the Closing Date regarding compliance with the relevant agreements; (iv) the most recent property inspection report prepared by or on behalf of the Servicer or the Special Servicer in respect of each Mortgaged Property; (v) the most recent annual (or more frequent, if available) operating statements, rent rolls (to the extent such rent rolls have been made available by the related Borrower) and/or lease summaries and retail sales information, if any, collected by or on behalf of the Servicer or the Special Servicer in respect to each Mortgaged Property; (vi) any and all modifications, waivers and amendments of the terms of a Loan entered into by the Servicer and/or the Special Servicer; (vii) any and all Officers' Certificates and other evidence delivered to or by the Trustee to support the Servicer's or the Trustee's, as the case may be, determination that any Advance, if made, would be a Nonrecoverable Advance; and (viii) any other materials not otherwise required to be provided hereunder provided to a requesting Certificateholder as provided in this Agreement in situations where such requesting Certificateholder declined to enter into a confidentiality agreement with the Servicer. Copies of any and all of the foregoing items will be available from the Trustee upon written request therefor. The Trustee will be permitted to require payment by the requesting party (other than a Rating Agency) of a sum sufficient to cover the reasonable costs and expenses of making such information available and providing any copies thereof. The Trustee's obligation under this Section 4.02(d) to make available any document is subject to the Trustee's receipt of such document.

     The Trustee will make available each month, to any interested party, the Distribution Date Statement and any other reports referred to in Section 4.02(c) hereof via the Trustee's unrestricted electronic bulletin board. In addition, the Trustee will also make Loan information as presented in the CSSA100 format available each month, to any Certificateholder, Certificate Owner, the Rating Agencies, the parties hereto or any interested party who has obtained approval from the Depositor, which approval has been furnished to the Trustee, such Loan information provided to Trustee in suitable format via the Trustee's restricted electronic bulletin board. The Servicer may, but is not required to, make available the Distribution Date Statements via the Internet.

     The Trustee shall be obligated to deliver the statements, reports and information contemplated by Section 4.02 only to the extent it receives the necessary underlying information from the Servicer or the Special Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee, the Servicer or the Special Servicer to violate any applicable law prohibiting disclosure of information with respect to any Borrower and the failure of the Trustee, the Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

     SECTION 4.03.  P&I Advances.
                    ------------

     (a) On or before 1:00 p.m., New York City time, on each P&I Advance Date, the Servicer shall (i) deposit into the Distribution Accounts from its own funds an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Certificate Account that are not required to be part of either Available Distribution Amounts for such Distribution Date or (iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made. Any amounts held in the Certificate Account not required to be a part of the General Available Distribution Amount or the Private Loan Available Distribution Amount for such Distribution Date and so used to make P&I Advances shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Certificate Account on or before the next succeeding P&I Advance Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and/or interest in respect of which such P&I Advances were made). The Servicer shall notify the Trustee by a certificate of the Servicing Officer of (i) the aggregate amount of P&I Advances for a Distribution Date and (ii) the amount of any Nonrecoverable P&I Advances for such Distribution Date, on or before three (3) Business Days prior to such Distribution Date.

     (b) Subject to Section 4.03(c) and (e) below, the aggregate amount of P&I Advances to be made by the Servicer with respect to any Distribution Date shall equal the aggregate of: (i) all Monthly Payments (in each case, net of related Seller-Servicer Fees and Servicing Fees), other than Balloon Payments, that were due during any related Due Period and delinquent as of the close of business on the Business Day preceding the related P&I Advance Date (or not advanced by any Sub-Servicer on behalf of the Servicer) and
(ii) with respect to each Loan as to which the related Balloon Payment was due during or prior to the related Due Period and was delinquent as of the end of the related Due Period (including any REO Loan as to which the Balloon Payment would have been past due), an amount equal to the Assumed Scheduled Payment therefor. Subject to subsection (c) below, the obligation of the Servicer to make such P&I Advances is mandatory and, with respect to any Loan or REO Loan, shall continue until the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event with respect thereto are to be distributed.

     (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. On the fourth Business Day before each Distribution Date, the Special Servicer shall report to the Servicer the Special Servicer's determination as to whether each P&I Advance made with respect to any previous Distribution Date or required to be made with respect to such Distribution Date with respect to any Specially Serviced Loan or REO Loan is a Nonrecoverable P&I Advance. The Servicer shall be entitled to conclusively rely on such determination.

     (d) In connection with the recovery of any P&I Advance out of the Certificate Account pursuant to Section 3.05(a), the Servicer shall be entitled to pay itself or the Trustee, as the case may be, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, accrued on the amount of such P&I Advance from the date made to but not including the date of reimbursement. The Servicer shall reimburse itself or the Trustee, as the case may be, for any outstanding P&I Advance as soon as practicably possible after funds available for such purpose are deposited in the Certificate Account.

     (e) Notwithstanding the foregoing, (i) neither the Servicer nor the Trustee shall be required or permitted to make an advance for Penalty Charges, Prepayment Premiums, Yield Maintenance Charges, Balloon Payments or Excess Interest, (ii) the amount required to be advanced in respect of delinquent Monthly Payments and Assumed Scheduled Payments on any Loan that has been subject to an Appraisal Reduction will equal, with respect to any Distribution Date, the amount that would be required to be advanced by the Servicer without giving effect to the Appraisal Reduction less the Appraisal Reduction Amount for such Distribution Date, and (iii) if the monthly payment on any Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, and the monthly payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Servicer shall, as to such Loan only, advance only the amount of the Monthly Payment due and owing after taking into account such reduction (net of related Seller-Servicer Fees and Servicing Fees), in the event of subsequent delinquencies thereon.

     (f) Upon receipt of notice of a Credit Lease Enhancement Policy Termination Event, the Servicer shall:

          (i) Maintain a record of all payments by the related Credit Lease Enhancement Policy Issuer (the aggregate amount already paid at such time, together with all subsequent payments made from time to time thereafter, under the Credit Lease Enhancement Policy, the "Credit Lease Enhancement Policy Exposure");

          (ii) Make no P&I Advance with respect to the related Loan to the extent that such P&I Advance, taking into account any Credit Lease Enhancement Policy Exposure, would constitute a Nonrecoverable P&I Advance;

          (iii) Upon determination that any P&I Advance (or portion thereof) or payment by the Credit Lease Enhancement Policy Issuer (or portion thereof), taking into account the Credit Lease Enhancement Policy Exposure, with respect to such Loan would be a Nonrecoverable Advance, deposit into an account (the "Enhancement Policy Escrow Account") established and maintained by the Servicer as an Eligible Account all payments made under the related Credit Lease Enhancement Policy after the date of such determination until the date on which ultimate responsibility (as between the Trust Fund and the Credit Lease Enhancement Policy Issuer) for payments with respect to such Credit Lease Enhancement Policy Termination Event is finally resolved. Amounts deposited in the Enhancement Policy Escrow Account shall be invested in Permitted Investments selected by the Servicer pursuant to Section 3.06;

          (iv) In the event any payment (or portion thereof) made by such Credit Lease Enhancement Policy Issuer is subsequently determined, in accordance with the dispute resolution procedures set forth in the related Credit Lease Enhancement Policy or pursuant to any legal process or settlement by the Special Servicer of any claim by such Credit Lease Enhancement Policy Issuer, to be reimbursable to such issuer, (a) remit to such issuer the amount on deposit in the Enhancement Policy Escrow Account (up to the amount owed to the issuer), (b) make a P&I Advance of any remaining amount owed to the issuer and (c) promptly pay the amount of such P&I Advance to such issuer under the Credit Lease Enhancement Policy with respect to such Credit Lease Enhancement Policy Termination Event. If such P&I Advance is determined to be a Nonrecoverable P&I Advance, the Servicer shall nevertheless make such P&I Advance to the related Credit Lease Enhancement Policy Issuer to reimburse it for amounts paid out under the Credit Lease Enhancement Policy as provided above, but the Servicer shall be entitled to immediately reimburse itself from general funds available in the Certificate Account for such P&I Advance as a Trust Fund expense. If such P&I Advance is not determined to be a Nonrecoverable P&I Advance, the Servicer shall be repaid therefor out of the proceeds of the related Loan.

          (v) In the event any payment (or portion thereof) made by such Credit Lease Enhancement Policy Issuer and deposited into the
     Enhancement Policy Escrow Account is subsequently determined to have been properly payable to the Trust Fund, then the Servicer shall deposit into the Certificate Account the amount on deposit in the Enhancement Policy Escrow Account, (net of any interest and investment income realized on funds on deposit therein that, pursuant to Section 3.06(a), is to be applied to pay interest on Advances made with respect to, or other expenses of the Trust Fund allocable to, the related Loan) together with any payments in the nature of damages relating to non-payment under such Credit Lease Enhancement Policy, as recoveries with respect to such Loan.

     SECTION 4.04.  Allocation of Collateral Support Deficit.
                    ----------------------------------------

     (a) On each Distribution Date, immediately following the distributions to be made on such date pursuant to Section 4.01 and the allocation of Certificate Deferred Interest pursuant to Section 4.06, the Trustee shall calculate the amount, if any, by which (i) the aggregate Stated Principal Balance of the Loans and any REO Loans expected to be outstanding immediately following such Distribution Date is less than (ii) the then aggregate Certificate Balance of the Regular Certificates after giving effect to distributions of principal on such Distribution Date and the allocation of Certificate Deferred Interest pursuant to Section 4.06 (any such deficit, the "Collateral Support Deficit"). Any allocation of Collateral Support Deficit
 --------------------------
to a Class of Regular Certificates shall be made by reducing the Certificate Balance thereof by the amount so allocated. Any Collateral Support Deficit allocated to a Class of Regular Certificates shall be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. The allocation of Collateral Support Deficit shall constitute an allocation of losses and other shortfalls experienced by the Trust Fund. Reimbursement of previously allocated Collateral Support Deficit will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

     (b) On each Distribution Date, the Certificate Balances of the Regular Certificates will be reduced without distribution as a write-off to the extent of any Collateral Support Deficit, if any, allocable to such Certificates with respect to such Distribution Date. Any such write-off shall be allocated among the respective Certificates as follows: first,
                                                                  -----
to the Class K Certificates; second, to the Class J Certificates; third,
                             ------                               -----
to the Class I Certificates; fourth, to the Class H Certificates; fifth,
                             ------                               -----
to the Class G Certificates; sixth, to the Class F Certificates; seventh,
                             -----                               -------
to the Class E Certificates, eighth, to the Class D Certificates, ninth,
                             ------                               -----
to the Class C Certificates, tenth, to the Class B Certificates, in each
                             -----
case, until the remaining Certificate Balance of each such Class of Certificates has been reduced to zero. Following the reduction of the Certificate Balances of all such Classes to zero, any remaining portion of such Collateral Support Deficit shall be allocated to the Class A-2 Certificates, in reduction of the Certificate Balance thereof, but only to the extent that such Certificate Balance is not reduced to an amount that is less than the outstanding principal balance of the Private Loan. Thereafter, any remaining Collateral Support Deficit shall be allocated among the Class A-1A, Class A-1B and Class A-1C Certificates, pro rata (based upon such Classes' respective Certificate Balances), until the remaining Certificate Balances of such Classes have been reduced to zero. Any Collateral Support Deficit allocated to a Class of Certificates will be allocated among respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     (c) With respect to any Distribution Date, any Collateral Support Deficit allocated to a Class of Certificates pursuant to Section 4.04(b) with respect to such Distribution Date shall reduce the Lower-Tier Principal Amounts of the Related Uncertificated Lower-Tier Interest with respect thereto as a write-off.

     SECTION 4.05.  Appraisal Reductions.
                    --------------------

     The aggregate Appraisal Reductions will be allocated by the Trustee on each Distribution Date to the Certificate Balance of the Class K, Class J, Class I, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, up to the amount of their respective Certificate Balances, for purposes of determining (x) the amount of P&I Advances with respect to the related Loans, (y) Voting Rights and (z) the identity of the Controlling Class. On any Distribution Date, an Appraisal Reduction that otherwise would be allocated to a Class of Certificates will be allocated to the next most subordinate Class to the extent that the Certificate Balance on such Distribution Date for such
Class of Certificates (prior to taking the Appraisal Reduction into account) is less than the Appraisal Reduction for such Distribution Date.

     On the third Business Day by 4:00 p.m. New York City time immediately preceding each Distribution Date with respect to which one or more Appraisal Reductions exist, the Servicer shall notify the Trustee in writing of such Appraisal Reductions and by the close of business of the second Business Day immediately preceding each such Distribution Date, the Trustee shall identify to the Servicer in writing each Class of Subordinate Certificates to which one or more Appraisal Reductions will be allocated on such Distribution Date, the applicable Pass-Through Rate of each such Class, and the amount of Appraisal Reductions allocated to each such Class.

     SECTION 4.06.  Certificate Deferred Interest.
                    -----------------------------

     (a) On each Distribution Date, the amount of interest distributable to a Class of Certificates (other than the Class A-X Certificates) shall be reduced by an amount equal to the amount of Mortgage Deferred Interest for all Loans for the Due Dates occurring in the related Due Period allocated to such Class of Certificates, such Mortgage Deferred Interest to be allocated first to the Class K Certificates, second to the Class J Certificates, third to the Class I Certificates, fourth to the Class H Certificates, fifth to the Class G Certificates, sixth to the Class F Certificates, seventh to the
Class E Certificates, eighth to the Class D Certificates, ninth to the Class C Certificates, tenth to the Class B Certificates, and eleventh, if the Certificate Balance of each Class of Class A-1 Certificates is zero, to the Class A-2 Certificates. If, however, the Certificate Balance of at least one Class of Class A-1 Certificates is not zero, then any amounts representing Certificate Deferred Interest after allocation thereof to the Subordinate Certificates in accordance with the preceding sentence, if attributable to the Private Loan, will be allocated to the Class A-2 Certificates and, if attributable to the Loans other than the Private Loan, will be allocated to the Class A-1 Certificates pro rata on the basis of the Class A-1
                           --- ----
Certificates' respective Accrued Certificate Interest Amounts for such Distribution Date.

     (b) On each Distribution Date, the Certificate Balances of the Class A-1A, Class A-1B, Class A-1C, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J and Class K Certificates shall be increased (except for the purposes of determining Voting Rights or the identity of the Controlling Class) by the amount of the Certificate Deferred Interest allocated to such Class of Certificates on such Distribution Date pursuant to Section 4.06(a) above.

     (c) With respect to any Distribution Date, any Certificate Deferred Interest with respect to such Distribution Date allocated pursuant to
Section 4.06(a) to a Class of Certificates shall be allocated in reduction of the amount of interest distributable to the Related Uncertificated Lower-Tier Interest with respect thereto. On each Distribution Date, to the extent provided in Section 4.06(b), Certificate Deferred Interest will be added to the Lower-Tier Principal Amount of the Uncertificated Lower-Tier Interests in the same manner as the interest thereon was reduced pursuant to the preceding sentence.

     SECTION 4.07.  Grantor Trust Reporting.
                    -----------------------
     The parties intend that the portions of the Trust Fund consisting of the Excess Interest and the Excess Interest Distribution Account shall constitute, and that the affairs of the Trust Fund (exclusive of the Upper Tier REMIC and the Lower Tier REMIC) shall be conducted so as to qualify such portion as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to Class V-1 Certificateholders and shall file or cause to be filed with the Internal Revenue Service together with Form 1041 or such other form as may be applicable, income with respect to their applicable share of Excess Interest in the case of the Class V-1 Certificates at the time or times and in the manner required by the Code.

                             (End of Article IV)

                                  ARTICLE V

                               THE CERTIFICATES
                              ----------------

     SECTION 5.01.  The Certificates.
                    ----------------

     (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1 through and including A-12. The Certificates will be issuable in registered form only; provided, however,
                                          --------  -------
that in accordance with Section 5.03 beneficial ownership interests in the Regular Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Class R and Class LR Certificates will each be issuable in one or more registered, definitive physical certificates (each, a "Definitive Certificate") substantially in
                                ----------------------
the form of Certificates of each Class and with such applicable legends as are set forth in the Exhibits hereto corresponding to such Class. Each Certificate will share ratably in all rights of the related Class.

     The Class A-X Certificates will be issuable only in Denominations of authorized initial Notional Balance of not less than $100,000 and integral multiples of $10,000 in excess thereof. If the initial Notional Amount does not equal an integral multiple of $10,000, then a single additional Class A-X Certificate may be issued in a Denomination of not less than $100,000 that includes the excess of (i) such initial Notional Amount over (ii) the largest integral multiple of $10,000 that does not exceed such Certificate Balance. The Regular Certificates (other than the Class A-X Certificates) will be issuable only in Denominations of authorized initial Certificate Balance of not less than $10,000, and integral multiples of $1,000 in excess thereof.
If the Certificate Balance of any Class of Regular Certificates (other than the Class A-X Certificates) does not equal an integral multiple of $1,000, then a single additional certificate of such Class may be issued in a Denomination of not less than $10,000 that includes the excess of (i) such initial Certificate Balance over (ii) the largest integral multiple of $1,000 that does not exceed such Certificate Balance. The Class V-1 and Class LR Certificates will be issuable only in one or more Definitive Certificates in denominations representing Percentage Interests of not less than 20%. The Class LR Certificates will be issuable only in one Definitive Certificate in a denomination representing a Percentage Interest of 100%.

     With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (a) set
                  ------------
forth on the face thereof or, (b) set forth on a schedule attached thereto or
(c) in the case of any beneficial interest in a Book-Entry Certificate, the interest of the related Certificate Owner in the applicable Class of Certificates as reflected on the books and records of the Depository or related Depository Participants, as applicable, (ii) expressed in terms of initial Certificate Balance or initial Notional Balance, as applicable, and
(iii) be in an authorized denomination, as set forth above. The Book-Entry Certificates will be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Certificate Owners will hold interests in the Book-Entry Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations as set forth in the above.

     No Certificate Owner of a Book-Entry Certificate of any Class thereof will be entitled to receive a Definitive Certificate representing its interest in such Class, except as provided in Section 5.03 herein. Unless and until Definitive Certificates are issued in respect of a Class of Book-Entry Certificates, beneficial ownership interests in such Class of Certificates will be maintained and transferred on the book-entry records of the Depository and Depository Participants, and all references to actions by Holders of such Class of Certificates will refer to action taken by the Depository upon instructions received from the related registered Holders of Certificates through the Depository Participants in accordance with the Depository's procedures and, except as otherwise set forth herein, all references herein to payments, notices, reports and statements to Holders of such Class of Certificates will refer to payments, notices, reports and statements to the Depository or its nominee as the registered Holder thereof, for distribution to the related registered Holders of Certificates through the Depository Participants in accordance with the Depository's procedures.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Registrar by an authorized officer.
Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, is hereby initially appointed Authenticating Agent with power to act on the Trustee's behalf in the authentication and delivery of the Certificates in connection with transfers and exchanges as herein provided. If the Authenticating Agent resigns or is terminated, the Trustee shall appoint a successor Authenticating Agent which may be the Trustee or an Affiliate thereof.

     (c) Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage.

     SECTION 5.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Trustee, the Special Servicer and the Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     If the Servicer resigns or is removed in accordance with the terms hereof, and The Chase Manhattan Bank resigns as Certificate Registrar, the Trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Trustee, the Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register; provided, however, in no event shall
                                        --------  -------
the Certificate Registrar be required to maintain in the Certificate
Register the names of Certificate Owners.

     The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Servicer, the Trustee, the Special Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at its office maintained at 450 West 33rd Street, New York, New York 10001, or at the Corporate Trust Office, if the Trustee is the Certificate Registrar (the "Registrar Office") together with an
                                --------- ------
assignment and transfer (executed by the Holder or his duly authorized attorney).

     Subject to the requirements of Sections 5.02(b), (c) and (d), the Certificate Registrar shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination as the Definitive Certificate being surrendered. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e). Each Certificate surrendered for registration of transfer shall be canceled, and the Certificate Registrar shall hold such canceled Certificates in accordance with its standard procedures.

     (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer (other than one by the Depositor to an Affiliate thereof) is to be made in reliance upon an exemption from the Securities Act, and under the applicable state securities laws, then either: (i) the Certificate Registrar shall require that the transferee deliver to the Certificate Registrar an investment representation letter (the "Investment Representation Letter"), which
                            --------------------------------
Investment Representation Letter shall certify, among other things, that the transferee is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer"),
                       -----------------------------
substantially in the form of Exhibit C attached hereto, and the Certificate Registrar may also require that the transferee deliver to the Certificate Registrar an Opinion of Counsel if such transferee is not a Qualified Institutional Buyer or (ii) if the certifications described in the preceding clause (i) cannot be provided, (a) the Certificate Registrar shall require an Opinion of Counsel reasonably satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from registration or qualification under the Securities Act, applicable state securities laws and other relevant laws, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Depositor or the Trustee and
(b) the Certificate Registrar shall require the transferor to execute a certification in form and substance satisfactory to the Certificate Registrar setting forth the facts surrounding such transfer; provided,
                                                   --------
however, that a transfer of a Non-Registered Certificate of any such
-------
Class may be made to a trust if the transferor provides to the Certificate Registrar and to the Trustee a certification that interests in such trust may only be transferred subject to requirements substantially to the effect set forth in this Section 5.02.

     The Servicer will furnish, or cause to be furnished, upon the request of any Holder of Non-Registered Certificates, to a prospective purchaser of such Non-Registered Certificates who is a Qualified Institutional Buyer, such information as is specified in paragraph (d)(4) of Rule 144A with respect to the Trust Fund, unless, at the time of such request, the entity with respect to which such information is to be provided is subject to the reporting requirements of Section 15(d) of the Exchange Act. None of the Depositor, the Trustee, the Servicer or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee, the Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Unless the Certificate Registrar determines otherwise in accordance with applicable law and the rules and procedures of, or applicable to, the Depository (the "Depository Rules"), transfers of a beneficial
                         ----------------
interest in a Book-Entry Certificate representing an interest in a Non-Registered Certificate that is not rated in one of the top four categories by a nationally recognized statistical rating organization to a Qualified Institutional Buyer may be effectuated only by means of an "SRO Rule 144A System" approved for such purpose by the Commission.

     Unless the Non-Registered Certificates have been registered under the Securities Act, each of the Non-Registered Certificates shall bear a legend substantially to the following effect:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

          THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE CERTIFICATE REGISTRAR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

          THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE
          OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER
          AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM
          OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT IF SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER, AND MAY ALSO BE REQUIRED TO
          DELIVER AN OPINION OF COUNSEL IF SUCH TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A.

     (c) With respect to the Subordinate Certificates, no sale, transfer, pledge or other disposition by any Holder of any such Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the proposed purchaser or transferee of such Certificate substantially in the form of Exhibit G attached hereto, to the effect that such proposed purchaser or transferee is not (a) an employee benefit plan subject to the fiduciary responsibility provisions of ERISA or
Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law")
                                                       -----------
which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each a "Plan") or (b) a person acting on behalf of or
                     ----
using the assets of any such Plan (including an entity whose underlying assets include Plan assets by reason of investment in the entity by such Plan and the application of Department of Labor Regulation Section 2510.3-101), other than an insurance company using the assets of its general account under circumstances whereby the purchase and holding of such Certificates by such insurance company would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60 or
(ii) if such Certificate is presented for registration in the name of a purchaser or transferee that is any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee, the Certificate Registrar and the Depositor to the effect that the acquisition and holding of such Certificate by such purchaser or transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA, the prohibited transaction provisions of the Code or the provisions of any Similar Law, will not constitute or result in a "prohibited transaction" within the meaning of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Trustee, the Certificate Registrar, the Servicer, the Special Servicer, the Extension Advisor, the Underwriter, the Initial Purchaser or the Depositor to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any such Similar Law) in addition to those set forth in the Agreement.

     The Certificate Registrar shall not register the sale, transfer, pledge or other disposition of any such Certificate unless the Certificate Registrar has received either the representation letter described in clause (i) above or the Opinion of Counsel described in clause (ii) above. The costs of any of the foregoing representation letters or Opinions of Counsel shall not be borne by any of the Depositor, the Servicer, the Special Servicer, the Trustee and the Trust Fund. Each Certificate Owner of a Subordinate Certificate shall be deemed to represent that it is not a Person specified in clauses (a), or (b) above. Any transfer, sale, pledge or other disposition of any such Certificates that would constitute or result in a prohibited transaction under ERISA, Section 4975 of the Code or any Similar Law, or would otherwise violate the provisions of this Section 5.02(c) shall be deemed absolutely null and void ab initio, to the
                                -- ------
extent permitted under applicable law.

     So long as any of the Class of Certificates remains outstanding, the Servicer will make available, or cause to be made available, upon written request with sufficient notice during normal business hours, to any Holder and any Person to whom any such Certificate of any such Class of Certificates may be offered or sold, transferred, pledged or otherwise disposed of by such Holder, information with respect to the Servicer, the Special Servicer or the Loans reasonably necessary to the provision of an Opinion of Counsel described in this Section 5.02(c).

     (d) (i)   Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause
(ii) below to deliver payments to a Person other than such Person. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) No Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Disqualified Organization or agent thereof (including a nominee, middleman or similar person) (an "Agent"), a Plan or a Person acting on behalf of or
               -----
investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited
                                                         ----------------
Holder") or a Non-U.S. Person and shall promptly notify the Servicer, the
------
Trustee and the Certificate Registrar of any change or impending change to such status;

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and no Transfer of any Residual Certificate shall be registered until the Certificate Registrar receives, an affidavit substantially in the form attached hereto as Exhibit D-1 (a "Transfer Affidavit") from the
              ------------------
proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is not a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them;

               (C) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (b) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected; and

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit from any prospective Transferee to whom such Person attempts to transfer its Ownership
          Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a letter substantially in the form attached hereto as Exhibit D-2 (a "Transferor Letter")
                                             -----------------
certifying that, among other things, it has no actual knowledge that such prospective Transferee is a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person.

           (ii) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
     Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this
     Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Servicer, the Authenticating Agent and the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
     Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          (iii) The Servicer shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, upon written request of the Trustee, all information in its possession and necessary to compute any tax imposed as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization or Agent thereof, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate.

     (e) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the Holder of any Definitive Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized denomination) by surrendering such Certificate at the Registrar Office or at the office of any successor Certificate Registrar or transfer agent appointed by the Certificate Registrar, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange.

     Following a proper request for transfer or exchange, the Certificate Registrar shall, within five (5) Business Days of such request if made at such Registrar Office, or within ten (10) Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at such Registrar Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request in writing, a Definitive Certificate or Certificates, as the case may require, for a like aggregate Denomination and in such Denomination or Denominations as may be requested. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of 15 days preceding any Distribution Date.

     (f) In the event a Responsible Officer of the Certificate Registrar becomes aware that a Definitive Certificate (other than a Definitive Certificate issued in exchange for a Certificate representing an interest in the Class A-1A, Class A-1B or Class A-1C Certificates) or a beneficial interest in a Book-Entry Certificate representing a Non-Registered Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall have the right, but not the obligation, to void such transfer, if permitted under applicable law, or to require the investor to sell such Definitive Certificate or beneficial interest in such Book-Entry Certificate to an Eligible Investor within 14 days after notice of such determination and each Certificateholder by its acceptance of a Certificate authorizes the Certificate Registrar to take such action.

     (g) The Certificate Registrar shall provide notice to the Trustee, the Servicer, the Special Servicer, and the Depositor of each transfer of a Certificate and to provide each such Person with an updated copy of the Certificate Register on or about January 1st and July 1st of each year, commencing January 1, 1998.

     (h) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.02. With respect to any transfer or exchange of any Certificate, the Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer or exchange.

     (i) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall hold such canceled Certificates in accordance with its standard procedures.

     SECTION 5.03.  Book-Entry Certificates.
                    -----------------------

     (a) The Regular Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection (c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in subsection (c) below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each
Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) The Trustee, the Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to some or all of the Classes, or
(iii) the Trustee determines that Definitive Certificates are required in accordance with the provisions of Section 5.03(e), the Trustee shall notify the affected Certificate Owners, through the Depository with respect to all Classes, any Class or any portion of any Class of the Certificates, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.

     Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository or any custodian acting on behalf of the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, within five (5) Business Days of such request if made at the Registrar Office, or within ten (10) Business Days if made at the office of a transfer agent (other than the Certificate Registrar), the Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Servicer, the Trustee, the Special Servicer, the Authenticating Agent and the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Certificates, the registered Holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

     (d) The Book-Entry Certificates (i) shall be delivered by the Certificate Registrar to the Depository, or pursuant to the Depository's instructions, and shall be registered in the name of Cede & Co. and
(ii) shall bear a legend substantially to the following effect:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW
          YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR
                             ---
FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     The Book-Entry Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

     (e) If the Trustee has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of all or any portion of the Certificates evidenced by Book-Entry Certificates, the Trustee may in its sole discretion determine that such Certificates shall no longer be represented by such Book-Entry Certificates. In such event, the Certificate Registrar will execute, the Authenticating Agent will authenticate and the Certificate Registrar will deliver, in exchange for such Book-Entry Certificates, Definitive Certificates in a Denomination equal to the aggregate Denomination of such Book-Entry Certificates to the party so requesting such Definitive Certificates. In such event, the Trustee shall notify the affected Certificate Owners and make appropriate arrangements for the effectuation of the purpose of this clause.

     (f) Upon acceptance for exchange or transfer of a beneficial interest in a Book-Entry Certificate for a Definitive Certificate, as provided herein, the Certificate Registrar shall endorse on a schedule affixed to the related Book-Entry Certificate (or on a continuation of such schedule affixed to such Book-Entry Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Book-Entry Certificate equal to the Denomination of such Definitive Certificate issued in exchange therefor or upon transfer thereof.

     (g) If a Holder of a Definitive Certificate wishes at any time to transfer such
Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Book-Entry Certificate, such transfer may be effected only in accordance with Depository Rules and this Section 5.03(g). Upon receipt by the Certificate Registrar at the Registrar Office of (i) the Definitive Certificate to be transferred with an assignment and transfer pursuant to Section 5.02(a), (ii) written instructions given in accordance with Depository Rules directing the Certificate Registrar to credit or cause to be credited to another account a beneficial interest in the related Book-Entry Certificate, in an amount equal to the Denomination of the Definitive Certificate to be so transferred, (iii) a written order given in accordance with the Depository Rules containing information regarding the account to be credited with such beneficial interest and (iv) if the affected Certificate is a Non-Registered Certificate an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Certificate Registrar shall cancel such Definitive Certificate, execute and deliver a new Definitive Certificate for the Denomination of the Definitive Certificate not so transferred, registered in the name of the Holder or the Holder's transferee (as instructed by the Holder), and the Certificate Registrar shall instruct the Depository or the custodian holding such Book-Entry Certificate on behalf of the Depository to increase the Denomination of the related Book-Entry Certificate by the Denomination of the Definitive Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding Denomination of such Book-Entry Certificate.

     SECTION 5.04.  Mutilated, Destroyed, Lost or Stolen Certificates.
                    -------------------------------------------------
     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.05.  Persons Deemed Owners.
                    ---------------------
     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agents of any of them may treat the person in whose name such Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and none of the Depositor, the Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them shall be affected by notice to the contrary except as provided in Section 5.02(d).


                              (End of Article V)

                                  ARTICLE VI

                              THE DEPOSITOR, THE
                      SERVICER AND THE SPECIAL SERVICER
                     ---------------------------------

     SECTION 6.01.  Liability of the Depositor, the Servicer and the
                    ------------------------------------------------

Special Servicer.
----------------

     The Depositor, the Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Servicer and the Special Servicer herein.

     SECTION 6.02.  Merger, Consolidation or Conversion of the Depositor,
                    -----------------------------------------------------
the Servicer or the Special Servicer.
-------------------------------------

     (a) Subject to subsection (b) below, the Depositor, the Servicer and the Special Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation or organization, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Loans and to perform its respective duties under this Agreement.

     (b) The Depositor, the Servicer and the Special Servicer each may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Servicer or the Special Servicer, shall be the successor of the Depositor, the Servicer and the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper (other than an assumption agreement wherein the successor shall agree to perform the obligations of and serve as the Depositor, the Servicer or the Special Servicer, as the case may be, in accordance with the terms of this Agreement) or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such
                                                 --------  -------
merger, consolidation or succession will not or has not resulted in a withdrawal, downgrading or qualification of the then current ratings of the Classes of Certificates that have been so rated (as evidenced by a letter to such effect from each Rating Agency).

     SECTION 6.03.  Limitation on Liability of the Depositor, the
                    ---------------------------------------------
Servicer, the Special Servicer and Others.
------------------------------------------

     (a) Neither the Depositor, the Trustee (whether acting in such capacity or as the Authenticating Agent or the Certificate Registrar), the Servicer, the Special Servicer, the Extension Advisor nor any of the Affiliates, directors, officers, employees or agents of any of the foregoing shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided,
                                                             --------
however, that this provision shall not protect the Depositor, the Trustee,
-------
the Servicer, the Special Servicer, the Extension Advisor or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of grossly negligent disregard of obligations and duties hereunder. The Depositor, the Servicer, the Special Servicer, the Trustee, the Extension Advisor and any director, officer, employee or agent of the Depositor, the Servicer, the Special Servicer or the Extension Advisor may rely in good faith on any
document of any kind which, prima facie, is          ----- -----
properly executed and submitted by any Person respecting any matters arising hereunder.

     The Depositor, the Servicer, the Special Servicer, the Trustee (whether acting in such capacity or as the Authenticating Agent, as the Certificate Registrar or as a board member of the Foundation), the Extension Advisor, the Directing Certificateholder and any Affiliate, director, officer, employee or agent of any of the foregoing shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Loans, the Stichting Documents or the Certificates, other than any loss, liability or expense:
(i) specifically required to be borne thereby pursuant to the terms hereof;
(ii) incurred in connection with any breach of a representation, warranty or covenant made by it herein; (iii) incurred by reason of bad faith, willful misconduct or negligence in the performance of its obligations or duties hereunder, or by reason of grossly negligent disregard of such obligations or duties or (iv) in the case of the Depositor and any of its directors, officers, employees and agents, incurred in connection with any violation by any of them of any state or federal securities law.

     (b) None of the Depositor, the Trustee (whether acting in such capacity or as the Authenticating Agent, as the Certificate Registrar or as a board member of the Foundation), the Servicer, the Special Servicer, the
Extension Advisor or the Directing Certificateholder shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided,  however
                                            --------   -------
that the Depositor, the Servicer, the Special Servicer, the Trustee, the Extension Advisor or the Directing Certificateholder may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer, the Special Servicer, the Trustee, the Extension Advisor and the Directing Certificateholder shall be entitled to be reimbursed therefor out of amounts attributable to the Loans on deposit in the Certificate Account as provided by Section 3.05(a).

     (c) Each of the Servicer and the Special Servicer agrees to indemnify the Depositor, the Trustee (whether acting in such capacity or as the Authenticating Agent or Certificate Registrar) and the Trust Fund and each other and any Affiliate, director, officer, employee or agent thereof, and hold them harmless, from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related out-of-pocket costs, judgments, and any other out-of-pocket costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of any willful misfeasance, bad faith or negligence of the Servicer or the Special Servicer, as the case may be, in the performance of its obligations and duties under this Agreement or by reason of grossly negligent disregard by the Servicer or the Special Servicer, as the case may be, of its duties and obligations hereunder or by reason of breach of any representations or warranties made herein.

     The Trustee, the Servicer, the Special Servicer or the Depositor, as the case may be, shall immediately notify the Servicer or the Special Servicer, as applicable, if a claim is made by a third party with respect to this Agreement or the Loans entitling it to indemnification hereunder, whereupon the Servicer or the Special Servicer, as the case may be, shall assume the defense of such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Servicer or the Special Servicer, as the case may be, shall not affect any rights any of the foregoing Persons may have to indemnification under this Agreement or otherwise, unless the Servicer's, or the Special Servicer's, as the case may be, defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the termination or resignation of the Servicer, the Trustee and the Special Servicer.

     The Depositor agrees to indemnify the Servicer and any Affiliate, director, officer, employee or agent thereof, and hold them harmless, from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related out-of-pocket costs, judgments, and any other out-of-pocket costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of any breach or failure in the performance of the Servicer's obligations and duties under this Agreement arising from or as a result of the inaccuracy of the Loan information provided by the Depositor to the Servicer via electronic mail. The Servicer shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement or the Loans entitling it to indemnification hereunder, whereupon the Depositor shall assume the defense of such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Depositor shall not affect any rights any of the foregoing Persons may have to indemnification under this Agreement or otherwise, unless the Depositor's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement.


     SECTION 6.04.  Depositor, Servicer and Special Servicer Not to
                    -----------------------------------------------
Resign.
------

     Subject to the provisions of Section 6.02, none of the Depositor, the Servicer and the Special Servicer shall resign from their respective obligations and duties hereby imposed on each of them except upon (a) a determination that such party's duties hereunder are no longer permissible under applicable law or (b) in the case of the Servicer or Special Servicer, upon the appointment of, and the acceptance of such appointment by, a successor Servicer or Special Servicer, as applicable and receipt by the Trustee of written confirmation from each applicable Rating Agency that such resignation and appointment will not cause such Rating Agency to downgrade, withdraw or qualify any of then current ratings assigned by such Rating Agency to any Class of Certificates. Any such determination permitting the resignation of the Depositor, the Servicer or the Special Servicer pursuant to above clause (a) above shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Servicer or the Special Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's or Special Servicer's, as applicable, responsibilities and obligations in accordance with Section 7.02.

     SECTION 6.05.  Rights of the Depositor in Respect of the Servicer and
                    ------------------------------------------------------
the Special Servicer.
--------------------

     The Depositor may, but is not obligated to, enforce the obligations of the Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer and the Special Servicer hereunder or exercise the rights of the Servicer or Special Servicer, as applicable, hereunder; provided, however, that the Servicer and the Special Servicer shall not be -------- ------- relieved of any of their respective obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer or the Special Servicer and is not obligated to supervise the performance of the Servicer or the Special Servicer under this Agreement or otherwise.


                             (End of Article VI)

                                 ARTICLE VII

                                   DEFAULT
                                   -------

     SECTION 7.01.  Events of Default; Servicer and Special Servicer
                    ------------------------------------------------
Termination.
-----------

     (a)  "Event of Default", wherever used herein, means any one of the
           ----------------
following events:

            (i)
                 any failure by the Servicer to make (x) any remittance (including a P&I Advance) required to be made by the Servicer to the Certificate Account, Servicing Account, Excess Interest Distribution Account, Interest Reserve Account or either Distribution Account by 4:00 p.m. New York City time on the Servicer Remittance Date or (y) any Servicing Advance when required to be made pursuant to this Agreement; or

           (ii) any failure by the Special Servicer to deposit into, or to remit to the Servicer for deposit into, or the Servicer to make a required deposit into the Certificate Account or the REO Account, or to deposit into, or to remit to the Trustee for deposit into, the Lower-Tier Distribution Account any amount required to be so deposited or remitted by the Servicer or the Special Servicer, as the case may be, pursuant to, and at the time specified by, the terms of this Agreement; or

          (iii) any failure on the part of the Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer or the Special Servicer contained in this Agreement which continues unremedied for a period of 30 days (15 days in the case of a failure to pay the premium for any Insurance Policy required to be maintained hereunder) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Special Servicer, as the case may be, by any other party hereto, or to the Servicer, the Special Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; provided, however, that with
                                              --------  -------
     respect to any such failure which is not curable within such 30-day period or 15-day period, as applicable, the Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days to effect such cure so long as the Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within such initial 30-day period or 15-day period, as applicable, and has diligently pursued, and is continuing to pursue, a full cure; or

           (iv) any breach on the part of the Servicer or the Special Servicer of any representation or warranty contained in Section 3.23 or
     Section 3.24, as applicable, which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer or the Special Servicer, as the case may be, by the Depositor or the Trustee, or to the Servicer, the Special Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

            (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (vi) the Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or the Special Servicer or of or relating to all or substantially all of its property; or

          (vii) the Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

         (viii) the Trustee shall have received written notice from any of the Rating Agencies that the continuation of the Servicer or Special Servicer, as the case may be, has resulted, or would result, in and of itself, in a downgrading, qualification or withdrawal of the then-current rating on any Class of Certificates that are rated by a Rating Agency if the Servicer or Special Servicer, as the case may be, is not replaced.

     (b) If any Event of Default with respect to the Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") shall occur and be continuing, then, and in each
 ----------------
and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, shall, terminate, by notice in writing to the Defaulting Party, with a copy of such notice to the Depositor, all of the rights and obligations of the Defaulting Party under this Agreement and in and to the Loans and the proceeds thereof; provided, however, that the Defaulting Party shall be
--------  -------
entitled to the payment of accrued and unpaid compensation and reimbursement through the date of such termination as provided for under this Agreement for services rendered and expenses incurred.

     From and after the receipt by the Defaulting Party of such written notice, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise.

     The Servicer and Special Servicer each agree that if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than 20 Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records requested by it to enable it to assume the Servicer's or the Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Servicer's or the Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, the transfer within five (5) Business Days to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Servicer to the Certificate Account or any Servicing Account (if it is the Defaulting Party) or by the Special Servicer to the REO Account (if it is the Defaulting Party) or thereafter be received with respect to the Loans or any REO Property (provided, however, that the Servicer and the Special Servicer each shall, -------- ------- if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances (in the case of the Servicer) or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination).

     (c) The Holder or Holders of more than 50% of the aggregate Certificate Balance of the then Controlling Class shall be entitled to terminate the rights and obligations of the Special Servicer under this Agreement, with or without cause, upon ten (10) Business Days notice to the Special Servicer, the Servicer and the Trustee, and to appoint a successor Special Servicer; provided, however, that (i) such successor
--------  -------
will meet the requirements set forth in Section 7.02 and (ii) as evidenced in writing by each of the Rating Agencies, the proposed successor of such Special Servicer will not, in and of itself, result in a downgrading, withdrawal or qualification of the then current ratings provided by the Rating Agencies in respect to any Class of then outstanding Certificates that is rated. No penalty or fee shall be payable to the Special Servicer with respect to any termination pursuant to this Section 7.01(c).

     (d) The Servicer and Special Servicer shall, from time to time, take all such actions as are required by them in order to maintain their respective status as an approved servicer and special servicer, as applicable and as pertains to this transaction, with each of the Rating Agencies.

     SECTION 7.02.  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

     On and after the time the Servicer or the Special Servicer, as the case may be, either resigns pursuant to the first sentence of Section 6.04 or receives a notice of termination for cause pursuant to Section 7.01(a), and provided that no acceptable successor has been appointed, the Trustee shall be the successor to the Servicer or Special Servicer, as the case may be, in all respects in its capacity as Servicer or Special Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties, liabilities and limitations on liability relating thereto and that arise thereafter placed on or for the benefit of the Servicer or Special Servicer by the terms and provisions hereof; provided, however, that any failure to perform such
        --------  -------
duties or responsibilities caused by the terminated party's failure under
Section 7.01 to provide information or moneys required hereunder shall not be considered a default by such successor hereunder.

     The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen prior to its termination as Servicer, and the appointment of a successor Special Servicer shall not affect any liability of the predecessor Special Servicer which may have arisen prior to its termination as Special Servicer. The Trustee in its capacity as successor to the Servicer or the Special Servicer, as the case may be, shall not be liable for any of the representations and warranties of the Servicer or the Special Servicer, respectively, herein or in any related document or agreement, for any acts or omissions of the predecessor Servicer or Special Servicer or for any losses incurred by the Servicer pursuant to
Section 3.06 hereunder, nor shall the Trustee be required to purchase any Loan hereunder.

     As compensation therefor, the Trustee as successor Servicer shall be entitled to the Servicing Fees and all fees relating to the Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder, including but not limited to any income or other benefit from any Permitted Investment pursuant to Section 3.06, and as successor to the Special Servicer shall be entitled to the Special Servicing Fees to which the Special Servicer would have been entitled if the Special Servicer had continued to act hereunder. Should the Trustee succeed to the capacity of the Servicer or the Special Servicer, the Trustee shall be afforded the same standard of care and liability as the Servicer or the Special Servicer, as applicable, hereunder notwithstanding anything in Section 8.01 to the contrary, but only with respect to actions taken by it in its role as successor Servicer or successor Special Servicer, as the case may be, and not with respect to its role as Trustee hereunder.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to act as successor to the Servicer or Special Servicer, or shall, if it is unable to so act, or if the Trustee is not approved as a servicer or special servicer, as applicable, by each Rating Agency or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution which meets the criteria set forth herein, as the successor to the Servicer or the Special Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer or Special Servicer hereunder. No appointment of a successor to the Servicer or the Special Servicer hereunder shall be effective until the assumption in writing by the successor to the Servicer or the Special Servicer of all its responsibilities, duties and liabilities hereunder that arise thereafter. Pending appointment of a successor to the Servicer or the Special Servicer hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided.

     In connection with such appointment and assumption of a successor to the Servicer or Special Servicer as described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no
                                      --------  -------
such compensation with respect to a successor Servicer or successor Special Servicer, as the case may be, shall be in excess of that permitted the terminated Servicer or Special Servicer, as the case may be, hereunder. The Trustee, the Servicer or the Special Servicer (whichever is not the terminated party) and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Any costs and expenses associated with the transfer of the servicing function (other than with respect to a termination without cause) under this Agreement shall be borne by the predecessor Servicer or Special Servicer.

     SECTION 7.03.  Notification to Certificateholders.
                    ----------------------------------

     (a) Upon any resignation of the Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Servicer or the Special Servicer pursuant to Section 7.01 or any appointment of a successor to the Servicer or the Special Servicer pursuant to Section 7.02, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) 5 days after the Trustee would be deemed to have notice of the occurrence of such an event in accordance with
Section 8.02(vii), the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured.

     SECTION 7.04.  Waiver of Events of Default.
                    ---------------------------

     The Holders of Certificates representing at least 662/3% of the Voting Rights allocated to each Class of Certificates affected by any Event of Default hereunder may waive such Event of Default within 20 days of the receipt of notice from the Trustee of the occurrence of such Event of Default; provided, however, that an Event of Default under clause (i) of
         --------  -------
Section 7.01(a) may be waived only by all of the Certificateholders of each affected Class. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to the matters described above as they would if any other Person held such Certificates.

     SECTION 7.05.  Trustee Advances.
                    ----------------

     (a) In the event that the Servicer fails to fulfill its obligations hereunder to make any Advances, the Trustee shall perform such obligations
(x) within one Business Day of such failure by the Servicer with respect to Servicing Advances to the extent a Responsible Officer of the Trustee has been notified in writing of such failure with respect to such Servicing Advances and (y) by the close of business, New York City time, on the related P&I Advance Date with respect to P&I Advances. With respect to any such Advance made by the Trustee, the Trustee shall succeed to all of the Servicer's rights with respect to Advances hereunder, including, without limitation, the Servicer's rights of reimbursement and interest on each Advance at the Reimbursement Rate, and rights to determine that a proposed Advance is a Nonrecoverable P&I Advance or Servicing Advance, as the case may be, (without regard to any impairment of any such rights of reimbursement caused by such Servicer's default in its obligations hereunder); provided,
                                                                 --------
however, that if Advances made by both the Trustee and the Servicer
-------
shall at any time be outstanding, or any interest on any Advance shall be accrued and unpaid, all amounts available to repay such Advances and the interest thereon hereunder shall be applied entirely to the Advances outstanding to the Trustee, until such Advances shall have been repaid in full, together with all interest accrued thereon, prior to reimbursement of the Servicer for such Advances. The Trustee shall be entitled to conclusively rely on any notice given with respect to a Nonrecoverable Advance hereunder.


                             (End of Article VII)

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE
                           ----------------------

     SECTION 8.01.  Duties of Trustee.
                    -----------------

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, then (subject to Section 8.02(vii) below) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall make a request to the responsible party to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

            (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement (unless a higher percentage of Voting Rights is required for such action).

           (iv) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty except in the capacity as successor Servicer or successor Special Servicer (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, and (C) to confirm or verify the contents of any reports or certificates of the Servicer or Special Servicer delivered to the Trustee pursuant to this Agreement reasonably believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     SECTION 8.02.  Certain Matters Affecting the Trustee.
                    -------------------------------------

     Except as otherwise provided in Section 8.01:

            (i) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, Appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless, in the Trustee's reasonable opinion, such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

           (iv) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 50% of the Voting Rights; provided,
                                                                    --------
     however, that if the payment within a reasonable time to the Trustee
     -------
     of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the appointment
                                  --------  -------
     of such agents or attorneys shall not relieve the Trustee of its duties or obligations hereunder;

          (vii) For all purposes under this Agreement, the Trustee shall not be required to take any action with respect to, or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or shall have received written notice thereof. In the absence of receipt of such notice and such actual knowledge otherwise obtained, the Trustee may conclusively assume that there is no default or Event of Default;

         (viii) The Trustee shall not be responsible for any act or omission of the Servicer, the Special Servicer, the Directing Certificateholder or the Extension Advisor (unless the Trustee is acting as Servicer, Special Servicer, the Directing Certificateholder or the Extension Advisor, as the case may be) or of the Depositor; and

           (ix) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the power granted hereunder.

     SECTION 8.03.  Trustee Not Liable for Validity or Sufficiency of
                    -------------------------------------------------
Certificates or Loans.
---------------------

     The recitals contained herein and in the Certificates, other than the acknowledgments of the Trustee in Sections 2.02 and 2.04 and the signature, if any, of the Trustee set forth on any outstanding Certificate, shall be taken as the statements of the Depositor, the Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee does not make any representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature, if any, of the Trustee set forth thereon) or of any Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Servicer, the Special Servicer, the Extension Advisor or the Trustee. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Servicer, the Special Servicer or the Extension Advisor, and accepted by the Trustee, in good faith, pursuant to this Agreement.

     SECTION 8.04.  Trustee May Own Certificates.
                    ----------------------------

     The Trustee in its individual capacity and not as Trustee, may become the owner or pledgee of Certificates, and may deal with the Depositor, the Servicer, the Special Servicer, the Initial Purchaser and the Underwriter in banking transactions, with the same rights it would have if it were not Trustee.

     SECTION 8.05.  Fees and Expenses of Trustee; Indemnification of
                    ------------------------------------------------
Trustee.
-------

     (a) As compensation for the performance of its duties, the Trustee will be paid the Trustee Fee, equal to one month's interest at the Trustee Fee Rate, which shall cover recurring and otherwise reasonably anticipated expenses of the Trustee. The Trustee Fee shall be paid with respect to each Loan and REO Loan at a rate equal to 0.004% per annum computed on the basis of a 360-day year consisting of twelve 30-day months on the Stated Principal Balance of such Loan or REO Loan. The Trustee Fee (which shall not be limited to any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole form of compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder.

     (b) The Trustee and any Affiliate, director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust Fund (to the extent of amounts on deposit in the Lower-Tier Distribution Account from time to time) against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, and expenses incurred in becoming successor servicer, to the extent not otherwise paid hereunder) arising out of, or incurred in connection with, this Agreement, the Loans, the Certificates, the Stichting Documents or any act or omission of the Trustee relating to the exercise and performance of any of the powers and duties of the Trustee hereunder or under the Stichting Documents; provided, however, that
                         --------  -------
neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for
(i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing its duties in accordance with any of the provisions hereof, which are not "unanticipated expenses of the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof or
(iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of grossly negligent disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor thereto.

     SECTION 8.06.  Eligibility Requirements for Trustee.
                    ------------------------------------

     The Trustee hereunder shall at all times be, and will be required to resign if it fails to be, (i) a corporation, national bank or national banking association, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Servicer or the Special Servicer (except during any period when the Trustee is acting as, or has become successor to, the Servicer or the Special Servicer, as the case may be, pursuant to
Section 7.02), (ii) an institution insured by the Federal Deposit Insurance Corporation and (iii) an institution whose long-term senior unsecured debt is rated "AA-" by Fitch and "Aa3" by Moody's and that has a short-term rating of "A-1" by S&P (or such entity as would not, as evidenced in writing by such Rating Agency, result in the qualification, downgrading or withdrawal of any of then current ratings then assigned thereby to the Certificates).

     If such corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation, national bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event the place of business from which the Trustee administers the Upper-Tier REMIC and the Lower-Tier REMIC is in a state or local jurisdiction that imposes a tax on the Trust Fund on the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions), the Trustee shall elect either to (i) resign immediately in the manner and with the effect specified in Section 8.07, (ii) pay such tax at no expense to the Trust Fund or (iii) administer the Upper-Tier REMIC and the Lower-Tier REMIC from a state and local jurisdiction that does not impose such a tax.

     SECTION 8.07.  Resignation and Removal of the Trustee.
                    --------------------------------------

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Servicer, the Special Servicer and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Servicer, the Special Servicer and the Certificateholders by the Depositor.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the Servicer.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     Upon any succession of the Trustee under this Agreement, the predecessor Trustee shall be entitled to the payment of accrued and unpaid compensation and reimbursement as provided for under this Agreement for services rendered and expenses incurred. No Trustee shall be personally liable for any action or omission of any successor Trustee.

     SECTION 8.08.  Successor Trustee.
                    -----------------

     (a) Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Special Servicer and to its predecessor Trustee, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee, shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor Trustee), and the Depositor, the Servicer, the Special Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor Trustee all such rights, powers, duties and obligations, and to enable the successor Trustee to perform its obligations hereunder.

     (b)  No successor Trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Servicer shall mail notice of the succession of such Trustee hereunder to the Depositor and the Certificateholders. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, such successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 8.09.  Merger or Consolidation of Trustee.
                    ----------------------------------

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee, hereunder;
provided, that, in the case of the Trustee, such successor Person shall be
--------
eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee will provide notice of such event to the Servicer, the Special Servicer, the Depositor and the Rating Agencies.

     SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e)  The appointment of a co-trustee or separate trustee under this
Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

     SECTION 8.11.  Appointment of Custodians.
                    -------------------------

     The Trustee may, with the consent of the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. Any Custodian appointed hereunder must maintain a fidelity bond and errors and omissions policy in an amount customary for Custodians which serve in such capacity in commercial mortgage loan securitization transactions.

     SECTION 8.12.  Access to Certain Information.
                    -----------------------------

     (a) On or prior to the date of the first sale of any Non-Registered Certificate to an Independent third party, the Depositor shall provide to the Trustee a copy of any private placement memorandum or other disclosure document used by the Depositor or its Affiliate in connection with the offer and sale of the Class of Certificates to which such Non-Registered Certificate relates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee a copy of the private placement memorandum or disclosure document, as revised, amended or supplemented.

     The Trustee shall maintain at its offices primarily responsible for administering the Trust Fund and shall, upon reasonable advance written notice, make available during normal business hours for review by any Holder of a Certificate, the Depositor, the Servicer, the Special Servicer, the Extension Advisor, the Directing Certificateholder, any Rating Agency or any other Person to whom the Trustee believes such disclosure is appropriate, originals or copies of the following items to the extent such documents have been delivered to the Trustee: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Class of Certificates to which such Non-Registered Certificate belongs, in the form most recently provided to the Trustee and
(ii) in all cases, (a) this Agreement and any amendments hereto entered into pursuant to Section 10.01, (b) all statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, (c) all Officer's Certificates delivered to the Trustee since the Closing Date pursuant to Section 3.13, (d) all accountants' reports delivered to the Trustee since the Closing Date pursuant to Section 3.14,
(e) any inspection report prepared by the Servicer, Sub-Servicer or Special Servicer, as applicable, and delivered to the Trustee and Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a), (f) as to each Loan pursuant to which the related Mortgagor is required to deliver such items or the Special Servicer has otherwise acquired such items, the most recent annual operating statement and rent roll of the related Mortgaged Property and financial statements of the related Mortgagor and any other reports of the Mortgagor collected by the Servicer, Sub-Servicer or Special Servicer, as applicable, and delivered to the Trustee pursuant to Section 3.12(b), together with the accompanying written reports to be prepared by the Special Servicer and delivered to the Trustee pursuant to Section 3.12(b), (g) any and all notices, reports and Environmental Assessments delivered to the Trustee with respect to any Mortgaged Property securing a Defaulted Loan as to which the environmental testing contemplated by Section 3.09(c) revealed that either of the conditions set forth in clauses (i) and (ii) of the first sentence thereof was not satisfied (but only for so long as such Mortgaged Property or the related Loan are part of the Trust Fund), (h) any and all modifications, waivers and amendments of the terms of a Loan entered into by the Servicer or the Special Servicer and delivered to the Trustee pursuant to
Section 3.20 (but only for so long as the affected Loan is part of the Trust
Fund), (i) any and all Officer's Certificates delivered to the Trustee to support the Servicer's determination that any P&I Advance or Servicing Advance was or, if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, as the case may be, (j) any and all of the Loan documents contained in the Mortgage File, (k) any and all Appraisals obtained pursuant to the definition of "Appraisal Reduction" herein, (l) information regarding the occurrence of Servicing Transfer Events as to the Loans and (m) any and all Sub-Servicing Agreements and any amendments thereto and modifications thereof.

     Copies of any and all of the foregoing items will be available from the Trustee upon written request; provided, however, that the Trustee
                              --------  -------
shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies, except in the case of copies provided to the Rating Agencies, which shall be free of charge. In addition, without limiting the generality of the foregoing, the Holder of any Class I, Class J or Class K Certificate may upon written request from the Trustee obtain a copy of any factual report (other than the Asset Status Report) delivered to the Rating Agencies under this Agreement.

     (b) Notwithstanding anything to the contrary herein, in addition to the reports and information made available and distributed pursuant to the terms of this Agreement (including the information set forth in Section 8.12(a)), the Servicer and the Trustee shall, in accordance with such reasonable rules and procedures as each may adopt (which may include the requirement that an agreement that provides that such information shall be used solely for purposes of evaluating the investment characteristics of the Certificates be executed), also provide the reports available to Certificateholders pursuant to Section 4.02, as well as certain additional information received by the Servicer or the Trustee, as the case may be, to any Certificateholder, the Underwriter, the Initial Purchaser, any Certificate Owner or any prospective investor identified as such by a Certificate Owner or the Underwriter, that requests such reports or information; provided that the Servicer or the Trustee, as the case may be, shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing copies of such reports or information.

     (c) With respect to any information furnished by the Trustee or the Servicer pursuant to this Section 8.12, the Trustee or Servicer, as the case may be, shall be entitled to indicate the source of such information and the Trustee or Servicer, as applicable, may affix thereto any disclaimer it deems appropriate in its discretion. The Trustee or the Servicer, as applicable, shall notify Certificateholders of the availability of any such information in any manner as it, in its sole discretion, may determine. In connection with providing access to or copies of the items described in the preceding paragraph, the Trustee or the Servicer, as the case may be, may require (a) in the case of Certificate Owners, a confirmation executed by the requesting Person substantially in form and substance reasonably acceptable to the Servicer or Trustee, as applicable, generally to the effect that such Person is a beneficial holder of Certificates or an investment advisor representing such Person and is requesting the information solely for use in evaluating such Person's investment in the Certificates and will otherwise keep such information confidential and (b) in the case of a prospective purchaser or an investment advisor representing such Person, confirmation executed by the requesting Person in form and substance reasonably acceptable to the Trustee or the Servicer, as the case may be, generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein or an investment advisor representing such Person, and is requesting the information solely for use in evaluating a possible investment in Certificates. Neither the Servicer nor the Trustee shall be liable for the dissemination of information in accordance with this Agreement.

     SECTION 8.13.  Representations and Warranties of the Trustee.
                    ---------------------------------------------

     (a) The Trustee hereby represents and warrants to the Depositor, the Servicer and the Special Servicer and for the benefit of the Certificateholders, as of the Closing Date, that:

            (i) The Trustee is a New York banking corporation, duly organized,

     validly existing and in good standing under the laws of the State of New York;

           (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

          (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

           (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks specifically and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee;

           (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee; and

          (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Trustee, or compliance by the Trustee with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Trustee of its obligations under this

     Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Trustee to perform its obligations hereunder.


                            (End of Article VIII)

                                  ARTICLE IX

                      TERMINATION; PURCHASE OF ARD LOANS
                     ----------------------------------

     SECTION 9.01.  Termination Upon Repurchase or Liquidation of All
                    -------------------------------------------------
Loans.
-----

     Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund at a price equal to (a) the sum of
(1) the aggregate Purchase Price of all the Loans (exclusive of REO Loans) included in the Trust Fund and (2) the Appraised Value of each REO Property, if any, included in the Trust Fund (such Appraisals in this clause (a)(2) to be conducted by an Appraiser selected and mutually agreed upon by the Servicer and the Trustee, and approved by more than 50% of the Voting Rights of the Classes of Certificates then outstanding (other than the Controlling Class if the Controlling Class is exercising such option unless the Controlling Class is the only Class of Certificates then outstanding)), minus
                                                                        -----
(b) solely in the case where the Servicer is effecting such purchase, the aggregate amount of unreimbursed Advances, together with any interest accrued and payable to the Servicer in respect of such Advances in accordance with Sections 3.03(d) and 4.03(d) and any unpaid Servicing Fees, remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Servicer in connection with such purchase) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund; provided, however, that in no event
                                          --------  -------
shall the trust created hereby continue beyond the earlier of (i) the Rated Final Distribution Date and (ii) expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of the preceding paragraph by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, the Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option. Any purchaser pursuant to Section 9.01(a) of a Loan serviced by a Seller-Servicer shall be required to enter into a servicing agreement with such Seller-Servivcer in the form of the related "Prior Servicing Agreement" (as defined in the Seller-Servicer Agreement) or shall be required to pay such Seller-Servicer the termination fee that would be payable thereunder.


     In the event that the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer purchases all of the Loans and each REO Property remaining in the Trust Fund in accordance with the preceding paragraph, the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer, as applicable, shall deposit in the Lower-Tier Distribution Account not later than the P&I Advance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur, an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof payable to any Person other than the Certificateholders pursuant to Section 3.05(a), which portion shall be deposited in the Certificate Account). In addition, the Servicer shall transfer to the Lower-Tier Distribution Account all amounts required to be transferred thereto on such P&I Advance Date from the Certificate Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon confirmation that such final deposits have been made, the Trustee shall release or cause to be released to the Mortgage Loan Seller, the Servicer or the Holders of the Controlling Class, as applicable, the Mortgage Files for the remaining Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Mortgage Loan Seller, the Servicer or the Holders of the Controlling Class, as applicable, as shall be necessary to effectuate transfer of the Loans and REO Properties remaining in the Trust Fund and its rights under the Mortgage Loan Purchase Agreement.

     For purposes of this Section 9.01, the Directing Certificateholder, with the consent of the Holders of the Controlling Class, shall act on behalf of the Holders of the Controlling Class in purchasing the assets of the Trust Fund and terminating the Trust.

     Notice of any termination pursuant to this Section 9.01 shall be given promptly by the Trustee by letter to the Certificateholders and each Rating Agency and, if not previously notified pursuant to this Section 9.01, to the other parties hereto mailed (a) in the event such notice is given in connection with the purchase of all of the Loans and each REO Property remaining in the Trust Fund, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates, or (b) otherwise during the month of such final distribution on or before the P&I Advance Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated.

     After transferring the Lower-Tier Distribution Amount and the amount of any Prepayment Premiums and Yield Maintenance Charges distributable pursuant to Section 4.01(d) to the Upper-Tier Distribution Account pursuant to
Section 3.04(b) and upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Upper-Tier Distribution Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts transferred from the Lower-Tier Distribution Account to the Upper-Tier Distribution Account as of the final Distribution Date shall be allocated for the purposes, in the amounts and in accordance with the priority set forth in Sections 4.01(a) and 4.01(e) and shall be distributed in termination and liquidation of the Uncertificated Lower-Tier Interests and the Class LR Certificates in accordance with Sections 4.01(b) and (d). Any funds not distributed on such Distribution Date shall be set aside and held uninvested in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner and shall be disposed of in accordance with this Section 9.01 and Section 4.01(h).

     Anything in this Section 9.01 to the contrary notwithstanding, the holders of the Class V-1 Certificates shall receive that portion of the proceeds of a sale of the assets of the Trust Fund allocable to accrued and unpaid Excess Interest.

     SECTION 9.02.  Additional Termination Requirements.
                    -----------------------------------

     In the event the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer purchases all of the Loans and each REO Property remaining in the Trust Fund as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, which are intended to meet the definition of a "qualified liquidation" in
Section 860F(a)(4) of the Code:

            (i) the Servicer shall specify the first day in the 90-day liquidation period in a statement attached to each of the Upper-Tier REMIC's and the Lower-Tier REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

           (ii) during such 90-day liquidation period and at or prior to the time of the making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund to the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer, as applicable, for cash; and

          (iii) immediately following the making of the final payment on the Uncertificated Lower-Tier Interests and the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class LR Certificates (in the case of the Lower-Tier REMIC) and the Class R Certificates (in the case of the Upper-Tier REMIC) all cash on hand (other than cash retained to meet claims), and the Trust Fund and each of the Lower-Tier REMIC and the Upper-Tier REMIC shall terminate at that time.

     SECTION 9.03.  Purchase of ARD Loans.
                    ----------------------

     The Holder of a 100% Percentage Interest in the Class LR Certificates may purchase any ARD Loan on its Anticipated Repayment Date at a price equal to the sum of the following:

            (i) 100% of the outstanding principal balance of such ARD Loan on such Anticipated Repayment Date (less any P&I Advances previously made on account of principal);

           (ii) all unpaid interest accrued on such principal balance of such ARD Loan at the Mortgage Rate thereof, to the last day of the Interest Accrual Period preceding such Anticipated Repayment Date (less any P&I Advances previously made on account of interest);

          (iii) the aggregate amount of all unreimbursed Advances with respect to such ARD Loan, with interest thereon at the Advance Rate, and unpaid Servicing Fees, Special Servicing Fees, Trustee Fees and Trust Fund expenses; and

           (iv) the amount of any expenses incurred by the Trust Fund in connection with such purchase;

provided, however, that such purchase may be consummated only if the
--------  -------
Holder, at its expense, provides the Trustee with an opinion of counsel to the effect that such purchase would not (x) result in a gain which would be subject to the tax on net income derived from "prohibited transactions" imposed by Code Section 860F(a)(1) or otherwise result in the imposition of any other tax on the Lower-Tier REMIC or the Upper-Tier REMIC under the REMIC Provisions or (y) cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC.

     The proceeds of any such purchase hereunder shall be deposited in the Certificate Account and disbursed as provided herein.


                             (End of Article IX)

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     SECTION 10.01. Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the parties hereto, without the consent of any of the Certificateholders:

            (i)  to cure any ambiguity;

           (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error;

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund or either the Lower-Tier REMIC or the Upper-Tier REMIC as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund or either the Lower-Tier REMIC or the Upper-Tier REMIC pursuant to the Code that would be a claim against the Trust Fund or either the Lower-Tier REMIC or the Upper-Tier REMIC, provided that the Trustee has received an Opinion of Counsel to the effect that (a) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax, (b) such action will not adversely affect in any material respect the interests of any Certificateholder, and
     (c) such change shall not result in the withdrawal, downgrade or qualification of the then-current rating assigned to any Class of Certificates, as evidenced by a letter from each Rating Agency to such effect;

           (iv) to change the timing and/or nature of deposits into the Certificate Account, the Distribution Accounts or REO Account or to change the name in which the Certificate Account is maintained, provided that (a) the P&I Advance Date shall in no event be later than the related Distribution Date, (b) such change shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder and (c) such change shall not result in the withdrawal, downgrade or qualification of the then-current rating assigned to any Class of Certificates, as evidenced by a letter from each Rating Agency to such effect;

            (v)  to modify, eliminate or add to the provisions of
     Section 5.02(d) or any other provision hereof restricting transfer of the Residual Certificates by virtue of their being the REMIC "residual interests," provided that (a) such change shall not result in the withdrawal, downgrade or qualification of the then-current rating assigned to any Class of Certificates, as evidenced by a letter from each Rating Agency to such effect, and (b) such change shall not, as evidenced by an Opinion of
     Counsel addressed to the Trustee, cause the Trust Fund, the Lower-Tier REMIC, the Upper-Tier REMIC or any of the Certificateholders (other than the Transferor) to be subject to a federal tax caused by a Transfer to a Person that is a Disqualified Organization or a Non-U.S. Person;

           (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder not consenting thereto; and

          (vii) to amend or supplement any provision hereof to the extent necessary to maintain the then current rating or ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

     (b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of Certificates evidencing in the aggregate not less than 662/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such
            --------  -------
amendment shall:

            (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate; or

           (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding; or

          (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding; or

           (iv)  amend this Section 10.01.

     (c) Notwithstanding the foregoing, the Trustee will not be entitled to consent to any amendment hereto without having first received an Opinion of Counsel (at the Trust Fund's expense) to the effect that such amendment or the exercise of any power granted to the Servicer, the Depositor, the Special Servicer, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the Trust Fund, the Lower-Tier REMIC or the Upper-Tier REMIC or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC.

     (d) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment to each Rating Agency and each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     (g)  The cost of any Opinion of Counsel to be delivered pursuant to
Section 10.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Servicer or the Trustee requests any amendment of this Agreement in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 10.01(a) or (c) shall be payable out of the Certificate Account.

     SECTION 10.02. Recordation of Agreement; Counterparts.
                    --------------------------------------

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (the cost of which shall be paid by the Depositor) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.03. Limitation on Rights of Certificateholders.
                    ------------------------------------------

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates of any Class evidencing not less than 25% of the related Percentage Interests in such Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Holders of Certificates unless such Holders have offered to the Trustee reasonable security against the costs, expenses and liabilities which may be incurred therein or hereby.

     It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03(c), each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.04. Governing Law.
                    -------------

     This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 10.05. Notices.
                    -------

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to: (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, Attention: Compliance Department, telecopy number: (212) 325-8162; (ii) in the case of the Servicer, First Union
National Bank, First Union Capital Markets Group, One First Union Center, 301 South College Street TW-9, Charlotte, North Carolina 28288-1075, Attention:
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 1997-C1, telecopy number: (704) 383-9356;
(iii) in the case of the Special Servicer, Lennar Partners, Inc., Attention:
Jeffrey P. Krasnoff, telecopy number: (305) 226-7691; (iv) in the case of the Trustee, The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New
York, NY 10001, Attention: Structured Finance Services (MBS) - Credit Suisse First Boston Mortgage Securities Corp., Series 1997-C1, telecopy number:
(212) 946-8191; (v) in the case of the Rating Agencies, (a) Fitch Investors Servicer, L.P., One State Street Plaza, New York, New York 10004, Attention:
Commercial Mortgage Monitoring Group, telecopy number:  (212) 908-0500;
(b) Moody's Investor Services, 99 Church Street, New York, New York 10007,
Attention: Commercial Mortgage Surveillance Group, telecopy number: (212) 553-0300; and (c) Standard & Poor's, 26 Broadway, New York, New York 10004,
Attention: Surveillance Manager, telecopy number (212) 412-0539; and (vi) in the case of the Mortgage Loan Seller, Credit Suisse First Boston Mortgage Capital L.L.C., Eleven Madison Avenue, New York, New York 10010, Attention:
Compliance Department, telecopy number (212) 325-8162; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 10.06. Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.07. Grant of a Security Interest.
                    ----------------------------

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Loans, all principal and interest received or receivable with respect to the Loans (other than principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off
Date), all amounts held from time to time in the Certificate Account, the Distribution Accounts and, if established, the REO Account, and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Loans and (ii) this Agreement shall constitute a security agreement under applicable law. This Section 10.07 shall constitute notice to the Trustee pursuant to any of the requirements of the applicable UCC.

     SECTION 10.08. Successors and Assigns; Beneficiaries.
                    -------------------------------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     SECTION 10.09. Article and Section Headings.
                    ----------------------------

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 10.10. Notices to the Rating Agencies.
                    ------------------------------

     (a) The Trustee shall use reasonable efforts promptly to provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

            (i)  any material change or amendment to this Agreement;

           (ii) the occurrence of any Event of Default that has not been cured;

          (iii) the resignation or termination of the Servicer or the Special Servicer;

           (iv)  any change in the location of either of the Distribution
     Accounts;

            (v) the repurchase of Loans by the Mortgage Loan Seller pursuant to Section 7 of the Mortgage Loan Purchase Agreement; and

           (vi)  the final payment to any Class of Certificateholders.

     (b) The Servicer shall use reasonable efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            (i)  the resignation or removal of the Trustee;

           (ii)  any change in the location of the Certificate Account; and

          (iii) any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Trustee.

     (c) Each of the Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

            (i)  each of its annual statements as to compliance described in
     Section 3.13;

           (ii) all reports and other items for Significant Loans delivered by each of the Servicer and Special Servicer pursuant to Section 3.12;

          (iii) each of its annual independent public accountants' servicing reports described in Section 3.14; and

           (iv) each waiver and consent provided pursuant to Section 3.08 for Significant Loans.

     (d) The Trustee shall promptly furnish to each Rating Agency a copy of the statement to Certificateholders distributed pursuant to Section 4.02(a).

                              (End of Article X)

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. Depositor


                         By:
                              --------------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


                         FIRST UNION NATIONAL BANK
                         Servicer


                         By:
                              --------------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


                         LENNAR PARTNERS, INC.
                         Special Servicer


                         By:
                              --------------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


                         THE CHASE MANHATTAN BANK
                         Trustee


                         By:
                              --------------------------------------------
                              Name:
                                     -------------------------------------
                              Title:
                                     -------------------------------------


STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


     On the 30th day of June, 1997 before me, a notary public in and for said State, personally appeared ________________________ known to me to be a ______________________ of Credit Suisse First Boston Mortgage Securities Corp. one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                         -------------------------------------------------
                                        Notary Public


(Notarial Seal)


STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


     On the 30th day of June, 1997 before me, a notary public in and for said State, personally appeared _____________________________ known to me to be a ________________________ of The Chase Manhattan Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                         -------------------------------------------------
                                        Notary Public


(Notarial Seal)


STATE OF  ____________   )
                         )  ss.:
COUNTY OF ____________   )


     On the 30th day of June, 1997 before me, a notary public in and for said State, personally appeared ___________________ known to me to be a __________ of First Union National Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of such national banking association, and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                         -------------------------------------------------
                                        Notary Public


(Notarial Seal)



STATE OF ____________         )
                         )  ss.:
COUNTY OF ____________   )


     On the 30th day of June, 1997 before me, a notary public in and for said State, personally appeared ___________________ known to me to be a __________ of Lennar Partners, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                         -------------------------------------------------
                                        Notary Public


(Notarial Seal)



                                 EXHIBIT A-1
                        FORM OF CLASS A-1 CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     SERIES 1997-C1, CLASS A-1A(A)(B)(C)

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES AND THE PORTION OF COLLATERAL SUPPORT DEFICIT ALLOCABLE TO THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. THIS CERTIFICATE CONSTITUTES A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate
                                                   ---
Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PASS-THROUGH RATE:       %     APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE
                  -------      OF THE LOANS AFTER DEDUCTING PAYMENTS DUE AND

DENOMINATION:  $               PREPAYMENTS RECEIVED ON OR BEFORE THE CUT-OFF
                ---------      DATE:  $1,356,228,736

DATE OF POOLING AND SERVICING
AGREEMENT: AS OF               SERVICER:  FIRST UNION NATIONAL BANK
JUNE 1, 1997

CUT-OFF DATE: JUNE 11, 1997    SPECIAL SERVICER:  LENNAR PARTNERS, INC.
CLOSING DATE:  JUNE 30, 1997

FIRST DISTRIBUTION DATE:       TRUSTEE:  THE CHASE MANHATTAN BANK
JULY 20, 1997

APPROXIMATE AGGREGATE          CUSIP NO. 22540A__
CERTIFICATE BALANCE
OF THE CLASS A-1(A)(B)(C)      CERTIFICATE NO.:  __
CERTIFICATES
AS OF THE CLOSING DATE:
$______________

THIS CLASS A-1(A)(B)(C) CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received
                                 -----
or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    ------------
is the registered owner of the interest evidenced by this Certificate in the Class A-1(A)(B)(C) Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling
                                                                    -------
and Servicing Agreement"), among Credit Suisse First Boston Mortgage
-----------------------
Securities Corp. (hereinafter called the "Depositor", which term includes any
                                          ---------
successor entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
            ------------
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Denomination of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the Class A-1(A)(B)(C) Certificates. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended. Each Holder of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class of Certificates of the same Class as this Certificate for such Distribution Date, all as more fully described in the Pooling and Servicing
Agreement. Holders of this Certificate may be entitled to Prepayment Premiums and Yield Maintenance Charges as provided in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the Class A-1(A)(B)(C) Pass-Through Rate specified above on the Certificate Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the General Available Distribution Amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

          Collateral Support Deficit and Certificate Deferred Interest on the Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Collateral Support Deficit or Certificate Deferred Interest on the Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class A-1(A)(B)(C) Certificates will be issued in book-entry form through the facilities of DTC in Denominations of not less than $10,000 initial Certificate Balance and in integral multiples of $1,000 in excess thereof.

          No  fee or  service  charge  shall be  imposed  by the  Certificate
Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                                   THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________
                                       AUTHORIZED OFFICER

Dated:
        --------------


                        CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS A-1(A)(B)(C) CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent



                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

   (Please insert Social Security or other identifying number of Assignee)

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated: ______________________  ________________________________________
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

-----------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                          DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if   mailed  by   check,   to  _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ _________, as its agent.


                                 EXHIBIT A-2
                        FORM OF CLASS A-2 CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 1997-C1, CLASS A-2

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES AND THE PORTION OF COLLATERAL SUPPORT DEFICIT ALLOCABLE TO THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. THIS CERTIFICATE CONSTITUTES A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate
                                                   ---
Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT
TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

PASS-THROUGH RATE:    APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF
7.2600%               THE LOANS AFTER DEDUCTING PAYMENTS DUE AND
DENOMINATION:
$54,456,214.00        PREPAYMENTS RECEIVED ON OR BEFORE THE CUT-OFF DATE:
                      $1,356,228,736

DATE OF POOLING AND
SERVICING
AGREEMENT: AS OF      SERVICER:  FIRST UNION NATIONAL BANK
JUNE 1, 1997

CUT-OFF DATE:
JUNE 11, 1997         SPECIAL SERVICER:  LENNAR PARTNERS, INC.

CLOSING DATE:
JUNE 30, 1997

FIRST DISTRIBUTION
DATE:                 TRUSTEE:  THE CHASE MANHATTAN BANK
JULY 20, 1997

APPROXIMATE AGGREGATE CUSIP NO. 22540A AP 3
CERTIFICATE BALANCE
OF THE CLASS A-2      CERTIFICATE NO.:  __
CERTIFICATES
AS OF THE CLOSING DATE:
$54,456,214.00

THIS CLASS A-2 CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received or
                     -----
receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate
Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    ------------

is the registered owner of the interest evidenced by this Certificate in the Class A-2 Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and
                                                                -----------
Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities
-------------------
Corp. (hereinafter called the "Depositor", which term includes any successor
                               ---------
entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
            ------------
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Denomination of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the Class A-2 Certificates. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended. Each Holder of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class of Certificates of the same Class as this Certificate for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums and Yield Maintenance Charges as provided in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the Class A-2 Pass-Through Rate specified above on the Certificate Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the sum of the General Available Distribution Amount and the Private Loan Available Distribution Amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

          Collateral Support Deficit and Certificate Deferred Interest on the Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Collateral Support Deficit or Certificate Deferred Interest on the Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering
Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class A-2 Certificates will be issued in book-entry form through the facilities of DTC in Denominations of not less than $10,000 initial Certificate Balance and in integral multiples of $1,000 in excess thereof. If the Certificate Balance of the Class A-2 Certificates does not equal an integral multiple of $10,000, then a single additional Class A-2 Certificate may be issued in a minimum denomination of authorized initial Certificate Balance that includes the excess of (i) the initial Certificate Balance of Class A-2 over (ii) the largest integral multiple of $1,000 that does not exceed such amount.

          No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________


                                       AUTHORIZED OFFICER



Dated:
        ---------------


                        CERTIFICATE OF AUTHENTICATION

     THIS  IS  ONE  OF  THE  CLASS  A-2  CERTIFICATES  REFERRED  TO   IN  THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)


           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated:               NOTICE:  The signature to  this assignment must
                              correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.


                                 EXHIBIT A-3
                        FORM OF CLASS A-X CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 1997-C1, CLASS A-X

THE NOTIONAL BALANCE ON WHICH THE INTEREST PAYABLE TO THE HOLDERS OF THE CLASS A-X CERTIFICATES IS BASED WILL BE REDUCED AS A RESULT OF PRINCIPAL PAYMENTS AND LOSSES ON THE LOANS. ACCORDINGLY, THE INTEREST PAYABLE PURSUANT TO THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. THIS CERTIFICATE CONSTITUTES A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate
                                                   ---
Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE FOLLOWING INFORMATION IS PROVIDED FOR PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THIS CERTIFICATE IS ISSUED ON JUNE 30, 1997, WITH AN INITIAL COUPON RATE EFFECTIVELY CONSISTING OF THE RIGHT TO INTEREST AT THE COMBINED WEIGHTED AVERAGE NET MORTGAGE RATE IN EXCESS OF THE VARIOUS COUPON RATES APPLICABLE TO THE OTHER REGULAR INTERESTS ISSUED BY THE UPPER-TIER REMIC. THIS CERTIFICATE HAS BEEN ISSUED WITH $5,758.80 OF OID PER $100,000 OF INITIAL NOTIONAL BALANCE, THE MONTHLY YIELD TO MATURITY EXPRESSED ON AN ANNUAL BASIS IS 8.495% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IF $54.89 PER $100,000 OF INITIAL NOTIONAL BALANCE, COMPUTED BY ACCRUING YIELD DURING THE INITIAL PERIOD ON THE BASIS OF DAILY COMPOUNDING AND ASSUMING THAT THE UNDERLYING LOANS WILL PREPAY AT 0% CPR AND THAT THE ARD LOANS WILL PREPAY IN FULL ON THEIR ANTICIPATED REPAYMENT DATE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR

OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

PASS-THROUGH RATE:
Variable             APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF
                     THE LOANS AFTER DEDUCTING PAYMENTS DUE AND
DENOMINATION:
$1,356,228,736       PREPAYMENTS RECEIVED ON OR BEFORE THE CUT-OFF DATE:
                     $1,356,228,736

DATE OF POOLING
AND SERVICING
AGREEMENT: AS OF     SERVICER:  FIRST UNION NATIONAL BANK
JUNE 1, 1997

CUT-OFF DATE:
JUNE 11, 1997       SPECIAL SERVICER:  LENNAR PARTNERS, INC.

CLOSING DATE:
JUNE 30, 1997       TRUSTEE:  THE CHASE MANHATTAN BANK

FIRST DISTRIBUTION
DATE:
JULY 20, 1997       CUSIP NO. 22540 AN 8

APPROXIMATE
AGGREGATE           CERTIFICATE NO.:  ___
NOTIONAL BALANCE
OF THE CLASS A-X
CERTIFICATES
AS OF THE CLOSING DATE:
$1,356,228,736

THIS CLASS A-X CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received or
                     -----
receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    ------------

is the registered owner of the interest evidenced by this Certificate in the Class A-X Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and
                                                                -----------
Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities
-------------------
Corp. (hereinafter called the "Depositor", which term includes any successor
                               ---------
entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
            ------------
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Denomination of this Certificate specified on the face hereof by the aggregate initial Notional Balance of the Class A-X Certificates. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended. Each Holder of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this
Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class of Certificates of the same Class as this Certificate for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate will not be entitled to distributions in respect of principal. Holders of this Certificate may be entitled to Prepayment Premiums and Yield Maintenance Charges as provided in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the Class A-X Pass-Through Rate. The Class A-X Pass-Through Rate shall be equal to the Combined Weighted Average Net Mortgage Rate. Interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the sum of the General Available Distribution Amount and the Private Loan Available Distribution Amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the
Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class A-X Certificates will be issued in book-entry form through the facilities of DTC in Denominations of not less than $100,000 initial Certificate Balance and in integral multiples of $10,000 in excess thereof. If the Certificate Balance of the Class A-X Certificates does not equal an integral multiple of $10,000, then a single additional Class A-X Certificate may be issued in a minimum denomination of authorized initial Certificate Balance that includes the excess of (i) the initial Certificate Balance of Class A-X over (ii) the largest integral multiple of $10,000 that does not exceed such amount.

          No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________
                                       AUTHORIZED OFFICER



Dated:
        -----------


                        CERTIFICATE OF AUTHENTICATION

     THIS  IS   ONE  OF  THE  CLASS  A-X  CERTIFICATES  REFERRED  TO  IN  THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)


           (Please print or typewrite name and address of assignee)


the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated: _____    NOTICE:  The signature to  this assignment must
                correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.


                                 EXHIBIT A-4
                  FORM OF FIXED RATE SUBORDINATE CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                       SERIES 1997-C1, CLASS (B)(C)(D)

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES AND THE PORTION OF COLLATERAL SUPPORT DEFICIT ALLOCABLE TO THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. THIS CERTIFICATE CONSTITUTES A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate
                                                   ---
Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES
IS  A  "QUALIFIED  INSTITUTIONAL   BUYER"  AS   DEFINED  IN  RULE  144A IN A
TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR
(ii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION Section 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH
ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN

ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER, THE SPECIAL SERVICER, THE EXTENSION ADVISER, THE INITIAL PURCHASER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE.

PASS-THROUGH
RATE:  ____%     APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF
                 THE LOANS AFTER DEDUCTING PAYMENTS DUE AND
DENOMINATION:
$94,936,000.00   PREPAYMENTS RECEIVED ON OR BEFORE THE CUT-OFF DATE:
                 $1,356,228,736

DATE OF POOLING
AND SERVICING
AGREEMENT: AS OF
JUNE 1, 1997     SERVICER:  FIRST UNION NATIONAL BANK

CUT-OFF DATE:
JUNE 11, 1997

CLOSING DATE:
JUNE 30, 1997    SPECIAL SERVICER:  LENNAR PARTNERS, INC.

FIRST DISTRIBUTION
DATE:
JULY 20, 1997    TRUSTEE:  THE CHASE MANHATTAN BANK
                                                 CERTIFICATE NO.:
APPROXIMATE
AGGREGATE
CERTIFICATE
BALANCE          CUSIP NO. 22540A ___
OF THE CLASS
(B)(C)(D)
CERTIFICATES
AS OF THE CLOSING
DATE:  $________ CERTIFICATE NO.:  __


THIS CLASS (B)(C)(D) CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received
                                 -----
or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    ------------

is the registered owner of the interest evidenced by this Certificate in the Class (B)(C)(D) Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and
                                                                -----------
Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities
-------------------
Corp. (hereinafter called the "Depositor", which term includes any successor
                               ---------
entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
            ------------
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Denomination of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the Class (B)(C)(D) Certificates. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended. Each Holder of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class of Certificates of the same Class as this Certificate for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums and Yield Maintenance Charges as provided in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the Class
(B)(C)(D) Pass-Through Rate specified above on the Certificate Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the sum of the General Available Distribution Amount and the Private Loan Available Distribution Amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

          Collateral Support Deficit and Certificate Deferred Interest on the Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Collateral Support Deficit or Certificate Deferred Interest on the Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering
Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class (B)(C)(D) Certificates will be issued in book-entry form through the facilities of DTC in Denominations of not less than $10,000 initial Certificate Balance and in integral multiples of $1,000 in excess thereof.

          No  fee or  service  charge  shall be  imposed  by the  Certificate
Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________
                                       AUTHORIZED OFFICER

Dated:
        -------------


                        CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS (B)(C)(D) CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)


           (Please print or typewrite name and address of assignee)


the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated:  _____   NOTICE:  The signature to  this assignment must
                correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.


                                 EXHIBIT A-5
               FORM OF ADJUSTABLE RATE SUBORDINATE CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                 SERIES 1997-C1, CLASS (E)(F)(G)(H)(I)(J)(K)

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES AND THE PORTION OF COLLATERAL SUPPORT DEFICIT ALLOCABLE TO THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. THIS CERTIFICATE CONSTITUTES A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate
                                                   ---
Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

(THE FOLLOWING INFORMATION IS PROVIDED FOR PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. ASSUMING THE COLLATERAL PREPAYS AT 0% CPR AND THE ARD LOANS PREPAY ON THEIR ACCELERATED REPAYMENT DATE, THIS CERTIFICATE IS ISSUED ON JUNE 30, 1997, WITH AN INITIAL COUPON RATE OF 7.5%. THIS CERTIFICATE HAS BEEN ISSUED WITH $
                                                                        ---
  OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE MONTHLY YIELD EXPRESSED
ON AN ANNUAL BASIS IS      %, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE
                      -----
INITIAL SHORT ACCRUAL PERIOD IS $     PER $1,000 OF INITIAL PRINCIPAL AMOUNT,
                                 ----
COMPUTED ASSUMING THE YIELD IS ACCRUED DURING THE INITIAL PERIOD ON THE BASIS OF DAILY COMPOUNDING.)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.

NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR
(ii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY

SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION Section 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER, THE SPECIAL SERVICER, THE EXTENSION ADVISER, THE INITIAL PURCHASER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE TRANSFEREE OF A BENEFICIAL INTEREST IN A CERTIFICATE THAT IS A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE.

PASS-THROUGH
RATE: Variable     APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF
                   THE LOANS AFTER DEDUCTING PAYMENTS DUE AND
DENOMINATION:
$ ________         PREPAYMENTS RECEIVED ON OR BEFORE THE CUT-OFF DATE:
                   $1,356,228,736

DATE OF POOLING AND
SERVICING AGREEMENT:
AS OF
JUNE 1, 1997       SERVICER:  FIRST UNION NATIONAL BANK

CUT-OFF DATE:
JUNE 11, 1997

CLOSING DATE:
JUNE 30, 1997      SPECIAL SERVICER:  LENNAR PARTNERS, INC.

FIRST DISTRIBUTION
DATE:
JULY 20, 1997      TRUSTEE:  THE CHASE MANHATTAN BANK

APPROXIMATE
AGGREGATE          CUSIP NO. 22540A __
CERTIFICATE
BALANCE
OF THE CLASS       CERTIFICATE NO.: __
(E)(F)(G)(H)(I)(J)(K)
CERTIFICATES
AS OF THE CLOSING
DATE:  $ _______


THIS CLASS (E)(F)(G)(H)(I)(J)(K) CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal
                                     -----
received or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    -----------

is the registered owner of the interest evidenced by this Certificate  in the
Class
(E)(F)(G)(H)(I)(J)(K) Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage
 -------------------------------
Securities Corp. (hereinafter called the "Depositor", which term includes any
                                          ---------
successor entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the Class of
            ------------
Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Denomination of this Certificate specified on the face hereof by the aggregate initial Certificate Balance of the Class (E)(F)(G)(H)(I)(J)(K) Certificates. The Certificates are
designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of 1986, as amended. Each Holder of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class of Certificates of the same Class as this Certificate for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. Holders of this Certificate may be entitled to Prepayment Premiums and Yield
Maintenance Charges as provided in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the Class
(E)(F)(G)(H)(I)(J)(K)  Pass-Through  Rate   specified  in  the   Pooling  and
Servicing Agreement on the Certificate Balance of this Certificate immediately prior to each Distribution Date. Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate's pro rata share of the sum of the General Available Distribution Amount and the Private Loan Available Distribution Amount to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

          Collateral Support Deficit and Certificate Deferred Interest on the Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Collateral Support Deficit or Certificate Deferred Interest on the Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering
Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Subject to the terms of the Pooling and Servicing Agreement, the Class (E)(F)(G)(H)(I)(J)(K) Certificates will be issued in book-entry form through the facilities of DTC in Denominations of not less than $10,000 initial Certificate Balance and in integral multiples of $1,000 in excess thereof.

          No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS

PRINCIPLES APPLIED IN NEW YORK.


          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________
                                       AUTHORIZED OFFICER


Dated:
        ------------

                        CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS (E)(F)(G)(H)(I)(J)(K) CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                   AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)


           (Please print or typewrite name and address of assignee)


the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated: _______   NOTICE:  The signature to  this assignment must
                 correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.


                                 EXHIBIT A-6
                        FORM OF CLASS V-1 CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 1997-C1, CLASS V-1

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH
PROPOSED PURCHASER OR TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR (ii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION Section 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER, THE SPECIAL SERVICER, THE EXTENSION ADVISOR, THE INITIAL PURCHASER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

PERCENTAGE
INTEREST: _____%        SERVICER:  FIRST UNION NATIONAL BANK

DATE OF POOLING
AND SERVICING
AGREEMENT: AS OF        SPECIAL SERVICER:  LENNAR PARTNERS, INC.
JUNE 1, 1997

CUT-OFF DATE:
JUNE 11, 1997           TRUSTEE:  THE CHASE MANHATTAN BANK

CLOSING DATE:
JUNE 30, 1997

FIRST DISTRIBUTION
DATE:
JULY 20, 1997          CERTIFICATE NO.:  ___


THIS CLASS V-1 CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received or
                     -----
receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    --------------------------------------------

is the registered owner of the interest evidenced by this Certificate in the Class V-1 Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and
                                                                -----------
Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities
-------------------
Corp. (hereinafter called the "Depositor", which term includes any successor
                               ---------
entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. The Holder of this Certificate is not entitled to distributions of principal or, except as described herein, interest from the Trust Fund. A summary of certain of the pertinent provisions of the Pooling and Servicing Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate represents the right to receive Excess Interest.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the
            ------------
Class V-1 Certificates that is specified on the face hereof. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          The Class V-1 Certificates will represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of Excess Interest, and such portion will be treated as a grantor trust under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Internal Revenue Code. Each Holder of this Certificate, by acceptance hereof, agrees to treat this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income and agrees to take no action inconsistent with the foregoing.

          Pursuant to the terms of the Pooling and Servicing Agreement, the Trustee shall distribute to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of Excess Interest then distributable, if any, to the Class V-1 Certificates for such Distribution Date, all as more fully described in the Pooling and Servicing Agreement. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          The Class V-1 Certificates will be issued in fully registered, certificated form, in Percentage Interests of not less than 20%.

          No  fee or  service  charge  shall be  imposed  by the  Certificate
Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.


                              By:  ___________________________
                                       AUTHORIZED OFFICER

Dated:
        -------------

                        CERTIFICATE OF AUTHENTICATION

     THIS  IS  ONE  OF  THE  CLASS  V-1   CERTIFICATES  REFERRED  TO  IN  THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated: NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED


The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.


                                 EXHIBIT A-7
                         FORM OF RESIDUAL CERTIFICATE


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                        SERIES 1997-C1, CLASS (R)(LR)

THIS CLASS (R)(LR) CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(A)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUSTEE OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.

THE INITIAL INVESTOR IN THIS CERTIFICATE, AND EACH SUBSEQUENT
PURCHASER OF THIS CERTIFICATE, BY PURCHASING THIS CERTIFICATE OR AN INTEREST HEREIN, IS DEEMED TO HAVE AGREED TO COMPLY WITH CERTAIN TRANSFER REQUIREMENTS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. A TRANSFEREE IS ALSO REQUIRED TO DELIVER AN INVESTMENT REPRESENTATION LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT C TO THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE MAY NOT BE PURCHASED OR TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) AN INVESTMENT REPRESENTATION LETTER FROM THE PROPOSED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE, IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, TO THE EFFECT THAT SUCH PROPOSED PURCHASER OR TRANSFEREE IS NOT (i) AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH A "PLAN") OR
(ii) A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT IN THE ENTITY BY SUCH PLAN AND THE APPLICATION OF DEPARTMENT OF LABOR REGULATION Section 2510.3-101), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY THE PURCHASE AND HOLDING OF SUBORDINATE CERTIFICATES BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR (B) IF SUCH CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PERSON DESCRIBED IN CLAUSES (i) OR (ii) ABOVE, AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR TO THE EFFECT THAT SUCH
ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY SUCH PROPOSED PURCHASER OR TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE OR THE PROVISIONS OF ANY SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A "PROHIBITED TRANSACTION" WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE SERVICER, THE SPECIAL SERVICER, THE EXTENSION ADVISER, THE INITIAL PURCHASER OR THE DEPOSITOR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR ANY SUCH SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

PERCENTAGE INTEREST
EVIDENCED BY THIS      SERVICER:  FIRST UNION NATIONAL BANK
CERTIFICATE: ____%

DATE OF POOLING AND
SERVICING AGREEMENT:   SPECIAL SERVICER:  LENNAR PARTNERS, INC.
AS OF
JUNE 1, 1997

CUT-OFF DATE:
JUNE 11, 1997         TRUSTEE:  THE CHASE MANHATTAN BANK

CLOSING DATE:
JUNE 30, 1997         CERTIFICATE NO.:  __

FIRST DISTRIBUTION DATE:
JULY 20, 1997

THIS CLASS (R)(LR) CERTIFICATE evidences a beneficial ownership interest in a trust fund, consisting primarily of (i) a pool of commercial and multifamily mortgage loans (the "Loans"), all interest and principal received
                     -----
or receivable on or with respect to the Loans (other than payments of principal and interest due and payable on the Loans on or before the Cut-off Date and payments of principal and interest due and payable on the Loans after the Cut-off Date and paid on or before the Cut-off Date), together with all documents included in the related Mortgage Files; (ii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Accounts, the Excess Interest Distribution Account, the Interest Reserve Account, any Servicing Accounts, and, if established, the REO Account; (iii) any REO Property; (iv) the rights of the mortgagee under all Insurance Policies with respect to the Loans and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement (collectively, the "Trust Fund"), formed and sold by
 ----------

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., THE SERVICER, THE SPECIAL SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT
                    -------------------------------------------

is the registered owner of the interest evidenced by this Certificate in the Class (R)(LR) Certificates issued by the Trust Fund created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and
                                                                -----------
Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities
-------------------
Corp. (hereinafter called the "Depositor", which term includes any successor
                               ---------
entity under the Pooling and Servicing Agreement), the Trustee, the Special Servicer and the Servicer. A summary of certain of the pertinent provisions of the Pooling and Servicing
Agreement is set forth hereafter. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage Interest in the
            ------------
Class (R)(LR) Certificates that is specified on the face hereof. The Certificates are designated as the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1 and are issued in eighteen Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust Fund.

          This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

          This Certificate is a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of 1986, as amended. Each transferee of this Certificate, by acceptance hereof, agrees to treat, and take no action inconsistent with the treatment of, this Certificate in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

          Pursuant to the terms of the Pooling and Servicing Agreement, distribution, if any, on this Certificate shall be made by the Trustee to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the Distribution Date to the Person in whose name this Certificate is registered as of the related Record Date. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          The Certificates are limited in right of payment to, among other things, certain collections and recoveries respecting the Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Certificate Account and the Distribution Accounts will be held in the name of the Servicer and Trustee, respectively, on behalf of the Certificateholders, and the Servicer (with respect to the Certificate Account) or the Trustee (with respect to the Distribution Accounts) will be authorized to make withdrawals therefrom. Amounts on deposit in the Certificate Account may be invested in Permitted Investments. Interest or other net income earned on funds in the Certificate Account will be paid to the Servicer and withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Loans and administration of the Trust Fund.

          All distributions under the Pooling and Servicing Agreement to a Class of Certificates shall be made on each Distribution Date (other than the final distribution on any Certificate) to Certificateholders of record on the related Record Date by check mailed to the address set forth therefor in the Certificate Register or, if such Certificateholder (1) has provided the Trustee with wire instructions in writing at least five Business Days prior to the related Record Date and (2) is the registered owner of Certificates with an original Certificate Balance or Notional Balance, as applicable, of at least $5,000,000, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. The final distribution on this Certificate shall be made in like manner, but only upon presentment and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

          Any funds not distributed on the final Distribution Date because of the failure of Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the benefit of the non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice has been given pursuant to Section 4.01(h) of the Pooling and Servicing Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 4.01(h) of the Pooling and Servicing Agreement.

          As provided in the Pooling and Servicing Agreement, and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the office of its transfer agent, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized Denominations will be issued to the designated transferee or transferees.

          Each Person who has or who acquires any Ownership Interest in a Class (R)(LR) Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under Section 5.02(d) of the Pooling and Servicing Agreement to deliver payments to a Person other than such Person. The rights of each Person acquiring any Ownership Interest in a Class (R)(LR) Certificate are expressly subject to the following provisions: (A) No Person holding or acquiring any Ownership Interest in a Class (R)(LR) Certificate shall be a Disqualified Organization or agent thereof (including a nominee, middleman or similar person) (an "Agent"), a Plan or a Person
                                             -----
acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or a Non-U.S. Person and shall promptly notify
    -----------------------
the Servicer, the Trustee and the Certificate Registrar of any change or impending change to such status; (B) In connection with any proposed Transfer of any Ownership Interest in a Class (R)(LR) Certificate, the Certificate Registrar shall require delivery to it, and no Transfer of any Class (R)(LR) Certificate shall be registered until the Certificate Registrar receives, an affidavit substantially in the form attached to the Pooling and Servicing Agreement as Exhibit D-1 (a "Transfer Affidavit") from the proposed
                                       ------------------
Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is not a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person, and that it has reviewed the provisions of Section 5.02(d) of the Pooling and Servicing Agreement and agrees to be bound by them; (C) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (B) above, if the Certificate Registrar has actual knowledge that the proposed Transferee is a Disqualified Organization or Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person, no Transfer of an Ownership Interest in a Class (R)(LR) Certificate to such proposed Transferee shall be effected; and (D) Each Person holding or acquiring any Ownership Interest in a Class (R)(LR) Certificate shall agree (1) to require a Transfer Affidavit from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Class (R)(LR) Certificate and (2) not to transfer its Ownership Interest in such Class (R)(LR) Certificate unless it provides to the Certificate Registrar a letter substantially in the form attached to the Pooling and Servicing Agreement as Exhibit D-2 (a "Transferor
                                                       ----------
Letter") certifying that, among other things, it has no actual knowledge that
------
such prospective Transferee is a Disqualified Organization, an Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person.

          The Class (R)(LR) Certificates will be issued in fully registered, certificated form, in Denominations representing Percentage Interests of not less than 20%.

          No  fee or  service  charge  shall be  imposed  by the  Certificate
Registrar for its services in respect of any registration of transfer or exchange referred to in Section 5.02 of the Pooling and Servicing Agreement.

          The Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Servicer, the Special Servicer, the Certificate Registrar nor any such agents shall be affected by any notice to the contrary.

          The Pooling and Servicing Agreement may be amended by the parties thereto, without the consent of any of the Holders of Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error,
(iii) to change the timing and/or nature of deposits in the Certificate Account, the Distribution Accounts or the REO Account, provided that (A) the P&I Advance Date shall not be later than the related Distribution Date, (B) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel (at the expense of the party requesting the amendment) and (C) such change would not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency to such effect, (iv) to modify, eliminate or add to any of its provisions (A) to such extent as shall be necessary to maintain the qualification of the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) as a REMIC or to avoid or minimize the risk of imposition of any tax on the Trust Fund, provided that the Trustee has received an opinion of counsel (at the expense of the party requesting the amendment) to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any holder of the Certificates or (B) to restrict the transfer of the Residual Certificates, provided that the Depositor has determined that the then-current ratings of any Class of the Certificates will not be downgraded, qualified or withdrawn, as evidenced by a letter from each Rating Agency to such effect, and that any such amendment will not give rise to a federal tax with respect to the transfer of the Residual Certificates to a non-permitted transferee, (v) to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement or any other change, provided that such action will not adversely affect in any material respect the interests of any Certificateholder or (vi) to amend or supplement any provision of the Pooling and Servicing Agreement to the extent necessary to maintain the then current ratings assigned to each Class of Certificates by each Rating Agency as confirmed in writing.

          The Pooling and Servicing Agreement may also be amended by the parties thereto with the consent of the Holders of Certificates of each Class affected thereby evidencing, in each case, not less than 66 2/3% of the aggregate Percentage Interests constituting such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of the Certificates, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Loans which are required to be distributed on a Certificate of any Class without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class then outstanding, (iii) adversely affect the Voting Rights of any Class of Certificates without the consent of the Holders of all Certificates of such Class then outstanding, amend the section of the Pooling and Servicing Agreement that relates to the provisions described in this paragraph.

          Notwithstanding the foregoing, the Trustee will not be required to consent to any amendment to the Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Special Servicer, the Depositor, the Trustee or any other specified person in accordance with such amendment will not result in the imposition of a tax on the REMIC constituted by the Trust Fund or cause the Trust Fund (or either the Upper-Tier REMIC or Lower-Tier REMIC) to fail to qualify as a REMIC.

          The Mortgage Loan Seller may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties hereto within 60 days of the first Distribution Date on which the aggregate Stated Principal Balances of the Loans and any REO Loans remaining in the Trust Fund is less than 3.25% of the aggregate Cut-off Date Principal Balance of the Loans set forth in the Preliminary Statement to the Pooling and Servicing Agreement. If the Mortgage Loan Seller does not exercise such option within 60 days after it becomes exercisable, the Holders of a majority of the Percentage Interests in the Controlling Class can notify the Mortgage Loan Seller of their intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, such Holders of the Controlling Class will be entitled to exercise such option. If the Holders of a majority of the Percentage Interests of the Controlling Class do not exercise such option within 60 days after it becomes exercisable, Servicer can notify the Mortgage Loan Seller of its intention to exercise such option and if the Mortgage Loan Seller does not exercise such option within 10 Business Days thereafter, the Servicer will be entitled to exercise such option.

          The obligations created by the Pooling and Servicing Agreement and the Trust Fund created thereby (other than the obligation of the Trustee to make payments to Certificateholders as provided for in the Pooling and Servicing Agreement), shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (i) the purchase by the Mortgage Loan Seller, the Holders of the Controlling Class or the Servicer of all the Loans and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in the Trust Fund. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose. The Certificate Registrar has executed this Certificate on behalf of the Trust Fund as Certificate Registrar under the Pooling and Servicing Agreement and makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Loans.

          THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

          IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

                              THE CHASE MANHATTAN BANK,
                              not in its individual capacity but solely as Certificate Registrar under the Pooling and Servicing Agreement.



                              By:  ___________________________
                                       AUTHORIZED OFFICER


Dated:
        ---------------


                        CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS (R)(LR) CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                   THE CHASE MANHATTAN BANK,

                                   Authenticating Agent


                              By:  ___________________________
                                       AUTHORIZED SIGNATORY

                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenant in common                 UNIF GIFT MIN ACT
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with rights of     ___________ Custodian under
          survivorship and not as tenants in       (Cust)
          common
                                                   Uniform Gifts to Minors Act

                                                   __________________________
                                                   (State)

   Additional abbreviations may also be used though not in the above list.


                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


   (Please insert Social Security or other identifying number of Assignee)


           (Please print or typewrite name and address of assignee)


the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate register of the within-named Trust, with full power of substitution in the premises.

Dated: NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


------------------------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of __________________________________ account number _______________
or,   if  mailed   by   check,  to   _______________________________________.
Statements should be mailed to _____________________________________________.
This information is provided by assignee named above, or ____________________ __________, as its agent.



                                  EXHIBIT B

                            MORTGAGE LOAN SCHEDULE




CSFB97C1 - MORTGAGE LOAN SCHEDULE - PART I (PROPERTIES)

LOAN    PROPERTY                          PROPERTY                     PROPERTY
NOS     NAME                              ADDRESS                       CITY                 STATE          ZIP
___     ________                          ________                     ________              _____          ___

1      Veterans Blvd. Schwegmann's       3620 Veterans Boulevard         Metarie             Louisiana      70002
1      Airline Highway Schwegmann's      10057 Airline Highway           St Rose             Louisiana      70087
1      Lake Oaks Plaza Schwegmann's      6600 Franklin Avenue            New Orleans         Louisiana      70122
1      Plaza East Shopping Center        6001 Bullard Road               New Orleans         Louisiana      70126
1      Power Blvd. Schwegmann's          3711 Powers Boulevard           Metarie             Louisiana      70003
1      Lapalco Schwegmann's              5151 Lapalco Boulevard          Marrero             Louisiana      70072
1      W. Judge Perez Schwegmann's       8400 W. Judge Perez Drive       Chalmette           Louisiana      70043
1      West Veterans Schwegmann's        2627 W. Veterans Mem. Highway   Kenner              Louisiana      70062
1      Sherwood Forest Schwegmann's      5959 S. Sherwood Forest Blvd.   Baton Rouge         Louisiana      70816
1      West Bank/Westside Plaza          1601 West Bank Expressway       Harvey              Louisiana      70058
1      Woodland Parkway Schwegmann's     4400 Woodland Parkway           Algiers             Louisiana      70114
1      Broad Street Schwegmann's         300 Broad Street                New Orleans         Louisiana      70119
1      Roma Avenue Schwegmann's          1000 Roma ASvenue               Hammond             Louisiana      70403
1      Old Gentilly Road Schwegmann's    5300 Old Gentilly Road          New Orleans         Louisiana      70126
1      West Airline Hwy Schwegmann's     8001 West Airline Highway       Metarie             Louisiana      70003
1      Annuciation St Schwegmann's       1325 Annunciation Street        New Orleans         Louisiana      70130
2      D & D Building                    979 Third Avenue                New York            New York       10022
3      Pan-Sahara Pavilion               4604-4760 West Sahara Avenue    Las Vegas           Nevada         89102
3      Pan-Olympia Square                SE Pacific Avenue & I-5         Olympia             Washington     98501
3      Pan-Maysville Marketplace         Kentucky 9 (AA Highway)         Maysville           Kentucky       41056
3      Pan-Country Club Center           NWC Southern Blvd. & Pine Tre   Rio Rancho          New Mexico     87124
4      Roosevelt Center                  1280-1350 Corporate Dr.         Westbury            New York       11590
5      Prince George's Plaza             3500 West End Highway           Hyattsville         Maryland       27082
6      Quantum R&D Facility              333 South Street                Shrewsbury          Massachusetts  01545
6      Quantum Research Facility         1450 Centenial Parkway          Louisville          Colorado       80027
7      Fortunoff Jewelry & Silver        Old Country Road                Westbury            New York       11590
7      M. Fortunoff Woodbridge           441 Wooodbridge Center Drive    Woodbridge Township New Jersey     07095
8      Town & Country Hotel              500 Hotel Circle North          San Diego           California     92109
9      Bruckner Plaza                    Buckner Blvd.&White Plains Rd   Bronx               New York       10451
10     The Paramount Building            1501 Broadway                   New York            New York       10036
11     Summit Bank                       750 Walnut Street               Cranford            New Jersey     07016
12     Las Americas V. Shopping          Coral Way and SW 122nd Street   Miami               Florida        33175
13     Broadway Square                   8751 Broadway Blvd.             Houston             Texas          77061
14     Airlines Parking                  7777 & 8325 Merriman Road       Romulus             Michigan       48174
16     Continental Terrace               2361-81 Rosencrans              El Segundo          California     90245
16     3601 Aviation                     3601 Aviation                   Manhattan Beach     California     90245
17     Oregon City Center                NE Quad. of I-205 &99E          Oregon City         Oregon         97045
17     Sandy Marketplace                 36641-36967 SE Highway 26       Sandy               Oregon         97055
17     Southgate Shopping Center         10435 SE 82nd Ave.              Portland            Oregon         97206
18     Tandy Corp Credit Lease           1280-1350 Corporate Drive       Westbury            New York       11590
19     Radisson Suites                   1201 Gulf Blvd.                 Clearwater          Florida        34630
20     Hampshire Hotel                   157 W. 47th Street              New York            New York       10036
21     GF-Baltimore Sheraton             903 Dulaney Valley Road         Towson              Maryland       21204
22     Fordham Road                      300-316 East Fordham Road       Bronx               New York       10458
23     Cottonwood Creek Mall             1801 Park Highway               Wasilla             Alaska         99654
24     Sleep Inn Destin                  10775 US Highway 98             Destin              Florida        32541
24     Super 8 Mission Bay               4540 Mission Bay Drive          San Diego           California     92109
24     Sleep Inn Tallahassee             1695 Capital Circle NW          Tallahassee         Florida        32303
24     Super 8 Sikeston                  2609 E. Malone Street           Sikeston            Missouri       63801
24     Super 8 Rock Falls                2100 1st Avenue                 Rock Falls          Illinois       61071
24     Super 8 Poplar Bluff              2831 N. Westwood Blvd.          Poplar Bluff        Missouri       63901
24     Super 8 Somerset                  601 S. Highway 27               Somerset            Kentucky       42501
25     Park City 3&4 Apartments          97-07 63rd Road                 Rego Park, Queens   New York       11374
26     Holyoke                           480 Hampden St. PO Box 867      Holyoke             Massachusetts  01041
27     Foothills Park Place              NWC Interstate 10 & Ray Road    Phoenix             Arizona        85016
28     Brandy-Town & Country Apts.       East side of Linden Street      Bethlehem           Pennsylvania   18017
29     Ford's Colony Country Club        One Ford's Colony Drive         Williamsburg        Virginia       23188
30     422 Business Center               422 Mill Road                   Oaks                Pennsylvania   19456
31     Austin Airport North Courtyard    5660 North IH 35                Austin              Texas          78751
32     Bass-Hilltop Shopping Center      Hilltop Drive                   Redding             California     96002
32     Bass Vons/Longs Plaza             North h Street                  Lompoc              California     93436
32     Bass-Elkhorn Shopping Center      Elkhorn Boulevard               Sacrmento           California     95835
33     173-175 Riverside Drive           173-175 Riverside Drive         New York            New York       10024
34     Regal Cinemas Multi-plex          525 Marketplace Drive           Henrietta           New York       14623
35     48 West 48th Street               48 West 48th Street             New York            New York       10036
36     Ralphs - Olympic                  Olympic & Barrington            Los Angeles         California     90035
37     TJ Maxx Plaza                     1338-1366 Hooper Ave.           Toms River          New Jersey     08753
38     Reseda Business Park              6851-6934 Canby Avenue          Reseda              California     91335
39     Hoilday Inn Express               6401 Branndon Avenue            Springfield         Virginia       22150
40     Plantation Residence Inn          130 N. University Drive         Plantation          Florida        33324
41     Carlsbad Plaza                    2502-2590 El Camino Real        Carlsbad            California     92008
42     Ralphs-Victory                    Victory & Fallbrook             Canoga Park         California     91307
43     Key West Fairfield Inn            2400 N. Roosevelt Blvd.         Key West            Florida        33040
44     Meridan Theater                   Pomeroy Avenue                  Meridan             Connecticut    17828
44     Windham Theater                   Jilson Square                   Windham             Connecticut    17215
46     Bon-Ton Department Store          Mall at Greece Ridge Center     Greece              New York       14616
47     Kohl's Department Store           1909 Independence Avenue        Springfield         Missouri       65804
48     Mission Trace I                   3333 S. Wadsworth Blvd.         Lakewood            Colorado       80227
49     Builder's Square                  2495 Gulf to Bay Boulevard      Clearwater          Florida        34625
50     Genus Inc. Building               62 Stanley Tucker Drive         Newburyport         Massachusetts  01950
51     Gulf Freeway Plaza                10000 Gulf Freeway              Houston             Texas          77034
51     Katy Freeway Plaza                11901 - 11939 Katy Freeway      Houston             Texas          77079
51     Loop 610 Center                   2562 - 2590 South Loop 610      Houston             Texas          77005
51     Plainfield Plaza                  9882 - 98 Southwest Freeway     Houston             Texas          77099
51     Southwest Bellfort S.C.           11200 Southwest Freeway         Houston             Texas          77031
52     Bon-Ton Department Store          Eastview Mall                   Victor              New York       14564
53     Blossom Cove                      11801-11889 Starcrest Drive     San Antonio         Texas          78247
53     Blossom International II          11901-11995 Starcrest Drive     San Antonio         Texas          78247
54     Delphia-Pathmark                  840 Cottman Ave.                Philadelphia        Pennsylvania   19111
55     Builder's Square                  8199 Pearl Road                 Strongsville        Ohio           44134
56     Austin Northwest Residence Inn    3713 Tudor Blvd.                Austin              Texas          78759
57     Personal Self Storage             4595 Mission Bay Drive          San Diego           California     92109
58     Washington Park Apartments        418 Marshall Walk               Louisville          Kentucky       40214
59     2-20 East Fordham Road            2-20 East Fordham Road          Bronx               New York       10468
60     GF-Richmond Hilton                5501 Eubank Road                Sandston            Virginia       23150
61     Vernon-Pathmark                   One Parkmark Plaza              Mount Vernon        New York       10550
62     Foothills Oaks Shopping Center    1449 East "F" Street            Oakdale             California     95361
63     Houston Galleria                  2500 McCue Street               Houston             Texas          77056
64     Hyde Park Condominium             707 & 712 U.S. Route 9          Hyde Park           New York       19094
64     Linden Lane Apartments            1400 Macdade Boulevard          Ridley              Pennsylvania   19094
65     Hartz Mountain                    1000 Secaucus Road              Secaucus            New Jersey     08301
66     North Rodeo Drive                 428-430 N Rodeo Dr              Beverly Hills       California     90120
67     Borders Books and Music           5055-5059 South Plaza lane      Monclair            California     91763
68     Brandy-Northwood Oaks             2519 McMullen Booth Road        Clearwater          Florida        34621
69     White Sands Mall                  3199 White Sands Mall Blvd.     Alamogordo          New Mexico     88310
70     Holiday Inn Express-Exton         120 N. Pottstown Pike           Exton               Pennsylvania   19341
71     Best Western Virginia             1101 Atlantic Avenue            Virginia Beach      Virginia       23451
72     Bon-Ton Department Stores         Irondoquoit Mall                Irondequoit Twnshp  New York       14617
73     Doheny Village Center             34061-34131 Doheny Park Road    Dana point          California     92629
74     The Village at San Luis Obispo    55 North Broad Street           San Luis Obispo     California     93405
75     Builder's Square                  363 North Naperville Road       Bolingbrook         Illinois       63126
76     El Camino Center                  285 North El Camino Real        Encinitas           California     92075
77     Townhouses of Plantation          4790 NW 9th Court               Plantation          Florida        33317
78     Windsong Apartments               2352 Windway Lane               Virginia Beach      Virginia       23455
79     Austin Northwest Courtyards       9409 Stonelake Blvd.            Austin              Texas          78759
80     Rosewood Village Shopping Ctr     3080 Marlo Road                 Santa Rosa          California     95403
81     Peppertree Apartments - 2         2701 Longmire                   College Station     Texas          77845
82     750 Walnut                        750 Walnut                      Cranford            New Jersey     07016
83     Delchamps Plaza                   3046 Indiana Ave.               Vicksburg           Mississippi    39180
84     Bon-Ton Department Stores         Marketplace Mall                Henrietta           New York       14467
85     Brandy-Providence Plaza           1235 Providence Boulevard       Deltona             Florida        32725
86     Hawkin-Pathmark                   517 Route 72 West               Stafford Township   New Jersey     08050
87     Baytower Corporate Center         15901 Hawthorne Blvd.           Lawndale            California     90260
88     Park on Bandera                   2011 Bandera Road               San Antonio         Texas          78228
89     Plaza de la Fiesta I              2661, 2667 E.  Florence         Huntington Park     California     90255
90     Kinnelon Mall                     25 Kinnelon Road                Kinnelon            New Jersey     07405
91     Quail Ridge Center                Nogales & La Puente             West Covina         California     91792
92     The Hamlet Apartments             1319-159th Avenue               San Leandro         California     94578
93     Soho Properties                   93-99 Greene Street             New York            New York       10012
93     116-118 Wooster                   116-118 Wooster                 New York            New York       10012
94     Gat-Rancho Del Oro                805-835 College Blvd            Oceanside           California     92116
95     Comfort Inn                       100 Indian Center Court         Kingsport           Tennessee      37660
96     Wendland Plaza                    1001-1033 Fort Hood Street      Killeen             Texas          76541
97     GF-Philadelphia Holiday Inn       900 Packer Avenue               Philadelphia        Pennsylvania   19148
98     GF-North Haven Holiday Inn        201 Washington Avenue           New Haven           Connecticut    06519
99     Los Verdes                        1010 48th Street                Phoenix             Arizona        85008
100    Plaza Riviera                     1611 S. Catalina Avenue         Redondo Beach       California     90277
101    Pine Cove Apartments              2354 Pine Cove Circle           Gainesville         Georgia        30504
102    Glastonbury Country Club          239 Country Club Rd.            Glastonbury         Connecticut    06073
103    Gloversville                      Arterial Route 30A              Gloversville        New York       12078
104    Belltowne Apartments              327 Columbus Drive              Columbus            Ohio           43213
105    Delchamps Plaza                   1335 Peterman Drive             Alexandria          Louisiana      71309
106    Country Club Plaza                4421 Nelson Road                Lake Charles        Louisiana      70605
107    Woolworth Center                  949-959 Southern Blvd.          New York            New York       10459
108    Gat-Palm Promenade                South Palm Avenue               San Diego           California     92173
109    Choctaw Plaza                     U.S. Highwy 90                  Waveland            Mississippi    28045
110    Alexander Plaza                   301-435B Highway 96             Franklin            Tennessee      39576
111    538 Madison                       538 Madison                     New York            New York       10022
112    Park Place Apartments             100 Belle Fontaine Drive        Lafayette           Louisiana      70506
113    Village Inn                       1 Beach Street                  Narragansett        Rhode Island   02882
114    Ocotillo Apartments               1780 W. Missouri                Phoenix             Arizona        85022
115    Gat- East County Square           13465  Camino Square            Lakeside            California     92130
116    Hampton Inn-Robinsonville         7500 Commerce Landing Road      Robinsonville       Mississippi    38664
117    Jefferson Oaks                    8155 Jefferson Highway          Baton Rouge         Louisiana      70809
118    Woodbridge Jewelry Exchange       One Woodbridge Center, Rte. 9   Woodbridge          New Jersey     07095
119    Seabrook Apartments               6730 Everhart Road              Corpus Christi      Texas          78413
120    West End Plaza                    5900,5910,5930 Greenbelt Road   Greenbelt           Maryland       20770
121    Dali Travel                       1059 W. Ball Road               Anaheim             California     92802
122    Rustic Ridge Apartments           2029 Calla Lorca                Santa Fe            New Mexico     87505
123    Two Corporate Place               Route 114                       Middltown           Rhode Island   02840
124    The Willows Apartments            10919 Fondren Road              Houston             Texas          77096
125    Days Inn (Lake Charles)           1010 N. Martin Luther King Hw   Lake Charles        Louisiana      70601
126    Orchid                            94 Belinda County Parkway       Mount Juliet        Tennessee      37122
127    Public Storage                    10850 Beach Blvd                Stanton             California     90680
128    Papago Springs Apartments         1819 North 40th Street          Phoenix             Arizona        85008
129    Inducon Amherst                   60-70-80-90 Earhart Drive       Williamsville       New York       14221
                                                                         (Amherst)
130    St Augustine Self Storage         5 Willard Drive                 St Augustine        Florida        32086
131    Cabana Park Apts.                 2524 Tulip Lane                 Las Vegas           Nevada         89101
132    Brandy-Quincy Plaza               Cleveland St. @ U.S. Hwy 90     Quincy              Florida        32351
133    Peppertree Apartments - 1         3011-3027 Broadway              Fort Meyers         Florida        33901
134    Pennytree Apartments              232 S. Macdonald                Mesa                Arizona        85202
135    Shaker West Apartments            12500-12600 Shaker Blvd.        Cleveland           Ohio           44120
136    Casa Valencia Apartments          4400 NW 21st Street             Lauderhill          Florida        33313
137    Holridge Apartments               12440 N. 20th Street            Phoenix             Arizona        85022
138    Gallery Apartments                315 Guilbeau Road               Lafayette           Louisiana      70506
139    Stanford Court Apartments         402-430 O'Keefe Street          East Palo Alto      California     94303
140    Carson Highlands Self Storage     10010 Highway 50 East           Carson City         Nevada         89702
141    603 6th Avenue                    595-603 Ave. of the Americas    New York            New York       10011
142    Yorktown Apartments               2918 Brandon Avenue             Roanoke             Virginia       24015
143    1261-67 Forest Avenue             1267 Forest Avenue              Staten Island       New York       10302
144    Fieldside Apartments              99 Grove St.                    Groton              Connecticut    06340
145    Annhurst Apartments               4600 C Annhurst Drive           Belcamp             Maryland       21017
146    Shaker North Apartments           12701 Shaker Blvd.              Cleveland           Ohio           44120
147    Villa Bella Care                  325 West Islay Street           Santa Barbara       California     93101
148    Valley West Plaza                 5415 South 4090 West            Kearns              Utah           84118
149    Gardena Terrace Inn               15902 S. Western Avenue         Gardena             California     90247
150    Ocean Meadows Golf Course         6925 Whittier Drive             Goleta              California     93117
151    Best Western-Bremen               US Hwy 27 & I-20                Bremen              Georgia        30110
152    University Center                 2001 Manhattan Avenue           East Palo Alto      California     94303
153    Winkler Villa Apartments          123 Winkler Road                Houston             Texas          77087
154    Orange Sussex                     3000 MacArthur Street           Pinehurst           Texas          77630
155    Whispering Oaks Apartments        550 Eraste Landry Road          Lafayette           Louisiana      70501
156    Stone Crest Plaza                 3460,62, 64 Murphy Canyon Roa   San Diego           California     92100
157    Twin Oaks Apartments              2275, 2278 & 2315 Central Ave   Fort Myers          Florida        33901
158    Fe L. Higgins                     67 E. Barnett Ave.              Ventura             California     93001
159    Pecan Shadows Apartments          480 West Parker Road            Houston             Texas          77091
160    Granada Terrace Apartments        1301 Avenue A                   South Houston       Texas          77587
161    Oakdale Apartments                2302 N. 27th Street             Phoenix             Arizona        85008
162    Croix Apartments                  1901 Linhart Ave.               Fort Myers          Florida        33901
163    Hyatt Aruba                       Juan Orausquin Blvd. #85        Palm Beach          Aruba          33480
TOTAL


(Table continued...)


                                             CUT-OFF
LOAN    PROPERTY          PROPERTY           PRINCIPAL
NOS     TYPE              TYPE               BALANCE
____    ________          ________           _________

1       Retail            Anchored         8,799,274
1       Warehouse/Industr                  8,019,278
1       Retail            Anchored         7,424,824
1       Retail            Anchored         7,209,901
1       Retail            Single Tenant    5,457,262
1       Retail            Single Tenant    5,125,453
1       Retail            Single Tenant    4,663,248
1       Retail            Single Tenant    4,362,599
1       Retail            Single Tenant     3,781,465
1       Retail            Anchored         2,956,410
1       Retail            Single Tenant    2,354,491
1       Retail            Single Tenant    2,000,733
1       Retail            Single Tenant    1,773,981
1       Retail            Single Tenant    1,747,523
1       Retail            Single Tenant    1,604,083
1       Retail            Single Tenant      778,340
2       Office                            62,934,415
3       Retail            Anchored        31,195,854
3       Retail            Anchored        14,152,752
3       Retail            Anchored         5,382,033
3       Retail            Anchored         3,289,020
4       Retail            Anchored        49,761,271
5       Retail            Anchored        44,000,000
6       Net Lease                         25,979,020
6       Net Lease                         15,587,412
7       Net Lease                         20,554,918
7       Net Lease                         20,554,918
8       Hospitality       Full Service    39,000,000
9       Retail            Anchored        38,869,224
10      Office                            37,773,212
11      Net Lease                         29,347,770
12      Retail            Anchored        26,680,721
13      Multifamily                       25,650,756
14      Other             Parking Lot     22,143,035
16      Office                             8,723,522
16      Office                             8,723,522
17      Retail            Anchored         9,962,194
17      Retail            Anchored         4,403,290
17      Retail            Anchored         3,068,356
18      Net Lease                         15,172,330
19      Hospitality       Full Service    14,678,879
20      Hospitality       Limited Service 14,092,026
21      Hospitality       Full Service    13,941,468
22      Retail            Anchored        13,245,330
23      Retail            Anchored        13,225,636
24      Hospitality       Limited Service  2,827,708
24      Hospitality       Limited Service  2,238,675
24      Hospitality       Limited Service  2,221,796
24      Hospitality       Limited Service  1,829,208
24      Hospitality       Limited Service  1,413,504
24      Hospitality       Limited Service  1,372,828
24      Hospitality       Limited Service  1,062,839
25      Multifamily       Coop            12,955,801
26      Retail            Anchored        12,460,860
27      Retail            Anchored        12,300,000
28      Multifamily                       11,696,489
29      Other             Golf Course     10,933,966
30      Warehouse/Industr                 10,400,000
31      Hospitality       Limited Service 10,000,000
32      Retail            Anchored         4,737,698
32      Retail            Anchored         2,812,697
32      Retail            Anchored         2,423,706
33      Multifamily       Coop             9,799,686
34      Net Lease                          9,473,684
35      Office                             9,272,766
36      Retail            Single Tenant    9,187,234
37      Retail            Anchored         9,142,784
38      Warehouse/Industr                  8,710,000
39      Hospitality       Limited Service  8,500,000
40      Hospitality       Limited Service  8,400,000
41      Retail            Anchored         8,200,000
42      Retail            Single           8,088,761
43      Hospitality       Limited Service  7,500,000
44      Net Lease                          3,601,470
44      Net Lease                          3,601,470
46      Net Lease                          7,136,023
47      Net Lease                          7,096,326
48      Mixed Use                          6,900,000
49      Retail            Single Service   6,828,592
50      Office            R & D            6,528,513
51      Retail            Unanchored       1,302,614
51      Retail            Unanchored       1,302,614
51      Retail            Unanchored       1,302,614
51      Retail            Unanchored       1,302,614
51      Retail            Unanchored       1,302,614
52      Net Lease                          6,481,575
53      Office                             3,041,443
53      Office                             3,041,443
54      Retail            Single Service   6,051,696
55      Retail            Single Service   6,031,408
56      Hospitality       Limited Service  6,000,000
57      Other             Self-Storage     5,997,918
58      Multifamily                        5,863,070
59      Retail            Unanchored       5,746,743
60      Hospitality       Full Service     5,676,169
61      Retail            Single Tenant    5,659,824
62      Retail            Anchored         5,650,000
63      Hospitality       Limited Service  5,600,000
64      Multifamily                        3,198,267
64      Multifamily                        2,198,809
65      Warehouse/Industr                  5,390,704
66      Retail            Unanchored       5,380,867
67      Net Lease                          5,138,454
68      Retail            Anchored         5,106,985
69      Retail            Anchored         5,084,588
70      Hospitality       Limited Service  5,049,000
71      Hospitality       Limited Service  5,033,013
72      Net Lease                          5,002,685
73      Retail            Anchored         5,000,000
74      Multifamily                        4,967,043
75      Retail            Single Service   4,830,000
76      Office                             4,750,000
77      Multifamily                        4,693,572
78      Multifamily                        4,565,037
79      Hospitality       Limited Service  4,500,000
80      Retail            Anchored         4,486,168
81      Multifamily                        4,465,492
82      Office                             4,457,716
83      Retail            Anchored         4,416,746
84      Net Lease                          4,373,786
85      Retail            Anchored         4,309,019
86      Retail            Single Service   4,265,950
87      Office                             4,217,454
88      Multifamily                        4,130,166
89      Retail            Unanchored       4,100,000
90      Retail            Anchored         4,050,000
91      Retail            Anchored         3,989,441
92      Multifamily                        3,964,039
93      Mixed Use                          1,975,000
93      Mixed Use                          1,975,000
94      Retail            Anchored         3,888,962
95      Hospitality       Limited Service  3,750,000
96      Retail            Anchored         3,601,895
97      Hospitality       Full Service     3,485,367
98      Hospitality       Full Service     3,485,367
99      Multifamily                        3,440,281
100     Office                             3,371,617
101     Multifamily                        3,277,316
102     Other             Golf Course      3,170,625
103     Retail            Anchored         3,132,822
104     Multifamily                        3,039,492
105     Retail            Anchored         3,028,169
106     Retail            Anchored         3,004,240
107     Retail            Anchored         2,994,904
108     Retail            Anchored         2,991,509
109     Retail            Anchored         2,951,288
110     Retail            Anchored         2,933,905
111     Office                             2,918,125
112     Multifamily                        2,836,709
113     Hospitality       Full Service     2,800,000
114     Multifamily                        2,746,972
115     Retail            Anchored         2,732,245
116     Hospitality       Limited Service  2,600,000
117     Multifamily                        2,510,761
118     Retail            Unanchored       2,497,342
119     Multifamily                        2,444,687
120     Retail            Anchored         2,382,985
121     Hospitality       Limited Service  2,191,532
122     Multifamily                        2,189,530
123     Office                             2,184,544
124     Multifamily                        2,168,678
125     Hospitality       Limited Service  2,022,804
126     Warehouse/Industr                  1,986,894
127     Other             Self-Storage     1,974,158
128     Multifamily                        1,876,226
129     Warehouse/Industr                  1,871,873
130     Other             Self-Storage     1,800,000
131     Multifamily                        1,769,378
132     Retail            Anchored         1,752,204
133     Multifamily                        1,741,491
134     Multifamily                        1,653,860
135     Multifamily                        1,623,199
136     Multifamily                        1,568,692
137     Multifamily                        1,537,689
138     Multifamily                        1,531,562
139     Multifamily                        1,515,306
140     Other             Self-Storage     1,499,128
141     Mixed Use                          1,497,119
142     Multifamily                        1,468,729
143     Retail            Anchored         1,451,362
144     Multifamily                        1,420,395
145     Multifamily                        1,403,583
146     Multifamily                        1,359,951
147     Health Care       Assisted Living  1,311,750
148     Retail            Unanchored       1,303,298
149     Hospitality       Limited Service  1,267,343
150     Other             Golf Course      1,244,488
151     Hospitality       Limited Service  1,203,514
152     Multifamily                        1,186,782
153     Multifamily                        1,100,019
154     Multifamily                          998,080
155     Multifamily                          992,007
156     Retail            Anchored           957,283
157     Multifamily                          894,267
158     Health Care       Assisted Living    847,707
159     Multifamily                          803,659
160     Multifamily                          792,601
161     Multifamily                          788,219
162     Multifamily                          777,839
163     Hospitality       Full Service    54,456,214
                                       1,356,228,736
</    TABLE>







CSFB97C1 - MORTGAGE SCHEDULE - PART II (LOANS)


                                                                                       Orig.    Rem
                                                    Net       Original      Cut-off    Term     Term     Stated    Antic    Orig
 Loan   Property                     Mortgage      Mortgage   Principal     Principal  Stated   Stated   Maturity  Repay    Amort
 Nos    Name                            Rate       Rate       Balance       Balance    Maturity Maturity Date      Date     Term
 ---    --------                     --------      --------   ---------     ---------  -------- -------- -------- ------    -----


   1    Schwegmann-Summary              9.03000     8.9000    68,198,000    68,058,865   307     304   10/01/22   03/01/07    307
   2    D & D Building                 10.50000    10.4500    63,500,000    62,934,415   300     292   10/01/21   10/01/06    300
   3    Pan-Summary                     8.17000     8.1200    54,200,000    54,019,659   300     295   01/01/22   01/01/07    360
   4    Roosevelt Center                8.63000     8.5800    49,808,300    49,761,271   360     357   03/01/27   03/01/07    360
   5    Prince George's Plaza            8.7000     8.6500    44,000,000    44,000,000   360     360   06/01/27   06/01/07    360
   6    Quantum-Summary                 9.19610     9.1461    42,105,263    41,566,432   120     112   10/01/06     /  /      240
   7    Fortunoff-Summary               9.04000     8.9900    41,666,668    41,109,836   180     175   01/01/12     /  /      180
   8    Town & Country Hotel            9.44000     9.3900    39,000,000    39,000,000   300     300   06/01/22   06/01/07    300
   9    Bruckner Plaza                  8.98000     8.9300    39,000,000    38,869,224   360     354   12/01/26   06/01/14    360
   10   The Paramount Building          9.47000     9.4200    38,000,000    37,773,212   301     293   11/10/21   10/10/06    300
   11   Summit Bank                     7.61400     7.5640    29,473,680    29,347,770   245     239   05/31/17     /  /      240
   12   Las Americas V. Shopping        8.89000     8.8400    26,750,000    26,680,721   360     355   01/01/27   01/01/07    360
   13   Broadway Square                 9.25000     9.1200    25,740,000    25,650,756   120     112   10/01/06     /  /      360
   14   Airlines Parking                9.80500     9.6350    22,290,000    22,143,035   240     235   01/01/17   01/01/07    240
   16   Continental Develop-Summary     8.22000     8.0950    17,500,000    17,447,044   360     355   01/01/27   01/01/07    360
   17   Portland-Summary                8.73000     8.6800    17,500,000    17,433,841   240     236   02/01/17   02/01/07    300
   18   Tandy Corp Credit Lease         8.58000     8.5300    15,191,690    15,172,330   300     298   04/01/22     /  /      300
   19   Radisson Suites                 9.88000     9.7500    14,784,669    14,678,879   300     291   09/01/21   09/01/06    300
   20   Hampshire Hotel                 9.55000     9.5000    14,120,000    14,092,026   264     262   04/01/19   04/01/07    260
   21   GF-Baltimore Sheraton           9.48000     9.4300    14,000,000    13,941,468   300     295   01/01/22   01/01/07    300
   22   Fordham Road                    9.22000     9.1700    13,300,000    13,245,330    84      79   01/01/04     /  /      300
   23   Cottonwood Creek Mall           9.56850     9.5185    13,252,708    13,225,636   293     290   08/01/21   08/01/06    293
   24   Crosshost-Summary               9.46000     9.4100    13,000,000    12,966,558   240     238   04/01/17   04/01/07    240
   25   Park City 3&4 Apartments        8.00000     7.8700    13,000,000    12,955,801   180     175   01/01/12     /  /      360
   26   Holyoke                         8.40000     8.3500    12,500,000    12,460,860   360     355   01/10/27   01/10/07    360
   27   Foothills Park Place            8.58000     8.5300    12,300,000    12,300,000   360     360   06/01/27   06/01/07    360
   28   Brandy-Town & Country Apts.     8.47000     8.4200    11,730,000    11,696,489   360     355   01/01/27   01/01/04    360
   29   Ford's Colony Country Club     10.84500    10.3950    11,000,000    10,933,966   240     235   01/01/17     /  /      240
   30   422 Business Center             9.13000     9.0800    10,400,000    10,400,000   300     300   06/01/22   06/01/07    300
   31   Austin Airport North Courtyard  8.71000     8.6600    10,000,000    10,000,000   300     300   06/01/22   06/01/07    300
   32   Bass-Summary                    8.89000     8.8400    10,000,000     9,974,101   360     355   01/01/27   01/01/04    360
   33   173-175 Riverside Drive         7.87000     7.4500     9,800,000     9,799,686   120     108   06/01/06     /  /    1,200
   34   Regal Cinemas Multi-plex        8.94410     8.8941     9,473,684     9,473,684   297     297   03/01/22   06/01/17    297
   35   48 West 48th Street             9.26000     9.2100     9,370,000     9,272,766   120     113   11/01/06     /  /      240
   36   Ralphs - Olympic                8.42500     8.3750     9,200,000     9,187,234   358     355   01/01/27   03/01/07    360
   37   TJ Maxx Plaza                   8.86000     8.8100     9,150,864     9,142,784   360     358   04/01/27   04/01/07    360
   38   Reseda Business Park            8.48000     8.4300     8,710,000     8,710,000   360     360   06/01/27   07/01/07    360
   39   Hoilday Inn Express             9.21000     9.1600     8,500,000     8,500,000   300     300   06/11/22   06/11/07    300
   40   Plantation Residence Inn        8.81000     8.7600     8,400,000     8,400,000   300     300   06/01/22   06/01/07    300
   41   Carlsbad Plaza                  8.70000     8.6500     8,200,000     8,200,000   360     360   06/01/27   06/01/09    360
   42   Ralphs-Victory                  8.42500     8.3750     8,100,000     8,088,761   358     355   01/01/27   03/01/07    360
   43   Key West Fairfield Inn          8.71000     8.6600     7,500,000     7,500,000   300     300   06/01/22   06/01/07    300
   44   Hoyt-Summary                    9.15130     9.1013     7,427,978     7,202,940   135     127   01/01/08     /  /      135
   46   Bon-Ton Department Store        9.62100     9.5710     7,262,000     7,136,023   240     228   06/01/16     / /       240
   47   Kohl's Department Store         8.19150     8.1415     7,101,039     7,096,326   297     295   01/01/22     / /       297
   48   Mission Trace I                 8.72000     8.6700     6,900,000     6,900,000   360     360   06/01/27   06/01/07    360
   49   Builder's Square                9.15000     9.1000     6,828,592     6,828,592   360     360   06/01/27   06/01/07    360
   50   Genus Inc. Building             9.05000     9.0000     6,623,019     6,528,513   193     187   01/01/13     /  /      192
   51   Zinn Retail-Summary             9.21000     9.1600     6,540,000     6,513,068   300     295   01/01/22   01/01/07    300
   52   Bon-Ton Department Store        9.62100     9.5710     6,596,000     6,481,575   240     228   06/01/16     /  /      240
   53   Blossom-Summary                 9.08000     9.0300     6,082,886     6,082,886   300     300   06/01/22   06/01/04    300
   54   Delphia-Pathmark                9.98000     9.9300     6,100,000     6,051,696   300     291   09/01/21   09/01/06    300
   55   Builder's Square                9.15000     9.1000     6,031,408     6,031,408   360     360   06/01/27   06/01/07    360
   56   Austin Northwest Residence Inn  8.81000     8.7600     6,000,000     6,000,000   300     300   06/01/22   06/01/07    300
   57   Personal Self Storage            8.6500     8.6000     6,000,000     5,997,918   360     359   05/01/27   05/01/04    360
   58   Washington Park Apartments      8.67500     8.6250     5,925,500     5,863,070   120     107   05/01/06     /  /      324
   59   2-20 East Fordham Road          9.44000     9.3900     5,750,000     5,746,743   120     119   05/01/07     /  /      300
   60   GF-Richmond Hilton              9.48000     9.4300     5,700,000     5,676,169   300     295   01/01/22   01/01/07    300
   61   Vernon-Pathmark                 9.98000     9.9300     5,705,000     5,659,824   300     291   09/01/21   09/01/06    300
   62   Foothills Oaks Shopping Ctr.    8.94000     8.8900     5,650,000     5,650,000   360     360   06/01/27   06/01/07    360
   63   Houston Galleria                8.71000     8.6600     5,600,000     5,600,000   300     300   06/01/22   06/01/07    300
   64   Cimmering-Summary               9.59000     9.5400     5,400,000     5,397,076   300     299   05/01/22   05/01/07    300
   65   Hartz Mountain                  9.25000     9.2000     5,700,000     5,390,704    84      51   09/01/01     /  /      240
   66   North Rodeo Drive               9.12500     8.9050     5,400,000     5,380,867   300     296   02/01/22   02/01/07    300
   67   Borders Books and Music         9.26650     9.2165     5,153,846     5,138,454   237     235   01/01/17     /  /      237
   68   Brandy-Northwood Oaks           8.97000     8.9200     5,120,000     5,106,985   360     355   01/01/27   01/01/07    360
   69   White Sands Mall                9.35000     9.3000     5,120,000     5,084,588   120     112   10/01/06     / /       300
   70   Holiday Inn Express-Exton       9.51000     9.4600     5,049,000     5,049,000   300     300   06/01/22   06/01/04    300
   71   Best Western Virginia           9.94000     9.8900     5,065,800     5,033,013   240     235   01/01/17   01/01/07    240
   72   Bon-Ton Department Stores       9.62100     9.5710     5,091,000     5,002,685   240     228   06/01/16     /  /      240
   73   Doheny Village Center           9.22000     9.1700     5,000,000     5,000,000   360     360   06/01/27   06/01/07    360
   74   The Village at San Luis Obispo  9.00000     8.7000     5,000,000     4,967,043   120     113   11/01/06     /  /      300
   75   Builder's Square                9.15000     9.1000     4,830,000     4,830,000   360     360   06/01/27   06/01/07    360
   76   El Camino Center                8.80000     8.7500     4,750,000     4,750,000   300     300   06/01/22   06/01/07    300
   77   Townhouses of Plantation        9.13000     9.0800     4,750,000     4,693,572   120     107   05/01/06     /  /      300
   78   Windsong Apartments             9.95000     9.7000     4,700,000     4,565,037   300     267   09/01/19     /  /      300
   79   Austin Northwest Courtyards     8.81000     8.7600     4,500,000     4,500,000   300     300   06/01/22   06/01/07    300
   80   Rosewood Village Shopping Ctr.  8.52000     8.4700     4,500,000     4,486,168   300     295   01/01/22   01/01/07    360
   81   Peppertree Apartments - 2       8.98000     8.9300     4,500,000     4,465,492    84      76   10/01/03     /  /      332
   82   750 Walnut                      8.79000     8.7400     4,500,000     4,457,716   120     114   12/01/06     /  /      240
   83   Delchamps Plaza                 8.87000     8.8200     4,416,746     4,416,746   360     360   06/01/27   06/01/07    360
   84   Bon-Ton Department Store        9.62100     9.5710     4,451,000     4,373,786   240     228   06/01/16     /  /      240
   85   Brandy-Providence Plaza         8.97000     8.9200     4,320,000     4,309,019   360     355   01/01/27   01/01/07    360
   86   Hawkin-Pathmark                 9.98000     9.9300     4,300,000     4,265,950   300     291   09/01/21   09/01/06    300
   87   Baytower Corporate Center       9.68000     9.6300     4,256,250     4,217,454   120     109   07/01/06     /  /      300
   88   Park on Bandera                 9.10000     9.0500     4,158,000     4,130,166   121     109   07/01/06     /  /      360
   89   Plaza de la Fiesta I            9.45000     9.4000     4,100,000     4,100,000   360     360   06/01/27   06/01/07    360
   90   Kinnelon Mall                   8.83000     8.7800     4,050,000     4,050,000   360     360   06/01/27   06/01/07    360
   91   Quail Ridge Center              8.81000     8.7600     4,000,000     3,989,441   360     355   01/01/27   01/01/07    360
   92   The Hamlet Apartments           8.44000     8.3100     4,000,000     3,964,039   120     106   04/01/06     /  /      360
   93   Soho-Summary                    9.69000     9.6400     3,950,000     3,950,000   120     112   10/01/06     /  /      300
   94   Gat-Rancho Del Oro              8.90000     8.8500     3,900,000     3,888,962    84      79   01/01/04     /  /      360
   95   Comfort Inn                     9.78000     9.7300     3,750,000     3,750,000   300     300   06/01/22   06/01/07    300
   96   Wendland Plaza                  8.91000     8.8600     3,601,895     3,601,895   360     360   06/01/27   06/01/07    360
   97   GF-Philadelphia Holiday Inn     9.48000     9.4300     3,500,000     3,485,367   300     295   01/01/22   01/01/07    300
   98   GF-North Haven Holiday Inn      9.48000     9.4300     3,500,000     3,485,367   300     295   01/01/22   01/01/07    300
   99   Los Verdes                      8.53000     8.3550     3,450,000     3,440,281   360     355   01/01/27   01/01/07    360
   100   Plaza Riviera                  9.43000     9.3800     3,400,000     3,371,617   120     114   12/01/06     /  /      300
   101   Pine Cove Apartments           8.97000     8.7950     3,300,000     3,277,316   120     108   06/01/06     /  /      360
   102   Glastonbury Country Club      11.30000    10.8500     3,200,000     3,170,625   239     231   09/01/16     /  /      240
   103   Gloversville                   8.92000     8.8700     3,200,000     3,132,822   120     114   12/01/06     /  /      156
   104   Belltowne Apartments           8.72000     8.6700     3,112,000     3,039,492   120      97   07/01/05     /  /      300
   105   Delchamps Plaza                8.87000     8.8200     3,028,169     3,028,169   360     360   06/01/27   06/01/07    360
   106   Country Club Plaza             8.87000     8.8200     3,004,240     3,004,240   360     360   06/01/27   06/01/07    360
   107   Woolworth Center              10.05000    10.0000     3,000,000     2,994,904   300     298   04/01/22   04/01/07    270
   108   Gat-Palm Promenade             8.90000     8.8500     3,000,000     2,991,509    84      79   01/01/04     /  /      360
   109   Choctaw Plaza                  8.91000     8.8600     2,951,288     2,951,288   360     360   06/01/27   06/01/07    360
   110   Alexander Plaz                 8.91000     8.8600     2,933,905     2,933,905   360     360   06/01/27   06/01/07    360
   111   538 Madison                    9.27000     9.2200     2,920,400     2,918,125   360     358   04/01/27   04/01/07    360
   112   Park Place Apartments          9.10000     8.9500     2,852,500     2,836,709   120     110   08/01/06     /  /      360
   113   Village Inn                    9.94000     9.8900     2,800,000     2,800,000   240     240   06/01/17   06/01/07    240
   114   Ocotillo Apartments            8.20000     7.9750     2,779,130     2,746,972   120     103   01/01/06     /  /      360
   115   Gat-East County Square         8.90000     8.8500     2,740,000     2,732,245    84      79   01/01/04     /  /      360
   116   Hampton Inn-Robinsonvile       9.31000     9.2600     2,600,000     2,600,000   240     240   06/01/17   06/01/07    240
   117   Jefferson Oaks                 9.67000     9.4200     2,617,000     2,510,761   300     265   07/01/19     /  /      300
   118   Woodbridge Jewelry Exchange    9.88000     9.8300     2,500,000     2,497,342   120     119   05/01/07     /  /      240
   119   Seabrook Apartments            9.05000     9.0000     2,500,000     2,444,687   120      97   07/01/05     /  /      300
   120   West End Plaza                 9.20000     9.1500     2,400,000     2,382,985   120     112   10/01/06     /  /      300
   121   Dali Travel                    9.25000     9.2000     2,250,000     2,191,532   120     103   01/01/06     /  /      240
   122   Rustic Ridge Apartments        9.25000     9.2000     2,200,000     2,189,530    84      77   11/01/03     /  /      330
   123   Two Corporate Place            9.99000     9.9400     2,200,000     2,184,544   120     111   09/01/06     /  /      300
   124   The Willows Apartments         8.79000     8.6150     2,200,000     2,168,678   120      97   07/01/05     /  /      360
   125   Days Inn (Lake Charles)       10.13000    10.0800     2,024,865     2,022,804   240     239   05/01/17   05/01/07    240
   126   Orchid                         9.85000     9.8000     2,000,000     1,986,894   120     115   01/01/07     /  /      240
   127   Public Storage                 9.28000     9.2300     1,981,000     1,974,158   300     296   02/01/22   02/01/04    300
   128   Papago Springs Apartments      8.68000     8.4750     1,900,000     1,876,226   119      99   09/01/05     /  /      360
   129   Inducon Amherst                8.62000     8.5700     1,875,000     1,871,873   299     297   03/18/22   03/18/04    300
   130   St Augustine Self Storage      9.69000     9.6400     1,800,000     1,800,000   300     300   06/01/22   05/01/04    300
   131   Cabana Park Apts.              8.25000     8.0000     1,800,000     1,769,378   120     104   02/01/06     /  /      300
   132   Brandy-Quincy Plaza            8.67000     8.6200     1,757,000     1,752,204   360     355   01/01/27   01/01/07    360
   133   Peppertree Apartments - 1      8.17000     8.1200     1,762,000     1,741,491   120     103   01/01/06     /  /      360
   134   Pennytree Apartments           8.52500     8.2250     1,672,000     1,653,860   120     103   01/01/06     /  /      360
   135   Shaker West Apartments         9.75000     9.7000     1,671,000     1,623,199   300     268   10/01/19     /  /      300
   136   Casa Valencia Apartments       8.87000     8.8200     1,600,000     1,568,692   120     100   10/01/05     /  /      300
   137   Holridge Apartments            8.67000     8.4950     1,550,000     1,537,689    84      71   05/01/03     /  /      360
   138   Gallery Apartments             9.15000     8.9500     1,540,000     1,531,562   120     110   08/01/06     /  /      360
   139   Stanford Court Apartments      8.25000     8.0400     1,533,981     1,515,306   120     102   12/01/05     /  /      340
   140   Carson Highlands Self Storage  9.35000     9.3000     1,500,000     1,499,128   300     299   05/01/22   05/01/07    300
   141   603 6th Avenue                 9.56000     9.5100     1,500,000     1,497,119    84      81   03/01/04     /  /      300
   142   Yorktown Apartments            8.47000     8.2950     1,490,000     1,468,729    84      70   04/01/03     /  /      300
   143   1261-67 Forest Avenue         10.30000    10.2500     1,480,000     1,451,362   120     112   10/01/06     /  /      180
   144   Fieldside Apartments           8.60000     8.5500     1,450,000     1,420,395   120     100   10/01/05     /  /      300
   145   Annhurst Apartments            8.52000     8.4700     1,430,000     1,403,583   120     102   12/01/05     /  /      300
   146   Shaker North Apartments        9.75000     9.7000     1,400,000     1,359,951   300     268   10/01/19     /  /      300
   147   Villa Bella Care               9.60000     9.3000     1,350,000     1,311,750   240     221   11/01/15     /  /      240
   148   Valley West Plaza              9.61000     9.5600     1,304,000     1,303,298   300     299   05/01/22   04/01/07    300
   149   Gardena Terrace Inn            9.50000     9.4500     1,296,221     1,267,343   120     105   03/01/06     /  /      240
   150   Ocean Meadows Golf Course     11.46000    11.0100     1,250,000     1,244,488   240     236   02/01/17     /  /      240
   151   Best Western-Bremen           10.50000    10.4500     1,225,000     1,203,514   241     227   05/15/16   05/15/06    240
   152   University Center              8.12500     7.8950     1,200,000     1,186,782   120     104   02/01/06     /  /      360
   153   Winkler Villa Apartments       8.45000     8.4000     1,119,700     1,100,019   120     103   01/01/06     /  /      300
   154   Orange Sussex                  8.10000     7.9250     1,010,000       998,080   120     103   01/01/06     /  /      360
   155   Whispering Oaks Apartments     9.12500     8.9500       997,500       992,007   120     110   08/01/06     /  /      360
   156   Stone Crest Plaza              8.90000     8.8500       960,000       957,283    84      79   01/01/04     /  /      360
   157   Twin Oaks Apartments           8.17000     8.1200       911,000       894,267   120     103   01/01/06     /  /      300
   158   Fe L. Higgins                 10.00000     9.9500       858,735       847,707    85      69   03/01/03     /  /      300
   159   Pecan Shadows Apartments       8.51000     8.4600       817,900       803,659   120     103   01/01/06     /  /      300
   160   Granada Terrace Apartments     8.80000     8.7500       862,900       792,601   120     103   01/01/06     /  /      132
   161   Oakdale Apartments             9.48000     9.1800       795,000       788,219   120     110   08/01/06     /  /      300
   162   Croix Apartments               8.17000     8.1200       787,000       777,839   120     103   01/01/06     /  /      360
   163   Hyatt Aruba                   10.07000     9.7700    55,000,000     54,456,21   240     232   10/10/16   10/10/11    240
 TOTAL                                                                   1,356,228,736

<TABLE/>



Table Cont.

                                                                                       Orig.    Rem
         Rem	   Cut-Off
 Loan	 Amort     Monthly	  Orig		   Cut-Off	Int
 Nos     Term	   Payment	  Value		   LTV		Calc
 ----    -----     -------        -----            -------      ----



     1    304      570,617.38      95,575,000        71         ACT360
     2    292      599,555.38      85,000,000        74
     3    355      404,142.28      76,000,000        71         ACT360
     4    357      387,581.06      93,200,000        53         ACT360
     5    360      344,578.10      67,500,000        65         ACT360
     6    232      388,237.44      52,800,000         0
     7    175      423,603.12      55,100,000         0
     8    300      339,116.50      67,800,000        58         ACT360
     9    354      313,241.75      58,200,000        67         ACT360
    10    292      331,212.62      61,000,000        62         ACT360
    11    240      237,019.56      31,000,000         0
    12    355      213,122.73      42,440,000        63         ACT360
    13    352      211,756.65      33,000,000        78         ACT360
    14    235      212,231.50      37,650,000        59         ACT360
    16    355      131,102.76      27,500,000        63         ACT360
    17    296      143,637.42      24,450,000        71         ACT360
    18    298      123,147.76      93,200,000         0         ACT360
    19    291      133,099.76      21,200,000        69
    20    262      128,166.67      22,500,000        63         ACT360
    21    295      122,122.95      27,500,000        51
    22    295      113,623.59      19,100,000        69         ACT360
    23    290      117,100.94      15,500,000        85
    24    238      120,837.64      17,855,000        73         ACT360
    25    355       95,389.39      46,200,000        28
    26    355       95,229.71      16,900,000        74         ACT360
    27    360       95,274.61      18,500,000        66         ACT360
    28    355       89,945.00      15,400,000        76         ACT360
    29    235      112,382.67      15,720,000        70         ACT360
    30    300       88,204.11      16,300,000        64         ACT360
    31    300       81,942.77      15,500,000        65         ACT360
    32    355       79,672.05      13,685,000        73         ACT360
    33   1188       64,296.83     124,800,000         8
    34    297       74,318.42      10,700,000         0         ACT360
    35    233       85,877.46      16,000,000        58
    36    357       70,251.58      14,500,000        63         ACT360
    37    358       72,701.10      12,300,000        74         ACT360
    38    360       66,849.25      11,900,000        73         ACT360
    39    300       72,557.99      11,960,039        71         ACT360
    40    300       69,402.82      13,200,000        64         ACT360
    41    360       64,216.83      11,900,000        69         ACT360
    42    357       61,852.00      11,000,000        74         ACT360
    43    300       61,457.08      11,500,000        65         ACT360
    44    127       88,312.19       9,600,000         0
    46    228       68,266.04       7,700,000         0
    47    295       55,885.23       7,400.000         0
    48    360       54,134.55      10,100,000        68         ACT360
    49    360       55,683.00      10,900,000        63         ACT360
    50    186       65,405.17       8,100,000        81
    51    295       55,826.97       9,470,000        69         ACT360
    52    228       62,005.49       6,800,000         0
    53    300       51,381.00       9,100,000        67         ACT360
    54    291       55,344.77       8,300,000        73
    55    360       49,182.45       9,500,000        63         ACT360
    56    300       50,475.08       9,100,000        66         ACT360
    57    359       46,774.15       7,720,000        78         ACT360
    58    311       47,433.93       8,600,000        68
    59    299       49,997.95       9,500,000        60         ACT360
    60    295       49,721.49       9,500,000        60
    61    291       51,760.97       8,100,000        70
    62    360       45,217.47       7,800,000        72         ACT360
    63    300       45,887.95       9,100,000        62         ACT360
    64    299       47,517.89       8,610,000        63         ACT360
    65    207       52,204.41       7,650,000        70
    66    296       45,779.73       9,000,000        60         ACT360
    67    235       47,465.28       6,300,000         0
    68    355       41,087.00       6,100,000        80         ACT360
    69    292       44,200.57       6,300,000        81
    70    300       44,148.05       6,800,000        74         ACT360
    71    235       48,684.86       8,700,000        58         ACT360
    72    228       47,857.78       5,400,000         0
    73    360       41,025.12       7,100,000        70         ACT360
    74    293       41,959.82       8,100,000        61
    75    360       39,385.70       7,600,000        63         ACT360
    76    300       39,213.31       7,150,000        66         ACT360
    77    287       40,285.53       6,650,000        71
    78    267       42,543.39       7,500,000        61
    79    300       37,856.33       7,000,000        64         ACT360
    80    355       34,664.91       6,000,000        75         ACT360
    81    324       36,757.32       6,520,000        68
    82    234       39,881.91      12,000,000        37
    83    360       35,125.75       5,800,000        76         ACT360
    84    228       41,841.04       5,000,000         0
    85    355       34,667.00       5,600,000        80         ACT360
    86    291       39,013.52       6,850,000        62
    87    289       37,720.65       5,700,000        74         ACT360
    88    348       33,755.82       6,250,000        66
    89    360       34,325.55       6,000 000        68         ACT360
    90    360       32,093.05       5,900,000        69         ACT360
    91    355       31,640.00       6,200,000        64         ACT360
    92    346       30,586.58       6,200,000        64
    93    292       35,034.14       6,160,000        64
    94    355       31,100.07       6,000,000        68
    95    300       33,496.45       5,800,000        65         ACT360
    96    360       28,748.75       5,750,000        63         ACT360
    97    295       30,530.74       5,500,000        63
    98    295       30,530.74       5,500,000        63
    99    355       26,600.90       4,600,000        75         ACT360
   100    294       29,540.41       4,450,000        76         ACT360
   101    348       26,481.34       4,400,000        74
   102    232       33,685.83       4,840,000        66         ACT360
   103    150       34,723.00       4,800,000        65
   104    277       25,521.71       4,100,000        74
   105    360       24,082.58       4,225,000        72         ACT360
   106    360       23,892.33       4,220,000        71         ACT360
   107    268       28,079.09       5,900,000        51         ACT360
   108    355       23,923.13       4,390,000        68
   109    360       23,555.92       3,800,000        78         ACT360
   110    360       23,417.17       4,750,000        62         ACT360
   111    358       24,067.75       4,400,000        66         ACT360
   112    350       23,157.40       4,075,000        70
   113    240       26,909.39       4,800,000        58         ACT360
   114    343       20,781.07       3,725,000        74
   115    355       21,849.80       3,850,000        68
   116    240       23,913.74       4,750,000        55         ACT360
   117    265       23,174.66       3,650,000        69
   118    239       23,927.12       6,230,000        40         ACT360
   119    277       21,065.57       3,380,000        72
   120    292       20,470.42       3,630,000        66
   121    223       20,607.00       3,400,000        64
   122    323       18,419.78       3,100,000        71
   123    291       19,975.91       3,200,000        68
   124    337       17,370.30       3,650,000        59
   125    239       19,715.11       2,700,000        75         ACT360
   126    235       19,102.09       3,475,000        57         ACT360
   127    296       17,005.95       2,780,000        71         ACT360
   128    340       14,852.42       2,650,000        71
   129    298       15,249.96       3,400,000        55         ACT360
   130    300       15,964.93       2,670,000        67         ACT360
   131    284       14,192.10       2,450,000        72
   132    355       13,722.08       2,750,000        64         ACT360
   133    343       13,138.35       2,350,000        68
   134    343       12,885.87       2,755,000        60
   135    268       14,890.91       2,400,000        68
   136    280       13,284.99       2,500,000        63
   137    347       12,105.40       2,100,000        73
   138    350       12,557.76       2,200,000        70
   139    323       11,674.54       2,600,000        58
   140    299       12,949.47       2,100,000        71         ACT360
   141    297       13,168.07       3,000,000        50         ACT360
   142    286       11,967.78       2,000,000        73
   143    172       16,176.88       3,300,000        44
   144    280       11,773.67       2,100,000        68
   145    282       11,534.03       2,300,000        61
   146    268       12,475.92       2,100,000        65
   147    221       12,672.06       2,500,000        52
   148    299       11,492.87       2,450,000        53         ACT360
   149    225       12,082.48       1,670,000        76         ACT360
   150    236       13,295.94       1,880,000        66         ACT360
   151    226       12,230.15       1,900,000        63         ACT360
   152    344        8,909.97       2,060,000        58
   153    283        8,978.43       1,750,000        55
   154    343        7,481.55       1,500,000        67
   155    350        8,115.90       1,425,000        70
   156    355        7,655.40       1,400,000        68
   157    283        7,134.15       1,600,000        68
   158    284        7,803.33       1,000,000        85
   159    283        6,591.46       1,480,000        55
   160    115       10,225.90       1,700,000        55
   161    290        6,934.84       1,100,000        72
   162    343        5,868.27       1,050,000        68
   163    232      533,315.22     125,000,000        44         ACT360

<TABLE/>











CSFB97-C1 - MORTGAGE LOAN SCHEDULE - PART III (LOANS)

                                        CUT-OFF             SELLER                         LOCK-BOX     SUBJECT
LOAN     PROPERTY                       PRINCIPAL    WW     SERVICER  DUE      LOAN        TYPE         TO            GROUND
NOS      NAME                           BALANCE      DSCR   FEE       DATE     TYPE                     DEFEASANCE    LEASE
----     --------                       ---------    ----   --------  ----     ----        --------     ----------    ------
   1     Schwegmann-Summary             68,058,865    1.34      .0800    01     Hyper Am    Hard         Yes           Fee
   2     D & D Building                 62,934,415    1.21      .0000    01     Hyper Am    Hard         No            Leasehold
   3     Pan-Summary                    54,019,659    1.34      .0000    01     Hyper Am    Springing    Yes           Fee
   4     Roosevelt Center               49,761,271    1.22      .0000    01     Hyper Am    Hard         Yes           Fee
   5     Prince George's Plaza          44,000,000    1.28      .0000    01     Hyper Am    Hard         Yes           Fee
   6     Quantum-Summary                41,566,432     .00      .0000    01     Balloon     Hard         No            Fee
   7     Fortunoff-Summary              41,109,836     .00      .0000    01     Fully Am    Hard         Yes           Fee
   8     Town & Country Hotel           39,000,000    1.37      .0000    01     Hyper Am    Springing    Yes           Fee
   9     Bruckner Plaza                 38,869,224    1.33      .0000    01     Hyper Am    Springing    Yes           Fee
  10     The Paramount Building         37,773,212    1.36      .0000    10     Hyper Am    Hard         Yes           Leasehold
  11     Summit Bank                    29,347,770     .00      .0000    01     Fully Am    Hard         Yes           Fee
  12     Las Americas V. Shopping       26,680,721    1.44      .0000    01     Hyper Am    Springing    Yes           Fee
  13     Broadway Square                25,650,756    1.29      .0800    01     Balloon     Modified     No            Fee
  14     Airlines Parking               22,143,035    1.44      .1200    01     Hyper Am    Hard         Yes           Fee
  16     Continental Develop-Summary    17,447,044    1.45      .0750    01     Hyper Am    Hard         Yes           Fee
  17     Portland-Summary               17,433,841    1.26      .0000    01     Hyper Am    Springing    Yes           Fee
  18     Tandy Corp Credit Lease        15,172,330     .00      .0000    01     Fully Am    Hard         Yes           Fee
  19     Radisson Suites                14,678,879    1.47      .0800    01     Hyper Am    Hard         Yes           Fee
  20     Hampshire Hotel                14,092,026    1.39      .0000    01     Hyper Am    Hard         Yes           Fee
  21     GF-Baltimore Sheraton          13,941,468    1.64      .0000    01     Hyper Am    Modified     Yes           Fee
  22     Fordham Road                   13,245,330    1.38      .0000    01     Balloon     Springing    Yes           Fee
  23     Cottonwood Creek Mall          13,225,636    1.32      .0000    01     Hyper Am    Hard         Yes           Fee
  24     Crosshost-Summary              12,966,585    1.40      .0000    01     Hyper Am    NO           Yes           Fee
  25     Park City 3&4 Apartments       12,955,810    1.05      .0800    01     Balloon     NO           No            Fee
  26     Holyoke                        12,460,806    1.34      .0000    10     Hyper Am    Springing    Yes           Fee
  27     Foothills Park Place           12,300,000    1.31      .0000    01     Hyper Am    Springing    Yes           Fee
  28     Brandy-Town & Country Apts.    11,696,489    1.22      .0000    01     Hyper Am    Springing    Yes           Fee
  29     Ford's Colony Country Club     10,933,966    1.26      .4000    01     Fully Am    NO           No            Fee
  30     422 Business Center            10,400,000    1.43      .0000    01     Hyper Am    Modified     Yes           Fee
  31     Austin Airport North Courtyard 10,000,000    1.44      .0000    01     Hyper Am    Springing    Yes           Fee
  32     Bass-Summary                    9,974,101    1.18      .0000    01     Hyper Am    Hard         Yes           Fee
  33     173-175 Riverside Drive         9,799,686    1.06      .3700    01     Balloon     NO           No            Fee
  34     Regal Cinemas Multi-plex        9,473,684     .00      .0000    01     Hyper Am    Hard         Yes           Fee
  35     48 West 48th Street             9,272,766    1.42      .0000    01     Balloon     NO           No            Fee
  36     Ralphs - Olympic                9,187,234    1.53      .0000    01     Hyper Am    Hard         Yes           Fee
  37     TJ Maxx Plaza                   9,142,784    1.24      .0000    01     Hyper Am    Hard         Yes           Fee
  38     Reseda Business Park            8,710,000    1.28      .0000    01     Hyper Am    Springing    Yes           Fee
  39     Holiday Inn Express             8,500,000    1.40      .0000    11     Hyper Am    Springing    Yes           Fee
  40     Plantation Residence            8,400,000    1.53      .0000    01     Hyper Am    Springing    Yes           Fee
  41     Carlsbad Plaza                  8,200,000    1.48      .0000    01     Hyper Am    NO           Yes           Leasehold
  42     Ralphs-Victory                  8,088,761    1.38      .0000    01     Hyper Am    Hard         Yes           Fee
  43     Key West Fairfield Inn          7,500,000    1.43      .0000    01     Hyper Am    Springing    Yes           Fee
  44     Hoyt-Summary                    7,202,940     .00      .0000    01     Fully Am    Hard         No            Fee
  46     Bon-Ton Department Store        7,136,023     .00      .0000    01     Fully Am    Hard         No            Fee
  47     Kohl's Department Store         7,096,326     .00      .0000    01     Fully Am    Hard         Yes           Leasehold
  48     Mission Trace I                 6,900,000    1.35      .0000    01     Hyper Am    Springing    Yes           Fee
  49     Builder's Square                6,828,592    1.33      .0000    01     Hyper Am    Hard         Yes           Fee
  50     Genus Inc. Building             6,528,513    1.59      .0000    01     Fully Am    Hard         Yes           Fee
  51     Zinn Retail-Summary             6,513,068    1.30      .0000    01     Hyper Am    Springing    Yes           Fee
  52     Bon-Ton Department Store        6,481,575     .00      .0000    01     Fully Am    Hard         No            Fee
  53     Blossom-Summary                 6,082,886    1.28      .0000    01     Hyper Am    Springing    Yes           Fee
  54     Delphia-Pathmark                6,051,696    1.25      .0000    01     Hyper Am    NO           No            Fee
  55     Builder's Square                6,031,408    1.33      .0000    01     Hyper Am    Hard         Yes           Fee
  56     Austin Northwest Residence      6,000,000    1.61      .0000    01     Hyper Am    Springing    Yes           Fee
  57     Personal Self Storage Inn       5,997,918    1.50      .0000    01     Hyper Am    Hard         Yes           Fee
  58     Washington Park Apartments      5,863,070    1.33      .0000    01     Balloon     NO           No            Fee
  59     2-20 East Fordham Road          5,746,743    1.38      .0000    01     Balloon     NO           No            Fee
  60     GF-Richmond Hilton              5,676,169    1.31      .0000    01     Hyper Am    Modified     Yes           Fee
  61     Vernon-Pathmark                 5,659,824    1.29      .0000    01     Hyper Am    NO           No            Fee
  62     Foothills Oaks Shopping Center  5,650,000    1.32      .0000    01     Hyper Am    Springing    Yes           Fee
  63     Houston Galleria                5,600,000    1.57      .0000    01     Hyper Am    Springing    Yes           Fee
  64     Cimmering-Summary               5,397,076    1.31      .0000    01     Hyper Am    Springing    Yes           Fee
  65     Hartz Mountain                  5,390,704    1.06      .0000    01     Balloon     NO           No            Fee
  66     North Rodeo Drive               5,380,867    1.29      .1700    01     Hyper Am    Springing    Yes           Fee
  67     Borders Books and Music         5,138,454     .00      .0000    01     Fully Am    Hard         Yes           Leasehold
  68     Brandy-Northwood Oaks           5,106,985    1.21      .0000    01     Hyper Am    Springin     Yes           Fee
  69     White Sands Mall                5,084,588    1.34      .0000    01     Balloon     Hard         No            Fee
  70     Holiday Inn Express-Exton       5,049,000    1.34      .0000    01     Hyper Am    Springin     Yes           Leasehold
  71     Best Western Virginia           5,033,013    1.39      .0000    01     Hyper Am    Hard         Yes           Fee
  72     Bon-Ton Department Store        5,002,685     .00      .0000    01     Fully Am    Hard         No            Fee
  73     Doheny Village Center           5,000,000    1.27      .0000    01     Hyper Am    Springin     Yes           Fee
  74     The Village at San Luis Obispo  4,967,043    1.59      .2500    01     Balloon     NO           No            Fee
  75     Builder's Square                4,830,000    1.33      .0000    01     Hyper Am    Hard         Yes           Fee
  76     El Camino Center                4,750,000    1.24      .0000    01     Hyper Am    Springin     Yes           Fee
  77     Townhouses of Plantation        4,693,572    1.28      .0000    01     Balloon     NO           No            Fee
  78     Windsong Apartments             4,565,037    1.66      .2000    01     Fully Am    NO           No            Fee
  79     Austin Northwest Courtyards     4,500,000    1.52      .0000    01     Hyper Am    Springin     Yes           Fee
  80     Rosewood Village Shopping Ctr   4,486,168    1.39      .0000    01     Hyper Am    Springin     Yes           Fee
  81     Peppertree Apartments - 2       4,465,492    1.31      .0000    01     Balloon     NO           No            Fee
  82     750 Walnut                      4,457,716    1.72      .0000    01     Balloon     NO           Yes           Fee
  83     Delchamps Plaza                 4,416,746    1.28      .0000    01     Hyper Am    Springin     Yes           Fee
  84     Bon-Ton Department Store        4,373,786     .00      .0000    01     Fully Am    Hard         No            Fee
  85     Brandy-Providence Plaza         4,309,019    1.21      .0000    01     Hyper Am    Springin     Yes           Fee
  86     Hawkin-Pathmark                 4,265,950    1.45      .0000    01     Hyper Am    NO           No            Fee
  87     Baytower Corporate              4,217,454    1.10      .0000    01     Balloon     NO           No            Fee
  88     Park on Bandera                 4,130,166    1.47      .0000    01     Balloon     NO           No            Fee
  89     Plaza de la Fiesta I            4,100,000    1.28      .0000    01     Hyper Am    Modified     Yes           Fee
  90     Kinnelon Mall                   4,050,000    1.21      .0000    01     Hyper Am    Springin     Yes           Fee
  91     Quail Ridge Center              3,989,441    1.38      .0000    01     Hyper Am    Springin     Yes           Fee
  92     The Hamlet Apartments           3,964,039    1.45      .0800    01     Balloon     NO           No            Leasehold
  93     Soho-Summary                    3,950,000    1.30      .0000    01     Balloon     Springing    No            Fee
  94     Gat-Rancho Del Oro              3,888,962    1.24      .0000    01     Balloon     NO           No            Fee
  95     Comfort Inn                     3,750,000    1.38      .0000    01     Hyper Am    Modified     Yes           Fee
  96     Wendland Plaza                  3,601,895    1.47      .0000    01     Hyper Am    Springin     Yes           Fee
  97     GF-Philadelphia Holiday Inn     3,485,367    1.32      .0000    01     Hyper Am    Modified     Yes           Fee
  98     GF-North Haven Holiday Inn      3,485,367    1.62      .0000    01     Hyper Am    Modified     Yes           Fee
  99     Los Verdes                      3,440,281    1.27      .1250    01     Hyper Am    NO           No            Fee
 100     Plaza Riviera                   3,371,617    1.05      .0000    01     Balloon     NO           No            Fee
 101     Pine Cove Apartments            3,277,316    1.27      .1250    01     Balloon     NO           No            Fee
 102     Glastonbury Country Club        3,170,625    1.24      .4000    01     Fully Am    NO           No            Fee
 103     Gloversville                    3,132,822    1.20      .0000    01     Balloon     NO           No            Fee
 104     Belltowne Apartments            3,039,492    1.43      .0000    01     Balloon     NO           No            Fee
 105     Delchamps Plaza                 3,028,169    1.28      .0000    01     Hyper Am    Springin     Yes           Fee
 106     Country Club Plaza              3,004,240    1.28      .0000    01     Hyper Am    Springin     Yes           Both
                                                                                                                       Fee/Lease
 107     Woolworth Center                2,994,904    1.76      .0000    01     Hyper Am    NO           Yes           Fee
 108     Gat-Palm Promenade              2,991,509    1.24      .0000    01     Balloon     NO           No            Fee
 109     Choctaw Plaza                   2,951,288    1.24      .0000    01     Hyper Am    NO           Yes           Fee
 110     Alexander Plaza                 2,933,905    1.25      .0000    01     Hyper Am    Springin     Yes           Fee
 111     538 Madison                     2,918,125    1.24      .0000    01     Hyper Am    Springin     Yes           Fee
 112     Park Place Apartments           2,836,709    1.65      .1000    01     Balloon     NO           No            Fee
 113     Village Inn                     2,800,000    1.52      .0000    01     Hyper Am    Hard         Yes           Fee
 114     Ocotillo Apartments             2,746,972    1.44      .1750    01     Balloon     NO           No            Fee
 115     Gat- East County Square         2,732,245    1.24      .0000    01     Balloon     NO           No            Fee
 116     Hampton Inn-Robinsonville       2,600,000    1.49      .0000    01     Hyper Am    Springin     Yes           Fee
 117     Jefferson Oaks                  2,510,761    1.28      .2000    01     Fully Am    NO           No            Fee
 118     Woodbridge Jewelry              2,497,342    2.82      .0000    01     Balloon     NO           No            Fee
 119     Seabrook Apartments             2,444,687    1.48      .0000    01     Balloon     NO           No            Fee
 120     West End Plaza                  2,382,985    1.29      .0000    01     Balloon     NO           No            Fee
 121     Dali Travel                     2,191,532    1.37      .0000    01     Balloon     NO           No            Fee
 122     Rustic Ridge Apartments         2,189,530    1.34      .0000    01     Balloon     NO           No            Fee
 123     Two Corporate Place             2,184,544    1.28      .0000    01     Balloon     NO           No            Fee
 124     The Willows Apartments          2,168,678    1.94      .1250    01     Balloon     NO           No            Fee
 125     Days Inn (Lake Charles)         2,022,804    1.39      .0000    01     Hyper Am    Springing    Yes           Fee
 126     Orchid                          1,986,894    1.39      .0000    01     Balloon     NO           Yes           Fee
 127     Public Storage                  1,974,158    1.28      .0000    01     Hyper Am    NO           Yes           Fee
 128     Papago Springs Apartments       1,876,226    1.33      .1550    01     Balloon     NO           No            Fee
 129     Inducon Amherst                 1,871,873    1.59      .0000    07     Hyper Am    Springing    Yes           Both
                                                                                                         Fee/Lease
 130     St Augustine Self Storage       1,800,000    1.30      .0000    01     Hyper Am    NO           Yes           Fee
 131     Cabana Park Apts.               1,769,378    1.37      .2000    01     Balloon     NO           No            Fee
 132     Brandy-Quincy Plaza             1,752,204    1.45      .0000    01     Hyper Am    Springin     Yes           Fee
 133     Peppertree Apartments - 1       1,741,491    1.35      .0000    01     Balloon     NO           No            Fee
 134     Pennytree Apartments            1,653,860    1.57      .2500    01     Balloon     NO           No            Fee
 135     Shaker West Apartments          1,623,199    1.38      .0000    01     Fully Am    NO           No            Fee
 136     Casa Valencia                   1,568,692    1.59      .0000    01     Balloon     NO           No            Fee
 137     Holridge Apartments             1,537,689    1.24      .1250    01     Balloon     NO           No            Fee
 138     Gallery Apartments              1,531,562    1.52      .1500    01     Balloon     NO           No            Fee
 139     Stanford Court                  1,515,306    1.53      .1600    01     Balloon     NO           No            Fee
 140     Carson Highlands Self Storage   1,499,128    1.36      .0000    01     Hyper Am    Hard         Yes           Fee
 141     603 6th Avenue                  1,497,119    1.40      .0000    01     Balloon     Springing    Yes           Fee
 142     Yorktown Apartments             1,468,729    1.54      .1250    01     Balloon     NO           No            Fee
 143     1261-67 Forest Avenue           1,451,362    1.55      .0000    01     Balloon     Springing    No            Fee
 144     Fieldside Apartments            1,420,395    1.79      .0000    01     Balloon     NO           No            Fee
 145     Annhurst Apartments             1,403,583    1.51      .0000    01     Balloon     NO           No            Fee
 146     Shaker North Apartments         1,359,951    1.77      .0000    01     Fully Am    NO           No            Fee
 147     Villa Bella Care                1,311,750    1.90      .0000    01     Fully Am    NO           No            Fee
 148     Valley West Plaza               1,303,298    1.37      .0000    01     Hyper Am    NO           Yes           Fee
 149     Gardena Terrace Inn             1,267,343    1.21      .0000    01     Balloon     NO           No            Fee
 150     Ocean Meadows Golf              1,244,488    1.32      .4000    01     Fully Am    NO           No            Fee
 151     Best Western-Bremen             1,203,514    1.51      .0000    15     Hyper Am    Hard         No            Fee
 152     University Center               1,186,782    1.85      .1800    01     Balloon     NO           No            Fee
 153     Winkler Villa Apartments        1,100,019    1.58      .0000    01     Balloon     NO           No            Fee
 154     Orange Sussex                     998,080    1.49      .1250    01     Balloon     NO           No            Fee
 155     Whispering Oaks Apartments        992,007    1.65      .1250    01     Balloon     NO           No            Fee
 156     Stone Crest Plaza                 957,283    1.24      .0000    01     Balloon     NO           No            Fee
 157     Twin Oaks Apartments              894,267    1.35      .0000    01     Balloon     NO           No            Fee
 158     Fe L. Higgins                     847,707    1.94      .0000    01     Balloon     NO           No            Fee
 159     Pecan Shadows Apartments          803,659    1.58      .0000    01     Balloon     NO           No            Fee
 160     Granada Terrace Apartments        792,601    1.58      .0000    01     Balloon     NO           No            Fee
 161     Oakdale Apartments                788,219    1.26      .2500    01     Balloon     NO           No            Fee
 162     Croix Apartments                  777,839    1.35      .0000    01     Balloon     NO           No            Fee
 163     Hyatt Aruba                    54,456,214    1.95      .2500    10     Hyper Am    Modified     No            Leasehold


TOTAL                               1,356,228,736











                                  EXHIBIT C

                             --------------------

                   FORM OF INVESTMENT REPRESENTATION LETTER



The Chase Manhattan Bank,
   as Trustee
450 West 33rd Street
15th Floor
New York, New York 10001
Attention:  Structured Finance Services (MBS)

Credit Suisse First Boston Mortgage
  Securities Corp.
Eleven Madison Avenue
New York, New York  10010
Attention:  Principal Transactions Group

     Re: Transfer of Credit Suisse First Boston Mortgage Securities Corp Commercial Mortgage Pass-Through Certificates, Series 1997-C1
          ---------------------------------------------------------------

Ladies and Gentlemen:

          This letter is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Pooling and Servicing
                                                       ---------------------
Agreement"), by and among Credit Suisse First Boston Mortgage Securities
---------
Corp., as Depositor, First Union National Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, and The Chase Manhattan Bank, as Trustee on behalf of the holders of Credit Suisse First Boston Mortgage Securities Corp.
Commercial  Mortgage   Pass-Through   Certificates,   Series   1997-C1   (the
"Certificates") in connection with the transfer by _________________ (the
 ------------
"Seller") to the undersigned (the "Purchaser") of $_______________ aggregate
 ------                            ---------
Certificate Balance of Class ___ Certificates (the "Certificate").
                                                    -----------
Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

          In connection with such transfer, the Purchaser hereby represents and warrants to you and the addressees hereof as follows:

          1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A ("Rule 144A") promulgated under the Securities Act of
                       ---------
1933, as amended (the "1933 Act").  The Purchaser is aware that the transfer
                       --------
is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.

          2. The Purchaser's intention is to acquire the Certificate (a) for investment for the Purchaser's own account or (b) for resale to qualified institutional buyers' in transactions under Rule 144A, and not in any event with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Certificate (and any subsequent Certificate) has not been registered under the 1933 Act, by reason of a specified exemption from the registration provisions of the 1933 Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

          3. The Purchaser has reviewed the Private Placement Memorandum relating to the Certificates (the "Private Placement Memorandum") and the
                                   ----------------------------
agreements and other materials referred to therein and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Private Placement Memorandum.

          4. The Purchaser acknowledges that the Certificate (and any Certificate issued on transfer or exchange thereof) has not been registered or qualified under the 1933 Act or the securities laws of any State or any other jurisdiction, and that the Certificate cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

          5. The Purchaser hereby undertakes to be bound by the terms and conditions of the Pooling and Servicing Agreement in its capacity as an owner of a Certificate or Certificates, as the case may be (each, a "Certificateholder"), in all respects as if it were a signatory thereto.
 -----------------
This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

          6. The Purchaser will not sell or otherwise transfer any portion of the Certificate or Certificates, except in compliance with Section 5.02 of the Pooling and Servicing Agreement.

          7.   Check one of the following:/F1/

          / / The Purchaser is a U.S. Person (as defined below) and it has attached hereto an Internal Revenue Service ("IRS") Form W-9
                                                             ---
              (or successor form).

          / / The Purchaser is not a U.S. Person and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) or the Paying Agent with respect to distributions to be made on the Certificate. The Purchaser has attached hereto either (i) a duly
_______________
  /F1/ Each Purchaser must include one of the two alternative certifications.

               executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Certificate and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Certificate and state that interest and original issue discount on the Certificate and Permitted Investments is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, or an estate the income of which is subject to U.S. federal income taxation regardless of its source or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an application election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

          8. If the Certificate is a Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J or Class K Certificate, the Purchaser is not (a)(i) an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, (ii) or Section 4975 of the Code or (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent,
                              -----------
similar to the foregoing provisions of ERISA or the Code (each a "Plan") or
                                                                  ----
(b) a person acting on behalf of or using the assets of any such plan (including an entity whose underlying assets include plan assets by reason of investment in the entity by such Plan and the application of Department of Labor Regulation Section 2510.3-101, other than an insurance company using assets of its general account under circumstances whereby the purchase and holding of such Certificates by such insurance company (i) would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

          9. If the Certificate is a Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J or Class K Certificate, the Purchaser understands that if the Purchaser is a Person referred to in 8(a) or (b) above, an Opinion of Counsel in form and substance satisfactory to the Certificate Registrar and the Depositor to the effect that the acquisition and holding of such Certificate by such purchaser or transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA, the prohibited transaction provisions of the Code or the provisions of any Similar Law (without regard to the identity or nature of the Holders of Certificates of any Class), will not constitute or result in a "prohibited transaction" within the meaning of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Trustee, the Certificate Registrar, the Servicer, the Special Servicer, the Extension Advisor, the
Underwriter or the Depositor to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any such Similar Law in addition to those set forth in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be at the expense of the Depositor, the Servicer, the Special Servicer, the Trustee or the Trust Fund.

                              Very truly yours,


                              ---------------------------------------------
                              (The Purchaser)


                              By:
                                   ----------------------------------------
                                   Name:
                                   Title


Dated: __________


                                 EXHIBIT D-1

                          FORM OF TRANSFER AFFIDAVIT

                                             AFFIDAVIT  PURSUANT  TO  SECTION
                                             860E(E)(4)   OF   THE   INTERNAL
                                             REVENUE CODE OF 1986, AS AMENDED


STATE OF            )
                    )  SS:
COUNTY OF      )


          (NAME OF OFFICER), being first duly sworn, deposes and says:

          1. That (he) (she) is (Title of Officer) of (Name of Transferee) (the "Transferee"), a (description of type of entity) duly organized and
      ----------
existing under the laws of the (State of __________) (United States), on behalf of which he makes this affidavit.


          2.   That the Transferee's Taxpayer Identification Number is (  ).

          3. That the Transferee of a Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificate, Series 1997-C1, Class (R) (LR) Certificate (the "Class (R) (LR) Certificate") is not
                                          --------------------------
Disqualified Organization (as defined below) or an agent thereof (including nominee, middleman or other similar person) (an "Agent"), an ERISA Prohibited
                                                 -----
Holder or a Non-U.S. Person (as defined below). For these purposes, a "Disqualified Organization" means any of (i) the United States, any State or
 -------------------------
political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Servicer based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms

"United States", "State" and "international organization" shall have the
 -------------    -----       --------------------------
meanings set forth in Section 7701 of the Code or successor provisions. For these purposes, "ERISA Prohibited Holder" means an employee benefit plan
                 -----------------------
subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or section 4975 of the Code or any governmental plan (as
             -----
defined in Section 3(32) of ERISA) subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan") or a person acting on behalf of or investing the
                      ----
assets of such a Plan.  For these purposes, "Non-U.S. Person" means any
                                             ---------------
person other than a U.S. Person, unless, with respect to the Transfer of a Residual Certificate, (i) such person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the Transferor and the Certificate Registrar with an effective Internal Revenue Service Form 4224 or (ii) the Transferee delivers to both the Transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that such Transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such Transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

          4. That the Transferee historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Transferee intends to pay taxes associated with holding the Class (R)
(LR) Certificate as they become due.

          5.   That   the  Transferee  understands  that  it  may  incur  tax
liabilities with respect to the Class (R) (LR) Certificate in excess of any cash flow generated by the Class (R) (LR) Certificate.

          6. That the Transferee agrees not to transfer the Class (R) (LR) Certificate to any Person or entity unless (a) the Transferee has received from such Person or entity an affidavit substantially in the form of this Transfer Affidavit and (b) the Transferee provides to the Certificate Registrar a letter substantially in the form of Exhibit D-2 to the Pooling and Servicing Agreement certifying that it has no actual knowledge that such Person or entity is a Disqualified Organization or an Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person and that it has no reason to know that such Person or entity does not satisfy the requirements set forth in paragraph 4 hereof.

          7. That the Transferee agrees to such amendments of the Pooling and Servicing Agreement dated as of June 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, First Union National Bank, as Servicer, Lennar Partners, Inc., as Special Servicer, and The Chase Manhattan Bank, as Trustee, (the "Pooling and Servicing Agreement"), as may
                        -------------------------------
be required to further effectuate  the restrictions on transfer of  the Class
(R) (LR) Certificate to such a Disqualified Organization or an Agent thereof, an ERISA Prohibited Holder or a Non-U.S. Person. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          8. That, if a "tax matters person" is required to be designated with respect to the (Upper-Tier REMIC) (Lower-Tier REMIC), the Transferee agrees to act as "tax matters person" and to perform the functions of "tax matters person" of the (Upper-Tier REMIC) (Lower-Tier REMIC) pursuant to
Section 10.01(c) of the Pooling and Servicing Agreement, and agrees to the irrevocable designation of the Servicer as the Transferee's agent in performing the function of "tax matters person."

          9. The Transferee has reviewed, and agrees to be bound by and to abide by, the provisions of Section 5.02(d) of the Pooling and Servicing Agreement concerning registration of the transfer and exchange of Class (R)
(LR) Certificates.

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, by its (Title of Officer) this _____ day of __________, 19__.

                              (NAME OF TRANSFEREE)


                              ------------------------


                             By:
                                -----------------------------------
                                   (Name of Officer)
                                   (Title of Officer)

          Personally appeared before me the above-named (Name of Officer), known or proved to me to be the same person who executed the foregoing instrument and to be the (Title of Officer) of the Transferee, and acknowledged to me that he (she) executed the same as his (her) free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this ___ day of __________, 19__.



----------------------------------------------------------------
NOTARY PUBLIC

COUNTY OF _________________________
STATE OF  _________________________

My commission expires the ___ day of __________, 19__.


                                 EXHIBIT D-2

                          FORM OF TRANSFEROR LETTER




                                    (Date)



The Chase Manhattan Bank,
  as Trustee
450 West 33rd Street
15th Floor
New York, New York 10001
Attention:  Structured Finance Services (MBS)

Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1
     ----------------------------------------------------------------

Ladies and Gentlemen:

          (Transferor) has reviewed the attached affidavit of (Transferee), and has no actual knowledge that such affidavit is not true and has no reason to know that the requirements set forth in paragraphs 3 and 4 thereof are not satisfied or that the information contained in paragraphs 3 and 4 thereof is not true.

                                   Very truly yours,

                                   (Transferor)



                                   ---------------------------------------

                                  EXHIBIT E

                                  (RESERVED)




                                  EXHIBIT F

                         FORM OF REQUEST FOR RELEASE




                                        __________(Date)


The Chase Manhattan Bank, as Trustee
450 West 33rd Street, 15th Floor
New York, New York  10001


Attention:  Structured Finance Services (MBS)

          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-C1, REQUEST FOR RELEASE
               ------------------------------------------------------------

Dear _______________________,

          In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under a certain Pooling and Servicing Agreement dated as of June 1, 1997 (the "Pooling and Servicing Agreement"),
                                         -------------------------------
by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, (the undersigned, as servicer (the "Servicer"), Lennar Partners,
                                               --------
Inc., as special servicer,) (First Union National Bank, as servicer, the undersigned, as special servicer (the "Special Servicer"),) and you, as
                                       ----------------
trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Loan for the reason indicated below.

Mortgagor's Name: ___________________________________________________________

Address: ____________________________________________________________________

Loan No.:  __________________________________________________________________

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting file (or portion thereof):

          ______1. Loan paid in full. The (Servicer) (Special Servicer) hereby certifies that all amounts received in connection with the Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.

          ______2.  The Loan is being foreclosed.

          ______3.  Other.  (Describe)

          The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently, or unless the Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                              (SERVICER) (SPECIAL SERVICER)


                              By:
                                 ------------------------------------

                              Name:
                                  -----------------------------------

                              Title:
                                   ----------------------------------



                                  EXHIBIT G

                                  (RESERVED)



                                  EXHIBIT H

                                  (RESERVED)


                                  EXHIBIT I

                           FORM OF SERVICER REPORTS
                           (Available from Depositor)

                                  EXHIBIT J

                                  (RESERVED)

                                  EXHIBIT K

                         FORM OF LOST NOTE AFFIDAVIT

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          ___________________________,   ____________________,   being   duly
sworn, deposes and says:

     1. that he is an authorized signatory of Credit Suisse First Boston Mortgage Capital LLC ("CSFB");

     2.   that CSFB  is  the owner  and  holder of  a  Mortgage Loan  in  the original principal amount of $__________ secured by a mortgage (the "Mortgage") on the premises known as __________ __________ located in __________;

     3. (a) that CSFB, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original Note has been lost, misfiled, misplaced or destroyed due to a clerical error:

          a Note in the original sum of $__________ made by __________, to CS First Boston Mortgage Capital Corp., under date of __________ (the "Note");

     4.   that the Note is now owned and held by CSFB;

     5.   that  the  Note  has  not  been  paid   off,  satisfied,  assigned,
transferred,  encumbered,  endorsed,  pledged,   hypothecated,  or  otherwise
disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

     6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except CSFB;

     7. upon assignment of the Note by CSFB to Credit Suisse First Boston Mortgage Security Corp. (the "Depositor") and subsequent assignment by Depositor to the Trustee for the Benefit of the Holders of the Commercial Mortgage Pass-Through Certificates, Series 1997-C1 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by CSFB to the Trustee) CSFB covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of CSFB's or Depositor's failure to deliver said original Note to the Trustee.

                         CREDIT SUISSE FIRST BOSTON
                         MORTGAGE CAPITAL LLC


                         By:_______________________
                            Authorized Signatory

Sworn to before me this
_____ day of ________.